UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-04550
THE MAINSTAY FUNDS
(Exact name of Registrant as specified in charter)
51 Madison Avenue, New York, NY 10010
(Address of principal executive offices) (Zip code)
J. Kevin Gao, Esq.
169 Lackawanna Avenue
Parsippany, New Jersey 07054
(Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 576-7000
Date of fiscal year end: October 31
Date of reporting period: October 31, 2011

FORM N-CSR
Item 1. Reports to Stockholders.

MainStay Common Stock Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	17

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Proxy Voting Policies and Procedures and Proxy Voting Record	30

Shareholder Reports and Quarterly Portfolio Disclosure	30

Board Members and Officers	31

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–0.33%	–3.75%	0.84%	1.63%
		Excluding sales charges	5.47	–2.66	1.41	1.63

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	0.26	–3.38	1.04	0.98
		Excluding sales charges	6.10	–2.28	1.61	0.98

Class B Shares	Maximum 5% CDSC	With sales charges	–0.25	–3.73	0.67	2.38
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	4.75	–3.39	0.67	2.38

Class C Shares	Maximum 1% CDSC	With sales charges	3.75	–3.37	0.67	2.38
	if Redeemed Within One Year of Purchase	Excluding sales charges	4.75	–3.37	0.67	2.38

Class I Shares[4]	No Sales Charge		6.43	–1.89	2.01	0.73

Class R2 Shares[5]	No Sales Charge		5.99	–2.38	1.51	1.08

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Investor Class shares were first offered on February 28, 2008. Performance figures for Investor Class shares include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on December 28, 2004, include the historical performance of Class A shares through December 27, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.
5.	Performance figures for Class R2 shares, first offered on December 14, 2007, include the historical performance of Class A shares through October 31, 2011, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower. As of October 31, 2011, Class R2 shares had yet to commence investment operations.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

S&P 500® Index[6]	8.09%	0.25%	3.69%

Russell 1000® Index[7]	8.01	0.54	4.17

Average Lipper Large-Cap Core Fund[8]	5.37	–0.28	3.26

6.	“S&P 500®” is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the Russell 3000® Index. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Common Stock Fund

Cost in Dollars of a $1,000 Investment in MainStay Common Stock Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$912.20	$7.37	$1,017.50	$7.78

Class A Shares	$1,000.00	$915.30	$4.78	$1,020.20	$5.04

Class B Shares	$1,000.00	$909.30	$10.97	$1,013.70	$11.57

Class C Shares	$1,000.00	$909.30	$10.97	$1,013.70	$11.57

Class I Shares	$1,000.00	$917.00	$3.58	$1,021.50	$3.77

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.53% for Investor Class, 0.99% for Class A, 2.28% for Class B and Class C and 0.74% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period. See page X for more information on Class R2 shares.

mainstayinvestments.com    7

Industry Composition as of October 31, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	10.7%
IT Services	5.8
Pharmaceuticals	5.2
Software	5.2
Computers & Peripherals	5.1
Media	4.5
Health Care Providers & Services	4.4
Beverages	3.4
Commercial Banks	3.2
Diversified Financial Services	3.2
Diversified Telecommunication Services	3.1
Specialty Retail	2.8
Industrial Conglomerates	2.6
Insurance	2.4
Aerospace & Defense	2.2
Food & Staples Retailing	2.2
Household Products	2.2
Road & Rail	2.2
Exchange Traded Funds	2.0
Biotechnology	1.9
Capital Markets	1.9
Tobacco	1.9
Internet Software & Services	1.8
Energy Equipment & Services	1.7
Semiconductors & Semiconductor Equipment	1.5
Multi-Utilities	1.4
Hotels, Restaurants & Leisure	1.3
Chemicals	1.0
Diversified Consumer Services	1.0
Food Products	1.0
Communications Equipment	0.9
Consumer Finance	0.9
Electric Utilities	0.9
Internet & Catalog Retail	0.8
Metals & Mining	0.8
Health Care Equipment & Supplies	0.7
Multiline Retail	0.7
Machinery	0.6
Real Estate Investment Trusts	0.6
Commercial Services & Supplies	0.5
Leisure Equipment & Products	0.5
Construction & Engineering	0.4
Life Sciences Tools & Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Electronic Equipment & Instruments	0.3
Paper & Forest Products	0.3
Automobiles	0.2
Distributors	0.2
Household Durables	0.2
Air Freight & Logistics	0.1
Containers & Packaging	0.1
Gas Utilities	0.1
Professional Services	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1
Wireless Telecommunication Services	0.1
Airlines	0.0	‡
Electrical Equipment	0.0	‡
Independent Power Producers & Energy Traders	0.0	‡
Marine	0.0	‡
Short-Term Investment	0.1
Other Assets, Less Liabilities	–0.0	‡

	100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	Apple, Inc.
2.	ExxonMobil Corp.
3.	International Business Machines Corp.
4.	Chevron Corp.
5.	Microsoft Corp.
6.	S&P 500 Index—SPDR Trust Series 1
7.	Pfizer, Inc.
8.	Wells Fargo & Co.
9.	AT&T, Inc.
10.	JPMorgan Chase & Co.

8    MainStay Common Stock Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Harvey J. Fram, CFA, and Migene Kim, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Common Stock Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Common Stock Fund returned 5.47% for Investor Class shares, 6.10% for Class
A shares, 4.75% for Class B shares and 4.75% for Class C shares for the 12 months ended October 31, 2011. Over the same period, the Fund’s Class I shares returned 6.43% and Class R2 shares1 returned 5.99%. Investor Class, Class A, Class I and Class R2 shares outperformed—and Class B shares and Class C shares underperformed—the 5.37% return of the average Lipper2 large-cap core fund for the same period. All share classes underperformed the 8.09% return of the S&P 500® Index3 for the 12 months ended October 31, 2011. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, market sentiment grew increasingly defensive and interest rates remained historically low. Investors pursued companies with high dividend yields and rewarded companies that bought back their own shares. Against this backdrop, the Fund had lower exposure than the S&P 500® Index to dividend-yielding companies, which detracted from the Fund’s relative performance. Moreover, persistent market turmoil and the fear of contagion from the European sovereign debt crisis translated to lagging performance of trend-following factors in the Fund’s model, such as price momentum, which detracted from the Fund’s relative performance. On the positive side, the valuation factor in the Fund’s stock-selection model proved effective across the Fund’s entire investment universe by successfully indentifying expensive stocks to avoid. In many cases, stocks identified by the model as more expensive provided worse performance than stocks that were less expensive according to the model.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index were health care, materials and financials. (Contributions take weightings and total returns into account.) Health care contributed the most, as managed health care stocks that had become undervalued during last year’s health care legislation debate rebounded strongly in 2011. Having underweight positions in materials and financials also contributed positively to the Fund’s relative performance during the reporting period.

During the reporting period, the weakest sector contributions to the Fund’s relative performance came from information technology, utilities and industrials. In the information technology sector, our valuation factor had less success, leading the Fund to overweight certain low-priced stocks that became even less expensive, which resulted in negative returns. Although utilities outperformed the S&P 500® Index as investors sought dividend yield in an anemic interest-rate environment, the Fund’s underweight position in the sector hurt relative performance during the reporting period. Unfavorable stock selection in the industrials sector detracted from the Fund’s relative performance. In the industrials sector, overweight positions relative to the benchmark in domestic short-haul carrier Southwest Airlines and truck manufacturer Paccar were particularly disappointing.

During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest positive contributions to the Fund’s absolute performance came from computers & peripherals company Apple, integrated oil & gas company ExxonMobil and IT services company International Business Machines. Apple continued to impress investors with solid earnings and revenues from a suite of products that enjoys a loyal consumer following. ExxonMobil performed well as energy prices rose, especially during the months of unrest in the Middle East. International Business Machines, widely consid-
ered a more stable information technology company than most, weathered uncertain economic prospects well during the reporting period, partly because of continued growth in overseas markets such as China and India.

The stocks that detracted the most from the Fund’s absolute performance were diversified financial services firm Bank of America, computers & peripherals company Hewlett-Packard and communications equipment company Cisco Systems. The fallout from the U.S. mortgage crisis and from the European sovereign debt crisis weighed on Bank of America’s share price during the reporting period. The main lines of business at Hew-lett-Packard (PC/printing) and Cisco Systems (networking) lie in the “old tech” segment of the information technology sector. Both stocks generated negative returns during the reporting period, suffering from the global economic slowdown and the trend away from spending in the “old tech” segment.

Did the Fund make any significant purchases or sales during the reporting period?

We initiated a Fund position in consumer finance company American Express in December 2010, on the basis of positive trends in the stock’s momentum factors. Indeed, from January 1 through October 31, 2011, American Express fared relatively well within the financials sector, as the company was less susceptible to the European sovereign debt situation than were

1. See footnote on page 5 for more information on Class R2 shares.
2. Se e foo tnot e on pa ge 6 fo r mor ei nfo rma tio n on Lip per I nc.
3. Se e foo tnot e on pa ge 6 fo r mor ei nfo rma tio n on the S &P 500 Ind ex.

mainstayinvestments.com    9

global banks. We also established a Fund position in pharmaceuticals company Pfizer during the reporting period on the basis of our model’s earnings quality, valuation and momentum scores.

During the reporting period, we trimmed the Fund’s overweight position in Hewlett-Packard when our model interpreted the stock’s recent negative price trend as a sign of weakening fundamentals. We also began reducing the Fund’s overweight position in electrical equipment company Emerson Electric at the end of 2010. We sold the position completely in September 2011, mainly because of a deteriorating price trend.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund saw its largest sector weighting increases in health care and consumer staples, both of which are traditionally viewed as defensive sectors. Relative to the S&P 500® Index, the Fund went from an underweight to an overweight position in health care. We added to the Fund’s position in the consumer staples sector, which remained underweight—though less so—relative to the S&P 500® Index at the end of reporting period. To position the Fund more defensively, we decreased the Fund’s weightings in economically sensitive sectors such as financials, materials and energy. The Fund’s modestly underweight positions in financials and materials relative to the S&P 500® Index became increasingly more underweight. Over the course of the reporting period, we trimmed the Fund’s overweight energy position relative to the S&P 500® Index to a more neutral position by the end of the reporting period.

How was the Fund positioned at the end of October 2011?

As of October 31, 2011, the Fund’s most substantially overweight sector positions relative to the S&P 500® Index were in consumer discretionary and health care. As of the same date, the Fund’s most substantially underweight sector positions were in industrials and financials.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Common Stock Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 97.9% †

Aerospace & Defense 2.2%
Boeing Co. (The)	156	$10,263
General Dynamics Corp.	12,093	776,250
Goodrich Corp.	1,099	134,770
Honeywell International, Inc.	2,510	131,524
ITT Corp.	19,681	897,454
L-3 Communications Holdings, Inc.	2,442	165,519
Lockheed Martin Corp.	3,471	263,449
Northrop Grumman Corp.	9,891	571,205
Textron, Inc.	3,357	65,193
United Technologies Corp.	1,975	154,010

		3,169,637

Air Freight & Logistics 0.1%
FedEx Corp.	1,845	150,976

Airlines 0.0%‡
Alaska Air Group, Inc. (a)	472	31,402
Southwest Airlines Co.	3,587	30,669

		62,071

Automobiles 0.2%
Ford Motor Co. (a)	4,210	49,173
Harley-Davidson, Inc.	7,657	297,857

		347,030

Beverages 3.4%
Coca-Cola Co. (The)	26,221	1,791,419
Coca-Cola Enterprises, Inc.	23,974	642,983
Constellation Brands, Inc. Class A (a)	10,626	214,858
Dr. Pepper Snapple Group, Inc.	18,119	678,556
PepsiCo., Inc.	26,248	1,652,311

		4,980,127

Biotechnology 1.9%
Amgen, Inc.	13,308	762,149
Biogen Idec, Inc. (a)	5,933	690,364
Gilead Sciences, Inc. (a)	31,853	1,326,996

		2,779,509

Capital Markets 1.9%
Bank of New York Mellon Corp. (The)	37,759	803,511
Charles Schwab Corp. (The)	34,924	428,867
Janus Capital Group, Inc.	4,181	27,427
Northern Trust Corp.	13,605	550,594
State Street Corp.	23,127	934,100

		2,744,499

Chemicals 1.0%
Air Products & Chemicals, Inc.	575	49,531
CF Industries Holdings, Inc.	3,686	598,127
Ecolab, Inc.	1,672	90,020
Monsanto Co.	6,365	463,054
Mosaic Co. (The)	3,616	211,753

		1,412,485

Commercial Banks 3.2%
BB&T Corp.	15,206	354,908
Comerica, Inc.	5,005	127,878
Huntington Bancshares, Inc.	5,723	29,645
KeyCorp	72,079	508,878
PNC Financial Services Group, Inc.	1,315	70,629
Regions Financial Corp.	101,142	397,488
SunTrust Banks, Inc.	2,966	58,519
U.S. Bancorp	11,666	298,533
X Wells Fargo & Co.	92,968	2,408,801
Zions Bancorp	17,579	305,171

		4,560,450

Commercial Services & Supplies 0.5%
Cintas Corp.	9,463	282,849
Clean Harbors, Inc. (a)	2,066	120,386
Republic Services, Inc.	1,431	40,726
Waste Connections, Inc.	5,471	186,288
Waste Management, Inc.	2,731	89,932

		720,181

Communications Equipment 0.9%
Cisco Systems, Inc.	44,399	822,714
Motorola Mobility Holdings, Inc. (a)	7,163	278,497
Motorola Solutions, Inc.	199	9,335
QUALCOMM, Inc.	3,707	191,281

		1,301,827

Computers & Peripherals 5.1%
X Apple, Inc. (a)	12,700	5,140,706
Dell, Inc. (a)	52,999	837,914
Hewlett-Packard Co.	31,288	832,574
Lexmark International, Inc. Class A (a)	3,556	112,725
Western Digital Corp. (a)	15,008	399,813

		7,323,732

Construction & Engineering 0.4%
Fluor Corp.	5,734	325,978
KBR, Inc.	6,961	194,282
URS Corp. (a)	1,146	40,912

		561,172

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Consumer Finance 0.9%
American Express Co.	22,714	$1,149,783
Capital One Financial Corp.	1,337	61,047
Discover Financial Services	3,425	80,693

		1,291,523

Containers & Packaging 0.1%
Packaging Corp. of America	3,304	86,168

Distributors 0.2%
Genuine Parts Co.	4,537	260,560

Diversified Consumer Services 1.0%
Apollo Group, Inc. Class A (a)	11,665	552,338
DeVry, Inc.	4,150	156,372
H&R Block, Inc.	39,249	600,117
Sotheby’s	3,852	135,667

		1,444,494

Diversified Financial Services 3.2%
Bank of America Corp.	51,372	350,871
Citigroup, Inc.	16,597	524,299
X JPMorgan Chase & Co.	66,809	2,322,281
Moody’s Corp.	15,613	554,105
NASDAQ OMX Group, Inc. (The) (a)	24,737	619,662
NYSE Euronext	12,366	328,565

		4,699,783

Diversified Telecommunication Services 3.1%
X AT&T, Inc.	79,747	2,337,385
Verizon Communications, Inc.	59,651	2,205,894

		4,543,279

Electric Utilities 0.9%
DPL, Inc.	7,252	220,098
FirstEnergy Corp.	13,635	613,030
N.V. Energy, Inc.	1,547	24,814
Northeast Utilities	3,747	129,534
Progress Energy, Inc.	6,222	324,166

		1,311,642

Electrical Equipment 0.0%‡
Hubbel, Inc. Class B	62	3,707

Electronic Equipment & Instruments 0.3%
Jabil Circuit, Inc.	17,646	362,802

Energy Equipment & Services 1.7%
Baker Hughes, Inc.	517	29,981
Diamond Offshore Drilling, Inc.	405	26,544
Halliburton Co.	18,239	681,409
Helmerich & Payne, Inc.	2,231	118,645
Nabors Industries, Ltd. (a)	15,983	292,968
National-Oilwell Varco, Inc.	4,380	312,425
Oceaneering International, Inc.	4,404	184,219
Patterson-UTI Energy, Inc.	21,677	440,477
Schlumberger, Ltd.	3,866	284,035
Superior Energy Services, Inc. (a)	2,823	79,383

		2,450,086

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	9,244	769,563
CVS Caremark Corp.	3,036	110,207
Kroger Co. (The)	6,578	152,478
Safeway, Inc.	9,381	181,710
SUPERVALU, Inc.	6,773	54,319
Wal-Mart Stores, Inc.	18,278	1,036,728
Walgreen Co.	23,815	790,658
Whole Foods Market, Inc.	866	62,456

		3,158,119

Food Products 1.0%
ConAgra Foods, Inc.	14,306	362,371
Dean Foods Co. (a)	34,114	331,588
Hershey Co. (The)	19	1,087
Hormel Foods Corp.	1,736	51,160
Smithfield Foods, Inc. (a)	7,465	170,650
Tyson Foods, Inc. Class A	25,828	498,481

		1,415,337

Gas Utilities 0.1%
Atmos Energy Corp.	1,404	48,185
Nicor, Inc.	1,774	99,788
ONEOK, Inc.	276	20,990

		168,963

Health Care Equipment & Supplies 0.7%
Baxter International, Inc.	2,752	151,305
C.R. Bard, Inc.	1,795	154,280
Covidien PLC	4,520	212,621
Intuitive Surgical, Inc. (a)	24	10,413
Medtronic, Inc.	1,868	64,894
St. Jude Medical, Inc.	3,189	124,371
Zimmer Holdings, Inc. (a)	4,362	229,572

		947,456

Health Care Providers & Services 4.4%
Aetna, Inc.	12,045	478,909
AmerisourceBergen Corp.	15,647	638,398
Cardinal Health, Inc.	9,943	440,177
CIGNA Corp.	4,267	189,199
Coventry Health Care, Inc. (a)	11,864	377,394
Health Net, Inc. (a)	308	8,559
Humana, Inc.	8,372	710,699
McKesson Corp.	15,230	1,242,006

The notes to the financial statements are an integral part of,

12 MainStay Common Stock Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Health Care Providers & Services (continued)

Medco Health Solutions, Inc. (a)	421	$23,096
Omnicare, Inc.	4,173	124,439
UnitedHealth Group, Inc.	29,262	1,404,283
WellPoint, Inc.	11,083	763,619

		6,400,778

Hotels, Restaurants & Leisure 1.3%
Darden Restaurants, Inc.	1,788	85,610
International Game Technology	14,095	247,931
McDonald’s Corp.	8,503	789,504
Wyndham Worldwide Corp.	2,173	73,165
Wynn Resorts, Ltd.	4,419	586,843
Yum! Brands, Inc.	2,999	160,656

		1,943,709

Household Durables 0.2%
Leggett & Platt, Inc.	11,419	250,076

Household Products 2.2%
Clorox Co. (The)	996	66,672
Colgate-Palmolive Co.	8,802	795,437
Kimberly-Clark Corp.	7,253	505,606
Procter & Gamble Co. (The)	27,831	1,780,906

		3,148,621

Independent Power Producers & Energy Traders 0.0%‡
Constellation Energy Group, Inc.	203	8,059
NRG Energy, Inc. (a)	2,848	61,004

		69,063

Industrial Conglomerates 2.6%
3M Co.	12,054	952,507
Danaher Corp.	3,384	163,616
General Electric Co.	94,445	1,578,176
Tyco International, Ltd.	24,741	1,126,953

		3,821,252

Insurance 2.4%
ACE, Ltd.	4,018	289,899
Aflac, Inc.	7,794	351,431
American International Group, Inc. (a)	3,356	82,860
Berkshire Hathaway, Inc. Class B (a)	9,618	748,857
Fidelity National Financial, Inc. Class A	13,799	213,056
Hartford Financial Services Group, Inc. (The)	29,175	561,619
Lincoln National Corp.	5,332	101,575
Principal Financial Group, Inc.	15,930	410,675
Prudential Financial, Inc.	1,243	67,371
Travelers Cos., Inc. (The)	10,574	616,993

		3,444,336

Internet & Catalog Retail 0.8%
Amazon.com, Inc. (a)	2,189	467,373
Expedia, Inc.	23,012	604,295
Priceline.com, Inc. (a)	195	99,006

		1,170,674

Internet Software & Services 1.8%
eBay, Inc. (a)	11,966	380,878
Google, Inc. Class A (a)	3,541	2,098,538
Monster Worldwide, Inc. (a)	11,785	108,776

		2,588,192

IT Services 5.8%
Accenture PLC Class A	17,959	1,082,209
Alliance Data Systems Corp. (a)	8,348	855,169
Broadridge Financial Solutions, Inc.	2,996	66,661
Computer Sciences Corp.	9,651	303,621
Fidelity National Information Services, Inc.	5,902	154,514
Fiserv, Inc. (a)	833	49,039
Global Payments, Inc.	7,911	363,273
X International Business Machines Corp.	19,858	3,666,383
MasterCard, Inc. Class A	574	199,316
SAIC, Inc. (a)	23,556	292,801
Total System Services, Inc.	28,005	557,019
Visa, Inc. Class A	4,305	401,484
Western Union Co. (The)	18,907	330,305

		8,321,794

Leisure Equipment & Products 0.5%
Polaris Industries, Inc.	11,230	711,308

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc. (a)	1,852	68,653
Covance, Inc. (a)	5,933	300,981
Thermo Fisher Scientific, Inc. (a)	2,858	143,672

		513,306

Machinery 0.6%
Caterpillar, Inc.	1,177	111,179
Dover Corp.	2,009	111,560
PACCAR, Inc.	4,378	189,305
Parker Hannifin Corp.	5,416	441,675

		853,719

Marine 0.0%‡
Kirby Corp. (a)	370	22,770

Media 4.5%
Cablevision Systems Corp. Class A	2,119	30,662
CBS Corp. Class B	38,095	983,232
Comcast Corp. Class A	73,508	1,723,763
DIRECTV Class A (a)	19,804	900,290
Gannett Co., Inc.	3,800	44,422

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Media (continued)

McGraw-Hill Cos., Inc. (The)	13,034	$553,945
News Corp. Class A	7,689	134,711
Time Warner Cable, Inc.	13,960	889,112
Walt Disney Co. (The)	30,586	1,066,840
Washington Post Co. Class B	613	208,518

		6,535,495

Metals & Mining 0.8%
Freeport-McMoRan Copper & Gold, Inc.	25,791	1,038,346
Newmont Mining Corp.	1,526	101,982
United States Steel Corp.	2,069	52,470

		1,192,798

Multi-Utilities 1.4%
Alliant Energy Corp.	1,631	66,512
Ameren Corp.	3,840	122,419
CenterPoint Energy, Inc.	23,682	493,533
Consolidated Edison, Inc.	11,407	660,123
Dominion Resources, Inc.	1,072	55,305
DTE Energy Co.	4,970	258,987
Integrys Energy Group, Inc.	2,965	156,878
NiSource, Inc.	355	7,842
NSTAR	1,815	81,838
Public Service Enterprise Group, Inc.	4,193	141,304
Vectren Corp.	970	27,529
Xcel Energy, Inc.	344	8,892

		2,081,162

Multiline Retail 0.7%
Big Lots, Inc. (a)	9,371	353,193
Dollar Tree, Inc. (a)	1,029	82,279
Macy’s, Inc.	3,110	94,948
Target Corp.	9,531	521,822

		1,052,242

Oil, Gas & Consumable Fuels 10.7%
Alpha Natural Resources, Inc. (a)	4,855	116,714
Anadarko Petroleum Corp.	2,330	182,905
Apache Corp.	4,867	484,899
X Chevron Corp.	34,001	3,571,805
ConocoPhillips	22,949	1,598,398
Denbury Resources, Inc. (a)	270	4,239
Devon Energy Corp.	743	48,258
EOG Resources, Inc.	767	68,593
X ExxonMobil Corp.	64,827	5,062,340
Hess Corp.	2,055	128,561
HollyFrontier Corp.	15,662	480,667
Marathon Oil Corp.	32,382	842,903
Marathon Petroleum Corp.	20,846	748,371
Occidental Petroleum Corp.	11,082	1,029,961
Plains Exploration & Production Co. (a)	3,411	107,447
Tesoro Corp. (a)	11,304	293,226
Valero Energy Corp.	26,058	641,027

		15,410,314

Paper & Forest Products 0.3%
Domtar Corp.	4,955	405,864

Pharmaceuticals 5.2%
Abbott Laboratories	14,888	802,017
Bristol-Myers Squibb Co.	216	6,823
Eli Lilly & Co.	26,010	966,532
Endo Pharmaceuticals Holdings, Inc. (a)	3,338	107,851
Forest Laboratories, Inc. (a)	4,229	132,368
Johnson & Johnson	26,083	1,679,484
Medicis Pharmaceutical Corp. Class A	8,408	321,942
Merck & Co., Inc.	22,192	765,624
X Pfizer, Inc.	141,103	2,717,644

		7,500,285

Professional Services 0.1%
Towers Watson & Co. Class A	2,131	140,007

Real Estate Investment Trusts 0.6%
American Campus Communities, Inc.	3,026	117,802
Apartment Investment & Management Co. Class A	6,140	151,474
Camden Property Trust	295	17,889
Equity Residential	174	10,210
Essex Property Trust, Inc.	368	52,536
Host Hotels & Resorts, Inc.	196	2,797
Public Storage	769	99,240
Rayonier, Inc.	9,897	413,002
Simon Property Group, Inc.	314	40,330
Taubman Centers, Inc.	515	31,533

		936,813

Real Estate Management & Development 0.1%
CBRE Group, Inc. (a)	5,790	102,946
Jones Lang LaSalle, Inc.	1,368	88,400

		191,346

Road & Rail 2.2%
CSX Corp.	52,379	1,163,337
Kansas City Southern (a)	292	18,446
Norfolk Southern Corp.	12,119	896,685
Ryder System, Inc.	9,630	490,552
Union Pacific Corp.	6,679	665,028

		3,234,048

Semiconductors & Semiconductor Equipment 1.5%
Intel Corp.	60,087	1,474,535
LSI Corp. (a)	23,471	146,694

The notes to the financial statements are an integral part of,

14 MainStay Common Stock Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Semiconductors & Semiconductor Equipment (continued)

MEMC Electronic Materials, Inc. (a)	4,948	$29,638
Micron Technology, Inc. (a)	86,681	484,547
Teradyne, Inc. (a)	1,392	19,933

		2,155,347

Software 5.2%
Adobe Systems, Inc. (a)	741	21,793
BMC Software, Inc. (a)	7,936	275,855
CA, Inc.	11,690	253,206
Cadence Design Systems, Inc. (a)	35,562	393,671
Electronic Arts, Inc. (a)	8,791	205,270
X Microsoft Corp.	125,684	3,346,965
Oracle Corp.	49,809	1,632,241
Symantec Corp. (a)	60,237	1,024,631
Synopsys, Inc. (a)	11,223	300,889

		7,454,521

Specialty Retail 2.8%
Advance Auto Parts, Inc.	1,365	88,820
AutoZone, Inc. (a)	1,177	380,865
Bed Bath & Beyond, Inc. (a)	6,180	382,171
Best Buy Co., Inc.	5,706	149,668
Chico’s FAS, Inc.	10,464	129,335
Dick’s Sporting Goods, Inc. (a)	987	38,582
Foot Locker, Inc.	24,713	540,226
GameStop Corp. Class A (a)	13,722	350,871
Gap, Inc. (The)	8,254	156,001
Home Depot, Inc. (The)	14,061	503,384
Limited Brands, Inc.	1,067	45,572
PetSmart, Inc.	18,137	851,532
Staples, Inc.	3,961	59,257
Williams-Sonoma, Inc.	11,229	421,537

		4,097,821

Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.	247	16,072
NIKE, Inc. Class B	806	77,658
Ralph Lauren Corp.	684	108,613
VF Corp.	2,660	367,665

		570,008

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	22,495	140,594

Tobacco 1.9%
Lorillard, Inc.	5,424	600,220
Philip Morris International, Inc.	31,383	2,192,730

		2,792,950

Trading Companies & Distributors 0.1%
W.W. Grainger, Inc.	939	160,860

Wireless Telecommunication Services 0.1%
MetroPCS Communications, Inc. (a)	6,516	55,386
Sprint Nextel Corp. (a)	39,750	102,157

		157,543

Total Common Stocks (Cost $137,384,291)		141,727,231

Exchange Traded Fund 2.0% (b)

X S&P 500 Index—SPDR Trust Series 1	22,810	2,861,515

Total Exchange Traded Fund (Cost $2,759,080)		2,861,515

	Principal
	Amount
Short-Term Investment 0.1%

Repurchase Agreement 0.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $130,507 (Collateralized by a United States Treasury Bond with a rate of 4.625% and a maturity date of 2/15/40, with a Principal Amount of $105,000 and a Market Value of $133,480)	$130,507	130,507

Total Short-Term Investment (Cost $130,507)		130,507

Total Investments (Cost $140,273,878) (c)	100.0%	144,719,253
Other Assets, Less Liabilities	(0.0)‡	(8,410)

Net Assets	100.0%	$144,710,843

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Exchange Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.
(c)	At October 31, 2011, cost is $144,310,908 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$5,404,581
Gross unrealized depreciation	(4,996,236)

Net unrealized appreciation	$408,345

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$141,727,231	$—	$—	$141,727,231
Exchange Traded Fund	2,861,515	—	—	2,861,515
Short-Term Investment
Repurchase Agreement	—	130,507	—	130,507

Total Investments in Securities	$144,588,746	$130,507	$—	$144,719,253

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

16 MainStay Common Stock Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $140,273,878)	$144,719,253
Receivables:
Investment securities sold	1,690,766
Dividends and interest	187,180
Fund shares sold	12,187
Other assets	38,888

Total assets	146,648,274

Liabilities
Payables:
Investment securities purchased	1,761,422
Manager (See Note 3)	72,299
Transfer agent (See Note 3)	39,016
Shareholder communication	27,186
Professional fees	11,670
NYLIFE Distributors (See Note 3)	11,610
Fund shares redeemed	5,648
Custodian	3,301
Trustees	778
Accrued expenses	4,501

Total liabilities	1,937,431

Net assets	$144,710,843

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$127,921
Additional paid-in capital	234,832,783

234,960,704
Undistributed net investment income	2,238,884
Accumulated net realized gain (loss) on investments	(96,934,120)
Net unrealized appreciation (depreciation) on investments	4,445,375

Net assets	$144,710,843

Investor Class
Net assets applicable to outstanding shares	$13,917,311

Shares of beneficial interest outstanding	1,228,949

Net asset value per share outstanding	$11.32
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$11.98

Class A
Net assets applicable to outstanding shares	$10,662,336

Shares of beneficial interest outstanding	940,154

Net asset value per share outstanding	$11.34
Maximum sales charge (5.50% of offering price)	0.66

Maximum offering price per share outstanding	$12.00

Class B
Net assets applicable to outstanding shares	$6,761,597

Shares of beneficial interest outstanding	648,306

Net asset value and offering price per share outstanding	$10.43

Class C
Net assets applicable to outstanding shares	$1,221,271

Shares of beneficial interest outstanding	117,099

Net asset value and offering price per share outstanding	$10.43

Class I
Net assets applicable to outstanding shares	$112,148,328

Shares of beneficial interest outstanding	9,857,620

Net asset value and offering price per share outstanding	$11.38

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends	$4,982,286
Interest	70

Total income	4,982,356

Expenses
Manager (See Note 3)	1,351,748
Transfer agent (See Note 3)	226,932
Distribution/Service—Investor Class (See Note 3)	35,479
Distribution/Service—Class A (See Note 3)	30,783
Distribution/Service—Class B (See Note 3)	80,309
Distribution/Service—Class C (See Note 3)	12,780
Registration	89,972
Professional fees	60,378
Shareholder communication	42,341
Custodian	31,612
Trustees	6,351
Miscellaneous	15,018

Total expenses	1,983,703

Net investment income (loss)	2,998,653

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	33,497,513
Net change in unrealized appreciation (depreciation) on investments	(15,466,809)

Net realized and unrealized gain (loss) on investments	18,030,704

Net increase (decrease) in net assets resulting from operations	$21,029,357

The notes to the financial statements are an integral part of,

18 MainStay Common Stock Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,998,653	$2,960,040
Net realized gain (loss) on investments (a)	33,497,513	24,660,077
Net change in unrealized appreciation (depreciation) on investments	(15,466,809)	10,187,172

Net increase (decrease) in net assets resulting from operations	21,029,357	37,807,289

Dividends to shareholders:
From net investment income:
Investor Class	(49,796)	(104,752)
Class A	(117,655)	(154,695)
Class B	(2,806)	(10,051)
Class C	(441)	(1,080)
Class I	(3,037,676)	(4,263,402)

Total dividends to shareholders	(3,208,374)	(4,533,980)

Capital share transactions:
Net proceeds from sale of shares	51,838,875	71,173,115
Net asset value of shares issued to shareholders in reinvestment of dividends	2,990,464	4,258,039
Cost of shares redeemed (b)	(193,804,634)	(138,978,262)

Increase (decrease) in net assets derived from capital share transactions	(138,975,295)	(63,547,108)

Net increase (decrease) in net assets	(121,154,312)	(30,273,799)

Net Assets
Beginning of year	265,865,155	296,138,954

End of year	$144,710,843	$265,865,155

Undistributed net investment income at end of year	$2,238,884	$2,472,620

(a)	Includes realized gain of $1,594,834 due to an in-kind redemption during the year ended October 31, 2010. (See Note 9)

(b)	Includes an in-kind redemption in the amount of $25,592,241 during the year ended October 31, 2010. (See Note 9)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008

Net asset value at beginning of period	$10.77	$9.69	$9.27	$13.17

Net investment income (loss) (a)	0.06	0.03	0.07	0.03
Net realized and unrealized gain (loss) on investments	0.53	1.13	0.40	(3.93)

Total from investment operations	0.59	1.16	0.47	(3.90)

Less dividends:
From net investment income	(0.04)	(0.08)	(0.05)	—

Net asset value at end of period	$11.32	$10.77	$9.69	$9.27

Total investment return (b)	5.47%	11.99%	5.12%	(29.61	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%	0.25%	0.81%	0.41	% ††
Net expenses	1.52%	1.61%	1.46%	1.40	% ††
Expenses (before waiver/reimbursement)	1.52%	1.61%	1.73%	1.58	% ††
Portfolio turnover rate	139%	152%	138%	158%
Net assets at end of period (in 000’s)	$13,917	$13,661	$12,752	$11,811

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.79	$9.70	$9.28	$16.10	$14.66

Net investment income (loss) (a)	0.13	0.09	0.12	0.08	0.06
Net realized and unrealized gain (loss) on investments	0.53	1.13	0.40	(5.70)	1.72

Total from investment operations	0.66	1.22	0.52	(5.62)	1.78

Less dividends and distributions:
From net investment income	(0.11)	(0.13)	(0.10)	(0.06)	(0.06)
From net realized gain on investments	—	—	—	(1.14)	(0.28)

Total dividends and distributions	(0.11)	(0.13)	(0.10)	(1.20)	(0.34)

Net asset value at end of year	$11.34	$10.79	$9.70	$9.28	$16.10

Total investment return (b)	6.10%	12.64%	5.80%	(37.22%)	12.24%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.12%	0.90%	1.38%	0.65%	0.42%
Net expenses	0.97%	0.96%	0.94%	1.15%	1.29%
Expenses (before waiver/reimbursement)	0.97%	0.96%	0.98%	1.30%	1.48%
Portfolio turnover rate	139%	152%	138%	158%	122%
Net assets at end of year (in 000’s)	$10,662	$12,140	$11,579	$12,530	$44,874

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

20 MainStay Common Stock Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.96	$8.97	$8.60	$15.07	$13.80

Net investment income (loss) (a)	(0.02)	(0.05)	0.01	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.49	1.05	0.36	(5.29)	1.59

Total from investment operations	0.47	1.00	0.37	(5.33)	1.55

Less dividends and distributions:
From net investment income	(0.00)‡	(0.01)	—	—	—
From net realized gain on investments	—	—	—	(1.14)	(0.28)

Total dividends and distributions	(0.00)‡	(0.01)	—	(1.14)	(0.28)

Net asset value at end of year	$10.43	$9.96	$8.97	$8.60	$15.07

Total investment return (b)	4.75%	11.14%	4.30%	(37.77%)	11.39%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17%)	(0.49%)	0.14%	(0.30%)	(0.31%)
Net expenses	2.27%	2.36%	2.20%	2.10%	2.04%
Expenses (before waiver/reimbursement)	2.27%	2.36%	2.49%	2.27%	2.23%
Portfolio turnover rate	139%	152%	138%	158%	122%
Net assets at end of year (in 000’s)	$6,762	$8,466	$10,371	$13,212	$33,203

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.96	$8.97	$8.59	$15.07	$13.79

Net investment income (loss) (a)	(0.02)	(0.05)	0.01	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.49	1.05	0.37	(5.30)	1.61

Total from investment operations	0.47	1.00	0.38	(5.34)	1.56

Less dividends and distributions:
From net investment income	(0.00)‡	(0.01)	—	—	—
From net realized gain on investments	—	—	—	(1.14)	(0.28)

Total dividends and distributions	(0.00)‡	(0.01)	—	(1.14)	(0.28)

Net asset value at end of year	$10.43	$9.96	$8.97	$8.59	$15.07

Total investment return (b)	4.75%	11.12%	4.42%	(37.84%)	11.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.18%)	(0.49%)	0.12%	(0.30%)	(0.32%)
Net expenses	2.27%	2.36%	2.21%	2.10%	2.04%
Expenses (before waiver/reimbursement)	2.27%	2.36%	2.49%	2.27%	2.23%
Portfolio turnover rate	139%	152%	138%	158%	122%
Net assets at end of year (in 000’s)	$1,221	$1,352	$1,357	$1,611	$3,334

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$10.82	$9.72	$9.32	$16.19	$14.73

Net investment income (loss) (a)	0.16	0.12	0.15	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.53	1.14	0.39	(5.73)	1.73

Total from investment operations	0.69	1.26	0.54	(5.58)	1.89

Less dividends and distributions:
From net investment income	(0.13)	(0.16)	(0.14)	(0.15)	(0.15)
From net realized gain on investments	—	—	—	(1.14)	(0.28)

Total dividends and distributions	(0.13)	(0.16)	(0.14)	(1.29)	(0.43)

Net asset value at end of year	$11.38	$10.82	$9.72	$9.32	$16.19

Total investment return (b)	6.43%	13.00%	5.99%	(36.92%)	13.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.39%	1.16%	1.69%	1.16%	1.06%
Net expenses	0.72%	0.71%	0.65%	0.62%	0.62%
Expenses (before reimbursement/waiver)	0.72%	0.71%	0.73%	0.80%	0.87%
Portfolio turnover rate	139%	152%	138%	158%	122%
Net assets at end of year (in 000’s)	$112,148	$230,246	$260,081	$336,529	$219,460

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

22 MainStay Common Stock Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Common Stock Fund (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on December 28, 2004. Class R2 shares were first offered on December 14, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable. There were no investment operations for Class R2 during the year ended October 31, 2011.

The Fund’s investment objective is to seek long-term growth of capital, with income as a secondary consideration.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

mainstayinvestments.com    23

Notes to Financial Statements (continued)

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

24    MainStay Common Stock Fund

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(I) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.57% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $1,351,748.

mainstayinvestments.com    25

Notes to Financial Statements (continued)

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $3,249 and $1,148, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $273, $14,315 and $72, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$84,004

Class A	5,268

Class B	47,600

Class C	7,563

Class I	82,497

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$255	0.0	%‡

Class C	123	0.0	‡

Class I	2,205	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $4,255. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$2,238,884	$(92,897,090)	$—	$408,345	$(90,249,861)

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, real estate investment trust (“REIT”) basis adjustments and basis adjustments due to class action payments.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

26    MainStay Common Stock Fund

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$(24,015)	$24,015	$—

The reclassifications for the Fund is primarily due to return of capital distributions, capital gain distributions from REITs and return of capital distributions from non-REIT securities.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $92,897,090 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2017	$92,897

The Fund utilized $29,189,813 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$3,208,374	$4,533,980

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $328,539 and $467,030, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	71,504	$823,904
Shares issued to shareholders in reinvestment of dividends	4,376	49,461
Shares redeemed	(210,907)	(2,428,101)

Net increase (decrease) in shares outstanding before conversion	(135,027)	(1,554,736)
Shares converted into Investor Class (See Note 1)	126,852	1,421,922
Shares converted from Investor Class (See Note 1)	(31,150)	(357,045)

Net increase (decrease)	(39,325)	$(489,859)

Year ended October 31, 2010:
Shares sold	69,122	$718,903
Shares issued to shareholders in reinvestment of dividends	10,049	104,003
Shares redeemed	(231,603)	(2,407,029)

Net increase (decrease) in shares outstanding before conversion	(152,432)	(1,584,123)
Shares converted into Investor Class (See Note 1)	144,572	1,493,092
Shares converted from Investor Class (See Note 1)	(39,650)	(417,349)

Net increase (decrease)	(47,510)	$(508,380)

mainstayinvestments.com    27

Notes to Financial Statements (continued)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	102,427	$1,167,439
Shares issued to shareholders in reinvestment of dividends	9,773	109,994
Shares redeemed	(317,081)	(3,559,161)

Net increase (decrease) in shares outstanding before conversion	(204,881)	(2,281,728)
Shares converted into Class A (See Note 1)	47,382	541,643
Shares converted from Class A (See Note 1)	(27,252)	(289,757)

Net increase (decrease)	(184,751)	$(2,029,842)

Year ended October 31, 2010:
Shares sold	103,502	$1,083,518
Shares issued to shareholders in reinvestment of dividends	13,866	142,959
Shares redeemed	(263,594)	(2,739,698)

Net increase (decrease) in shares outstanding before conversion	(146,226)	(1,513,221)
Shares converted into Class A (See Note 1)	85,585	896,175
Shares converted from Class A (See Note 1)	(8,651)	(90,708)

Net increase (decrease)	(69,292)	$(707,754)

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	77,494	$821,291
Shares issued to shareholders in reinvestment of dividends	258	2,736
Shares redeemed	(154,216)	(1,633,358)

Net increase (decrease) in shares outstanding before conversion	(76,464)	(809,331)
Shares converted from Class B (See Note 1)	(124,988)	(1,316,763)

Net increase (decrease)	(201,452)	$(2,126,094)

Year ended October 31, 2010:
Shares sold	79,011	$760,251
Shares issued to shareholders in reinvestment of dividends	1,012	9,746
Shares redeemed	(190,139)	(1,821,160)

Net increase (decrease) in shares outstanding before conversion	(110,116)	(1,051,163)
Shares converted from Class B (See Note 1)	(196,019)	(1,881,210)

Net increase (decrease)	(306,135)	$(2,932,373)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	18,058	$182,243
Shares issued to shareholders in reinvestment of dividends	32	337
Shares redeemed	(36,729)	(387,586)

Net increase (decrease)	(18,639)	$(205,006)

Year ended October 31, 2010:
Shares sold	18,405	$180,846
Shares issued to shareholders in reinvestment of dividends	90	866
Shares redeemed	(34,082)	(330,222)

Net increase (decrease)	(15,587)	$(148,510)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	4,289,136	$48,843,998
Shares issued to shareholders in reinvestment of dividends	251,054	2,827,936
Shares redeemed	(15,953,505)	(185,796,428)

Net increase (decrease)	(11,413,315)	$(134,124,494)

Year ended October 31, 2010:
Shares sold	6,684,422	$68,429,597
Shares issued to shareholders in reinvestment of dividends	387,642	4,000,465
Shares redeemed (a)	(12,545,659)	(131,680,153)

Net increase (decrease)	(5,473,595)	$(59,250,091)

(a) Includes the redemption of 2,491,893 shares through an in-kind transfer of securities in the amount of $25,592,241. (See Note 9)

Note 9–In-Kind Transfer of Securities

During the year ended October 31, 2010, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)

2/26/10	2,491,893	$25,592,241	$1,594,834

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

28    MainStay Common Stock Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Common Stock Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Common Stock Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    29

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $4,780,574 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30    MainStay Common Stock Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    31

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

32    MainStay Common Stock Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    33

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

34    MainStay Common Stock Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24843 MS284-11	MSCS11-12/11
N21

MainStay Convertible Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	17

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Proxy Voting Policies and Procedures and Proxy Voting Record	31

Shareholder Reports and Quarterly Portfolio Disclosure	31

Board Members and Officers	32

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–3.63%	3.30%	5.37%	1.28%
		Excluding sales charges	1.98	4.48	5.97	1.28

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–3.49	3.45	5.45	1.05
		Excluding sales charges	2.13	4.63	6.04	1.05

Class B Shares	Maximum 5% CDSC	With sales charges	–3.81	3.36	5.18	2.03
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	1.19	3.71	5.18	2.03

Class C Shares	Maximum 1% CDSC	With sales charges	0.20	3.71	5.17	2.03
	if Redeemed Within One Year of Purchase	Excluding sales charges	1.20	3.71	5.17	2.03

Class I Shares[4]	No Sales Charge		2.39	4.88	6.30	0.80

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on November 28, 2008, include the historical performance of Class B shares through November 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Bank of America Merrill Lynch All U.S. Convertible Index[5]	1.03%	3.03%	5.61%

Average Lipper Convertible Securities Fund[6]	0.53	2.79	5.67

5.	The Bank of America Merrill Lynch All U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock and have a market value or original par value of at least $50 million. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income, dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper convertible securities fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay Convertible Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$882.10	$5.65	$1,019.20	$6.06

Class A Shares	$1,000.00	$882.50	$4.74	$1,020.20	$5.09

Class B Shares	$1,000.00	$878.30	$9.18	$1,015.40	$9.86

Class C Shares	$1,000.00	$878.20	$9.18	$1,015.40	$9.86

Class I Shares	$1,000.00	$883.80	$3.56	$1,021.40	$3.82

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.19% for Investor Class, 1.00% for Class A, 1.94% for Class B and Class C and 0.75% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2011 (excluding short-term investment)

1.	JPMorgan Chase & Co., 1.50%, due 6/25/15
2.	Apache Corp., 6.00%
3.	BioMarin Pharmaceutical, Inc., 1.875%, due 4/23/17
4.	EMC Corp., 1.75%, due 12/1/13
5.	St. Mary Land & Exploration Co., 3.50%, due 4/1/27
6.	Biovail Corp., 5.375%, due 8/1/14
7.	Allegheny Technologies, Inc., 4.25%, due 6/1/14
8.	Core Laboratories N.V.
9.	Incyte Corp., Ltd., 4.75%, due 10/1/15
10.	Peabody Energy Corp., 4.75%, due 12/15/66

8    MainStay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Convertible Fund perform relative
to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Convertible Fund returned 1.98% for Investor Class shares, 2.13% for Class A shares, 1.19% for Class B shares and 1.20% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 2.39%. All share classes outperformed the 0.53% return of the average Lipper1 convertible securities fund and the 1.03% return of the Bank of America Merrill Lynch All U.S. Convertible Index2 for the 12 months ended October 31, 2011. The Bank of America Merrill Lynch All U.S. Convertible Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s outperformance of the Bank of America Merrill Lynch All U.S. Convertible Index was driven by several biotechnology-related holdings that performed well during the reporting period, despite great market volatility. An overweight position in the strong-performing energy sector also enhanced the Fund’s relative performance.

During the reporting period, which segments were the strongest performers and which segments were weak?

During the reporting period, the industry that provided the strongest absolute performance in the Fund was biotechnology, boosted primarily by strong performance from Biomarin Pharmaceuticals and Viropharma. The second-strongest-performing industry on an absolute basis was energy equipment & services. The industry’s advance was largely driven by the rising price of crude oil and the termination of the deep-water drilling ban in the Gulf of Mexico, factors that we believe will increase demand for drilling equipment and services. Information technology was the Fund’s third-strongest-performing segment. Within the information technology sector, convertible bonds of electronic design automation firm Cadence Design Systems and semiconductor company Microchip Technology were particularly strong performers.

During the reporting period, financials was the worst-performing sector on an absolute basis for the Fund and the convertible market as a whole. The financials sector continued to feel the effects of the real estate collapse and the European sovereign debt crisis. Although the Fund’s exposure to the sector was significantly underweight relative to the benchmark, the sector still detracted from the Fund’s results. The Fund’s second-worst-performing segment was the auto industry, where General Motors was particularly weak. The transportation sector, specifically the airlines industry, was the Fund’s third-worst-performing sector, hurt by the rising cost of crude oil. After labor, jet fuel is the second-largest input cost for airlines. The Fund’s position in convertible bonds of AMR, the parent company of American Airlines, detracted from the Fund’s performance.

During the reporting period, which individual Fund holdings were the strongest absolute performers and which Fund holdings were particularly weak?

A convertible bond position in Biomarin Pharmaceuticals was the Fund’s best-performing holding during the reporting period. In our view, the company continued to benefit from its focus on small, niche-product drugs that have little competition and that can command high prices because they address life-threatening ailments. The Fund’s second-best-performing holding was a convertible bond position in Valeant Pharmaceuticals. The company’s common shares and convertible bonds rose sharply after the company reported four quarters of better-than-expected earnings and increased forward earnings expectations. During the reporting period, Valeant Pharmaceuticals also benefited from realized cost savings following its merger with Biovail. The Fund’s convertible bond position in energy equipment provider Cameron International was also a strong performer. The convertible bonds rose in tandem with the company’s common shares, which advanced after Cameron International reported several quarters of decent earnings. We understand that the company expects its business to advance at a solid pace as long as increased offshore drilling continues to drive demand for drilling and flow products.

On an absolute basis, the Fund’s worst-performing holding was a convertible preferred stock position in auto manufacturer General Motors. The company’s common stock and convertible shares declined as general worries about the health of the global economy weighed on economically-sensitive companies. The Fund’s second-weakest performer was a position in the convertible preferred shares of financial services company Citigroup. During the reporting period, Citigroup continued to be plagued by aftershocks from the mortgage security debacle and by concerns about exposure to European sovereign debt. The convertible bonds of biotechnology company Savient Pharmaceuticals were also weak performers. The company’s common stock and convertible bonds declined, largely because of supply and reimbursement issues surrounding one of the company’s leading products, a treatment for recurring gout.

Did the Fund make any significant purchases and sales during the reporting period?

We purchased convertible bonds of information measurement company Nielsen Holdings following the company’s initial public offering in January 2011. We believe that the company’s business should provide relatively predictable returns without significant macroeconomic risks. During the reporting period, we also initiated a Fund position in convertible bonds of gaming, hospitality and entertainment company MGM Resorts International. We expected results in the company’s core Las Vegas market to track economic growth, even if the pace was slow.

1. See footnote on page 6 for more information about Lipper Inc.
2. See footnote on page 6 for more information on the Bank of America Merrill Lynch All U.S. Convertible Index.

mainstayinvestments.com    9

Convertible bond positions in scientific instruments manufacturer Thermo Fisher Scientific and energy equipment provider Cameron International were tendered when called by their respective issuers. Both holdings were significant positions and were rated investment-grade by Standard & Poor’s and Moody’s.

Were there any changes in the Fund’s sector or industry weightings during the reporting period?

With the purchase of convertible preferred shares of utility company PPL, the Fund’s weighting in the utilities sector increased relative to the Bank of America Merrill Lynch All U.S. Convertible Index. The Fund’s weighting in the financials sector slightly increased with the purchase of convertible bonds of SL Green Operating Partners, a real estate investment trust, but continued to be underweight relative to the Index. The Fund’s weighting in the health care sector decreased following the redemption of the convertible bonds of Thermo Fisher Scientific.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund was overweight relative to the Bank of America Merrill Lynch All U.S. Convertible Index in the energy and health care sectors. On the same date, the Fund held index-neutral weightings in the information technology, materials and consumer discretionary sectors. As of October 31, 2011, the Fund was underweight relative to its benchmark in financials.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Convertible Fund

Portfolio of Investments October 31, 2011

	Principal
	Amount	Value
Convertible Securities 82.4%† Convertible Bonds 66.6%

Aerospace & Defense 1.4%
GenCorp, Inc. 4.063%, due 12/31/39	$9,284,000	$8,297,575
Kaman Corp. 3.25%, due 11/15/17 (a)	3,217,000	3,743,784

		12,041,359

Airlines 0.2%
AMR Corp. 6.25%, due 10/15/14	3,665,000	2,056,981

Apparel 0.3%
Iconix Brand Group, Inc. 2.50%, due 6/1/16 (a)	2,859,000	2,744,640

Auto Manufacturers 0.2%
Ford Motor Co. 4.25%, due 11/15/16	1,234,000	1,841,745

Auto Parts & Equipment 0.8%
ArvinMeritor, Inc. 4.00%, due 2/15/27	9,149,000	6,953,240

Banks 3.5%
X JPMorgan Chase & Co. 1.50%, due 6/25/15 (a)	20,170,427	29,218,881

Biotechnology 4.8%
Amgen, Inc. 0.375%, due 2/1/13	9,874,000	9,812,287
Gilead Sciences, Inc. 1.00%, due 5/1/14	12,858,000	14,272,380
X Incyte Corp., Ltd. 4.75%, due 10/1/15	8,975,000	15,751,125

		39,835,792

Coal 2.5%
Alpha Natural Resources, Inc. 2.375%, due 4/15/15	5,552,000	5,406,260
X Peabody Energy Corp. 4.75%, due 12/15/66	13,794,000	15,104,430

		20,510,690

Commercial Services 2.3%
Avis Budget Group, Inc. 3.50%, due 10/1/14	9,300,000	10,729,875
Hertz Global Holdings, Inc. 5.25%, due 6/1/14	5,139,000	7,978,298

		18,708,173

Computers 4.0%
X EMC Corp. 1.75%, due 12/1/13	11,916,000	19,020,915
Mentor Graphics Corp. 4.00%, due 4/1/31 (a)	2,249,000	2,111,249
Quantum Corp. 3.50%, due 11/15/15 (a)	3,555,000	3,475,012
SanDisk Corp. 1.50%, due 8/15/17	7,139,000	8,557,876

		33,165,052

Distribution & Wholesale 0.7%
WESCO International, Inc. 6.00%, due 9/15/29	3,093,000	5,830,305

Electronics 1.0%
TTM Technologies, Inc. 3.25%, due 5/15/15	7,990,000	8,559,288

Energy—Alternate Sources 1.3%
Covanta Holding Corp. 3.25%, due 6/1/14	9,561,000	10,541,003

Entertainment 1.1%
International Game Technology 3.25%, due 5/1/14	7,827,000	9,402,184

Food 0.7%
Spartan Stores, Inc. 3.375%, due 5/15/27 (a)	5,749,000	5,181,286
3.375%, due 5/15/27	462,000	416,378

		5,597,664

Health Care—Products 4.5%
China Medical Technologies, Inc. 4.00%, due 8/15/13	16,220,000	11,597,300
Insulet Corp. 3.75%, due 6/15/16	6,497,000	6,123,423
Integra LifeSciences Holdings Corp. 1.625%, due 12/15/16 (a)	10,972,000	9,627,930
Teleflex, Inc. 3.875%, due 8/1/17	8,299,000	9,823,941

		37,172,594

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Convertible Bonds (continued)

Insurance 0.5%
American Equity Investment Life Holding Co. 3.50%, due 9/15/15 (a)	$3,647,000	$3,829,350

Internet 1.6%
At Home Corp. 4.75%, due 12/31/49 (b)(c)(d)(e)	9,147,056	915
Equinix, Inc. 3.00%, due 10/15/14	3,766,000	4,147,307
VeriSign, Inc. 3.25%, due 8/15/37	8,332,000	9,217,275

		13,365,497

Iron & Steel 3.2%
X Allegheny Technologies, Inc. 4.25%, due 6/1/14	12,243,000	16,681,087
Steel Dynamics, Inc. 5.125%, due 6/15/14	4,894,000	5,236,580
United States Steel Corp. 4.00%, due 5/15/14	4,193,000	4,601,818

		26,519,485

Lodging 1.4%
Home Inns & Hotels Management, Inc. 2.00%, due 12/15/15 (a)	2,489,000	2,236,989
MGM Resorts International 4.25%, due 4/15/15	8,974,000	8,996,435

		11,233,424

Machinery—Diversified 0.4%
Chart Industries, Inc. 2.00%, due 8/1/18	3,292,000	3,604,740

Media 0.7%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	7,352,000	5,615,090

Miscellaneous—Manufacturing 0.4%
Ingersoll-Rand Co. 4.50%, due 4/15/12	1,797,000	3,173,951

Oil & Gas 2.6%
BPZ Resources, Inc. 6.50%, due 3/1/15	3,020,000	2,661,375
X St. Mary Land & Exploration Co. 3.50%, due 4/1/27	11,804,000	18,517,525

		21,178,900

Pharmaceuticals 12.0%
Akorn, Inc. 3.50%, due 6/1/16 (a)	7,339,000	9,072,839
X BioMarin Pharmaceutical, Inc. 1.875%, due 4/23/17	10,952,000	19,330,280
X Biovail Corp. 5.375%, due 8/1/14 (a)	6,106,000	17,333,407
Mylan, Inc. 1.25%, due 3/15/12	4,168,000	4,209,680
3.75%, due 9/15/15	3,621,000	5,870,546
Omnicare, Inc. 3.75%, due 12/15/25	4,336,000	5,414,580
Salix Pharmaceuticals, Ltd. 2.75%, due 5/15/15	4,419,000	4,606,808
Savient Pharmaceuticals, Inc. 4.75%, due 2/1/18	8,364,000	5,865,255
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	13,686,000	14,455,837
ViroPharma, Inc. 2.00%, due 3/15/17	10,580,000	13,634,975

		99,794,207

Real Estate Investment Trusts 1.7%
Host Hotels & Resorts, L.P. 2.50%, due 10/15/29 (a)	6,278,000	7,612,075
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (a)	6,019,000	6,350,045

		13,962,120

Retail 1.2%
Coinstar, Inc. 4.00%, due 9/1/14	7,050,000	9,781,875

Semiconductors 3.7%
Microchip Technology, Inc. 2.125%, due 12/15/37	8,145,000	10,853,212
Novellus Systems, Inc. 2.625%, due 5/15/41 (a)	10,549,000	10,984,146
ON Semiconductor Corp. 2.625%, due 12/15/26	7,966,000	8,732,728

		30,570,086

Software 2.7%
Electronic Arts, Inc. 0.75%, due 7/15/16 (a)	9,843,000	10,064,467
SYNNEX Corp. 4.00%, due 5/15/18	3,004,000	3,439,580
VeriFone Systems, Inc. 1.375%, due 6/15/12	7,889,000	8,756,790

		22,260,837

Telecommunications 5.2%
Anixter International, Inc. 1.00%, due 2/15/13	6,220,000	6,958,625

The notes to the financial statements are an integral part of,

12 MainStay Convertible Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Convertible Bonds (continued)

Telecommunications (continued)

Ciena Corp. 0.875%, due 6/15/17	$2,835,000	$2,119,163
4.00%, due 3/15/15 (a)	5,990,000	6,117,287
Interdigital, Inc. 2.50%, due 3/15/16 (a)	2,500,000	2,656,250
Ixia 3.00%, due 12/15/15 (a)	1,285,000	1,265,725
Leap Wireless International, Inc. 4.50%, due 7/15/14	2,701,000	2,363,375
SBA Communications Corp. 1.875%, due 5/1/13	8,077,000	8,783,737
Virgin Media, Inc. 6.50%, due 11/15/16	8,239,000	12,482,085

		42,746,247

Total Convertible Bonds (Cost $517,222,487)		551,815,400

	Shares
Convertible Preferred Stocks 15.8%

Auto Manufacturers 0.5%
General Motors Co. 4.75%	99,500	4,135,220

Auto Parts & Equipment 0.6%
Goodyear Tire & Rubber Co. (The) 5.88%	103,400	5,192,748

Banks 2.8%
Bank of America Corp. 7.25% Series L	9,800	8,388,800
Citigroup, Inc. 0.75%	152,700	14,512,608

		22,901,408

Electric 0.6%
PPL Corp. 9.50%	92,100	5,235,885

Hand & Machine Tools 0.6%
Stanley Black & Decker, Inc. 4.75%	45,000	5,151,150

Insurance 1.8%
Hartford Financial Services Group, Inc. 7.25%	214,867	4,503,612
MetLife, Inc. 5.00%	157,600	10,702,616

		15,206,228

Media 1.0%
Nielsen Holdings N.V. 6.25%	146,500	8,423,750

Oil & Gas 5.7%
X Apache Corp. 6.00%	472,600	26,607,380
Chesapeake Energy Corp. (a) 5.75%	9,400	11,321,642
Energy XXI Bermuda, Ltd. 5.63%	18,700	6,266,782
SandRidge Energy, Inc. (a) 7.00%	22,400	2,680,608

		46,876,412

Pharmaceuticals 0.8%
Omnicare Capital Trust II 4.00%	153,350	6,468,303

Real Estate Investment Trusts 0.3%
Health Care REIT, Inc. 6.50%	47,800	2,411,032

Telecommunications 1.1%
Crown Castle International Corp. 6.25%	150,000	8,700,000

Total Convertible Preferred Stocks (Cost $136,454,550)		130,702,136

Total Convertible Securities (Cost $653,677,037)		682,517,536

Common Stocks 13.3%

Aerospace & Defense 0.6%
Triumph Group, Inc.	80,084	4,652,880

Apparel 0.8%
Iconix Brand Group, Inc. (f)	392,000	7,036,400

Auto Manufacturers 0.0%‡
General Motors Co. (f)	2,621	67,753
General Motors Corp. (Escrow Shares) (b)(e)(f)	569,200	6,966

		74,719

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Auto Parts & Equipment 0.1%
Meritor, Inc. (f)	59,700	$568,344

Banks 0.2%
Bank of America Corp.	189,500	1,294,285
Morgan Stanley	34,800	613,872

		1,908,157

Commercial Services 0.4%
Avis Budget Group, Inc. (f)	265,100	3,737,910

Computers 1.8%
Hewlett-Packard Co.	77,300	2,056,953
iGate Corp.	271,700	3,662,516
Mentor Graphics Corp. (f)	143,900	1,634,704
Synopsys, Inc. (f)	282,900	7,584,549

		14,938,722

Electronics 0.0%‡
TTM Technologies, Inc. (f)	32,000	357,440

Insurance 0.2%
Hartford Financial Services Group, Inc. (The)	83,000	1,597,750

Internet 1.4%
Blue Coat Systems, Inc. (f)	263,200	4,237,520
Symantec Corp. (f)	277,000	4,711,770
TeleCommunication Systems, Inc. (f)	768,040	2,534,532

		11,483,822

Oil & Gas 0.4%
Forest Oil Corp. (f)	83,100	968,946
Transocean, Ltd.	35,100	2,005,965

		2,974,911

Oil & Gas Services 4.6%
Baker Hughes, Inc.	124,900	7,242,951
X Core Laboratories N.V.	147,500	15,968,350
Gulf Island Fabrication, Inc.	16,900	470,665
Halliburton Co.	113,326	4,233,859
HollyFrontier Corp.	180,604	5,542,737
ION Geophysical Corp. (f)	530,100	4,039,362
Lone Pine Resources, Inc. (f)	50,897	383,255

		37,881,179

Pharmaceuticals 2.2%
Merck & Co., Inc.	191,917	6,621,137
Salix Pharmaceuticals, Ltd. (f)	307,900	10,547,114
ViroPharma, Inc. (f)	57,500	1,163,800

		18,332,051

Semiconductors 0.2%
Advanced Micro Devices, Inc. (f)	215,100	1,254,033

Transportation 0.4%
Tidewater, Inc.	65,800	3,239,334

Total Common Stocks (Cost $117,793,968)		110,037,652

	Number of
	Warrants
Warrants 0.0%‡

Auto Manufacturers 0.0%‡
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (f)	1,016	17,221
Strike Price $18.33 Expires 7/10/19 (f)	1,016	11,989

Total Warrants (Cost $1,062)		29,210

	Principal
	Amount
Short-Term Investment 3.0%

Repurchase Agreement 3.0%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $25,222,588 (Collateralized by a Federal Home Loan Bank Corp. security with a rate 0.78% and a maturity date of 9/8/14, with a Principal Amount of $25,715,000 and a Market Value of $25,729,606)	$25,222,581	25,222,581

Total Short-Term Investment (Cost $25,222,581)		25,222,581

Total Investments (Cost $796,694,648) (g)	98.7%	817,806,979
Other Assets, Less Liabilities	1.3	11,178,542

Net Assets	100.0%	$828,985,521

The notes to the financial statements are an integral part of,

14 MainStay Convertible Fund	and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Illiquid security. The total market value of these securities at October 31, 2011 is $7,881, which represents less than one-tenth of a percent of the Fund’s net assets.
(c)	Restricted security.
(d)	Issue in default.
(e)	Fair valued security. The total market value of these securities at October 31, 2011 is $7,881, which represents less than one-tenth of a percent of the Fund’s net assets.
(f)	Non-income producing security.
(g)	At October 31, 2011, cost is $800,592,013 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$70,187,836
Gross unrealized depreciation	(52,972,870)

Net unrealized appreciation	$17,214,966

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds (b)	$—	$551,814,485	$915	$551,815,400
Convertible Preferred Stocks	130,702,136	—	—	130,702,136

Total Convertible Securities	130,702,136	551,814,485	915	682,517,536

Common Stocks (c)	110,030,686	—	6,966	110,037,652
Warrants	29,210	—	—	29,210
Short-Term Investment
Repurchase Agreement	—	25,222,581	—	25,222,581

Total Investments in Securities	$240,762,032	$577,037,066	$7,881	$817,806,979

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $915 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $6,966 is held in Auto Manufacturers within the Common Stocks section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

												Change in
												Unrealized
												Appreciation
												(Depreciation)
												from
	Balance			Change in							Balance	Investments
	as of	Accrued	Realized	Unrealized					Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation					in to	out of	October 31,	October 31,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases		Sales		Level 3	Level 3	2011	2011 (a)
Convertible Bonds Internet	$915	$—	$—	$—	$—		$—		$—	$—	$915	$—
Common Stocks Auto Manufacturers	—	—	—	6,963	20,426	(b)	(20,423	)(c)	—	—	6,966	6,963

Total	$915	$—	$—	$6,963	$20,426		$(20,423)		$—	$—	$7,881	$6,963

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	Sales include disbursement as a result of a restructure.

The notes to the financial statements are an integral part of,

16 MainStay Convertible Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $796,694,648)	$817,806,979
Cash	12,609,912
Receivables:
Investment securities sold	7,792,908
Dividends and interest	4,823,485
Fund shares sold	998,902
Other assets	45,807

Total assets	844,077,993

Liabilities
Payables:
Investment securities purchased	12,328,653
Fund shares redeemed	1,815,093
Manager (See Note 3)	402,366
Transfer agent (See Note 3)	246,536
NYLIFE Distributors (See Note 3)	202,124
Shareholder communication	62,000
Professional fees	25,355
Trustees	4,008
Custodian	355
Accrued expenses	5,982

Total liabilities	15,092,472

Net assets	$828,985,521

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$548,092
Additional paid-in capital	768,230,936

768,779,028
Undistributed net investment income	1,968,955
Accumulated net realized gain (loss) on investments	37,125,207
Net unrealized appreciation (depreciation) on investments	21,112,331

Net assets	$828,985,521

Investor Class
Net assets applicable to outstanding shares	$85,746,570

Shares of beneficial interest outstanding	5,675,045

Net asset value per share outstanding	$15.11
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price per share outstanding	$15.99

Class A
Net assets applicable to outstanding shares	$367,398,097

Shares of beneficial interest outstanding	24,306,784

Net asset value per share outstanding	$15.12
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price per share outstanding	$16.00

Class B
Net assets applicable to outstanding shares	$43,420,288

Shares of beneficial interest outstanding	2,865,369

Net asset value and offering price per share outstanding	$15.15

Class C
Net assets applicable to outstanding shares	$90,273,473

Shares of beneficial interest outstanding	5,961,657

Net asset value and offering price per share outstanding	$15.14

Class I
Net assets applicable to outstanding shares	$242,147,093

Shares of beneficial interest outstanding	16,000,328

Net asset value and offering price per share outstanding	$15.13

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest	$21,723,129
Dividends (a)	7,224,894

Total income	28,948,023

Expenses
Manager (See Note 3)	5,551,173
Distribution/Service—Investor Class (See Note 3)	217,722
Distribution/Service—Class A (See Note 3)	1,045,498
Distribution/Service—Class B (See Note 3)	528,053
Distribution/Service—Class C (See Note 3)	984,273
Transfer agent (See Note 3)	1,434,002
Shareholder communication	140,101
Professional fees	120,029
Registration	110,489
Trustees	26,713
Custodian	17,943
Miscellaneous	32,326

Total expenses	10,208,322

Net investment income (loss)	18,739,701

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	37,365,006
Net change in unrealized appreciation (depreciation) on investments	(48,029,038)

Net realized and unrealized gain (loss) on investments	(10,664,032)

Net increase (decrease) in net assets resulting from operations	$8,075,669

(a)	Dividends recorded net of foreign withholding taxes in the amount of $924.

The notes to the financial statements are an integral part of,

18 MainStay Convertible Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,739,701	$16,803,759
Net realized gain (loss) on investments	37,365,006	37,675,296
Net change in unrealized appreciation (depreciation) on investments	(48,029,038)	65,881,876

Net increase (decrease) in net assets resulting from operations	8,075,669	120,360,931

Dividends to shareholders:
From net investment income:
Investor Class	(1,600,042)	(1,855,020)
Class A	(8,287,054)	(9,144,224)
Class B	(528,130)	(846,508)
Class C	(1,019,729)	(1,262,714)
Class I	(6,486,188)	(3,930,555)

Total dividends to shareholders	(17,921,143)	(17,039,021)

Capital share transactions:
Net proceeds from sale of shares	383,995,667	300,967,545
Net asset value of shares issued to shareholders in reinvestment of dividends	12,573,119	12,293,067
Cost of shares redeemed	(363,693,740)	(241,206,770)

Increase (decrease) in net assets derived from capital share transactions	32,875,046	72,053,842

Net increase (decrease) in net assets	23,029,572	175,375,752

Net Assets
Beginning of year	805,955,949	630,580,197

End of year	$828,985,521	$805,955,949

Undistributed net investment income at end of year	$1,968,955	$1,150,397

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$15.12	$13.02	$10.16	$15.00

Net investment income (loss) (a)	0.30	0.32	0.35	0.16
Net realized and unrealized gain (loss) on investments	(0.02)	2.10	2.82	(4.85)

Total from investment operations	0.28	2.42	3.17	(4.69)

Less dividends:
From net investment income	(0.29)	(0.32)	(0.31)	(0.15)

Net asset value at end of period	$15.11	$15.12	$13.02	$10.16

Total investment return (b)	1.98%	18.78%	31.77%	(31.51	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89%	2.25%	3.16%	1.69	% ††
Net expenses	1.19%	1.28%	1.30%	1.28	% ††
Expenses (before waiver/reimbursement)	1.19%	1.28%	1.43%	1.34	% ††
Portfolio turnover rate	80%	80%	68%	103%
Net assets at end of period (in 000’s)	$85,747	$86,301	$78,734	$61,439

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$15.13	$13.03	$10.16	$17.18	$14.51

Net investment income (loss) (a)	0.33	0.35	0.38	0.23	0.16
Net realized and unrealized gain (loss) on investments	(0.02)	2.10	2.82	(5.74)	2.74

Total from investment operations	0.31	2.45	3.20	(5.51)	2.90

Less dividends and distributions:
From net investment income	(0.32)	(0.35)	(0.33)	(0.23)	(0.23)
From net realized gain on investments	—	—	—	(1.28)	—

Total dividends and distributions	(0.32)	(0.35)	(0.33)	(1.51)	(0.23)

Net asset value at end of year	$15.12	$15.13	$13.03	$10.16	$17.18

Total investment return (b)	2.13%	19.05%	32.11%	(35.00%)	20.10%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.08%	2.48%	3.34%	1.57%	1.05%
Net expenses	0.99%	1.05%	1.10%	1.13%	1.19%
Expenses (before waiver/reimbursement)	0.99%	1.05%	1.15%	1.13%	1.29%
Portfolio turnover rate	80%	80%	68%	103%	113%
Net assets at end of year (in 000’s)	$367,398	$367,972	$355,311	$217,028	$379,148

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

20 MainStay Convertible Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$15.16	$13.05	$10.18	$17.21	$14.54

Net investment income (loss) (a)	0.18	0.21	0.27	0.11	0.05
Net realized and unrealized gain (loss) on investments	(0.02)	2.11	2.83	(5.75)	2.73

Total from investment operations	0.16	2.32	3.10	(5.64)	2.78

Less dividends and distributions:
From net investment income	(0.17)	(0.21)	(0.23)	(0.11)	(0.11)
From net realized gain on investments	—	—	—	(1.28)	—

Total dividends and distributions	(0.17)	(0.21)	(0.23)	(1.39)	(0.11)

Net asset value at end of year	$15.15	$15.16	$13.05	$10.18	$17.21

Total investment return (b)	1.19%	17.93%	30.83%	(35.55%)	19.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	1.51%	2.42%	0.72%	0.31%
Net expenses	1.94%	2.03%	2.05%	1.98%	1.94%
Expenses (before waiver/reimbursement)	1.94%	2.03%	2.19%	2.01%	2.04%
Portfolio turnover rate	80%	80%	68%	103%	113%
Net assets at end of year (in 000’s)	$43,420	$54,646	$59,041	$59,071	$116,937

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$15.15	$13.04	$10.18	$17.20	$14.53

Net investment income (loss) (a)	0.18	0.21	0.27	0.11	0.05
Net realized and unrealized gain (loss) on investments	(0.02)	2.11	2.82	(5.74)	2.73

Total from investment operations	0.16	2.32	3.09	(5.63)	2.78

Less dividends and distributions:
From net investment income	(0.17)	(0.21)	(0.23)	(0.11)	(0.11)
From net realized gain on investments	—	—	—	(1.28)	—

Total dividends and distributions	(0.17)	(0.21)	(0.23)	(1.39)	(0.11)

Net asset value at end of year	$15.14	$15.15	$13.04	$10.18	$17.20

Total investment return (b)	1.20%	17.94%	30.73%	(35.51%)	19.27%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.13%	1.49%	2.39%	0.75%	0.30%
Net expenses	1.94%	2.03%	2.05%	2.00%	1.94%
Expenses (before waiver/reimbursement)	1.94%	2.03%	2.18%	2.04%	2.04%
Portfolio turnover rate	80%	80%	68%	103%	113%
Net assets at end of year (in 000’s)	$90,273	$90,474	$72,563	$40,498	$31,158

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
			November 28,
			2008**
			through
	Year ended October 31,		October 31,
	2011	2010	2009
Net asset value at beginning of period	$15.15	$13.04	$9.55

Net investment income (loss) (a)	0.38	0.38	0.38
Net realized and unrealized gain (loss) on investments	(0.04)	2.12	3.44

Total from investment operations	0.34	2.50	3.82

Less dividends:
From net investment income	(0.36)	(0.39)	(0.33)

Net asset value at end of period	$15.13	$15.15	$13.04

Total investment return (b)	2.39%	19.41%	40.46	% (c)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.33%	2.66%	3.33	%††
Net expenses	0.74%	0.80%	0.86	%††
Expenses (before reimbursement/waiver)	0.74%	0.80%	0.89	%††
Portfolio turnover rate	80%	80%	68%
Net assets at end of period (in 000’s)	$242,147	$206,563	$64,931

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.
(d)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of,

22 MainStay Convertible Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Convertible Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on November 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

mainstayinvestments.com    23

Notes to Financial Statements (continued)

Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $7,881 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if

24    MainStay Convertible Fund

any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any rights.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(J) Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 5)

mainstayinvestments.com    25

Notes to Financial Statements (continued)

(K) Concentration of Risk. The Fund invests in high-yield securities (sometimes called ”junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(M) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Warrants	Investments in securities, at value	$29,210	$29,210

Total Value		$29,210	$29,210

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net realized gain (loss) on investments	$(1,247,757)	$(1,247,757)

Total Realized Gain (Loss)		$(1,247,757)	$(1,247,757)

Change in Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on investments	$28,148	$28,148

Total Change in Appreciation (Depreciation)		$28,148	$28,148

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Warrants (2)	87,290	87,290

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”)

26    MainStay Convertible Fund

between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.59% for the year ended October 31, 2011, inclusive of a fee for effective fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $5,551,173.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $29,394 and $117,469, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $4, $6,598, $65,932, and $12,608, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$266,166

Class A	419,306

Class B	161,292

Class C	300,773

Class I	286,465

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$262	0.0	%‡

Class C	151	0.0	‡

Class I	42,932	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $15,819. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$11,301,474	$31,848,312	$(158,259)	$17,214,966	$60,206,493

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sales deferrals. The other temporary differences are primarily due to interest income on defaulted securities.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited

mainstayinvestments.com    27

Notes to Financial Statements (continued)

period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Fund utilized $241,683 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$17,921,143	$17,039,021

Note 5–Restricted Securities

As of October 31, 2011, the Fund held the following restricted security:

	Date of	Principal		10/31/11	Percentage of
Security	Acquisition	Amount	Cost	Value	Net Assets

At Home Corp. Convertible Bond 4.75%, due 12/31/49	07/25/01	$9,147,056	$674,023	$915	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $761,486 and $719,069, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	465,923	$7,551,313
Shares issued to shareholders in reinvestment of dividends	100,782	1,584,776
Shares redeemed	(757,343)	(12,084,811)

Net increase (decrease) in shares outstanding before conversion	(190,638)	(2,948,722)
Shares converted into Investor Class (See Note 1)	730,964	11,038,661
Shares converted from Investor Class (See Note 1)	(572,490)	(9,273,397)

Net increase (decrease)	(32,164)	$(1,183,458)

Year ended October 31, 2010:
Shares sold	417,765	$5,911,854
Shares issued to shareholders in reinvestment of dividends	130,423	1,834,207
Shares redeemed	(792,321)	(11,171,986)

Net increase (decrease) in shares outstanding before conversion	(244,133)	(3,425,925)
Shares converted into Investor Class (See Note 1)	426,571	6,033,494
Shares converted from Investor Class (See Note 1)	(522,362)	(7,460,031)

Net increase (decrease)	(339,924)	$(4,852,462)

28    MainStay Convertible Fund

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	8,664,883	$141,118,764
Shares issued to shareholders in reinvestment of dividends	444,595	7,025,686
Shares redeemed	(9,625,354)	(153,223,379)

Net increase (decrease) in shares outstanding before conversion	(515,876)	(5,078,929)
Shares converted into Class A (See Note 1)	900,197	14,526,215
Shares converted from Class A (See Note 1)	(402,213)	(5,786,759)

Net increase (decrease)	(17,892)	$3,660,527

Year ended October 31, 2010:
Shares sold	6,759,032	$95,814,997
Shares issued to shareholders in reinvestment of dividends	551,531	7,757,414
Shares redeemed	(9,769,724)	(137,788,175)

Net increase (decrease) in shares outstanding before conversion	(2,459,161)	(34,215,764)
Shares converted into Class A (See Note 1)	941,155	13,401,042
Shares converted from Class A (See Note 1)	(91,343)	(1,337,331)
Shares converted from Class A (a)	(1,343,100)	(18,709,381)

Net increase (decrease)	(2,952,449)	$(40,861,434)

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	449,232	$7,311,371
Shares issued to shareholders in reinvestment of dividends	28,300	447,511
Shares redeemed	(560,699)	(8,976,981)

Net increase (decrease) in shares outstanding before conversion	(83,167)	(1,218,099)
Shares converted from Class B (See Note 1)	(655,790)	(10,504,720)

Net increase (decrease)	(738,957)	$(11,722,819)

Year ended October 31, 2010:
Shares sold	495,225	$7,022,583
Shares issued to shareholders in reinvestment of dividends	52,723	743,905
Shares redeemed	(713,434)	(10,080,766)

Net increase (decrease) in shares outstanding before conversion	(165,486)	(2,314,278)
Shares converted from Class B (See Note 1)	(753,246)	(10,637,174)

Net increase (decrease)	(918,732)	$(12,951,452)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,626,122	$26,300,062
Shares issued to shareholders in reinvestment of dividends	43,443	683,259
Shares redeemed	(1,679,437)	(26,508,376)

Net increase (decrease)	(9,872)	$474,945

Year ended October 31, 2010:
Shares sold	1,605,272	$22,743,678
Shares issued to shareholders in reinvestment of dividends	59,035	833,214
Shares redeemed	(1,255,621)	(17,676,182)

Net increase (decrease)	408,686	$5,900,710

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	12,441,138	$201,714,157
Shares issued to shareholders in reinvestment of dividends	176,106	2,831,887
Shares redeemed	(10,254,792)	(162,900,193)

Net increase (decrease)	2,362,452	$41,645,851

Year ended October 31, 2010:
Shares sold	11,801,058	$169,474,433
Shares issued to shareholders in reinvestment of dividends	79,699	1,124,327
Shares redeemed	(4,562,713)	(64,489,661)

Net increase (decrease) in shares outstanding before conversion	7,318,044	106,109,099
Shares converted into Class I (a)	1,341,173	18,709,381

Net increase (decrease)	8,659,217	$124,818,480

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Convertible Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Convertible Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2011

30    MainStay Convertible Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $6,598,873 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 23.5% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    31

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

32    MainStay Convertible Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    33

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

34    MainStay Convertible Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    35

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

36    MainStay Convertible Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors
LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24948 MS284-11	MSC11-12/11
N05

MainStay Equity Index Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	8

Portfolio of Investments	9

Financial Statements	18

Notes to Financial Statements	22

Report of Independent Registered Public Accounting Firm	28

Federal Income Tax Information	29

Proxy Voting Policies and Procedures and Proxy Voting Record	29

Shareholder Reports and Quarterly Portfolio Disclosure	29

Board Members and Officers	30

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Class A Shares	Maximum 3% Initial Sales Charge	With sales charges	4.24%	–0.85%	2.74%	0.85%
		Excluding sales charges	7.47	–0.25	3.05	0.85

	One	Five	Ten
Benchmark Performance	Year	Years	Years

S&P 500® Index[3]	8.09%	0.25%	3.69%

Average Lipper S&P 500 Index Objective Fund[4]	7.46	–0.28	3.15

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on the share class and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect nonrecurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these nonrecurring reimbursements had not been made the total return (excluding sales charges) would have been 3.04% for the ten-year period ended October 31, 2011.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	S&P 500® Index is a trademark of The McGraw Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The average Lipper S&P 500 Index objective fund is representative of funds that are passively managed, and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index objective funds have limited expenses (advisor fee no higher than 0.50%). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

Cost in Dollars of a $1,000 Investment in MainStay Equity Index Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Class A Shares	$1,000.00	$926.10	$2.91	$1,022.20	$3.06

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.60% for Class A) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

6    MainStay Equity Index Fund

Industry Composition as of October 31, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	9.5%
Pharmaceuticals	5.4
Computers & Peripherals	4.4
IT Services	3.7
Software	3.6
Insurance	3.4
Media	2.9
Diversified Financial Services	2.8
Aerospace & Defense	2.5
Diversified Telecommunication Services	2.5
Beverages	2.4
Commercial Banks	2.4
Industrial Conglomerates	2.3
Semiconductors & Semiconductor Equipment	2.3
Food & Staples Retailing	2.2
Chemicals	2.1
Household Products	2.1
Communications Equipment	2.0
Energy Equipment & Services	2.0
Health Care Providers & Services	2.0
Electric Utilities	1.9
Machinery	1.9
Capital Markets	1.8
Food Products	1.8
Hotels, Restaurants & Leisure	1.8
Internet Software & Services	1.8
Specialty Retail	1.8
Health Care Equipment & Supplies	1.7
Real Estate Investment Trusts	1.7
Tobacco	1.7
Multi-Utilities	1.3
Biotechnology	1.2
Air Freight & Logistics	0.9
Internet & Catalog Retail	0.9
Metals & Mining	0.9
Consumer Finance	0.8
Road & Rail	0.8
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.6
Electronic Equipment & Instruments	0.5
Automobiles	0.4
Commercial Services & Supplies	0.4
Electrical Equipment	0.4
Life Sciences Tools & Services	0.4
Wireless Telecommunication Services	0.3
Auto Components	0.2
Construction & Engineering	0.2
Household Durables	0.2
Independent Power Producers & Energy Traders	0.2
Personal Products	0.2
Trading Companies & Distributors	0.2
Airlines	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Health Care Technology	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Professional Services	0.1
Thrifts & Mortgage Finance	0.1
Building Products	0.0	‡
Construction Materials	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	7.1
Investments Sold Short	–0.0	‡
Other Assets, Less Liabilities	–0.3

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2011 (excluding short-term investments)

1.	ExxonMobil Corp.
2.	Apple, Inc.
3.	International Business Machines Corp.
4.	Chevron Corp.
5.	Microsoft Corp.
6.	General Electric Co.
7.	Johnson & Johnson
8.	Procter & Gamble Co. (The)
9.	AT&T, Inc.
10.	Coca-Cola Co. (The)

mainstayinvestments.com    7

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Francis J. Ok of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay Equity Index Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Equity Index Fund returned 7.47% for Class A shares for the 12 months ended October 31, 2011. The Fund, which offers only one class of shares, outperformed the 7.46% return of the average Lipper1 S&P 500 Index objective fund and underperformed the 8.09% return of the S&P 500® Index2 for the 12 months ended Octo-ber 31, 2011. Because the Fund incurs operating expenses that the Index does not, the Fund’s net performance will typically lag that of the Index. The S&P 500® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

During the reporting period, the S&P 500® industries with the highest total returns were gas utilities, trading companies & distributors, and health care technology. The S&P 500® industries with the lowest total returns were airlines, office electronics, and thrifts & mortgage finance.

During the reporting period, which industries made the strongest contributions to the Fund’s absolute performance and which industries made the weakest contributions?

During the reporting period, the S&P 500® industries that made the strongest positive contributions to the Fund’s absolute performance were oil, gas & consumable fuels; computers & peripherals; and IT services. (Contributions take weightings and total returns into account.) Over the same period, the industries that made the weakest contributions to the Fund’s performance were diversified financial services, capital markets and communications equipment.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which stocks had the lowest total returns?

During the reporting period, the S&P 500® Index stocks with the highest total returns were oil, gas & consumable fuels companies Cabot Oil & Gas, Tesoro and El Paso. Over the same period, the S&P 500® Index stocks with the lowest total returns were leisure equipment & products company Eastman Kodak and two manufacturers of semiconductors & semiconductor equipment, First Solar and MEMC Electronic Materials. Eastman Kodak was deleted from the S&P 500® Index in December 2010.

During the reporting period, which S&P 500® Index stocks made the strongest contributions to the Fund’s absolute performance and which stocks made the weakest contributions?

The S&P 500® Index stocks that made the strongest contributions to the Fund’s absolute performance were computers & peripherals company Apple; oil, gas & consumable fuels company ExxonMobil; and IT services company International Business Machines.

Over the same period, the S&P 500® Index stocks that made the weakest contributions to the Fund’s absolute performance were diversified financial services company Bank of America, computers & peripherals company Hewlett-Packard, and capital markets firm Goldman Sachs Group.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 19 additions to and 19 deletions from the S&P 500® Index. In terms of Index weight, significant additions to the Index included management and technology consulting services company Accenture and health care equipment & supplies company Covidien. Significant deletions included biotechnology company Genzyme and diversified telecommunication services company Qwest Communications.

1. See footnote on page 5 for more information on Lipper Inc.
2. See footnote on page 5 for more information on the S&P 500® Index.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

8    MainStay Equity Index Fund

Portfolio of Investments††† October 31, 2011

	Shares	Value
Common Stocks 93.2%†

Aerospace & Defense 2.5%
Boeing Co. (The)	11,973	$787,704
General Dynamics Corp.	5,844	375,126
Goodrich Corp.	2,020	247,713
Honeywell International, Inc.	12,640	662,336
ITT Corp.	2,993	136,481
L-3 Communications Holdings, Inc.	1,703	115,429
Lockheed Martin Corp.	4,446	337,451
Northrop Grumman Corp.	4,492	259,413
Precision Castparts Corp.	2,327	379,650
Raytheon Co.	5,712	252,413
Rockwell Collins, Inc.	2,482	138,570
Textron, Inc.	4,482	87,041
United Technologies Corp.	14,682	1,144,902

		4,924,229

Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	2,663	184,892
Expeditors International of Washington, Inc.	3,425	156,180
FedEx Corp.	5,121	419,051
United Parcel Service, Inc. Class B	15,845	1,112,953

		1,873,076

Airlines 0.1%
Southwest Airlines Co.	13,000	111,150

Auto Components 0.2%
Goodyear Tire & Rubber Co. (The) (a)	3,953	56,765
Johnson Controls, Inc.	10,981	361,604

		418,369

Automobiles 0.4%
Ford Motor Co. (a)	61,397	717,117
Harley-Davidson, Inc.	3,821	148,637

		865,754

Beverages 2.4%
Beam, Inc.	2,496	123,377
Brown-Forman Corp. Class B	1,630	121,810
X Coca-Cola Co. (The)	37,096	2,534,399
Coca-Cola Enterprises, Inc.	5,156	138,284
Constellation Brands, Inc. Class A (a)	2,816	56,940
Dr. Pepper Snapple Group, Inc.	3,504	131,225
Molson Coors Brewing Co. Class B	2,633	111,481
PepsiCo., Inc.	25,570	1,609,631

		4,827,147

Biotechnology 1.2%
Amgen, Inc.	14,931	855,098
Biogen Idec, Inc. (a)	3,919	456,015
Celgene Corp. (a)	7,412	480,520
Gilead Sciences, Inc. (a)	12,463	519,209

		2,310,842

Building Products 0.0%‡
Masco Corp.	5,784	55,526

Capital Markets 1.8%
Ameriprise Financial, Inc.	3,814	178,037
Bank of New York Mellon Corp. (The)	19,912	423,727
BlackRock, Inc.	1,620	255,620
Charles Schwab Corp. (The)	17,411	213,807
E*TRADE Financial Corp. (a)	4,102	44,507
Federated Investors, Inc. Class B	1,500	29,310
Franklin Resources, Inc.	2,352	250,794
Goldman Sachs Group, Inc. (The)	8,172	895,243
Invesco, Ltd.	7,289	146,290
Janus Capital Group, Inc.	3,009	19,739
Legg Mason, Inc.	2,118	58,245
Morgan Stanley	23,987	423,131
Northern Trust Corp.	3,892	157,509
State Street Corp.	8,144	328,936
T. Rowe Price Group, Inc.	4,143	218,916

		3,643,811

Chemicals 2.1%
Air Products & Chemicals, Inc.	3,444	296,666
Airgas, Inc.	1,099	75,776
CF Industries Holdings, Inc.	1,159	188,071
Dow Chemical Co. (The)	19,087	532,145
E.I. du Pont de Nemours & Co.	15,066	724,223
Eastman Chemical Co.	2,266	89,031
Ecolab, Inc.	3,746	201,685
FMC Corp.	1,158	91,355
International Flavors & Fragrances, Inc.	1,306	79,091
Monsanto Co.	8,640	628,560
Mosaic Co. (The)	4,469	261,705
PPG Industries, Inc.	2,546	220,000
Praxair, Inc.	4,882	496,353
Sherwin-Williams Co. (The)	1,425	117,862
Sigma-Aldrich Corp.	1,972	129,126

		4,131,649

Commercial Banks 2.4%
BB&T Corp.	11,264	262,902
Comerica, Inc.	3,249	83,012
Fifth Third Bancorp	14,869	178,577
First Horizon National Corp.	4,267	29,826
Huntington Bancshares, Inc.	13,935	72,183
KeyCorp	15,382	108,597

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held as of October 31, 2011, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 9

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Commercial Banks (continued)

M&T Bank Corp.	2,029	$154,427
PNC Financial Services Group, Inc.	8,502	456,642
Regions Financial Corp.	20,351	79,979
SunTrust Banks, Inc.	8,675	171,158
U.S. Bancorp	31,039	794,288
Wells Fargo & Co.	85,305	2,210,253
Zions Bancorp	2,983	51,785

		4,653,629

Commercial Services & Supplies 0.4%
Avery Dennison Corp.	1,714	45,592
Cintas Corp.	1,799	53,772
Iron Mountain, Inc.	3,283	101,543
Pitney Bowes, Inc.	3,265	66,541
R.R. Donnelley & Sons Co.	3,038	49,520
Republic Services, Inc.	5,169	147,110
Stericycle, Inc. (a)	1,391	116,259
Waste Management, Inc.	7,626	251,124

		831,461

Communications Equipment 2.0%
Cisco Systems, Inc.	88,868	1,646,724
F5 Networks, Inc. (a)	1,304	135,551
Harris Corp.	1,944	73,386
JDS Uniphase Corp. (a)	3,689	44,268
Juniper Networks, Inc. (a)	8,612	210,736
Motorola Mobility Holdings, Inc. (a)	4,226	164,307
Motorola Solutions, Inc.	4,879	228,874
QUALCOMM, Inc.	27,139	1,400,372
Tellabs, Inc.	5,885	25,482

		3,929,700

Computers & Peripherals 4.4%
X Apple, Inc. (a)	14,978	6,062,795
Dell, Inc. (a)	25,055	396,120
EMC Corp. (a)	33,362	817,703
Hewlett-Packard Co.	33,508	891,648
Lexmark International, Inc. Class A (a)	1,282	40,639
NetApp, Inc. (a)	5,954	243,876
SanDisk Corp. (a)	3,866	195,890
Western Digital Corp. (a)	3,766	100,326

		8,748,997

Construction & Engineering 0.2%
Fluor Corp.	2,808	159,635
Jacobs Engineering Group, Inc. (a)	2,059	79,889
Quanta Services, Inc. (a)	3,431	71,674

		311,198

Construction Materials 0.0%‡
Vulcan Materials Co.	2,089	65,365

Consumer Finance 0.8%
American Express Co.	16,780	849,404
Capital One Financial Corp.	7,423	338,934
Discover Financial Services	8,816	207,705
SLM Corp.	8,315	113,666

		1,509,709

Containers & Packaging 0.1%
Ball Corp.	2,643	91,368
Bemis Co., Inc.	1,670	46,944
Owens-Illinois, Inc. (a)	2,648	53,172
Sealed Air Corp.	2,609	46,440

		237,924

Distributors 0.1%
Genuine Parts Co.	2,533	145,470

Diversified Consumer Services 0.1%
Apollo Group, Inc. Class A (a)	1,878	88,923
DeVry, Inc.	996	37,529
H&R Block, Inc.	4,944	75,594

		202,046

Diversified Financial Services 2.8%
Bank of America Corp.	163,745	1,118,378
Citigroup, Inc.	47,145	1,489,311
CME Group, Inc.	1,080	297,605
IntercontinentalExchange, Inc. (a)	1,187	154,168
JPMorgan Chase & Co.	62,993	2,189,637
Leucadia National Corp.	3,203	85,936
Moody’s Corp.	3,253	115,449
NASDAQ OMX Group, Inc. (The) (a)	2,057	51,528
NYSE Euronext	4,229	112,364

		5,614,376

Diversified Telecommunication Services 2.5%
X AT&T, Inc.	95,743	2,806,227
CenturyLink, Inc.	9,958	351,119
Frontier Communications Corp.	16,080	100,661
Verizon Communications, Inc.	45,733	1,691,207
Windstream Corp.	8,236	100,232

		5,049,446

Electric Utilities 1.9%
American Electric Power Co., Inc.	7,791	306,030
Duke Energy Corp.	21,521	439,459
Edison International	5,266	213,800
Entergy Corp.	2,857	197,619
Exelon Corp.	10,707	475,284
FirstEnergy Corp.	6,756	303,750

The notes to the financial statements are an integral part of,

10 MainStay Equity Index Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Electric Utilities (continued)

NextEra Energy, Inc.	6,823	$384,817
Northeast Utilities	2,857	98,766
Pepco Holdings, Inc.	3,656	72,389
Pinnacle West Capital Corp.	1,764	80,403
PPL Corp.	9,336	274,198
Progress Energy, Inc.	4,759	247,944
Southern Co.	13,857	598,622

		3,693,081

Electrical Equipment 0.4%
Emerson Electric Co.	12,032	578,980
Rockwell Automation, Inc.	2,315	156,610
Roper Industries, Inc.	1,551	125,786

		861,376

Electronic Equipment & Instruments 0.5%
Amphenol Corp. Class A	2,746	130,408
Corning, Inc.	25,384	362,737
FLIR Systems, Inc.	2,580	67,854
Jabil Circuit, Inc.	2,942	60,487
Molex, Inc.	2,208	54,516
TE Connectivity, Ltd.	6,999	248,814

		924,816

Energy Equipment & Services 2.0%
Baker Hughes, Inc.	7,049	408,772
Cameron International Corp. (a)	3,959	194,545
Diamond Offshore Drilling, Inc.	1,122	73,536
FMC Technologies, Inc. (a)	3,880	173,902
Halliburton Co.	14,859	555,132
Helmerich & Payne, Inc.	1,730	92,001
Nabors Industries, Ltd. (a)	4,640	85,051
National-Oilwell Varco, Inc.	6,844	488,183
Noble Corp. (a)	4,079	146,599
Rowan Cos., Inc. (a)	2,058	70,980
Schlumberger, Ltd.	21,801	1,601,720

		3,890,421

Food & Staples Retailing 2.2%
Costco Wholesale Corp.	7,074	588,910
CVS Caremark Corp.	21,728	788,726
Kroger Co. (The)	9,779	226,677
Safeway, Inc.	5,653	109,499
SUPERVALU, Inc.	3,434	27,541
Sysco Corp.	9,573	265,364
Wal-Mart Stores, Inc.	28,398	1,610,734
Walgreen Co.	14,629	485,683
Whole Foods Market, Inc.	2,548	183,762

		4,286,896

Food Products 1.8%
Archer-Daniels-Midland Co.	10,920	316,025
Campbell Soup Co.	2,905	96,591
ConAgra Foods, Inc.	6,702	169,761
Dean Foods Co. (a)	2,972	28,888
General Mills, Inc.	10,448	402,561
H.J. Heinz Co.	5,186	277,140
Hershey Co. (The)	2,500	143,075
Hormel Foods Corp.	2,244	66,131
J.M. Smucker Co. (The)	1,839	141,640
Kellogg Co.	4,035	218,737
Kraft Foods, Inc. Class A	28,534	1,003,826
McCormick & Co., Inc.	2,136	103,724
Mead Johnson Nutrition Co.	3,294	236,674
Sara Lee Corp.	9,511	169,296
Tyson Foods, Inc. Class A	4,789	92,428

		3,466,497

Gas Utilities 0.1%
Nicor, Inc.	735	41,344
ONEOK, Inc.	1,672	127,155

		168,499

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	9,182	504,826
Becton, Dickinson & Co.	3,513	274,822
Boston Scientific Corp. (a)	24,726	145,636
C.R. Bard, Inc.	1,400	120,330
CareFusion Corp. (a)	3,613	92,493
Covidien PLC	7,972	375,003
DENTSPLY International, Inc.	2,283	84,380
Edwards Lifesciences Corp. (a)	1,858	140,130
Intuitive Surgical, Inc. (a)	632	274,199
Medtronic, Inc.	17,063	592,769
St. Jude Medical, Inc.	5,324	207,636
Stryker Corp.	5,335	255,600
Varian Medical Systems, Inc. (a)	1,894	111,216
Zimmer Holdings, Inc. (a)	3,077	161,942

		3,340,982

Health Care Providers & Services 2.0%
Aetna, Inc.	6,024	239,514
AmerisourceBergen Corp.	4,349	177,439
Cardinal Health, Inc.	5,567	246,451
CIGNA Corp.	4,364	193,500
Coventry Health Care, Inc. (a)	2,400	76,344
DaVita, Inc. (a)	1,508	105,560
Express Scripts, Inc. (a)	7,887	360,673
Humana, Inc.	2,696	228,863
Laboratory Corp. of America Holdings (a)	1,637	137,262
McKesson Corp.	3,979	324,487
Medco Health Solutions, Inc. (a)	6,229	341,723
Patterson Cos., Inc.	1,512	47,583

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Health Care Providers & Services (continued)

Quest Diagnostics, Inc.	2,556	$142,625
Tenet Healthcare Corp. (a)	7,639	36,133
UnitedHealth Group, Inc.	17,387	834,402
WellPoint, Inc.	5,827	401,480

		3,894,039

Health Care Technology 0.1%
Cerner Corp. (a)	2,349	148,997

Hotels, Restaurants & Leisure 1.8%
Carnival Corp.	7,468	262,948
Chipotle Mexican Grill, Inc. Class A (a)	507	170,413
Darden Restaurants, Inc.	2,175	104,139
International Game Technology	4,818	84,749
Marriott International, Inc. Class A	4,332	136,458
McDonald’s Corp.	16,670	1,547,809
Starbucks Corp.	12,055	510,409
Starwood Hotels & Resorts Worldwide, Inc.	3,105	155,592
Wyndham Worldwide Corp.	2,653	89,326
Wynn Resorts, Ltd.	1,292	171,578
Yum! Brands, Inc.	7,504	401,989

		3,635,410

Household Durables 0.2%
D.R. Horton, Inc.	4,485	49,918
Harman International Industries, Inc.	1,129	48,728
Leggett & Platt, Inc.	2,290	50,151
Lennar Corp. Class A	2,592	42,872
Newell Rubbermaid, Inc.	4,702	69,590
Pulte Group, Inc. (a)	5,451	28,236
Whirlpool Corp.	1,235	62,750

		352,245

Household Products 2.1%
Clorox Co. (The)	2,124	142,181
Colgate-Palmolive Co.	7,859	710,218
Kimberly-Clark Corp.	6,330	441,264
X Procter & Gamble Co. (The)	44,394	2,840,772

		4,134,435

Independent Power Producers & Energy Traders 0.2%
AES Corp. (The) (a)	10,625	119,213
Constellation Energy Group, Inc.	3,255	129,223
NRG Energy, Inc. (a)	3,900	83,538

		331,974

Industrial Conglomerates 2.3%
3M Co.	11,463	905,806
Danaher Corp.	9,194	444,530
X General Electric Co.	171,270	2,861,922
Tyco International, Ltd.	7,503	341,762

		4,554,020

Insurance 3.4%
ACE, Ltd.	5,462	394,083
Aflac, Inc.	7,550	340,430
Allstate Corp. (The)	8,345	219,807
American International Group, Inc. (a)	7,055	174,188
AON Corp.	5,279	246,107
Assurant, Inc.	1,527	58,851
Berkshire Hathaway, Inc. Class B (a)	28,413	2,212,236
Chubb Corp. (The)	4,619	309,704
Cincinnati Financial Corp.	2,638	76,344
Genworth Financial, Inc. Class A (a)	7,915	50,498
Hartford Financial Services Group, Inc. (The)	7,201	138,619
Lincoln National Corp.	4,978	94,831
Loews Corp.	5,027	199,572
Marsh & McLennan Cos., Inc.	8,750	267,925
MetLife, Inc.	17,085	600,709
Principal Financial Group, Inc.	5,062	130,498
Progressive Corp. (The)	10,318	196,145
Prudential Financial, Inc.	7,852	425,578
Torchmark Corp.	1,695	69,376
Travelers Cos., Inc. (The)	6,765	394,738
Unum Group	4,905	116,935
XL Group PLC	5,304	115,309

		6,832,483

Internet & Catalog Retail 0.9%
Amazon.com, Inc. (a)	5,868	1,252,876
Expedia, Inc.	3,146	82,614
Netflix, Inc. (a)	849	69,686
Priceline.com, Inc. (a)	804	408,207

		1,813,383

Internet Software & Services 1.8%
Akamai Technologies, Inc. (a)	2,981	80,308
eBay, Inc. (a)	18,534	589,937
Google, Inc. Class A (a)	4,069	2,411,452
Monster Worldwide, Inc. (a)	2,084	19,236
VeriSign, Inc.	2,688	86,258
Yahoo!, Inc. (a)	20,398	319,025

		3,506,216

IT Services 3.7%
Accenture PLC Class A	10,412	627,427
Automatic Data Processing, Inc.	7,913	414,087
Cognizant Technology Solutions Corp. Class A (a)	4,905	356,839
Computer Sciences Corp.	2,502	78,713
Fidelity National Information Services, Inc.	4,006	104,877

The notes to the financial statements are an integral part of,

12 MainStay Equity Index Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

IT Services (continued)

Fiserv, Inc. (a)	2,286	$134,577
X International Business Machines Corp.	19,295	3,562,436
MasterCard, Inc. Class A	1,725	598,989
Paychex, Inc.	5,206	151,703
SAIC, Inc. (a)	4,464	55,487
Teradata Corp. (a)	2,719	162,215
Total System Services, Inc.	2,648	52,669
Visa, Inc. Class A	8,264	770,701
Western Union Co. (The)	10,142	177,181

		7,247,901

Leisure Equipment & Products 0.1%
Hasbro, Inc.	1,952	74,293
Mattel, Inc.	5,538	156,393

		230,686

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc. (a)	5,609	207,926
Life Technologies Corp. (a)	2,915	118,553
PerkinElmer, Inc.	1,830	37,826
Thermo Fisher Scientific, Inc. (a)	6,171	310,216
Waters Corp. (a)	1,475	118,177

		792,698

Machinery 1.9%
Caterpillar, Inc.	10,438	985,973
Cummins, Inc.	3,146	312,807
Deere & Co.	6,688	507,619
Dover Corp.	3,006	166,923
Eaton Corp.	5,511	247,003
Flowserve Corp.	900	83,421
Illinois Tool Works, Inc.	7,941	386,171
Ingersoll-Rand PLC	5,349	166,514
Joy Global, Inc.	1,699	148,153
PACCAR, Inc.	5,904	255,289
Pall Corp.	1,880	96,200
Parker Hannifin Corp.	2,505	204,283
Snap-On, Inc.	941	50,503
Stanley Black & Decker, Inc.	2,721	173,736

		3,784,595

Media 2.9%
Cablevision Systems Corp. Class A	3,640	52,671
CBS Corp. Class B	10,825	279,393
Comcast Corp. Class A	44,418	1,041,602
DIRECTV Class A (a)	11,929	542,292
Discovery Communications, Inc. Class A (a)	4,420	192,093
Gannett Co., Inc.	3,897	45,556
Interpublic Group of Cos., Inc. (The)	7,726	73,243
McGraw-Hill Cos., Inc. (The)	4,866	206,805
News Corp. Class A	36,925	646,926
Omnicom Group, Inc.	4,514	200,783
Scripps Networks Interactive Class A	1,595	67,756
Time Warner Cable, Inc.	5,254	334,627
Time Warner, Inc.	16,881	590,666
Viacom, Inc. Class B	9,284	407,103
Walt Disney Co. (The)	29,984	1,045,842
Washington Post Co. Class B	81	27,553

		5,754,911

Metals & Mining 0.9%
AK Steel Holding Corp.	1,779	14,819
Alcoa, Inc.	17,195	185,018
Allegheny Technologies, Inc.	1,719	79,762
Cliffs Natural Resources, Inc.	2,359	160,931
Freeport-McMoRan Copper & Gold, Inc.	15,313	616,501
Newmont Mining Corp.	7,984	533,571
Nucor Corp.	5,112	193,131
Titanium Metals Corp.	1,346	22,546
United States Steel Corp.	2,325	58,962

		1,865,241

Multi-Utilities 1.3%
Ameren Corp.	3,904	124,459
CenterPoint Energy, Inc.	6,884	143,462
CMS Energy Corp.	4,068	84,696
Consolidated Edison, Inc.	4,733	273,899
Dominion Resources, Inc.	9,196	474,422
DTE Energy Co.	2,736	142,573
Integrys Energy Group, Inc.	1,257	66,508
NiSource, Inc.	4,534	100,156
PG&E Corp.	6,501	278,893
Public Service Enterprise Group, Inc.	8,174	275,464
SCANA Corp.	1,853	78,345
Sempra Energy	3,870	207,935
TECO Energy, Inc.	3,483	64,679
Wisconsin Energy Corp.	3,774	122,391
Xcel Energy, Inc.	7,828	202,354

		2,640,236

Multiline Retail 0.7%
Big Lots, Inc. (a)	1,058	39,876
Family Dollar Stores, Inc.	1,944	113,977
J.C. Penney Co., Inc.	2,311	74,137
Kohl’s Corp.	4,541	240,718
Macy’s, Inc.	6,901	210,687
Nordstrom, Inc.	2,646	134,126
Sears Holdings Corp. (a)	623	48,706
Target Corp.	10,908	597,213

		1,459,440

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Office Electronics 0.1%
Xerox Corp.	22,672	$185,457

Oil, Gas & Consumable Fuels 9.5%
Alpha Natural Resources, Inc.	3,660	87,986
Anadarko Petroleum Corp.	8,043	631,375
Apache Corp.	6,204	618,105
Cabot Oil & Gas Corp.	1,688	131,191
Chesapeake Energy Corp.	10,674	300,153
X Chevron Corp.	32,361	3,399,523
ConocoPhillips	22,182	1,544,976
CONSOL Energy, Inc.	3,662	156,587
Denbury Resources, Inc. (a)	6,495	101,972
Devon Energy Corp.	6,728	436,984
El Paso Corp.	12,446	311,274
EOG Resources, Inc.	4,339	388,037
EQT Corp.	2,415	153,352
X ExxonMobil Corp.	78,556	6,134,438
Hess Corp.	4,887	305,731
Marathon Oil Corp.	11,533	300,204
Marathon Petroleum Corp.	5,761	206,820
Murphy Oil Corp.	3,127	173,142
Newfield Exploration Co. (a)	2,138	86,076
Noble Energy, Inc.	2,851	254,708
Occidental Petroleum Corp.	13,131	1,220,395
Peabody Energy Corp.	4,374	189,700
Pioneer Natural Resources Co.	1,888	158,403
QEP Resources, Inc.	2,861	101,709
Range Resources Corp.	2,601	179,053
Southwestern Energy Co. (a)	5,623	236,391
Spectra Energy Corp.	10,507	300,815
Sunoco, Inc.	1,746	65,004
Tesoro Corp. (a)	2,325	60,311
Valero Energy Corp.	9,248	227,501
Williams Cos., Inc.	9,516	286,527

		18,748,443

Paper & Forest Products 0.1%
International Paper Co.	7,063	195,645
MeadWestvaco Corp.	2,757	76,948

		272,593

Personal Products 0.2%
Avon Products, Inc.	6,958	127,192
Estee Lauder Cos., Inc. (The) Class A	1,827	179,868

		307,060

Pharmaceuticals 5.4%
Abbott Laboratories	25,150	1,354,831
Allergan, Inc.	4,968	417,908
Bristol-Myers Squibb Co.	27,556	870,494
Eli Lilly & Co.	16,459	611,616
Forest Laboratories, Inc. (a)	4,434	138,784
Hospira, Inc. (a)	2,662	83,720
X Johnson & Johnson	44,275	2,850,867
Merck & Co., Inc.	49,775	1,717,238
Mylan, Inc. (a)	6,885	134,740
Pfizer, Inc.	126,059	2,427,896
Watson Pharmaceuticals, Inc. (a)	2,032	136,469

		10,744,563

Professional Services 0.1%
Dun & Bradstreet Corp.	794	53,087
Equifax, Inc.	1,979	69,562
Robert Half International, Inc.	2,338	61,793

		184,442

Real Estate Investment Trusts 1.7%
Apartment Investment & Management Co. Class A	1,952	48,156
AvalonBay Communities, Inc.	1,520	203,209
Boston Properties, Inc.	2,373	234,903
Equity Residential	4,791	281,136
HCP, Inc.	6,579	262,173
Health Care REIT, Inc.	2,868	151,115
Host Hotels & Resorts, Inc.	11,408	162,792
Kimco Realty Corp.	6,579	114,935
Plum Creek Timber Co., Inc.	2,617	98,556
ProLogis, Inc.	7,418	220,760
Public Storage	2,289	295,396
Simon Property Group, Inc.	4,743	609,191
Ventas, Inc.	4,653	258,753
Vornado Realty Trust	2,980	246,774
Weyerhaeuser Co.	8,704	156,498

		3,344,347

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. (a)	5,249	93,327

Road & Rail 0.8%
CSX Corp.	17,698	393,073
Norfolk Southern Corp.	5,619	415,750
Ryder System, Inc.	827	42,127
Union Pacific Corp.	7,886	785,209

		1,636,159

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc. (a)	9,384	54,709
Altera Corp.	5,234	198,473
Analog Devices, Inc.	4,837	176,889
Applied Materials, Inc.	21,292	262,317
Broadcom Corp. Class A (a)	7,777	280,672
First Solar, Inc. (a)	948	47,182

The notes to the financial statements are an integral part of,

14 MainStay Equity Index Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Semiconductors & Semiconductor Equipment (continued)

Intel Corp.	84,841	$2,081,998
KLA-Tencor Corp.	2,698	127,049
Linear Technology Corp.	3,685	119,062
LSI Corp. (a)	9,244	57,775
MEMC Electronic Materials, Inc. (a)	3,730	22,343
Microchip Technology, Inc.	3,081	111,409
Micron Technology, Inc. (a)	16,234	90,748
Novellus Systems, Inc. (a)	1,123	38,800
NVIDIA Corp. (a)	9,753	144,344
Teradyne, Inc. (a)	3,014	43,161
Texas Instruments, Inc.	18,665	573,575
Xilinx, Inc.	4,282	143,276

		4,573,782

Software 3.6%
Adobe Systems, Inc. (a)	7,982	234,751
Autodesk, Inc. (a)	3,699	127,986
BMC Software, Inc. (a)	2,836	98,579
CA, Inc.	6,120	132,559
Citrix Systems, Inc. (a)	3,041	221,476
Compuware Corp. (a)	3,529	29,820
Electronic Arts, Inc. (a)	5,401	126,113
Intuit, Inc.	4,910	263,520
X Microsoft Corp.	120,476	3,208,276
Oracle Corp.	63,836	2,091,906
Red Hat, Inc. (a)	3,120	154,908
Salesforce.com, Inc. (a)	2,190	291,642
Symantec Corp. (a)	12,112	206,025

		7,187,561

Specialty Retail 1.8%
Abercrombie & Fitch Co. Class A	1,404	104,458
AutoNation, Inc. (a)	798	31,074
AutoZone, Inc. (a)	470	152,087
Bed Bath & Beyond, Inc. (a)	3,952	244,392
Best Buy Co., Inc.	4,893	128,343
Carmax, Inc. (a)	3,656	109,899
GameStop Corp. Class A (a)	2,251	57,558
Gap, Inc. (The)	5,607	105,972
Home Depot, Inc. (The)	25,276	904,881
Limited Brands, Inc.	4,002	170,925
Lowe’s Cos., Inc.	20,370	428,177
O’Reilly Automotive, Inc. (a)	2,197	167,082
Ross Stores, Inc.	1,867	163,792
Staples, Inc.	11,461	171,457
Tiffany & Co.	2,056	163,925
TJX Cos., Inc.	6,156	362,773
Urban Outfitters, Inc. (a)	1,914	52,157

		3,518,952

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	4,668	303,747
NIKE, Inc. Class B	6,137	591,300
Ralph Lauren Corp.	1,046	166,094
VF Corp.	1,400	193,508

		1,254,649

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp, Inc.	8,512	53,200
People’s United Financial, Inc.	6,077	77,482

		130,682

Tobacco 1.7%
Altria Group, Inc.	33,464	921,933
Lorillard, Inc.	2,237	247,546
Philip Morris International, Inc.	28,379	1,982,841
Reynolds American, Inc.	5,464	211,348

		3,363,668

Trading Companies & Distributors 0.2%
Fastenal Co.	4,768	181,613
W.W. Grainger, Inc.	982	168,227

		349,840

Wireless Telecommunication Services 0.3%
American Tower Corp. Class A (a)	6,395	352,364
MetroPCS Communications, Inc. (a)	4,740	40,290
Sprint Nextel Corp. (a)	48,361	124,288

		516,942

Total Common Stocks (Cost $93,954,869)		184,484,819

	Principal
	Amount
Short-Term Investments 7.1%

Repurchase Agreement 0.0%‡
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $35,787 (Collateralized by a United States Treasury Bond with a rate of 4.625% and a maturity date of 2/15/40, with a Principal Amount of $30,000 and a Market Value of $38,137)	$35,787	35,787

Total Repurchase Agreement (Cost $35,787)		35,787

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Short-Term Investments (continued)

U.S. Government 7.1%
United States Treasury Bills 0.011%, due 1/26/12 (b)(c)	$1,000,000	$999,975
0.015%, due 1/12/12 (b)(c)	13,100,000	13,099,607

Total U.S. Government (Cost $14,099,914)		14,099,582

Total Short-Term Investments (Cost $14,135,701)		14,135,369

Total Investments, Before Investments Sold Short (Cost $108,090,570) (f)	100.3%	198,620,188

	Shares
Investments Sold Short (0.0%)‡ (d)

Common Stocks Sold Short (0.0%)‡
Aerospace & Defense (0.0%)‡
Exelis, Inc.	(1,077)	(12,170)
ITT Corp.	(539)	(9,448)

Total Investments Sold Short (Proceeds $20,150)	(0.0)%‡	(21,618)

Total Investments, Net of Investments Sold Short (Cost $108,070,420)	100.3	198,598,570
Other Assets, Less Liabilities	(0.3)	(511,897)

Net Assets	100.0%	$198,086,673

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (e)
Futures Contracts 0.5%

Standard & Poor’s 500 Index Mini December 2011	221	$1,019,562

Total Futures Contracts (Settlement Value $13,804,765)		$1,019,562

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	Represents a security, or a portion thereof, which is maintained at the broker as collateral for futures contracts.
(c)	Interest rate presented is yield to maturity.
(d)	Represents securities sold short on a when-issued basis. At October 31, 2011 total proceeds from investments sold short on a when-issued basis was $20,150.
(e)	Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2011.
(f)	At October 31, 2011, cost is $112,849,569 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$93,679,258
Gross unrealized depreciation	(7,908,639)

Net unrealized appreciation	$85,770,619

The notes to the financial statements are an integral part of,

16 MainStay Equity Index Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices In
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$184,484,819	$—	$—	$184,484,819
Short-Term Investments
Repurchase Agreement	—	35,787	—	35,787
U.S. Government	—	14,099,582	—	14,099,582

Total Short-Term Investments	—	14,135,369	—	14,135,369

Total Investments in Securities	184,484,819	14,135,369	—	198,620,188

Other Financial Instruments
Futures Contracts Long (b)	1,019,562	—	—	1,019,562

Total Investments in Securities and Other Financial Instruments	$185,504,381	$14,135,369	$—	$199,639,750

Liability Valuation Inputs

Quoted
Prices In
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short	$(21,618)	$—	$—	$(21,618)

Total Investments in Securities Sold Short	$(21,618)	$—	$—	$(21,618)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $108,090,570)	$198,620,188
Receivables:
Dividends and interest	209,922
Investment securities sold	25,059
Other assets	12,321

Total assets	198,867,490

Liabilities
Investments sold short (proceeds $20,150)	21,618
Payables:
Variation margin on futures contracts	349,896
Fund shares redeemed	230,148
Transfer agent (See Note 3)	63,718
NYLIFE Distributors (See Note 3)	40,715
Shareholder communication	33,618
Manager (See Note 3)	16,979
Professional fees	12,604
Custodian	2,244
Trustees	825
Accrued expenses	8,452

Total liabilities	780,817

Net assets	$198,086,673

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$41,977
Additional paid-in capital	112,722,134

112,764,111
Undistributed net investment income	2,846,993
Accumulated net realized gain (loss) on investments, futures transactions and investments sold short	(9,072,143)
Net unrealized appreciation (depreciation) on investments and futures contracts	91,549,180
Net unrealized appreciation (depreciation) on investments sold short	(1,468)

Net assets	$198,086,673

Shares of beneficial interest outstanding	4,197,738

Net asset value per share outstanding (a)	$47.19
Maximum sales charge (3.00% of offering price) (a)	1.46

Maximum offering price per share outstanding (a)	$48.65

(a)	Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 7, 2011. (See Note 2 (C))

The notes to the financial statements are an integral part of,

18 MainStay Equity Index Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends	$4,203,769
Interest	7,565

Total income	4,211,334

Expenses
Manager (See Note 3)	584,058
Distribution/Service—Class A (See Note 3)	535,953
Transfer agent (See Note 3)	409,267
Shareholder communication	70,125
Professional fees	65,711
Custodian	31,540
Registration	25,050
Trustees	5,896
Miscellaneous	15,473

Total expenses before waiver/reimbursement	1,743,073
Expense waiver/reimbursement from Manager (See Note 3)	(456,776)

Net expenses	1,286,297

Net investment income (loss)	2,925,037

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	15,831,792
Futures transactions	(379,887)

Net realized gain (loss) on investments and futures transactions	15,451,905

Net change in unrealized appreciation (depreciation) on:
Investments	(2,494,202)
Investments sold short	(1,468)
Futures contracts	564,474

Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	(1,931,196)

Net realized and unrealized gain (loss) on investments, investments sold short and futures transactions	13,520,709

Net increase (decrease) in net assets resulting from operations	$16,445,746

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,925,037	$3,089,341
Net realized gain (loss) on investments and futures transactions	15,451,905	11,882,404
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	(1,931,196)	18,461,136

Net increase (decrease) in net assets resulting from operations	16,445,746	33,432,881

Dividends to shareholders:
From net investment income	(3,061,226)	(3,930,323)

Capital share transactions:
Net proceeds from sale of shares	128,389	218,356
Net asset value of shares issued to shareholders in reinvestment of dividends	2,896,713	3,768,663
Cost of shares redeemed	(35,461,708)	(43,050,196)

Increase (decrease) in net assets derived from capital share transactions	(32,436,606)	(39,063,177)

Net increase (decrease) in net assets	(19,052,086)	(9,560,619)

Net Assets
Beginning of year	217,138,759	226,699,378

End of year	$198,086,673	$217,138,759

Undistributed net investment income at end of year	$2,846,993	$3,061,220

The notes to the financial statements are an integral part of,

20 MainStay Equity Index Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year (a)	$44.52	$39.02	$36.66	$58.48	$52.15

Net investment income (loss) (a)	0.71	0.64	0.69	0.82 (b)	0.82 (b)
Net realized and unrealized gain (loss) on investments (a)	2.60	5.54	2.56	(21.88)	6.31

Total from investment operations (a)	3.31	6.18	3.25	(21.06)	7.13

Less dividends:
From net investment income (a)	(0.64)	(0.68)	(0.89)	(0.76)	(0.80)

Net asset value at end of year (a)	$47.19	$44.52	$39.02	$36.66	$58.48

Total investment return (c)	7.47%	15.98%	9.48%	(36.44%)	13.83%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.36%	1.37%	1.89%	1.67%	1.51%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses (before waiver/reimbursement)	0.81%	0.85%	0.92%	0.79%	0.74%
Portfolio turnover rate	4%	5%	14%	4%	5%
Net assets at end of year (in 000’s)	$198,087	$217,139	$226,699	$242,002	$458,323

(a)	Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 7, 2011. (See Note 2(C))
(b)	Per share data based on average shares outstanding during the year.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the ”1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Equity Index Fund (the “Fund”). When formed, the Fund was sub-classified as a “non-diversified” fund, which meant that it could invest a greater percentage of its assets than other funds in a particular issuer. However, due to the Fund’s principal investment strategy and investment process, it has historically operated as a “diversified” fund. Therefore, the Fund will not operate as a “non-diversified” fund without first obtaining shareholder approval.

The Fund has one class of shares. Class A shares were first offered on December 20, 1990. Effective January 1, 2002, the Fund was closed to new investors and new share purchases. No purchase orders, systematic investments or exchanges are being accepted. Existing shareholders are permitted to reinvest dividends and capital gains only. NYLIFE LLC (“NYLIFE”) will continue to honor the unconditional guarantee associated with the Fund. (See Note 9)

The Fund’s investment objective is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of publicly traded common stocks represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity

22    MainStay Equity Index Fund

date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

The Fund declared a dividend of $0.6907 per share, which was paid on December 7, 2011, and also underwent a reverse share split on that day. The reverse share split rate was 0.98528 per share outstanding, based on the number of fund shares outstanding immediately after reinvestment of dividends.

Certain amounts in the Financial Highlights and Notes to Financial Statements (see Note 8) have been adjusted to reflect the cumulative effects of this reverse stock split and those that occurred in each of the years presented.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in

mainstayinvestments.com    23

Notes to Financial Statements (continued)

such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk in the normal course of investment in these transactions. The Fund enters into futures contracts for market exposure. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any rights or warrants.

(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

24    MainStay Equity Index Fund

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Futures Contracts (a)	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts	$1,019,562	$1,019,562

Total Fair Value		$1,019,562	$1,019,562

(a)	Includes cumulative appreciation (depreciation) of futures as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

	Statement of		Equity
	Operations		Contracts
	Location		Risk	Total

Warrants	Net realized gain (loss	) on security transactions	$(2,038)	$(2,038)
Futures Contracts	Net realized gain (loss	) on futures transactions	(379,887)	(379,887)

Total Realized Gain			$(381,925)	$(381,925)

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$564,474	$564,474

Total Change in Unrealized Appreciation (Depreciation)		$564,474	$564,474

Number of Contracts, Notional Amounts or Shares/Units

	Equity
	Contracts
	Risk	Total

Warrants (1)(3)	0-21,609	0-21,609
Futures Contracts (2)(3)	196	196

(1)	Amount disclosed represents the minimum and maximum held during the year ended October 31, 2011.

(2)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(3)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.25% on assets up to $1 billion; 0.225% from $1 billion to $3 billion; and 0.20% in excess of $3 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million: 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.19% up to $1 billion; 0.165% from $1 billion to $3 billion; and 0.14% in excess of $3 billion. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.27% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

Additionally, the Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed 0.60% of the average daily net assets of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $584,058 and waived its fees and/or reimbursed expenses in the amount of $456,776.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV,

mainstayinvestments.com    25

Notes to Financial Statements (continued)

and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A Plan, the Distributor receives a monthly distribution fee from Class A shares at an annual rate of 0.25% of the Fund’s average daily net assets for distribution or service activities as designated by the Distributor.

The Plan provides that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Class A shares were $0, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, amounted to $409,267.

(E) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $3,499. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$2,846,993	$(3,293,582)	$—	$85,769,151	$85,322,562

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale deferrals, marking to market of futures contracts, real estate investment trusts (“REITs”) basis adjustments and basis adjustments due to class action payments and return of capital distributions from non-REIT securities.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss)	Additional
Income (Loss)	on Investments	Paid-In Capital

$(78,038)	$2,882,588	$(2,804,550)

The reclassifications for the Fund are primarily due to return of capital distributions from non-REIT securities and expiration of a portion of the capital loss carryforward, return of capital and capital gain distributions from REITs.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $3,293,582 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2012	$3,294

The Fund utilized $15,049,315 of capital loss carryforwards during the year ended October 31, 2011. The Fund had $2,804,550 of capital loss carryforwards that expired during the year ended October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$3,061,226	$3,930,323

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

26    MainStay Equity Index Fund

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $7,757 and $43,490, respectively.

Note 8–Capital Share Transactions

	Shares		Amount

Year ended October 31, 2011:
Shares sold	2,565	(a)	$128,389
Shares issued to shareholders in reinvestment of dividends	64,436	(a)	2,896,713
Shares redeemed	(746,759	)(a)	(35,461,708)

Net increase (decrease)	(679,758)		$(32,436,606)

Year ended October 31, 2010:
Shares sold	5,176	(a)	$218,356
Shares issued to shareholders in reinvestment of dividends	(3,972	)(a)	3,768,663
Shares redeemed	(932,586	)(a)	(43,050,196)

Net increase (decrease)	(931,382)		$(39,063,177)

(a)	Adjusted to reflect cumulative effects of the reverse stock split in each year, as well as the reverse stock split on December 7, 2011. (See Note 2 (C))

Note 9–Guarantee

NYLIFE LLC, a wholly-owned subsidiary of New York Life, has guaranteed unconditionally and irrevocably pursuant to a Guaranty Agreement between NYLIFE and the Fund (the “Guarantee”) that if, on the business day immediately after ten years from the date of purchase (the “Guarantee Date”), the NAV of a Fund share plus the value of all dividends and distributions paid, including cumulative reinvested dividends and distributions attributable to such share paid during that ten-year period (“Guaranteed Share”), is less than the price initially paid for the Fund share (“Guaranteed Amount”), NYLIFE will pay shareholders an amount equal to the difference between the Guaranteed Amount and the net asset value of that share as of the close of business on the Guarantee Date. For the services that New York Life Investments and its affiliates provide to the Fund, they receive the fees described in the prospectus (see Note 3). Neither New York Life Investments nor its affiliates receive a separate fee for providing the Guarantee, although the Guarantee has been considered in connection with the annual renewal of the management fee. During the year ended October 31, 2011, NYLIFE made payments directly to shareholders totaling $156,552 related to the Guarantee.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the fiscal year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure.

No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At a meeting held on December 14, 2011, the Fund’s Board of Trustees approved submitting the following proposal to shareholders:

Approval of an Agreement and Plan of Reorganization providing for the acquisition of the assets and liabilities of the Fund by MainStay S&P 500 Index Fund (“S&P 500 Fund”), a series of MainStay Funds Trust, in exchange for Class A shares of the S&P 500 Fund, followed by the complete liquidation of the Fund. On or about March 19, 2012, shareholders who own shares of the Fund as of February 21, 2012 will receive a proxy statement/prospectus containing further information regarding the S&P 500 Fund and the proposed reorganization. The proxy statement/prospectus will also include voting instruction cards with which shareholders of the Fund may vote on the proposed reorganization at a special meeting scheduled to be held on or about May 21, 2012.

mainstayinvestments.com    27

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Equity Index Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Equity Index Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

28    MainStay Equity Index Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $4,068,371 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    29

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

30    MainStay Equity Index Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    31

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

32    MainStay Equity Index Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    33

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

34    MainStay Equity Index Fund

MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24844 MS284-11	MSEI11-12/11
N06

MainStay Flexible Bond Opportunities Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	28

Notes to Financial Statements	36

Report of Independent Registered Public Accounting Firm	47

Federal Income Tax Information	48

Proxy Voting Policies and Procedures and Proxy Voting Record	48

Shareholder Reports and Quarterly Portfolio Disclosure	48

Board Members and Officers	49

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–3.23%	4.90%	6.30%	1.71%
		Excluding sales charges	1.33	5.87	6.79	1.71

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–3.03	5.01	6.36	1.47
		Excluding sales charges	1.54	5.98	6.85	1.47

Class B Shares	Maximum 5% CDSC	With sales charges	–4.23	4.73	5.99	2.46
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	0.59	5.06	5.99	2.46

Class C Shares	Maximum 1% CDSC	With sales charges	–0.48	5.04	5.98	2.46
	if Redeemed Within One Year of Purchase	Excluding sales charges	0.48	5.04	5.98	2.46

Class I Shares[4]	No Sales Charge		1.79	6.32	7.18	1.21

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Barclays Capital U.S. Aggregate Bond Index[5]	5.00%	6.41%	5.46%

Average Lipper Multi-Sector Income Fund[6]	2.47	5.70	6.98

5.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper multi-sector income fund is representative of funds that seek current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Flexible Bond Opportunities Fund

Cost in Dollars of a $1,000 Investment in MainStay Flexible Bond Opportunities Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$985.10	$7.71	$1,017.40	$7.83

Class A Shares	$1,000.00	$986.00	$6.71	$1,018.50	$6.82

Class B Shares	$1,000.00	$981.30	$11.44	$1,013.70	$11.62

Class C Shares	$1,000.00	$980.20	$11.43	$1,013.70	$11.62

Class I Shares	$1,000.00	$987.30	$5.41	$1,019.80	$5.50

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.54% for Investor Class, 1.34% for Class A, 2.29% for Class B and Class C and 1.08% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Corporate Bonds	63.9%
Yankee Bonds	10.8
Loan Assignments & Participations	6.6
Convertible Bonds	4.3
U.S. Government & Federal Agencies	3.9
Foreign Bonds	2.9
Asset-Backed Securities	2.8
Short-Term Investment	2.4
Convertible Preferred Stocks	2.2
Other Assets, Less Liabilities	1.6
Common Stocks	0.8
Municipal Bonds	0.5
Mortgage-Backed Securities	0.3
Warrants	0.2
Futures Contracts Short	0.1
Credit Default Swap Contracts	−0.0	‡
Futures Contracts Long	−0.1
Investments Sold Short	−3.2

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2011 (excluding short-term investment)

1.	United States Treasury Inflation Indexed Note, 1.25%, due 7/15/20
2.	United States Treasury Bonds, 3.50%–3.875%, due 2/15/39–8/15/41
3.	SunGard Data Systems, Inc., 7.375%–10.25%, due 8/15/15–11/15/18
4.	Clear Channel Communications, Inc., 3.896%–9.00%, due 1/28/16–3/1/21
5.	Bank of America Corp., 5.625%–7.25%, due 7/1/20
6.	Ford Motor Credit Co. LLC, 8.00%, due 12/15/16
7.	HCA, Inc., 6.50%, due 2/15/16
8.	Springleaf Finance Corp., 5.50%–6.90%, due 5/5/17–12/15/17
9.	Reynolds Group Issuer, Inc., 7.875%–9.875%, due 10/15/16–8/15/19
10.	Novelis, Inc., 3.75%–8.75%, due 3/10/17–12/15/20

8    MainStay Flexible Bond Opportunities Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen and Taylor Wagenseil of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Flexible Bond Opportunities Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Flexible Bond Opportunities Fund returned 1.33% for Investor Class shares, 1.54% for Class A shares, 0.59% for Class B shares and 0.48% Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 1.79%. All share classes underperformed the 2.47% return of the average Lipper1 multi-sector income fund for the 12 months ended October 31, 2011. All share classes underperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index2 over the same period. The Barclays Capital U.S. Aggregate Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

Were any changes made to the Fund’s name and investment approach during the reporting period?

Effective February 28, 2011, MainStay Diversified Income Fund changed its name to MainStay Flexible Bond Opportunities Fund and modifications were made to its investment objective and principal investment strategies. As of February 28, 2011, the Fund seeks to provide current income and total return by in-vesting primarily in domestic and foreign debt securities. For more information regarding the Fund’s investment objective, fees and expenses, principal investment strategies, principal risks and other matters, please refer to the Prospectus dated February 28, 2011.

What factors affected the Fund’s relative performance during the reporting period?

During the reporting period, we anticipated that accommoda-tive monetary policy and steady credit creation would provide continued growth. To take advantage of healthy corporate balance sheets, few near-term debt maturities and low default rates, we positioned the Fund with an above-market risk profile (or beta).3

The Fund’s underperformance of the Barclays Capital U.S. Aggregate Bond Index was primarily due to the Fund’s beta positioning. Because we took an overweight position in corporate bonds, we underweighted U.S. Treasury securities. This positioning hurt performance when U.S. Treasurys rallied during the latter half of the reporting period.

Despite these developments, our investment thesis was somewhat vindicated toward the end of the reporting period, as U.S. economic data continued to show growth, though at a slower pace than in past recoveries. In addition, encouraging news about a potential resolution to the European sovereign debt crisis sparked a rally in high-yield corporate bonds and convertible securities, which typically carry higher risk.

What was the Fund’s duration4 strategy during the reporting period?

The Fund’s duration was shorter than that of the Barclays Capital U.S. Aggregate Bond Index, in large part because of our overweight position in high-yield corporate bonds. These bonds tend to have shorter durations than investment-grade corporate bonds. They also tend to have a low correlation to U.S. Treasury securities, so they have a lower sensitivity to interest rates. The Fund’s shorter duration detracted modestly from performance relative to the benchmark.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

During the reporting period, there were many macro factors to consider, and the Fund experienced extended periods of volatility. Nevertheless, we did not make any material changes to the Fund’s positioning. Prior to the reporting period, we had judged the Federal Reserve’s accommodative monetary policy coupled with an improving economy to be a positive combination for spread5 products such as high-yield corporate bonds. Although there was a flight to quality (or movement toward securities perceived to have lower risk) during the second half of the reporting period, we viewed this as more technical in nature—and not based on fundamentals, which we believed to be favorable.

During the reporting period, which market segments were the strongest contributors to the Fund’s perfor-mance and which market segments were partic-
ularly weak?

Our positioning in higher-beta securities such as high-yield corporate bonds and convertible securities was the driving force behind the Fund’s outperformance relative to the Barclays Capital U.S. Aggregate Bond Index during the first half of the reporting period. As investors became more concerned about global economic conditions, there was a sharp turnaround in investor sentiment, which drove investors to the perceived safety of U.S. Treasury securities and away from assets with higher risk profiles. Because of this shift, U.S. Treasurys and agencies were the Fund’s best performers during the reporting period, but our underweight position relative to the benchmark

1. See footnote on page 6 for more information on Lipper Inc.

2. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
3. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.
4. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    9

detracted from overall performance. The Fund’s holdings in investment-grade corporate bonds were positive contributors to performance during the reporting period. Our positions in high-yield corporate bonds and convertible securities, on the other hand, were the weakest performers during the reporting period. More specifically, our cyclical holdings within the high-yield sector underperformed the benchmark.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period we initiated positions in homebuilder Meritage Homes, Canadian oil sands producer MEG Energy, coal producer Arch Coal and communications company Commscope. In addition to initiating short positions for the Fund in movie theater owner and operator AMC Entertainment and jeans and casual wear manufacturer Levi Strauss at the beginning of the reporting period, we added a short position in Vulcan Materials. The company is a producer of cement components, such as crushed stone, sand and gravel, and it is highly levered. In our opinion, Vulcan Materials’ bonds were not attractively valued. This short position served as a partial hedge for the Fund’s long positions in homebuilder bonds. We sold the Fund’s positions in apparel company Phillips Van Huesen and eye care company Bausch & Lomb.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we modestly increased the Fund’s exposure to high-yield corporate bonds, while slightly reducing the Fund’s positions in floating-rate securities/bank debt and U.S. Treasurys.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund’s most substantially overweight position relative to the Barclays Capital U.S. Aggregate Bond Index was in high-yield corporate bonds. The Fund was also overweight in convertible securities and had an equal weight in investment-grade corporate bonds. As of the same date, the Fund held underweight positions relative to the benchmark in U.S. Treasury securities and agency securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Flexible Bond Opportunities Fund

Portfolio of Investments††† October 31, 2011

	Principal
	Amount	Value
Long-Term Bonds 96.0%† Asset-Backed Securities 2.8%

Airlines 0.4%
American Airlines Pass-Through Trust Series 2001-1, Class A1 6.977%, due 11/23/22	$825,623	$569,680
Continental Airlines, Inc. Series 2004-ERJ1, Class A 9.558%, due 9/1/19	116,029	119,800
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 11/1/19	377,331	379,217
United Air Lines, Inc. Series 2009-2, Class A 9.75%, due 1/15/17	724,814	782,799

		1,851,496

Home Equity 1.7%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.305%, due 10/25/36 (a)	831,345	643,787
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (b)	27,415	27,475
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.315%, due 5/25/37 (a)	568,818	455,673
Equifirst Loan Securitization Trust Series 2007-1, Class A2A 0.305%, due 4/25/37 (a)	255,639	234,734
First NLC Trust Series 2007-1, Class A1 0.315%, due 8/25/37 (a)(c)	529,632	176,177
GSAA Home Equity Trust Series 2006-14, Class A1 0.295%, due 9/25/36 (a)	1,108,820	408,928
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.375%, due 4/25/37 (a)	361,896	240,915
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.345%, due 4/25/37 (a)	779,129	586,738
JP Morgan Mortgage Acquisition Corp. Series 2007-HE1, Class AF1 0.345%, due 3/25/47 (a)	462,829	302,257
Master Asset Backed Securities Trust Series 2006-HE4, Class A1 0.295%, due 11/25/36 (a)	138,529	46,084
Merrill Lynch Mortgage Investors Trust Series 2007-MLN1, Class A2A 0.355%, due 3/25/37 (a)	1,079,249	541,467
Morgan Stanley ABS Capital I, Inc. Series 2006-HE6, Class A2B 0.345%, due 9/25/36 (a)	1,003,646	810,980
Series 2006-HE8, Class A2B 0.345%, due 10/25/36 (a)	344,022	198,589
Series 2007-HE4, Class A2A 0.355%, due 2/25/37 (a)	200,981	184,846
Series 2007-NC2, Class A2FP 0.395%, due 2/25/37 (a)	585,814	338,652
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37	934,242	494,648
Securitized Asset Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.335%, due 5/25/37 (a)	635,253	251,021
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.325%, due 6/25/37 (a)	1,026,639	879,610
Series 2006-EQ2, Class A2 0.355%, due 1/25/37 (a)	530,742	436,790

		7,259,371

Student Loans 0.7%
Keycorp Student Loan Trust Series 2000-A, Class A2 0.632%, due 5/25/29 (a)	3,090,242	2,811,197

Total Asset-Backed Securities (Cost $13,497,691)		11,922,064

Convertible Bonds 4.3%

Airlines 0.0%‡
AMR Corp. 6.25%, due 10/15/14	176,000	98,780

Auto Manufacturers 0.1%
Ford Motor Co. 4.25%, due 11/15/16	266,000	397,005

Auto Parts & Equipment 0.2%
ArvinMeritor, Inc. 4.00%, due 2/15/27	855,000	649,800

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Convertible Bonds (continued)

Banks 0.0%‡
JPMorgan Chase & Co. 1.50%, due 6/25/15 (c)	$129,375	$187,413

Biotechnology 0.2%
Amgen, Inc. 0.375%, due 2/1/13	182,000	180,863
Gilead Sciences, Inc. 1.00%, due 5/1/14	532,000	590,520
Life Technologies Corp. 1.50%, due 2/15/24	10,000	10,000

		781,383

Coal 0.2%
Peabody Energy Corp. 4.75%, due 12/15/66	565,000	618,675

Computers 0.4%
EMC Corp. 1.75%, due 12/1/13	732,000	1,168,455
NetApp, Inc. 1.75%, due 6/1/13	196,000	269,990
SanDisk Corp. 1.50%, due 8/15/17	266,000	318,867

		1,757,312

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	379,000	714,415

Electronics 0.1%
TTM Technologies, Inc. 3.25%, due 5/15/15	541,000	579,546

Energy—Alternate Sources 0.3%
Covanta Holding Corp. 3.25%, due 6/1/14	1,080,000	1,190,700

Entertainment 0.1%
International Game Technology 3.25%, due 5/1/14	470,000	564,588

Food 0.0%‡
Spartan Stores, Inc. 3.375%, due 5/15/27 (c)	118,000	106,347
3.375%, due 5/15/27	11,000	9,914

		116,261

Health Care—Products 0.2%
Teleflex, Inc. 3.875%, due 8/1/17	788,000	932,795

Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (d)(e)(f)(g)	504,238	50

Iron & Steel 0.4%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	730,000	994,625
ArcelorMittal 5.00%, due 5/15/14	398,000	442,277
Steel Dynamics, Inc. 5.125%, due 6/15/14	36,000	38,520
United States Steel Corp. 4.00%, due 5/15/14	190,000	208,525

		1,683,947

Media 0.1%
Central European Media Enterprises, Ltd. 5.00%, due 11/15/15	250,000	190,938

Mining 0.0%‡
Alcoa, Inc. 5.25%, due 3/15/14	76,000	136,610

Miscellaneous—Manufacturing 0.2%
Danaher Corp. (zero coupon), due 1/22/21	484,000	681,230
Ingersoll-Rand Co. 4.50%, due 4/15/12	107,000	188,989

		870,219

Oil & Gas 0.3%
St. Mary Land & Exploration Co. 3.50%, due 4/1/27	589,000	923,994
Transocean, Inc. Series C 1.50%, due 12/15/37	126,000	123,007

		1,047,001

Pharmaceuticals 0.1%
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	456,000	481,650

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	454,000	478,970

The notes to the financial statements are an integral part of,

12 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Convertible Bonds (continued)

Semiconductors 0.3%
Microchip Technology, Inc. 2.125%, due 12/15/37	$277,000	$369,103
Novellus Systems, Inc. 2.625%, due 5/15/41 (c)	408,000	424,830
ON Semiconductor Corp. 2.625%, due 12/15/26	541,000	593,071

		1,387,004

Software 0.3%
Microsoft Corp. (zero coupon), due 6/15/13 (c)	131,000	133,620
Symantec Corp. 1.00%, due 6/15/13	499,000	581,335
SYNNEX Corp. 4.00%, due 5/15/18	277,000	317,165

		1,032,120

Telecommunications 0.5%
Alcatel-Lucent USA, Inc. 2.875%, due 6/15/25	430,000	408,500
Anixter International, Inc. 1.00%, due 2/15/13	509,000	569,444
Ciena Corp. 4.00%, due 3/15/15 (c)	243,000	248,164
Leap Wireless International, Inc. 4.50%, due 7/15/14	5,000	4,375
SBA Communications Corp. 1.875%, due 5/1/13	867,000	942,862

		2,173,345

Total Convertible Bonds (Cost $19,774,899)		18,070,527

Corporate Bonds 63.9%

Advertising 0.4%
Lamar Media Corp.
Series C 6.625%, due 8/15/15	750,000	753,750
Series C 6.625%, due 8/15/15	815,000	819,075

		1,572,825

Aerospace & Defense 1.4%
BE Aerospace, Inc. 6.875%, due 10/1/20 (h)	1,630,000	1,756,325
Ducommun, Inc. 9.75%, due 7/15/18 (c)	1,900,000	1,957,000
TransDigm, Inc. 7.75%, due 12/15/18	815,000	884,275
Triumph Group, Inc. 8.625%, due 7/15/18	1,305,000	1,435,500

		6,033,100

Airlines 1.3%
Continental Airlines, Inc. 7.875%, due 1/2/20	616,603	604,271
9.798%, due 4/1/21	758,281	781,030
Delta Air Lines, Inc. Series 2011-1 Class A Pass Through Trust 5.30%, due 4/15/19	1,630,000	1,638,150
Series 2010-1 Class A Pass Through Trust 6.20%, due 7/2/18	423,526	444,702
Series 2010-2, Class B Pass Through Trust 6.75%, due 11/23/15 (c)	612,000	567,630
12.25%, due 3/15/15 (c)	489,000	528,120
United Air Lines, Inc. 9.875%, due 8/1/13 (c)	750,000	785,625

		5,349,528

Auto Manufacturers 0.7%
Ford Motor Co. 6.625%, due 10/1/28	229,000	243,281
General Motors Corp. (Escrow Shares) 8.375%, due 7/15/33 (f)(g)(i)	11,365,000	140,584
Navistar International Corp. 8.25%, due 11/1/21	2,396,000	2,605,650

		2,989,515

Auto Parts & Equipment 0.7%
Commercial Vehicle Group, Inc. 7.875%, due 4/15/19 (c)	1,000,000	975,000
Pinafore LLC/Pinafore, Inc. 9.00%, due 10/1/18 (c)	1,646,000	1,794,140

		2,769,140

Banks 4.8%
AgriBank FCB 9.125%, due 7/15/19	1,600,000	2,073,256
Ally Financial, Inc. 7.50%, due 9/15/20	2,525,000	2,550,250
8.30%, due 2/12/15	571,000	599,550
BAC Capital Trust XIV 5.63%, due 9/29/49 (a)(h)	652,000	397,720
X Bank of America Corp. 5.625%, due 7/1/20	3,590,000	3,458,735
CIT Group, Inc. 7.00%, due 5/1/15	500	500
7.00%, due 5/1/16	938	939
7.00%, due 5/2/16 (c)	333,000	332,167
7.00%, due 5/1/17	400	400
7.00%, due 5/2/17 (c)	2,022,000	2,016,945

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Banks (continued)

Discover Bank/Greenwood DE 7.00%, due 4/15/20 (h)	$2,445,000	$2,553,265
JPMorgan Chase & Co. 7.90%, due 4/29/49 (a)(h)	2,200,000	2,368,762
PNC Funding Corp. 5.625%, due 2/1/17	2,180,000	2,391,314
Whitney National Bank 5.875%, due 4/1/17	1,450,000	1,526,260

		20,270,063

Biotechnology 0.3%
Life Technologies Corp. 5.00%, due 1/15/21	1,350,000	1,409,095

Building Materials 1.5%
Associated Materials LLC 9.125%, due 11/1/17	1,223,000	1,112,930
Boise Cascade LLC 7.125%, due 10/15/14	1,304,000	1,274,660
Masco Corp. 7.125%, due 3/15/20	2,250,000	2,242,739
Texas Industries, Inc. 9.25%, due 8/15/20	840,000	764,400
USG Corp. 6.30%, due 11/15/16	615,000	475,088
9.75%, due 1/15/18	363,000	304,920

		6,174,737

Chemicals 2.2%
Chevron Phillips Chemical Co. LLC 8.25%, due 6/15/19 (c)	1,426,000	1,780,563
Dow Chemical Co. (The) 8.55%, due 5/15/19	1,084,000	1,408,212
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, due 2/1/18	1,223,000	1,207,713
Huntsman International LLC 5.50%, due 6/30/16	713,000	705,870
8.625%, due 3/15/21	1,325,000	1,361,438
Momentive Performance Materials, Inc. 9.00%, due 1/15/21	815,000	688,675
Nalco Co. 6.625%, due 1/15/19 (c)	1,223,000	1,363,645
Vertellus Specialties, Inc. 9.375%, due 10/1/15 (c)	1,019,000	927,290

		9,443,406

Coal 1.9%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19 (h)	1,560,000	1,548,300
Arch Coal, Inc. 7.25%, due 10/1/20	2,880,000	2,988,000
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 8.25%, due 12/15/17 (h)	2,162,000	2,313,340
Peabody Energy Corp. 7.375%, due 11/1/16	1,025,000	1,122,375

		7,972,015

Commercial Services 4.4%
Aramark Corp. 8.50%, due 2/1/15	734,000	761,525
Aramark Holdings Corp. 8.625%, due 5/1/16 (c)(j)	2,900,000	3,008,750
Avis Budget Car Rental LLC 9.625%, due 3/15/18	2,375,000	2,481,875
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.25%, due 1/15/19	1,223,000	1,219,942
Ford Holdings LLC 9.30%, due 3/1/30	127,000	167,640
Geo Group, Inc. (The) 6.625%, due 2/15/21	1,223,000	1,216,885
Hertz Corp. (The) 7.375%, due 1/15/21	1,630,000	1,674,825
Iron Mountain, Inc. 7.75%, due 10/1/19	431,000	447,163
8.375%, due 8/15/21	2,693,000	2,820,917
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 6.50%, due 8/1/49 (f)(g)(i)	5,000	80
9.75%, due 1/15/49 (c)(f)(g)(i)	160,000	2,560
Stewart Enterprises, Inc. 6.50%, due 4/15/19	2,030,000	1,989,400
United Rentals North America, Inc. 9.25%, due 12/15/19	2,384,000	2,682,000

		18,473,562

Computers 1.1%
X SunGard Data Systems, Inc. 7.375%, due 11/15/18	3,857,000	3,943,783
10.25%, due 8/15/15	572,000	593,450

		4,537,233

Diversified Financial Services 0.6%
GE Capital Trust IV Series Reg S 4.625%, due 9/15/66 (a)	€1,223,000	1,413,041
General Electric Capital Corp. 6.50%, due 9/15/67 (a)	£815,000	1,179,395

		2,592,436

The notes to the financial statements are an integral part of,

14 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Electric 1.3%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	$1,724,000	$1,810,200
Great Plains Energy, Inc. 4.85%, due 6/1/21	750,000	786,581
NRG Energy, Inc. 8.50%, due 6/15/19	1,970,000	2,058,650
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	833,280	824,947

		5,480,378

Entertainment 0.7%
Isle of Capri Casinos, Inc. 7.00%, due 3/1/14	882,000	846,720
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	815,000	566,425
Pinnacle Entertainment, Inc. 7.50%, due 6/15/15	1,488,000	1,461,960
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (f)(g)	47,921	33,545

		2,908,650

Environmental Controls 0.1%
EnergySolutions, Inc./EnergySolutions LLC 10.75%, due 8/15/18	550,000	555,500

Finance—Auto Loans 1.0%
X Ford Motor Credit Co. LLC 8.00%, due 12/15/16	3,500,000	4,041,345

Finance—Consumer Loans 1.6%
American General Finance Corp. 3.25%, due 1/16/13	612,000	739,207
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)(h)	2,425,000	2,134,000
SLM Corp. 4.75%, due 3/17/14	€815,000	1,100,462
6.25%, due 1/25/16	$408,000	408,000
8.00%, due 3/25/20	408,000	424,320
X Springleaf Finance Corp. 6.90%, due 12/15/17	2,727,000	2,079,338

		6,885,327

Finance—Credit Card 1.2%
American Express Co. 6.80%, due 9/1/66 (a)(h)	2,139,000	2,117,610
Capital One Capital III 7.686%, due 8/15/36	3,097,000	3,073,773

		5,191,383

Finance—Other Services 0.5%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 7.75%, due 1/15/16 (h)	2,180,000	2,234,500

Food 1.0%
Kraft Foods, Inc. 6.50%, due 8/11/17	1,600,000	1,912,482
Smithfield Foods, Inc. 7.75%, due 7/1/17	2,206,000	2,382,480

		4,294,962

Forest Products & Paper 1.2%
Boise Paper Holdings LLC/Boise Finance Co. 9.00%, due 11/1/17	1,306,000	1,397,420
Domtar Corp. 10.75%, due 6/1/17	734,000	921,170
International Paper Co. 7.30%, due 11/15/39	693,000	808,076
MeadWestvaco Corp. 7.375%, due 9/1/19	1,800,000	1,973,183

		5,099,849

Health Care—Products 0.3%
Alere, Inc. 8.625%, due 10/1/18	1,323,000	1,321,346

Health Care—Services 1.6%
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (c)	2,500,000	2,625,000
X HCA, Inc. 6.50%, due 2/15/16	3,900,000	3,999,937

		6,624,937

Holding Company—Diversified 0.5%
Chiron Merger Sub, Inc. 10.50%, due 11/1/18 (c)	1,925,000	1,946,656

Home Builders 1.8%
Beazer Homes USA, Inc. 8.125%, due 6/15/16 (h)	819,000	663,390
K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16 (h)	1,752,000	1,502,340
Lennar Corp. 6.95%, due 6/1/18	204,000	199,410
MDC Holdings, Inc. 5.625%, due 2/1/20	693,000	620,957
Meritage Homes Corp. 6.25%, due 3/15/15	1,956,000	1,877,760
Shea Homes, L.P./Shea Homes Funding Corp. 8.625%, due 5/15/19 (c)	2,000,000	1,810,000

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Home Builders (continued)

Standard Pacific Corp. 8.375%, due 5/15/18	$815,000	$786,475

		7,460,332

Household Products & Wares 1.3%
Jarden Corp. 7.50%, due 5/1/17	500,000	535,000
7.50%, due 1/15/20	1,223,000	1,308,610
X Reynolds Group Issuer, Inc. 7.875%, due 8/15/19 (c)	1,025,000	1,071,125
8.50%, due 10/15/16 (c)	612,000	643,365
9.875%, due 8/15/19 (c)	2,089,000	2,089,000

		5,647,100

Housewares 0.4%
Libbey Glass, Inc. 10.00%, due 2/15/15	1,600,000	1,704,000

Insurance 2.5%
Allstate Corp. (The) 6.50%, due 5/15/57 (a)(h)	713,000	663,981
American International Group, Inc. 4.875%, due 3/15/67 (a)	€1,250,000	1,230,196
Series A2 5.75%, due 3/15/67 (a)	£450,000	524,578
Farmers Exchange Capital 7.20%, due 7/15/48 (c)	$603,000	658,932
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	632,000	597,930
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	453,000	412,230
10.75%, due 6/15/88 (a)(c)	938,000	1,139,670
Lincoln National Corp. 7.00%, due 5/17/66 (a)	3,443,000	3,236,420
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	1,150,000	1,384,824
9.25%, due 6/15/39 (c)	204,000	272,869
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	612,000	607,410

		10,729,040

Iron & Steel 0.2%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	693,000	763,748

Leisure Time 0.1%
Harley-Davidson Funding Corp. 6.80%, due 6/15/18 (c)	408,000	471,890

Lodging 1.3%
Harrah’s Operating Co., Inc. 10.00%, due 12/15/18	2,250,000	1,695,938
MGM Resorts International 7.50%, due 6/1/16 (h)	1,992,000	1,892,400
Starwood Hotels & Resorts Worldwide, Inc. 7.15%, due 12/1/19	1,700,000	1,921,000

		5,509,338

Machinery—Construction & Mining 0.3%
Terex Corp. 8.00%, due 11/15/17	1,182,000	1,161,315

Machinery—Diversified 0.2%
CNH America LLC 7.25%, due 1/15/16	652,000	700,900

Media 2.9%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, due 1/15/19	978,000	1,014,675
Cequel Communications Holdings/LLC and Cequel Capital Corp. 8.625%, due 11/15/17 (c)	938,000	980,210
X Clear Channel Communications, Inc. 9.00%, due 3/1/21	3,200,000	2,848,000
COX Communications, Inc. 6.95%, due 6/1/38 (c)	2,241,000	2,663,287
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 4.60%, due 2/15/21 (h)	2,852,000	3,032,375
DISH DBS Corp. 6.75%, due 6/1/21	765,000	789,863
7.125%, due 2/1/16 (h)	815,000	865,937

		12,194,347

Metal Fabricate & Hardware 0.2%
Mueller Water Products, Inc. 8.75%, due 9/1/20	697,000	742,305

Mining 0.9%
Alcoa, Inc. 6.15%, due 8/15/20 (h)	1,426,000	1,472,195
Aleris International, Inc. 7.625%, due 2/15/18	1,426,000	1,372,525
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17 (h)	791,000	846,370

		3,691,090

Miscellaneous—Manufacturing 0.7%
American Railcar Industries, Inc. 7.50%, due 3/1/14	1,145,000	1,150,725

The notes to the financial statements are an integral part of,

16 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Miscellaneous—Manufacturing (continued)

Polypore International, Inc. 7.50%, due 11/15/17	$815,000	$831,300
SPX Corp. 6.875%, due 9/1/17	815,000	867,975

		2,850,000

Office Furnishings 0.4%
Interface, Inc. 7.625%, due 12/1/18	1,674,000	1,753,515

Oil & Gas 6.1%
Berry Petroleum Co. 6.75%, due 11/1/20 (h)	1,223,000	1,233,701
Chesapeake Energy Corp. 6.625%, due 8/15/20 (h)	2,445,000	2,649,769
Concho Resources, Inc. 6.50%, due 1/15/22	750,000	787,500
7.00%, due 1/15/21	2,002,000	2,162,160
Denbury Resources, Inc. 6.375%, due 8/15/21 (h)	815,000	839,450
Frontier Oil Corp. 6.875%, due 11/15/18	571,000	582,420
Hilcorp Energy I, L.P./Hilcorp Finance Co. 7.625%, due 4/15/21 (c)	1,223,000	1,290,265
8.00%, due 2/15/20 (c)	1,000,000	1,075,000
Linn Energy LLC/Linn Energy Finance Corp. 6.50%, due 5/15/19 (c)	2,250,000	2,261,250
7.75%, due 2/1/21	815,000	870,013
Nabors Industries, Inc. 5.00%, due 9/15/20 (h)	2,853,000	2,961,482
Range Resources Corp. 8.00%, due 5/15/19	1,687,000	1,881,005
Swift Energy Co. 7.125%, due 6/1/17	750,000	761,250
8.875%, due 1/15/20	658,000	694,190
Tesoro Corp. 6.50%, due 6/1/17	3,025,000	3,055,250
Valero Energy Corp. 6.125%, due 2/1/20	2,241,000	2,573,327

		25,678,032

Oil & Gas Services 1.5%
Basic Energy Services, Inc. 7.125%, due 4/15/16	800,000	812,000
7.75%, due 2/15/19 (c)	1,600,000	1,600,000
Dresser-Rand Group, Inc. 6.50%, due 5/1/21 (c)	1,292,000	1,308,150
Helix Energy Solutions Group, Inc. 9.50%, due 1/15/16 (c)(h)	1,080,000	1,134,000
Hornbeck Offshore Services, Inc. Class B 6.125%, due 12/1/14	571,000	575,283
8.00%, due 9/1/17	815,000	823,150

		6,252,583

Packaging & Containers 1.4%
Ball Corp. 6.75%, due 9/15/20 (h)	2,648,000	2,853,220
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, due 2/1/21 (c)	1,630,000	1,711,500
Owens-Illinois, Inc. 7.80%, due 5/15/18 (h)	1,243,000	1,339,333

		5,904,053

Pipelines 2.7%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	2,300,000	2,283,235
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.75%, due 11/1/20	1,223,000	1,284,150
Panhandle Eastern Pipeline Co., L.P. 8.125%, due 6/1/19	2,037,000	2,473,741
Plains All American Pipeline, L.P./PAA Finance Corp. 5.00%, due 2/1/21	2,037,000	2,188,928
Regency Energy Partners, L.P./Regency Energy Finance Corp. 6.875%, due 12/1/18	1,750,000	1,846,250
Targa Resources Partners, L.P./Targa Resources Partners Finance Corp. 7.875%, due 10/15/18	1,170,000	1,216,800

		11,293,104

Real Estate Investment Trusts 0.2%
Host Hotels & Resorts, L.P. 5.875%, due 6/15/19 (c)	1,000,000	1,012,500

Retail 1.6%
AmeriGas Partners, L.P./AmeriGas Finance Corp. 6.50%, due 5/20/21 (h)	1,553,000	1,537,470
CVS Caremark Corp. 4.75%, due 5/18/20 (h)	2,445,000	2,713,708
5.789%, due 1/10/26 (c)(g)	85,090	88,676
Ferrellgas L.P./Ferrellgas Finance Corp. 9.125%, due 10/1/17	591,000	626,460
Inergy LP/Inergy Finance Corp. 7.00%, due 10/1/18	1,630,000	1,638,150

		6,604,464

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Semiconductors 0.2%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)	$734,000	$794,555

Software 0.4%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17 (h)	1,549,000	1,684,538

Telecommunications 3.8%
CommScope, Inc. 8.25%, due 1/15/19 (c)	2,930,000	2,886,050
Crown Castle International Corp. 7.125%, due 11/1/19	2,445,000	2,646,712
EH Holding Corp. 7.625%, due 6/15/21 (c)	1,695,000	1,754,325
Frontier Communications Corp. 8.50%, due 4/15/20 (h)	1,489,000	1,585,785
MetroPCS Wireless, Inc. 7.875%, due 9/1/18	1,386,000	1,410,255
Nextel Communications, Inc. 5.95%, due 3/15/14 (h)	1,630,000	1,556,650
Sprint Capital Corp. 6.90%, due 5/1/19	612,000	509,490
8.75%, due 3/15/32	3,760,000	3,120,800
Viasat, Inc. 8.875%, due 9/15/16	530,000	545,900

		16,015,967

Transportation 0.5%
PHI, Inc. 8.625%, due 10/15/18	669,000	672,345
RailAmerica, Inc. 9.25%, due 7/1/17	1,172,000	1,274,550

		1,946,895

Total Corporate Bonds (Cost $269,417,600)		268,737,099

Foreign Bonds 2.9%

Cayman Islands 0.0%‡
Government of the Cayman Islands 5.95%, due 11/24/19 (c)	200,000	209,095

Colombia 0.1%
Republic of Colombia 7.375%, due 3/18/19	200,000	252,000

El Salvador 0.1%
Republic of El Salvador 7.65%, due 6/15/35	163,000	164,630
8.25%, due 4/10/32 (c)	163,000	177,670

		342,300

France 0.5%
Societe Generale S.A. 5.75%, due 3/29/49 (a)	£1,500,000	2,074,191

Germany 0.1%
IKB Deutsche Industriebank A.G. 4.50%, due 7/9/13	€734,000	644,929

Indonesia 0.1%
Republic of Indonesia 5.875%, due 3/13/20 (c)	$300,000	342,000

Liberia 0.2%
Royal Caribbean Cruises, Ltd. Series Reg S 5.625%, due 1/27/14	€525,000	718,452

Philippines 0.1%
Republic of Philippines 6.50%, due 1/20/20	$300,000	356,250

South Africa 0.1%
Republic of South Africa 5.50%, due 3/9/20	300,000	333,750

Turkey 0.0%‡
Republic of Turkey 5.125%, due 3/25/22	200,000	200,250

Ukraine 0.1%
Ukraine Government 7.65%, due 6/11/13 (c)	400,000	394,000

United Kingdom 1.5%
EGG Banking PLC 6.875%, due 12/29/21 (a)	£530,000	762,993
7.50%, due 5/29/49 (a)	1,997,000	2,897,387
HSH Nordbank A.G. 4.375%, due 2/14/17 (a)	€612,000	482,690
Northern Rock Asset Management PLC 9.375%, due 10/17/21	£815,000	1,009,038

The notes to the financial statements are an integral part of,

18 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Foreign Bonds (continued)

United Kingdom (continued)

Rexam PLC 6.75%, due 6/29/67 (a)	€978,000	$1,244,998

		6,397,106

Total Foreign Bonds (Cost $12,650,981)		12,264,323

Loan Assignments & Participations 6.6% (k)

Aerospace & Defense 0.8%
Hawker Beechcraft Acquisition Co. LLC LC Facility Deposits 2.369%, due 3/26/14	$128,238	95,057
Term Loan 2.369%, due 3/26/14	2,073,790	1,537,196
U.S. Airways Group, Inc. Term Loan 2.746%, due 3/21/14	1,972,222	1,703,014

		3,335,267

Auto Manufacturers 0.6%
Allison Transmission, Inc. Term Loan B 2.75%, due 8/7/14	966,396	933,377
Federal-Mogul Corp.
Term Loan B 2.178%, due 12/29/14	1,043,202	984,087
Term Loan C 2.178%, due 12/28/15	532,246	502,085

		2,419,549

Automobile 0.3%
Hertz Corp. (The)
New Synthetic LC 3.75%, due 3/9/18	100,000	92,500
Term Loan B 3.75%, due 3/9/18	995,000	985,050

		1,077,550

Beverage, Food & Tobacco 0.4%
Del Monte Corp. Term Loan 4.50%, due 3/8/18	1,795,500	1,750,612

Buildings & Real Estate 0.2%
Realogy Corp. Extended Letter of Credit 4.436%, due 10/10/16	143,575	125,269
Extended Term Loan 4.522%, due 10/10/16	852,913	744,166

		869,435

Chemicals 0.2%
PQ Corp. Term Loan B 3.643%, due 7/30/14	$768,808	$723,961

Diversified/Conglomerate Manufacturing 0.2%
Walter Energy, Inc. Term Loan B 4.00%, due 4/2/18	973,630	969,979

Electric 0.3%
Calpine Corp New Term Loan 4.50%, due 4/2/18	1,094,500	1,081,332

Electronics 0.2%
Edwards (Cayman Islands II), Ltd. Term Loan B 5.50%, due 5/31/16	992,500	927,161

Finance—Consumer Loans 0.4%
X Springleaf Finance Corp. Term Loan 5.50%, due 5/5/17	2,000,000	1,829,166

Healthcare, Education & Childcare 0.3%
Community Health Systems, Inc. Non Extended Term Loan 2.569%, due 7/25/14	120,221	116,464
Extended Term Loan B 3.819%, due 1/25/17	57,382	55,517
Warner Chilcott Co., LLC New Term Loan B2 4.25%, due 3/15/18	227,429	225,249
Warner Chilcott Corp. New Term Loan B1 4.25%, due 3/15/18	454,857	450,498
WC Luxco S.A.R.L. New Term Loan B3 4.25%, due 3/15/18	312,714	309,718

		1,157,446

Hotels, Restaurants & Leisure 0.7%
Caesars Entertainment Operating Co. Extended Term Loan 4.668%, due 1/26/18	3,500,000	2,910,834

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Loan Assignments & Participations (continued)

Machinery 0.0%‡
BHM Technologies LLC Exit Term Loan B 8.50%, due 9/30/13 (d)(f)(g)	$77,725	$521

Media 0.4%
Charter Communications Operating LLC Extended Term Loan 3.62%, due 9/6/16	86,590	85,833
X Clear Channel Communications, Inc. Term Loan B 3.896%, due 1/28/16	979,728	771,383
Delayed Draw Term Loan 2 3.896%, due 1/29/16	964,025	718,199

		1,575,415

Mining, Steel, Iron & Non-Precious Metals 0.4%
X Novelis, Inc. New Term Loan B 3.75%, due 3/10/17	1,588,000	1,576,587

Oil & Gas 0.7%
MEG Energy Corp. New Term Loan B 4.00%, due 3/16/18	3,000,000	2,990,001

Telecommunications 0.5%
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25%, due 4/2/18	1,194,000	1,185,045
MetroPCS Wireless, Inc. Tranche B3 4.00%, due 3/16/18	992,508	974,313

		2,159,358

Utilities 0.0%‡
Texas Competitive Electric Holdings Co. LLC Extended Term Loan 4.757%, due 10/10/17	306,947	208,571

Total Loan Assignments & Participations (Cost $29,038,343)		27,562,745

Mortgage-Backed Securities 0.3%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Banc of America Commercial Mortgage, Inc. Series 2005-J, Class 1A1 2.78%, due 11/25/35 (l)	576,488	419,704
Series 2005-5, Class A2 5.001%, due 10/10/45	13,254	13,256
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.475%, due 12/25/36 (a)(c)(f)	66,873	46,816
Deutsche ALT-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35	350,667	304,947
WaMu Mortgage Pass Through Certificates Series 2006-AR14, Class 1A1 4.298%, due 11/25/36 (l)	269,023	191,167
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 2.734%, due 7/25/36 (l)	323,493	235,021

Total Mortgage-Backed Securities (Cost $1,410,282)		1,210,911

Municipal Bonds 0.5%

New York 0.3%
New York City Industrial Development Agency Special Facilities Revenue Series A 8.00%, due 8/1/12	1,430,000	1,427,383

Oklahoma 0.2%
Tulsa, Okla, Municipal Airport Trust Revenue Series A 7.75%, due 6/1/35	720,000	663,207

West Virginia 0.0%‡
Tobacco Settlement Finance Authority of West Virginia 7.467%, due 6/1/47	100,000	72,369

Total Municipal Bonds (Cost $2,300,845)		2,162,959

The notes to the financial statements are an integral part of,

20 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies 3.9%

Government National Mortgage Association (Mortgage Pass-Through Security) 0.0%‡
6.00%, due 8/15/32	$1	$2

Overseas Private Investment Corporation 0.3%
5.142%, due 12/15/23	973,875	1,126,890

X United States Treasury Bonds 1.7%
3.50%, due 2/15/39	464,500	491,281
3.75%, due 8/15/41	4,275,800	4,724,759
3.875%, due 8/15/40	1,637,800	1,847,388

		7,063,428

United States Treasury Notes 0.1%
2.125%, due 8/15/21	70,000	69,694
2.375%, due 10/31/14	122,300	129,342
4.75%, due 8/15/17	65,200	78,016
4.875%, due 8/15/16	220,000	260,700

		537,752

X United States Treasury Inflation Indexed Note 1.8%
1.25%, due 7/15/20	6,770,662	7,538,712

Total U.S. Government & Federal Agencies (Cost $15,595,523)		16,266,784

Yankee Bonds 10.8% (m)

Banks 1.5%
Bangkok Bank PCL 4.80%, due 10/18/20 (c)	250,000	244,216
Barclays Bank PLC 5.14%, due 10/14/20	2,037,000	1,849,639
Mizuho Capital Investment, Ltd. 14.95%, due 12/29/49 (a)(c)	1,092,000	1,337,078
Royal Bank of Scotland Group PLC 6.40%, due 10/21/19	856,000	862,602
Royal Bank of Scotland PLC (The) 6.125%, due 1/11/21	2,037,000	2,150,988

		6,444,523

Building Materials 0.4%
Holcim U.S. Finance Sarl & Cie SCS 6.00%, due 12/30/19 (c)	1,630,000	1,749,829

Electric 0.3%
Centrais Eletricas Brasileiras S.A. 6.875%, due 7/30/19 (c)	400,000	453,000
Intergen N.V. 9.00%, due 6/30/17 (c)	685,000	708,119
Majapahit Holding B.V. 8.00%, due 8/7/19 (c)	200,000	235,000

		1,396,119

Engineering & Construction 0.6%
BAA Funding, Ltd. 4.875%, due 7/15/21 (c)	2,575,000	2,620,778

Food 0.0%‡
Independencia International, Ltd. Series Reg S 12.00%, due 12/30/16 (d)(f)(g)	56,027	70

Forest Products & Paper 0.1%
Norske Skogindustrier A.S.A. 7.125%, due 10/15/33 (c)	815,000	317,850

Gas 0.1%
Grupo Petrotemex S.A. de C.V. 9.50%, due 8/19/14 (c)	400,000	422,000

Home Builders 0.1%
Corporacion GEO SAB de C.V. 8.875%, due 9/25/14 (c)	500,000	495,000

Insurance 0.4%
ING Groep N.V. 5.775%, due 12/29/49 (a)	815,000	645,888
Oil Insurance, Ltd. 3.351%, due 12/29/49 (a)(c)	652,000	616,023
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	571,000	514,892

		1,776,803

Iron & Steel 0.7%
APERAM 7.375%, due 4/1/16 (c)	3,260,000	2,950,300

Leisure Time 0.2%
Royal Caribbean Cruises, Ltd. 7.25%, due 3/15/18	675,000	702,000

Machinery—Construction & Mining 0.4%
Boart Longyear Management Pty, Ltd. 7.00%, due 4/1/21 (c)	1,606,000	1,585,925

Mining 2.5%
X Novelis, Inc. 8.375%, due 12/15/17	734,000	792,720
8.75%, due 12/15/20	1,223,000	1,333,070

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Mining (continued)

Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	$1,298,000	$1,772,751
Teck Resources, Ltd. 10.75%, due 5/15/19	1,000,000	1,235,000
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	2,565,000	2,372,625
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (c)	2,526,000	2,754,222

		10,260,388

Oil & Gas 2.2%
CITIC Resources Finance, Ltd. 6.75%, due 5/15/14 (c)	200,000	199,000
ENI S.p.A 4.15%, due 10/1/20 (c)	1,630,000	1,636,830
MEG Energy Corp. 6.50%, due 3/15/21 (c)	1,862,000	1,941,135
OGX Petroleo e Gas Participacoes S.A. 8.50%, due 6/1/18 (c)	2,115,000	2,093,850
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, due 8/14/19 (c)	325,000	377,900
Precision Drilling Corp. 6.50%, due 12/15/21 (c)	643,000	678,365
6.625%, due 11/15/20 (h)	1,630,000	1,731,875
TNK-BP Finance S.A. 7.875%, due 3/13/18 (c)	400,000	454,000

		9,112,955

Oil & Gas Services 0.6%
Cie Generale de Geophysique—Veritas 6.50%, due 6/1/21 (c)	600,000	597,000
9.50%, due 5/15/16	1,675,000	1,813,187

		2,410,187

Packaging & Containers 0.2%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (c)	1,000,000	995,000

Telecommunications 0.2%
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	815,000	808,888

Transportation 0.3%
CHC Helicopter S.A. 9.25%, due 10/15/20 (c)	1,100,000	990,000
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	500,000	395,000

		1,385,000

Total Yankee Bonds (Cost $46,307,708)		45,433,615

Total Long-Term Bonds (Cost $409,993,872)		403,631,027

	Shares
Common Stocks 0.8%

Aerospace & Defense 0.0%‡
Triumph Group, Inc.	1,340	77,854

Auto Manufacturers 0.3%
General Motors Co. (i)	45,730	1,182,121

Banks 0.4%
CIT Group, Inc. (i)	6,479	225,793
Citigroup, Inc.	41,400	1,307,826

		1,533,619

Biotechnology 0.0%‡
Life Technologies Corp. (i)	1,000	40,670

Building Materials 0.0%‡
Nortek, Inc. (i)	225	4,753
U.S. Concrete, Inc. (f)(i)	19,613	70,999

		75,752

Media 0.0%‡
Adelphia Contingent Value Vehicle (f)(g)(i)	100,330	1,003

Oil & Gas Services 0.1%
Core Laboratories N.V.	5,615	607,880

Total Common Stocks (Cost $4,420,974)		3,518,899

Convertible Preferred Stocks 2.2%

Auto Manufacturers 0.0%‡
General Motors Co. 4.75%	3,750	155,850

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.87%	5,900	296,298

The notes to the financial statements are an integral part of,

22 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Convertible Preferred Stocks (continued)

Banks 0.6%
X Bank of America Corp. 7.25% Series L	781	$668,536
Citigroup, Inc. 7.50%	8,700	826,848
Wells Fargo & Co. 7.50% Series L	800	844,920

		2,340,304

Diversified Financial Services 0.4%
SG Preferred Capital II LLC (a)(c) 6.30%	1,850	1,863,297

Hand & Machine Tools 0.2%
Stanley Black & Decker, Inc. 4.75%	5,600	641,032

Insurance 0.1%
Hartford Financial Services Group, Inc. 7.25%	16,100	337,456
MetLife, Inc. 5.00%	4,275	290,315

		627,771

Leisure Time 0.0%‡
Callaway Golf Co. 7.50%	200	19,890

Media 0.1%
Nielsen Holdings N.V. 6.25%	5,300	304,750

Oil & Gas 0.5%
Apache Corp. 6.00%	21,600	1,216,080
Chesapeake Energy Corp. (c) 5.75%	800	963,544

		2,179,624

Telecommunications 0.2%
Crown Castle International Corp. 6.25%	14,200	823,600

Total Convertible Preferred Stocks (Cost $10,058,772)		9,252,416

	Number of
	Warrants	Value
Warrants 0.2%

Auto Manufacturers 0.2%
General Motors Co.
Strike Price $10.00 Expires 7/10/16 (i)	34,575	$586,046
Strike Price $18.33 Expires 7/10/19 (i)	34,575	407,985

		994,031

Media 0.0%‡
ION Media Networks, Inc. Unsecured Debt Expires 12/19/12 (f)(g)(i)	11	0	(n)
Second Lien Expires 12/19/12 (f)(g)(i)	11	0	(n)

		0	(n)

Total Warrants (Cost $1,526,502)		994,031

	Principal
	Amount
Short-Term Investment 2.4%

Repurchase Agreement 2.4%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $9,940,257 (Collateralized by a United States Treasury Bond with a rate of 4.625% and a maturity date of 2/15/40, with a Principal Amount of $7,980,000 and a Market Value of $10,144,495)	$9,940,254	9,940,254

Total Short-Term Investment (Cost $9,940,254)		9,940,254

Total Investments, Before Investments Sold Short (Cost $435,940,374) (q)	101.6%	427,336,627

Long-Term Bonds Sold Short (3.2%)

Corporate Bonds Sold Short (3.2%)
Entertainment (0.7%)
AMC Entertainment, Inc. 9.75%, due 12/1/20 (c)	(3,175,000)	(3,079,750)

Apparel (1.7%)
Levi Strauss & Co. 7.625%, due 5/15/20	(6,900,000)	(7,055,250)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Long-Term Bonds Sold Short (continued)

Mining (0.8%)
Vulcan Materials Co. 7.50%, due 6/15/21	$(3,600,000)	$(3,545,266)

Total Investments Sold Short (Proceeds $13,830,600)	(3.2)%	(13,680,266)
Total Investments, Net of Investments Sold Short (Cost $422,109,774)	98.4	413,656,361
Other Assets, Less Liabilities	1.6	6,796,575

Net Assets	100.0%	$420,452,936

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (p)
Futures Contracts (0.0%)‡

United States Treasury Bonds December 2011 (30 Year) (o)	160	$(314,856)

Total Futures Contracts Long (Settlement Value $22,245,000)		$(314,856)

	Contracts
	Short
United States Treasury Notes December 2011 (5 Year) (o)	(580)	$170,737

Total Futures Contracts Short (Settlement Value $71,113,438)		$170,737

Total Futures Contracts (Settlement Value $48,868,438)		$(144,119)

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(b)	Subprime mortgage investment and other asset-backed securities—The total market value of this security at October 31, 2011 is $27,475, which represents less than one-tenth of a percent of the Fund’s net assets.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)	Issue in default.
(e)	Restricted security.
(f)	Illiquid security. The total market value of these securities at October 31, 2011 is $296,228, which represents 0.1% of the Fund’s net assets.
(g)	Fair valued security. The total market value of these securities at October 31, 2011 is $267,089, which represents 0.1% of the Fund’s net assets.
(h)	Security, or a portion thereof, is maintained in a segregated account at the Fund’s custodian as collateral for securities sold short (See Note 2(O)).
(i)	Non-income producing security.
(j)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(k)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2011. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(l)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at October 31, 2011.
(m)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(n)	Less than one dollar.
(o)	At October 31, 2011, cash in the amount of $174,800 is on deposit with broker for futures transactions.
(p)	Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2011.
(q)	At October 31, 2011, cost is $436,018,197 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$8,498,486
Gross unrealized depreciation	(17,180,056)

Net unrealized depreciation	$(8,681,570)

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

The notes to the financial statements are an integral part of,

24 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

At October 31, 2011, the Fund held the following credit default swap contracts:

					(Pay)/	Upfront
				Notional	Receive	Premiums		Unrealized
		Termination	Buy/Sell	Amount	Fixed	(Received)/		Appreciation
Reference Entity	Counterparty	Date	Protection[1]	(000)[2]	Rate[3]	Paid	Value	(Depreciation)[4]
Republic of France 4.25%, due 4/25/19	Credit Suisse First Boston	12/20/16	Buy	$7,700	(0.25)%	$602,438	$538,448	$(63,990)

1.	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2.	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

3.	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

4.	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at October 31, 2011.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$11,922,064	$—		$11,922,064
Convertible Bonds (b)	—	18,070,477	50		18,070,527
Corporate Bonds (c)	—	268,471,654	265,445		268,737,099
Foreign Bonds	—	12,264,323	—		12,264,323
Loan Assignments & Participations (d)	—	27,562,224	521		27,562,745
Mortgage-Backed Securities	—	1,210,911	—		1,210,911
Municipal Bonds	—	2,162,959	—		2,162,959
U.S. Government & Federal Agencies	—	16,266,784	—		16,266,784
Yankee Bonds (e)	—	45,433,545	70		45,433,615

Total Long-Term Bonds	—	403,364,941	266,086		403,631,027

Common Stocks (f)	3,517,896	—	1,003		3,518,899
Convertible Preferred Stocks	9,252,416	—	—		9,252,416
Warrants (g)	994,031	—	0	(g)	994,031
Short-Term Investment
Repurchase Agreement	—	9,940,254	—		9,940,254

Total Investments in Securities	13,764,343	413,305,195	267,089		427,336,627

Other Financial Instruments
Futures Contracts Short (h)	170,737	—	—		170,737
Foreign Currency Forward Contracts (i)	—	183	—		183

Total Other Financial Instruments	170,737	183	—		170,920

Total Investments in Securities and Other Financial Instruments	$13,935,080	$413,305,378	$267,089		$427,507,547

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Portfolio of Investments††† October 31, 2011 (continued)

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities Sold Short (a)
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(13,680,266)	$—	$(13,680,266)

Total Investments in Securities Sold Short	—	(13,680,266)	—	(13,680,266)

Other Financial Instruments
Futures Contracts Long (h)	(314,856)	—	—	(314,856)
Foreign Currency Forward Contracts (i)	—	(576,220)	—	(576,220)
Credit Default Swap Contracts (j)	—	(63,990)	—	(63,990)

Total Other Financial Instruments	(314,856)	(640,210)	—	(955,066)

Total Investments in Securities Sold Short and Other Financial Instruments	$(314,856)	$(14,320,476)	$—	$(14,635,332)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $50 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $140,584, $2,640, $33,545 and $88,676 are held in Auto Manufacturers, Commercial Services, Entertainment and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 security valued at $521 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of Investments.

(e)	The Level 3 security valued at $70 is held in Food within the Yankee Bonds section of the Portfolio of Investments.

(f)	The Level 3 security valued at $1,003 is held in Media within the Common Stocks section of the Portfolio of Investments.

(g)	The Level 3 securities valued at less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(h)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(i)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of foreign currency forward contracts. (See Note 5)

(j)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of credit default swap contracts.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of,

26 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

														Change in
														Unrealized
														Appreciation
														(Depreciation)
														from
	Balance				Change in							Balance		Investments
	as of		Accrued	Realized	Unrealized					Transfers	Transfers	as of		Still Held at
	October 31,		Discounts	Gain	Appreciation					in to	out of	October 31,		October 31,
Investments in Securities	2010		(Premiums)	(Loss)	(Depreciation)	Purchases		Sales		Level 3	Level 3	2011		2011 (a)
Long-Term Bonds
Convertible Bonds Internet	$50		$—	$—	$—	$—		$—		$—	$—	$50		$—
Corporate Bonds
Auto Manufacturers	—		—	—	(61,098)	341,958	(b)	(140,276	)(c)	—	—	140,584		(61,098)
Commercial Services	8,580		—	—	(5,940)	—		—		—	—	2,640		(5,940)
Entertainment	40,192		1,220	1,251	377	—		(9,495)		—	—	33,545		(1,220)
Media	837		—	(61,167)	60,811	—		(481)		—	—	—		—
Retail	93,180		(47)	(103)	(475)	—		(3,879)		—	—	88,676		(396)
Loan Assignments & Participations
Machinery	210		(25,356)	—	25,667	—		—		—	—	521		25,667
Yankee Bonds
Food	—		(1,030)	—	(581)	—		—		1,681	—	70		(581)
Leisure Time	119,945		—	28,299	(34,945)	—		(113,299)		—	—	—		—
Common Stocks
Machinery	72		—	—	(72)	—		—		—	—	—		—
Media	1,003		—	—	—	—		—		—	—	1,003		—
Convertible Preferred Stocks
Machinery	1		—	—	(1)	—		—		—	—	—		—
Warrants
Media	0	(d)	—	—	—	—		—		—	—	0	(d)	—

Total	$264,070		$(25,213)	$(31,720)	$(16,257)	$341,958		$(267,430)		$1,681	$—	$267,089		$(43,568)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include securities received from a restructure.

(c)	Sales include disbursement as a result of a restructure.

(d)	Less than one dollar

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $435,940,374)	$427,336,627
Cash	480,109
Cash denominated in foreign currencies (identified cost $364,958)	378,442
Cash collateral on deposit at broker	174,800
Receivables:
Dividends and interest	7,330,134
Fund shares sold	3,377,100
Investment securities sold	691,251
Variation margin on futures contracts	27,813
Premiums paid for swap contracts	602,438
Other assets	37,767
Unrealized appreciation on foreign currency forward contracts	183

Total assets	440,436,664

Liabilities
Investments sold short (proceeds $13,830,600)	13,680,266
Payables:
Investment securities purchased	4,104,642
Interest on investments sold short	474,336
Fund shares redeemed	314,772
Manager (See Note 3)	210,891
NYLIFE Distributors (See Note 3)	93,851
Transfer agent (See Note 3)	72,536
Shareholder communication	29,503
Professional fees	20,000
Custodian	3,232
Trustees	1,582
Accrued expenses	4,878
Dividend payable	333,029
Unrealized depreciation on foreign currency forward contracts	576,220
Unrealized depreciation on swap contracts	63,990

Total liabilities	19,983,728

Net assets	$420,452,936

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$481,758
Additional paid-in capital	432,416,013

432,897,771
Undistributed net investment income	588,017
Accumulated net realized gain (loss) on investments, futures transactions, investments sold short, swap transactions and foreign currency transactions	(3,817,971)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	(8,811,856)
Net unrealized appreciation (depreciation) on investments sold short	150,334
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(553,359)

Net assets	$420,452,936

Investor Class
Net assets applicable to outstanding shares	$20,415,037

Shares of beneficial interest outstanding	2,324,191

Net asset value per share outstanding	$8.78

Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.19

Class A
Net assets applicable to outstanding shares	$169,648,957

Shares of beneficial interest outstanding	19,437,612

Net asset value per share outstanding	$8.73

Maximum sales charge (4.50% of offering price)	0.41

Maximum offering price per share outstanding	$9.14

Class B
Net assets applicable to outstanding shares	$16,753,511

Shares of beneficial interest outstanding	1,926,594

Net asset value and offering price per share outstanding	$8.70

Class C
Net assets applicable to outstanding shares	$50,279,768

Shares of beneficial interest outstanding	5,785,584

Net asset value and offering price per share outstanding	$8.69

Class I
Net assets applicable to outstanding shares	$163,355,663

Shares of beneficial interest outstanding	18,701,816

Net asset value and offering price per share outstanding	$8.73

The notes to the financial statements are an integral part of,

28 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest (a)	$20,098,846
Dividends	455,524

Total income	20,554,370

Expenses
Manager (See Note 3)	2,032,464
Distribution/Service—Investor Class (See Note 3)	46,653
Distribution/Service—Class A (See Note 3)	359,211
Distribution/Service—Class B (See Note 3)	182,451
Distribution/Service—Class C (See Note 3)	394,619
Interest on investments sold short	544,960
Transfer agent (See Note 3)	385,422
Broker fees and charges on short sales	136,417
Registration	105,111
Professional fees	90,711
Shareholder communication	72,027
Custodian	16,031
Trustees	9,757
Miscellaneous	13,772

Total expenses	4,389,606

Net investment income (loss)	16,164,764

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions (b)	$5,130,283
Futures transactions	(145,800)
Swap transactions	801,988
Foreign currency transactions	442,644

Net realized gain (loss) on investments, swap transactions, futures transactions and foreign currency transactions	6,229,115

Net change in unrealized appreciation (depreciation) on:
Investments	(19,401,355)
Investments sold short	150,334
Swap contracts	(63,990)
Futures contracts	188,781
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(452,387)

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts, futures contracts and foreign currency transactions	(19,578,617)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(13,349,502)

Net increase (decrease) in net assets resulting from operations	$2,815,262

(a)	Interest recorded net of foreign withholding taxes in the amount of $412.

(b)	Includes realized gain of $1,774,490 due to an in-kind redemption. (See Note 11)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011		2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,164,764		$8,036,396
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	6,229,115	(a)	2,837,399
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(19,578,617)		7,167,151

Net increase (decrease) in net assets resulting from operations	2,815,262		18,040,946

Dividends to shareholders:
From net investment income:
Investor Class	(933,654)		(793,388)
Class A	(7,477,966)		(4,998,542)
Class B	(781,827)		(950,261)
Class C	(1,693,424)		(1,018,364)
Class I	(5,674,370)		(158,029)

Total dividends to shareholders	(16,561,241)		(7,918,584)

Capital share transactions:
Net proceeds from sale of shares	414,223,323		86,351,173
Net asset value of shares issued to shareholders in reinvestment of dividends	13,090,401		5,927,118
Cost of shares redeemed	(172,331,003	)(b)	(28,383,232)

Increase (decrease) in net assets derived from capital share transactions	254,982,721		63,895,059

Net increase (decrease) in net assets	241,236,742		74,017,421

Net Assets
Beginning of year	179,216,194		105,198,773

End of year	$420,452,936		$179,216,194

Undistributed net investment income at end of year	$588,017		$517,070

(a)	Includes realized gain of $1,774,490 due to an in-kind redemption during the year ended October 31, 2011. (See Note 11)

(b)	Includes an in-kind redemption in the amount of $79,972,617 during the year ended October 31, 2011. (See Note 11)

The notes to the financial statements are an integral part of,

30 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
					2008**
					through
	Year ended October 31,				October 31,
	2011	2010	2009		2008
Net asset value at beginning of period	$9.12	$8.47	$7.20		$8.86

Net investment income (loss) (a)	0.43	0.52	0.40		0.29
Net realized and unrealized gain (loss) on investments	(0.32)	0.68	1.50		(1.77)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)	0.02		0.11

Total from investment operations	0.11	1.15	1.92		(1.37)

Less dividends:
From net investment income	(0.45)	(0.50)	(0.62)		(0.29)
Return of capital	—	—	(0.03)		—

Total dividends	(0.45)	(0.50)	(0.65)		(0.29)

Net asset value at end of period	$8.78	$9.12	$8.47		$7.20

Total investment return (b)	1.33%	13.97%	28.35%		(15.88	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.85%	5.93%	5.26%		5.07	% ††
Net expenses (excluding short sale expenses)	1.24%	1.41%	1.42%		1.40	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	1.42%	1.45%	1.70%		1.51	% ††
Short sale expenses	0.18%	—	—		—
Portfolio turnover rate	26%	80%	154	%(d)	81	% (d)
Net assets at end of period (in 000’s)	$20,415	$16,654	$12,200		$9,990

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010	2009		2008		2007
Net asset value at beginning of year	$9.06	$8.42	$7.16		$9.02		$8.91

Net investment income (loss) (a)	0.45	0.54	0.41		0.44		0.45
Net realized and unrealized gain (loss) on investments	(0.31)	0.67	1.49		(1.96)		0.21
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)	0.02		0.12		(0.04)

Total from investment operations	0.14	1.16	1.92		(1.40)		0.62

Less dividends:
From net investment income	(0.47)	(0.52)	(0.62)		(0.46)		(0.51)
Return of capital	—	—	(0.04)		—		—

Total dividends	(0.47)	(0.52)	(0.66)		(0.46)		(0.51)

Net asset value at end of year	$8.73	$9.06	$8.42		$7.16		$9.02

Total investment return (b)	1.54%	14.19%	28.56%		(16.27%)		7.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.04%	6.19%	5.41%		5.13%		5.01%
Net expenses (excluding short sales expenses)	1.03%	1.18%	1.27%		1.30%		1.30%
Expenses (including short sales expenses, before waiver/reimbursement)	1.22%	1.21%	1.37%		1.34%		1.39%
Short sale expenses	0.19%	—	—		—		—
Portfolio turnover rate	26%	80%	154	%(c)	81	% (c)	64%
Net assets at end of year (in 000’s)	$169,649	$109,694	$60,555		$45,293		$68,637

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

32 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009		2008		2007
Net asset value at beginning of year	$9.03	$8.39	$7.14		$8.99		$8.89

Net investment income (loss) (a)	0.36	0.45	0.34		0.37		0.38
Net realized and unrealized gain (loss) on investments	(0.31)	0.68	1.48		(1.95)		0.20
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)	0.02		0.12		(0.04)

Total from investment operations	0.05	1.08	1.84		(1.46)		0.54

Less dividends:
From net investment income	(0.38)	(0.44)	(0.56)		(0.39)		(0.44)
Return of capital	—	—	(0.03)		—		—

Total dividends	(0.38)	(0.44)	(0.59)		(0.39)		(0.44)

Net asset value at end of year	$8.70	$9.03	$8.39		$7.14		$8.99

Total investment return (b)	0.59%	13.13%	27.35%		(16.88%)		6.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.10%	5.15%	4.54%		4.32%		4.26%
Net expenses (excluding short sales expenses)	1.99%	2.16%	2.17%		2.11%		2.05%
Expenses (including short sales expenses, before waiver/reimbursement)	2.16%	2.20%	2.46%		2.20%		2.13%
Short sale expenses	0.17%	—	—		—		—
Portfolio turnover rate	26%	80%	154	%(c)	81	% (c)	64%
Net assets at end of year (in 000’s)	$16,754	$19,352	$19,176		$18,567		$28,069

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011	2010	2009		2008		2007
Net asset value at beginning of year	$9.03	$8.39	$7.14		$8.99		$8.89

Net investment income (loss) (a)	0.36	0.46	0.34		0.37		0.38
Net realized and unrealized gain (loss) on investments	(0.32)	0.67	1.48		(1.95)		0.20
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)	0.02		0.12		(0.04)

Total from investment operations	0.04	1.08	1.84		(1.46)		0.54

Less dividends:
From net investment income	(0.38)	(0.44)	(0.56)		(0.39)		(0.44)
Return of capital	—	—	(0.03)		—		—

Total dividends	(0.38)	(0.44)	(0.59)		(0.39)		(0.44)

Net asset value at end of year	$8.69	$9.03	$8.39		$7.14		$8.99

Total investment return (b)	0.48%	13.14%	27.36%		(16.88%)		6.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.09%	5.23%	4.50%		4.32%		4.26%
Net expenses (excluding short sale expenses)	1.99%	2.16%	2.17%		2.11%		2.05%
Expenses (including short sales expenses, before waiver/reimbursement)	2.19%	2.20%	2.45%		2.20%		2.13%
Short sale expenses	0.20%	—	—		—		—
Portfolio turnover rate	26%	80%	154	%(c)	81	% (c)	64%
Net assets at end of year (in 000’s)	$50,280	$28,334	$12,948		$9,484		$12,081

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

34 MainStay Flexible Bond Opportunities Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009		2008		2007
Net asset value at beginning of year	$9.07	$8.42	$7.17		$9.02		$8.91

Net investment income (loss) (a)	0.46	0.58	0.43		0.47		0.48
Net realized and unrealized gain (loss) on investments	(0.31)	0.66	1.48		(1.94)		0.21
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.05)	0.02		0.11		(0.04)

Total from investment operations	0.15	1.19	1.93		(1.36)		0.65

Less dividends:
From net investment income	(0.49)	(0.54)	(0.64)		(0.49)		(0.54)
Return of capital	—	—	(0.04)		—		—

Total dividends	(0.49)	(0.54)	(0.68)		(0.49)		(0.54)

Net asset value at end of year	$8.73	$9.07	$8.42		$7.17		$9.02

Total investment return (b)	1.79%	14.59%	28.78%		(15.86%)		7.50%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.20%	6.57%	5.75%		5.49%		5.37%
Net expenses (excluding short sale expenses)	0.78%	0.92%	0.95%		0.96%		0.96%
Expenses (including short sales expenses, before waiver/reimbursement)	1.02%	0.95%	1.12%		1.03%		1.04%
Short sale expenses	0.24%	—	—		—		—
Portfolio turnover rate	26%	80%	154	%(c)	81	% (c)	64%
Net assets at end of year (in 000’s)	$163,356	$5,183	$319		$259		$262

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 117% and 72% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 35

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Flexible Bond Opportunities Fund (the “Fund”). Prior to February 28, 2011, the Fund’s name was MainStay Diversified Income Fund, with a different investment objective, investment strategies and investment process.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on February 28, 1997. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide current income and total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange

36    MainStay Flexible Bond Opportunities Fund

on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service, and are generally categorized as Level 2 in the hierarchy.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $267,089 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the

mainstayinvestments.com    37

Notes to Financial Statements (continued)

“Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially

38    MainStay Flexible Bond Opportunities Fund

resulting in a loss. The Fund may also invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(I) Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2011, the Fund did not hold unfunded commitments.

(J) Swap Contracts. The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(K) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by ”marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s

mainstayinvestments.com    39

Notes to Financial Statements (continued)

exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5)

(L) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) Securities Sold Short. The Fund engages in short sales as part of its investment strategy. When the Fund enters into a short sale, it must segregate the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily while dividends declared on short positions existing on the record date are recorded on the ex-dividend date. Both the interest and dividends are recorded as expenses on the Statement of Operations.

(O) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(P) Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(Q) Concentration of Risk.
The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets

40    MainStay Flexible Bond Opportunities Fund

than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(R) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

			Foreign		Interest
	Statement of	Credit	Exchange	Equity	Rate
	Assets and Liabilities	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Total

Warrants	Investments in securities, at value	$—	$—	$994,031	$—	$994,031
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	—	—	—	170,737	170,737
Swap Contracts	Premiums paid for swap contracts	602,438	—	—	—	602,438
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	183	—	—	183

Total Fair Value		$602,438	$183	$994,031	$170,737	$1,767,389

(a)	Includes cumulative appreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives

			Foreign
	Statement of	Credit	Exchange	Equity
	Assets and Liabilities	Contracts	Contracts	Contracts	Interest Rate
	Location	Risk	Risk	Risk	Contracts Risk	Total

Future Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	$—	$—	$—	$(314,856)	$(314,856)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(576,220)	—	—	(576,220)
Swap Contracts	Unrealized depreciation on swap contracts	(63,990)	—	—	—	(63,990)

Total Fair Value		$(63,990)	$(576,220)	$—	$(314,856)	$(955,066)

(a)	Includes cumulative depreciation of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

mainstayinvestments.com    41

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

			Foreign
	Statement of	Credit	Exchange	Equity	Interest Rate
	Operations	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Total

Warrants	Net realized gain (loss) on security transactions	$—	$—	$69,427	$—	$69,427
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	—	(145,800)	(145,800)
Swap Contracts	Net realized gain (loss) on swap transactions	801,988	—	—	—	801,988
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	417,911	—	—	417,911

Total Realized Gain (Loss)		$801,988	$417,911	$69,427	$(145,800)	$1,143,526

Change in Unrealized Appreciation (Depreciation)

			Foreign
	Statement of	Credit	Exchange	Equity	Interest Rate
	Operations	Contracts	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$(532,437)	$—	$(532,437)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	—	188,781	188,781
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(63,990)	—	—	—	(63,990)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(455,416)	—	—	(455,416)

Total Change in Unrealized Appreciation (Depreciation)		$(63,990)	$(455,416)	$(532,437)	$188,781	$(854,062)

Number of Contracts, Notional Amounts or Shares/Units (1)

		Foreign
	Credit	Exchange	Equity	Interest Rate
	Contracts	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Risk	Total

Warrants (2)	—	—	40,235	—	40,235
Futures Contracts Long (2)	—	—	—	160	160
Futures Contracts Short (2)	—	—	—	(580)	(580)
Swap Contracts (3)	$16,960,000	—	—	—	$16,960,000
Forward Contracts Long (3)	—	$7,016,074	—	—	$7,016,074
Forward Contracts Short (3)	—	$(20,822,937)	—	—	$(20,822,937)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is

42    MainStay Flexible Bond Opportunities Fund

responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.62% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.16% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $2,032,464.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $20,615 and $129,908, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $4,506, $16,123 and $15,551, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$51,798

Class A	98,399

Class B	50,546

Class C	109,717

Class I	74,962

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$10,801,315	6.4%

Class C	136	0.0	‡

Class I	1,504	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $4,662. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund

mainstayinvestments.com    43

Notes to Financial Statements (continued)

is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$857,513	$(4,460,649)	$(333,029)	$(8,508,670)	$(12,444,835)

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, marking to market of foreign currency forward contracts, futures contracts, partnership basis adjustments, straddle loss deferrals and swap contracts.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized	Additional
Net Investment	Gain (Loss) on	Paid-In
Income (Loss)	Investments	Capital

$467,424	$(2,269,780)	$1,802,356

The reclassifications for the Fund are primarily due to mark to market on foreign currency gain (loss), reclassification of consent fee and amendment fee, modified debt instrument adjustments, reclassification of income from swap contracts, partnership basis adjustments, interest income from defaulted securities and reversal of wash sale deferrals due to a redemption-in-kind.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $4,460,649 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$1,790
2017	2,671

Total	$4,461

The Fund utilized $3,514,916 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$16,561,241	$7,918,584

Note 5–Foreign Currency Transactions and Foreign Currency Forward Contracts

As of October 31, 2011, the Fund held the following foreign currency forward contracts:

		Contract		Contract		Unrealized
		Amount		Amount		Appreciation
	Counterparty	Purchased		Sold		(Depreciation)

Foreign Currency Buy Contracts:

Pound Sterling vs. U.S. Dollar, expiring 11/18/11	JPMorgan Chase Bank	GBP	7,000	USD	11,071	USD	183

		Contract		Contract
		Amount		Amount
		Sold		Purchased

Foreign Currency Sale Contracts:

Euro vs. U.S. Dollar, expiring 11/18/11	JPMorgan Chase Bank	EUR	5,545,000	7,380,393		(290,982)

Pound Sterling vs. U.S. Dollar, expiring 11/18/11	JPMorgan Chase Bank	GBP	5,439,000	8,458,740		(285,238)

Net unrealized appreciation (depreciation) on foreign currency forward contracts					USD	(576,037)

44    MainStay Flexible Bond Opportunities Fund

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Brazilian Real	BRL	63,452	USD	34,682	USD	36,959

Canadian Dollar	CAD	2		2		2

Euro	EUR	108,372		143,756		149,954

Pound Sterling	GBP	119,116		186,518		191,527

Total			USD	364,958	USD	378,442

Note 6–Restricted Securities

As of October 31, 2011, the Fund held the following restricted security:

	Date of	Principal		10/31/11	Percentage of
Security	Acquisition	Amount	Cost	Value	Net Assets

At Home Corp.
Convertible Bond 4.75%, due 12/31/49	7/25/01	$504,238	$8,348	$50	0.0	%‡

‡	Less than one-tenth of a percent.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of U.S. government securities were $13,463 and $9,418, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $391,954 and $71,148, respectively.

Note 10–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	732,673	$6,584,750
Shares issued to shareholders in reinvestment of dividends	99,140	885,391
Shares redeemed	(416,607)	(3,722,451)

Net increase (decrease) in shares outstanding before conversion	415,206	3,747,690
Shares converted into Investor Class (See Note 1)	286,997	2,538,354
Shares converted from Investor Class (See Note 1)	(204,553)	(1,834,596)

Net increase (decrease)	497,650	$4,451,448

Year ended October 31, 2010:
Shares sold	573,513	$5,068,751
Shares issued to shareholders in reinvestment of dividends	84,589	745,421
Shares redeemed	(276,444)	(2,433,704)

Net increase (decrease) in shares outstanding before conversion	381,658	3,380,468
Shares converted into Investor Class (See Note 1)	176,163	1,549,701
Shares converted from Investor Class (See Note 1)	(172,275)	(1,517,207)

Net increase (decrease)	385,546	$3,412,962

mainstayinvestments.com    45

Notes to Financial Statements (continued)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	11,147,011	$99,470,341
Shares issued to shareholders in reinvestment of dividends	624,512	5,538,122
Shares redeemed	(4,779,519)	(42,055,799)

Net increase (decrease) in shares outstanding before conversion	6,992,004	62,952,664
Shares converted into Class A (See Note 1)	457,252	4,068,740
Shares converted from Class A (See Note 1)	(116,034)	(1,003,656)

Net increase (decrease)	7,333,222	$66,017,748

Year ended October 31, 2010:
Shares sold	6,310,390	$55,286,644
Shares issued to shareholders in reinvestment of dividends	427,077	3,744,833
Shares redeemed	(2,116,373)	(18,539,960)

Net increase (decrease) in shares outstanding before conversion	4,621,094	40,491,517
Shares converted into Class A (See Note 1)	448,506	3,925,520
Shares converted from Class A (See Note 1)	(54,262)	(484,933)
Shares converted from Class A	(104,753)	(900,875)

Net increase (decrease)	4,910,585	$43,031,229

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	568,420	$5,060,244
Shares issued to shareholders in reinvestment of dividends	72,326	640,413
Shares redeemed	(431,109)	(3,817,407)

Net increase (decrease) in shares outstanding before conversion	209,637	1,883,250
Shares converted from Class B (See Note 1)	(425,734)	(3,768,842)

Net increase (decrease)	(216,097)	$(1,885,592)

Year ended October 31, 2010:
Shares sold	540,436	$4,728,077
Shares issued to shareholders in reinvestment of dividends	85,993	749,784
Shares redeemed	(369,358)	(3,202,350)

Net increase (decrease) in shares outstanding before conversion	257,071	2,275,511
Shares converted from Class B (See Note 1)	(399,466)	(3,473,081)

Net increase (decrease)	(142,395)	$(1,197,570)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	3,601,891	$32,052,109
Shares issued to shareholders in reinvestment of dividends	118,075	1,042,195
Shares redeemed	(1,073,723)	(9,447,059)

Net increase (decrease)	2,646,243	$23,647,245

Year ended October 31, 2010:
Shares sold	1,956,274	$17,087,243
Shares issued to shareholders in reinvestment of dividends	69,657	609,351
Shares redeemed	(430,620)	(3,747,694)

Net increase (decrease)	1,595,311	$13,948,900

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	30,160,101	$271,055,879
Shares issued to shareholders in reinvestment of dividends	563,026	4,984,280
Shares redeemed	(12,592,913)	(113,288,287)

Net increase (decrease)	18,130,214	$162,751,872

Year ended October 31, 2010:
Shares sold	472,941	$4,180,458
Shares issued to shareholders in reinvestment of dividends	8,816	77,729
Shares redeemed	(52,808)	(459,524)

Net increase (decrease) in shares outstanding before conversion	428,949	3,798,663
Shares converted into Class I	104,753	900,875

Net increase (decrease)	533,702	$4,699,538

Note 11–In-Kind Transfer of Securities

During the year ended October 31, 2011, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)

5/5/11	8,805,520	$79,972,617	$1,774,490

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

46    MainStay Flexible Bond Opportunities Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Flexible Bond Opportunities Fund (formerly the MainStay Diversified Income Fund) (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Flexible Bond Opportunities Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    47

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $434,440 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 2.8% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

48    MainStay Flexible Bond Opportunities Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    49

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

50    MainStay Flexible Bond Opportunities Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    51

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

52    MainStay Flexible Bond Opportunities Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    53

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Cash Reserves Fund2
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC3
Chicago, Illinois

MacKay Shields LLC3
New York, New York

Madison Square Investors LLC3
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	Closed to new investors for Class I shares as of October 14, 2011.
3.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York , NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24957 MS284-11	MSFB11-12/11
N16

MainStay Global High Income Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	16

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	35

Federal Income Tax Information	36

Proxy Voting Policies and Procedures and Proxy Voting Record	36

Shareholder Reports and Quarterly Portfolio Disclosure	36

Board Members and Officers	37

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–2.65%	6.51%	11.35%	1.37%
		Excluding sales charges	1.94	7.49	11.87	1.37

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–2.62	6.61	11.41	1.25
		Excluding sales charges	1.96	7.60	11.92	1.25

Class B Shares	Maximum 5% CDSC	With sales charges	–3.63	6.39	11.04	2.12
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	1.13	6.70	11.04	2.12

Class C Shares	Maximum 1% CDSC	With sales charges	0.17	6.71	11.05	2.12
	if Redeemed Within One Year of Purchase	Excluding sales charges	1.13	6.71	11.05	2.12

Class I Shares[4]	No Sales Charge		2.22	7.87	12.21	1.00

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on August 31, 2007, include the historical performance of Class A shares through August 30, 2007 adjusted for certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

JPMorgan EMBI Global Diversified Index[5]	3.30%	8.21%	10.78%

Average Lipper Emerging Markets Debt Fund[6]	1.11	7.20	11.69

5.	The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper emerging markets debt fund is representative of funds that seek either current income or total return by investing at least 65% of total assets in emerging market debt securities, where “emerging market” is defined by a country’s GNP per capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Global High Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Global High Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$1,010.10	$6.69	$1,018.60	$6.72

Class A Shares	$1,000.00	$1,010.60	$6.23	$1,019.00	$6.26

Class B Shares	$1,000.00	$1,006.50	$10.42	$1,014.80	$10.46

Class C Shares	$1,000.00	$1,006.50	$10.47	$1,014.80	$10.51

Class I Shares	$1,000.00	$1,011.90	$4.97	$1,020.30	$4.99

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.32% for Investor Class, 1.23% for Class A, 2.06% for Class B, 2.07% for Class C and 0.98% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Issuers Held as of October 31, 2011 (excluding short-term investment)

1.	Republic of Philippines, 4.00%–9.50%, due 6/17/19–2/2/30
2.	Republic of Turkey, 5.125%–16.00%, due 3/7/12–1/14/41
3.	Republic of Venezuela, 6.00%–9.25%, due 12/9/20–5/7/28
4.	Republic of Indonesia, 4.875%–6.625%, due 5/5/21–2/17/37
5.	Republic of Colombia, 4.375%, due 7/12/21
6.	Majapahit Holding B.V., 8.00%, due 8/7/19
7.	Government of the Cayman Islands, 5.95%, due 11/24/19
8.	United Mexican States, 7.25%, due 12/15/16
9.	Republic of Panama, 6.70%–9.375%, due 4/1/29–1/26/36
10.	KazMunaiGaz Finance Sub B.V., 11.75%, due 1/23/15

8    MainStay Global High Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Gary Goodenough, Dan Roberts, PhD, Michael Kimble and Jakob Bak, PhD, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Global High Income Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Global High Income Fund returned 1.94% for Investor Class shares, 1.96% for Class A shares and 1.13% for both Class B and Class C shares for the 12 months ended October 31, 2011. Over the same period, the Fund’s Class I shares returned 2.22%. All share classes out-performed the 1.11% return of the average Lipper1 emerging markets debt fund for the 12 months ended October 31, 2011. All share classes underperformed the 3.30% return of the JPMorgan EMBI Global Diversified Index2 for the reporting period. The JPMorgan EMBI Global Diversified Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

Were there any changes to the Fund’s day-to-day management during the reporting period?

Effective October 25, 2011, Howard Booth was removed as a portfolio manager of the Fund and Jakob Bak, PhD, CFA, was added as a portfolio manager. More information about this change is available in the Prospectus Supplement dated October 25, 2011.

What factors affected the Fund’s relative performance during the reporting period?

Fears about the European sovereign debt crisis, coupled with slower global growth, had a significant impact on emerging-market debt, as sovereign debt has outperformed emerging-market corporate debt since the beginning of 2011. With increased volatility in the markets, investors fled to the relative safety of sovereign debt, which tends to have a higher credit quality than emerging-market corporate debt. This detracted from the Fund’s relative performance, given the Fund’s overweight positions relative to the JPMorgan EMBI Global Diversified Index in quasi-sovereign bonds (bonds that may have implicit backing by a foreign government) and in corporate bonds. Although we trimmed the Fund’s corporate holdings in the second half of the reporting period, the Fund retained its overweight position relative to the benchmark in corporate debt because we felt that the yield premium offered by corporate bonds relative to sovereign debt may add value to the Fund.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, the Fund utilized currency forwards,3 U.S. Treasury futures4 and credit default swaps.5 Currency forwards were used primarily to gain exposure to currencies where the local-currency bonds were either unavailable or unattractive; foreign currency exposure was a slight hindrance to performance. U.S. Treasury futures were used to hedge the Fund’s duration,6 while credit default swaps were used to hedge the Fund against the European sovereign debt crisis. The U.S. Treasury futures had a slightly negative impact on performance while the credit default swaps were positive contributors to performance. (Contributions take weightings and total returns into account.)

During the reporting period, what was the Fund’s duration strategy and what impact did this have on the Fund’s performance?

During the reporting period, we viewed the risk that the Federal Reserve’s quantitative easing program would lead to higher interest rates as real, and we positioned the Fund accordingly. (Quantitative easing is the direct purchase of securities by the Federal Reserve.) We chose to overweight credit risk relative to the JPMorgan EMBI Global Diversified Index but slightly underweight interest-rate risk. Our credit risk exposure detracted from the Fund’s performance. The Fund’s shorter-than-benchmark duration also detracted, but to a lesser degree.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

As mentioned, toward the beginning of the reporting period we positioned the Fund for a rising interest-rate environment by overweighting credit and underweighting duration risk. During the second quarter of 2011 into the third quarter, sluggish developed-market import demand produced a slowdown in emerging-market export growth. Risky assets sold off around the world, and commodity prices fell. In turn, economic activity decelerated in most emerging countries. As investors became increasingly risk-averse, we trimmed the Fund’s position in corporate debt. We also decreased the amount of foreign currency exposure in the Fund. By the end of the reporting period, 90% of the Fund’s assets were in U.S. dollar denominated securities.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the JPMorgan EMBI Global Diversified Index.
3. A currency forward is a forward contract in the foreign exchange market that locks in the price at which an entity can buy or sell a currency on a future date.
4. A U.S. Treasury future is a futures contract with U.S. Treasurys as the underlying instrument that pays interest. An interest rate future is a contract between a buyer and a seller who agree to the future delivery of any interest-bearing asset, including U.S. Treasurys. The interest rate future allows the buyer and seller to lock in the price of the interest-bearing asset for a future date.
5. A credit default swap is a way to transfer credit exposure from the holder of a fixed-income security to the seller of a swap. The buyer of the swap gains credit protection, and the seller of the swap guarantees the creditworthiness of the instrument in the event of a default.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

mainstayinvestments.com    9

How was the Fund affected by shifting currency values during the reporting period?

Toward the beginning of the reporting period, the Federal Reserve’s accommodative policies were used to stimulate the weak U.S. economy and encourage job growth. As a result of these policies, the Fund held foreign currency positions that we considered to have better growth prospects relative to the U.S. dollar. We began to pare back the Fund’s foreign currency exposure as the European sovereign debt crisis magnified and investors flocked to the safety of the U.S. dollar. During the reporting period, the dollar was a bit stronger than other currencies so any non-dollar exposure was a slight drag on performance. We trimmed that exposure back toward the end of the reporting period, which was helpful.

During the reporting period, which countries were significant contributors to the Fund’s performance and which countries were weak?

We favored solid credits such as Brazil and Russia. Although U.S. dollar-denominated Brazilian sovereign debt securities appeared fully valued, we maintained an overweight to the country through holdings of local-currency, quasi-sovereign and corporate bonds. Russian prospects continued to improve with strong oil prices. Within the country, we favored quasi-sovereign names such as Gazprom, the largest extractor of natural gas in the world. During the reporting period, the Fund’s Brazilian and Russian holdings contributed positively to the Fund’s absolute performance. The Fund’s positions in Turkey and Argentina detracted from absolute performance.

During the reporting period, which sectors or securities made the strongest contributions to the Fund’s performance and which sectors made the weakest contributions?

Positions in Brazil and Russia made the strongest contributions to the Fund’s absolute performance. The Fund’s foreign currency exposure detracted from performance. By lowering the Fund’s exposure to foreign currency, however, we were able to reduce the negative effects. The Fund’s overweight position in credit was the largest detractor on both an absolute and relative basis, followed by the Fund’s slight underweight position in interest-rate risk.

Did the Fund make any significant purchases or sales during the reporting period?

We reduced the Fund’s exposure to Indonesian and Russian bonds during the reporting period, as spreads7 tightened toward what we considered to be fair value. As part of our effort to decrease the Fund’s foreign currency exposure, we slightly increased exposure to U.S. corporate debt. During the reporting period, we found the spreads on debt of the Cayman Islands compelling, and we increased the Fund’s exposure to that por-tion of the market.

How did the Fund’s country or sector weightings change during the reporting period?

The Fund began the reporting period with an overweight pos-ition relative to the JPMorgan EMBI Global Diversified Index in quasi-sovereign and corporate bonds. During the second half of the reporting period, we trimmed the Fund’s corporate bond holdings, but remained overweight relative to the benchmark. During the reporting period, we reduced the Fund’s exposure to Indonesian and Russian bonds and increased exposure to U.S. corporate bonds and to Cayman Islands debt. Increasing exposure to U.S. dollar denominated securities helped us reduce the Fund’s foreign currency exposure to approximately 10% of the Fund’s net assets.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund maintained overweight positions relative to the JPMorgan EMBI Global Diversified Index in the United States, Korea and the Cayman Islands. As of the same date, the Fund was underweight relative to the benchmark in Poland, Malaysia and Hungary. Though we trimmed the Fund’s exposure to corporate bonds and foreign currency, the Fund was overweight in both at the end of the reporting period. Because of the Fund’s overweight in corporate bonds, the Fund was underweight in sovereign bonds.

7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Global High Income Fund

Portfolio of Investments††† October 31, 2011

	Principal
	Amount	Value
Long-Term Bonds 94.1%† Corporate Bonds 26.0%

Bermuda 0.5%
CITIC Resources Finance, Ltd. 6.75%, due 5/15/14 (a)	$1,475,000	$1,467,625

Brazil 1.2%
CSN Resources S.A. 6.50%, due 7/21/20 (a)	1,500,000	1,608,750
Itau Unibanco Holding S.A. 6.20%, due 4/15/20 (a)	2,000,000	2,040,000

		3,648,750

Cayman Islands 2.6%
Braskem Finance, Ltd. 7.00%, due 5/7/20 (a)	1,500,000	1,620,000
CCL Finance, Ltd. 9.50%, due 8/15/14 (a)	2,500,000	2,812,500
Independencia International, Ltd. Series Reg S 12.00%, due 12/30/16 (b)(c)(d)	224,111	280
Odebrecht Finance, Ltd. 6.00%, due 4/5/23 (a)	500,000	502,000
7.00%, due 4/21/20 (a)	3,000,000	3,210,000

		8,144,780

Chile 1.0%
Inversiones CMPC S.A. 4.75%, due 1/19/18 (a)	3,000,000	3,129,201

Colombia 1.2%
Ecopetrol S.A. 7.625%, due 7/23/19	3,000,000	3,579,000

France 1.0%
Societe Generale S.A. 5.75%, due 3/29/49 (e)	£2,175,000	3,007,578

Jamaica 2.8%
X KazMunaiGaz Finance Sub B.V. 11.75%, due 1/23/15 (a)	$7,000,000	8,505,000

Luxembourg 2.9%
ALROSA Finance S.A. 7.75%, due 11/3/20 (a)	1,500,000	1,554,375
Gaz Capital S.A. for Gazprom Series Reg S 9.25%, due 4/23/19	6,000,000	7,432,800

		8,987,175

Mexico 1.4%
Controladora Mabe S.A. C.V. 7.875%, due 10/28/19 (a)	1,600,000	1,600,000
7.875%, due 10/28/19	1,160,000	1,160,000
Grupo Petrotemex S.A. de C.V. 9.50%, due 8/19/14 (a)	1,500,000	1,582,500

		4,342,500

Netherlands 3.9%
Lukoil International Finance B.V. 7.25%, due 11/5/19 (a)	2,000,000	2,182,500
X Majapahit Holding B.V. 8.00%, due 8/7/19 (a)	8,300,000	9,752,500

		11,935,000

Qatar 1.4%
Qatari Diar Finance QSC 5.00%, due 7/21/20 (a)	4,000,000	4,285,000

Republic of Korea 0.6%
National Agricultural Cooperative Federation 3.50%, due 2/8/17 (a)	2,000,000	1,956,586

Russia 0.7%
Novatek Finance, Ltd. 6.604%, due 2/3/21 (a)	2,000,000	2,082,500

Trinidad And Tobago 1.1%
Petroleum Co. of Trinidad & Tobago, Ltd. 9.75%, due 8/14/19 (a)	2,840,000	3,302,267

United Arab Emirates 1.1%
Abu Dhabi National Energy Co. 6.25%, due 9/16/19 (a)	3,000,000	3,322,500

United States 2.6%
AES Corp. (The) 8.00%, due 10/15/17	3,000,000	3,292,500
AgriBank FCB 9.125%, due 7/15/19	2,300,000	2,980,306

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount		Value
Corporate Bonds (continued)

United States (continued)

Frontier Communications Corp. 8.75%, due 4/15/22		$1,500,000	$1,590,000

			7,862,806

Total Corporate Bonds (Cost $76,374,319)			79,558,268

Government & Federal Agencies 68.1%

Argentina 2.6%
Republic of Argentina 2.50%, due 12/31/38		17,360,000	6,466,600
8.28%, due 12/31/33		1,975,917	1,551,095

			8,017,695

Barbados 0.7%
Barbados Government 7.00%, due 8/4/22 (a)		2,000,000	2,010,000

Belize 0.5%
Belize Government Series Reg S 6.00%, due 2/20/29		2,500,000	1,500,000

Bermuda 1.4%
Government of Bermuda 5.603%, due 7/20/20 (a)		4,000,000	4,405,720

Brazil 3.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, due 1/1/14	B$	10,210,000	6,047,435
Federal Republic of Brazil 4.875%, due 1/22/21		$3,000,000	3,313,500

			9,360,935

Cayman Islands 4.0%
Banco Bradesco S.A. 5.90%, due 1/16/21 (a)		3,000,000	3,030,000
X Government of the Cayman Islands 5.95%, due 11/24/19 (a)		8,800,000	9,200,198

			12,230,198

Chile 0.7%
Empresa Nacional del Petroleo 5.25%, due 8/10/20 (a)		2,000,000	2,103,858

Colombia 3.2%
X Republic of Colombia 4.375%, due 7/12/21		9,500,000	9,927,500

Croatia 0.8%
Republic of Croatia 6.375%, due 3/24/21 (a)		1,000,000	977,526
6.625%, due 7/14/20 (a)		1,500,000	1,479,375

			2,456,901

Dominican Republic 1.2%
Dominican Republic Series Reg S 7.50%, due 5/6/21		3,500,000	3,633,000

El Salvador 2.4%
Republic of El Salvador
Series Reg S 7.375%, due 12/1/19 (a)		3,000,000	3,270,000
7.65%, due 6/15/35		2,450,000	2,474,500
8.25%, due 4/10/32 (a)		1,550,000	1,689,500

			7,434,000

Gabon 0.8%
Gabonese Republic 8.20%, due 12/12/17 (a)		2,200,000	2,530,000

Ghana 0.9%
Republic of Ghana Series Reg S 8.50%, due 10/4/17		2,500,000	2,800,000

Indonesia 3.6%
X Republic of Indonesia
4.875%, due 5/5/21 (a)		8,000,000	8,580,000
6.625%, due 2/17/37 (a)		2,000,000	2,415,000

			10,995,000

Ivory Coast 0.9%
Ivory Coast Government International Bond 2.50%, due 12/31/32 (a)(b)		5,000,000	2,712,500

Jamaica 0.2%
Jamaica Government 8.00%, due 6/24/19		650,000	666,250

The notes to the financial statements are an integral part of,

12 MainStay Global High Income Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount		Value
Government & Federal Agencies (continued)

Lebanon 2.2%
Lebanon Government International Bond Series Reg S 6.00%, due 5/20/19		$6,500,000	$6,695,000

Lithuania 1.2%
Republic of Lithuania 5.125%, due 9/14/17 (a)		3,500,000	3,517,500

Mexico 3.3%
Petroleos Mexicanos 6.50%, due 6/2/41 (a)		1,000,000	1,072,500
X United Mexican States 7.25%, due 12/15/16	M$	111,250,000	9,153,170

			10,225,670

Netherlands 0.5%
Kazakhstan Temir Zholy Finance B.V. 6.375%, due 10/6/20 (a)		$1,000,000	1,051,250
WPE International Cooperatief UA 10.375%, due 9/30/20 (a)		500,000	450,250

			1,501,500

Nigeria 0.7%
Nigeria Government International Bond Series Reg S 6.75%, due 1/28/21		2,000,000	2,130,000

Panama 2.9%
X Republic of Panama
6.70%, due 1/26/36		3,058,000	3,860,725
9.375%, due 4/1/29		3,252,000	5,024,340

			8,885,065

Peru 2.6%
Republic of Peru 7.35%, due 7/21/25		6,000,000	7,830,000

Philippines 5.9%
X Republic of Philippines
4.00%, due 1/15/21		3,500,000	3,561,250
4.95%, due 1/15/21	PHP	100,000,000	2,257,535
8.375%, due 6/17/19		$4,000,000	5,215,000
9.50%, due 2/2/30		4,660,000	7,112,325

			18,146,110

Republic of Korea 2.3%
Export-Import Bank of Korea 4.375%, due 9/15/21		2,000,000	1,999,908
Korea Housing Finance Corp. 3.50%, due 12/15/16 (a)		5,000,000	5,067,865

			7,067,773

Senegal 0.4%
Republic of Senegal 8.75%, due 5/13/21 (a)		1,250,000	1,287,500

South Africa 2.7%
Eskom Holdings, Ltd. 5.75%, due 1/26/21 (a)		2,500,000	2,637,500
Republic of South Africa 5.50%, due 3/9/20		5,000,000	5,562,500

			8,200,000

Sri Lanka 1.0%
Republic of Sri Lanka 6.25%, due 10/4/20 (a)		3,000,000	3,037,500

Thailand 1.2%
Bangkok Bank PCL 4.80%, due 10/18/20 (a)		3,750,000	3,663,236

Turkey 5.4%
X Republic of Turkey
5.125%, due 3/25/22		1,800,000	1,802,250
6.00%, due 1/14/41		5,000,000	4,968,750
7.375%, due 2/5/25		6,225,000	7,392,187
16.00%, due 3/7/12	YTL	4,050,000	2,336,010

			16,499,197

Ukraine 2.5%
Financing of Inrastrucural Projects State Enterprise 8.375%, due 11/3/17 (a)		$2,000,000	1,840,000
Ukraine Government 7.65%, due 6/11/13 (a)		3,000,000	2,955,000
7.75%, due 9/23/20 (a)		3,000,000	2,872,500

			7,667,500

Uruguay 1.7%
Republic of Uruguay 8.00%, due 11/18/22		4,000,000	5,300,000

Venezuela 3.9%
X Republic of Venezuela
6.00%, due 12/9/20		7,800,000	4,660,500
Series Reg S 9.25%, due 5/7/28		11,095,000	7,378,175

			12,038,675

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Government & Federal Agencies (continued)

Vietnam 0.7%
Socialist Republic of Vietnam 6.75%, due 1/29/20 (a)	$2,000,000	$2,020,000

Total Government & Federal Agencies (Cost $198,276,054)		208,495,783

Total Long-Term Bonds (Cost $274,650,373)		288,054,051

Short-Term Investment 4.9%

Repurchase Agreement 4.9%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $14,840,461 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.90% and a maturity date of 9/12/14, with a Principal Amount of $15,110,000 and a Market Value of $15,140,447)	14,840,457	14,840,457

Total Short-Term Investment (Cost $14,840,457)		14,840,457

Total Investments (Cost $289,490,830) (f)	99.0%	302,894,508
Other Assets, Less Liabilities	1.0	3,155,428
Net Assets	100.0%	$306,049,936

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Issue in default.
(c)	Illiquid security—The total market value of this security at October 31, 2011 is $280, which represents less than one-tenth of a percent of the Fund’s net assets.
(d)	Fair valued security—The total market value of this security at October 31, 2011 is $280, which represents less than one-tenth of a percent of the Fund’s net assets.
(e)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(f)	At October 31, 2011, cost is $289,490,830 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$17,817,625
Gross unrealized depreciation	(4,413,947)

Net unrealized appreciation	$13,403,678

The following abbreviations are used in the above portfolio:

£—British Pound Sterling

B$—Brazilian Real

M$—Mexican Peso

PHP—Philippine Peso

YTL—Turkish Lira

At October 31, 2011, the Fund held the following credit default swap contracts:

					(Pay)/	Upfront
				Notional	Receive	Premiums		Unrealized
Reference		Termination	Buy/Sell	Amount	Fixed	(Received)/		Appreciation
Entity	Counterparty	Date	Protection[1]	(000)[2]	Rate[3]	Paid	Value	(Depreciation)[4]
Republic of France 4.25%, due 4/25/19	Credit Suisse First Boston	12/20/16	Buy	$6,450	(0.25)%	$504,640	$451,038	$(53,602)

1	Buy—Fund pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
Sell—Fund receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.
3	The annual fixed rate represents the interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.
4	Represents the difference between the value of the credit default swap contract at the time they were opened and the value at October 31, 2011.

The notes to the financial statements are an integral part of,

14 MainStay Global High Income Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds (b)	$—	$79,557,988	$280	$79,558,268
Government & Federal Agencies	—	208,495,783	—	208,495,783

Total Long-Term Bonds	—	288,053,771	280	288,054,051

Short-Term Investment
Repurchase Agreement	—	14,840,457	—	14,840,457

Total Investments in Securities	—	302,894,228	280	302,894,508

Other Financial Instruments
Foreign Currency Forward Contracts (c)	—	282,989	—	282,989

Total Investments in Securities and Other Financial Instruments	$—	$303,177,217	$280	$303,177,497

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments
Credit Default Swap Contracts (d)	$—	$(53,602)	$—	$(53,602)
Foreign Currency Forward Contracts (c)	—	(182,105)	—	(182,105)

Total Other Financial Instruments	$—	$(235,707)	$—	$(235,707)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $280 is held in Cayman Islands within the Corporate Bonds section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of foreign currency forward contracts. (See Note 5)

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of credit default swap contracts.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
	Balance			Change in					Balance	Investments
	as of	Accrued	Realized	Unrealized			Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation			in to	out of	October 31,	October 31,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Corporate Bonds
Cayman Islands	$—	$(4,123)	$—	$(2,321)	$—	$—	$6,724	$—	$280	$(2,321)

Total	$—	$(4,123)	$—	$(2,321)	$—	$—	$6,724	$—	$280	$(2,321)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $289,490,830)	$302,894,508
Cash denominated in foreign currencies (identified cost $715,081)	727,658
Receivables:
Interest	5,049,164
Fund shares sold	962,430
Investment securities sold	560,566
Premiums paid for swap contracts	504,640
Other assets	42,034
Unrealized appreciation on foreign currency forward contracts	282,989

Total assets	311,023,989

Liabilities
Payables:
Investment securities purchased	3,130,107
Fund shares redeemed	783,078
Manager (See Note 3)	182,297
NYLIFE Distributors (See Note 3)	119,591
Transfer agent (See Note 3)	98,220
Shareholder communication	35,716
Professional fees	17,447
Custodian	1,767
Trustees	1,309
Accrued expenses	4,682
Dividend payable	364,132
Unrealized depreciation on foreign currency forward contracts	182,105
Unrealized depreciation on swap contracts	53,602

Total liabilities	4,974,053

Net assets	$306,049,936

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$259,579
Additional paid-in capital	284,067,836

284,327,415
Distributions in excess of net investment income	(175,816)
Accumulated net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	8,444,483
Net unrealized appreciation (depreciation) on investments and swap contracts	13,350,076
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	103,778

Net assets	$306,049,936

Investor Class
Net assets applicable to outstanding shares	$23,439,126

Shares of beneficial interest outstanding	1,968,854

Net asset value per share outstanding	$11.90
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.46

Class A
Net assets applicable to outstanding shares	$144,271,642

Shares of beneficial interest outstanding	12,195,216

Net asset value per share outstanding	$11.83
Maximum sales charge (4.50% of offering price)	0.56

Maximum offering price per share outstanding	$12.39

Class B
Net assets applicable to outstanding shares	$21,960,899

Shares of beneficial interest outstanding	1,879,562

Net asset value and offering price per share outstanding	$11.68

Class C
Net assets applicable to outstanding shares	$80,351,139

Shares of beneficial interest outstanding	6,871,087

Net asset value and offering price per share outstanding	$11.69

Class I
Net assets applicable to outstanding shares	$36,027,130

Shares of beneficial interest outstanding	3,043,135

Net asset value and offering price per share outstanding	$11.84

The notes to the financial statements are an integral part of,

16 MainStay Global High Income Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest (a)	$19,786,032

Expenses
Manager (See Note 3)	2,269,891
Distribution/Service—Investor Class (See Note 3)	55,577
Distribution/Service—Class A (See Note 3)	363,935
Distribution/Service—Class B (See Note 3)	244,742
Distribution/Service—Class C (See Note 3)	830,188
Transfer agent (See Note 3)	596,170
Registration	107,922
Shareholder communication	85,183
Professional fees	73,739
Custodian	45,859
Trustees	8,600
Miscellaneous	15,544

Total expenses	4,697,350

Net investment income (loss)	15,088,682

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	7,782,075
Futures transactions	(133,572)
Swap transactions	697,967
Foreign currency transactions	545,457

Net realized gain (loss) on investments, swap transactions, futures transactions and foreign currency transactions	8,891,927

Net change in unrealized appreciation (depreciation) on:
Investments	(20,348,905)
Swap contracts	(53,602)
Futures contracts	43,900
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	316,489

Net change in unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and foreign currency transactions	(20,042,118)

Net realized and unrealized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	(11,150,191)

Net increase (decrease) in net assets resulting from operations	$3,938,491

(a)	Interest recorded net of foreign withholding taxes in the amount of $17,470.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,088,682	$15,031,541
Net realized gain (loss) on investments, futures transactions, swap transactions and foreign currency transactions	8,891,927	12,845,068
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency transactions	(20,042,118)	20,204,236

Net increase (decrease) in net assets resulting from operations	3,938,491	48,080,845

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,173,686)	(1,167,322)
Class A	(7,882,513)	(8,356,113)
Class B	(1,135,158)	(1,407,051)
Class C	(3,844,514)	(3,873,710)
Class I	(2,356,918)	(1,561,687)

	(16,392,789)	(16,365,883)

From net realized gain on investments:
Investor Class	(291,094)	—
Class A	(2,027,880)	—
Class B	(351,875)	—
Class C	(1,164,949)	—
Class I	(693,290)	—

	(4,529,088)	—

Total dividends and distributions to shareholders	(20,921,877)	(16,365,883)

Capital share transactions:
Net proceeds from sale of shares	97,940,571	158,458,944
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	13,660,011	10,080,950
Cost of shares redeemed	(137,334,007)	(75,554,151)

Increase (decrease) in net assets derived from capital share transactions	(25,733,425)	92,985,743

Net increase (decrease) in net assets	(42,716,811)	124,700,705

Net Assets
Beginning of year	348,766,747	224,066,042

End of year	$306,049,936	$348,766,747

Undistributed (distributions in excess of) net investment income at end of year	$(175,816)	$1,011,637

The notes to the financial statements are an integral part of,

18 MainStay Global High Income Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$12.49	$11.16	$8.07	$11.27

Net investment income (loss) (a)	0.59	0.66	0.65	0.42
Net realized and unrealized gain (loss) on investments	(0.41)	1.33	3.00	(3.23)
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	0.05	0.13	0.02

Total from investment operations	0.21	2.04	3.78	(2.79)

Less dividends and distributions:
From net investment income	(0.64)	(0.71)	(0.69)	(0.41)
From net realized gain on investments	(0.16)	—	—	—

Total dividends and distributions	(0.80)	(0.71)	(0.69)	(0.41)

Net asset value at end of period	$11.90	$12.49	$11.16	$8.07

Total investment return (b)	1.94%	18.95%	48.62%	(25.54	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.93%	5.65%	6.69%	5.79	% ††
Net expenses	1.32%	1.37%	1.49%	1.50	% ††
Expenses (before waiver/reimbursement)	1.32%	1.37%	1.57%	1.53	% ††
Portfolio turnover rate	65%	92%	133%	55%
Net assets at end of period (in 000’s)	$23,439	$21,834	$17,581	$12,662

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$12.42	$11.09	$8.02	$11.81	$11.82

Net investment income (loss) (a)	0.60	0.67	0.66	0.67	0.67
Net realized and unrealized gain (loss) on investments	(0.41)	1.33	2.99	(3.59)	0.24
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	0.05	0.12	0.02	0.01

Total from investment operations	0.22	2.05	3.77	(2.90)	0.92

Less dividends and distributions:
From net investment income	(0.65)	(0.72)	(0.70)	(0.66)	(0.67)
From net realized gain on investments	(0.16)	—	—	(0.23)	(0.26)

Total dividends and distributions	(0.81)	(0.72)	(0.70)	(0.89)	(0.93)

Net asset value at end of year	$11.83	$12.42	$11.09	$8.02	$11.81

Total investment return (b)	1.96%	19.09%	49.04%	(26.29%)	8.11%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.03%	5.77%	6.77%	6.08%	5.70%
Net expenses	1.22%	1.25%	1.32%	1.34%	1.40%
Expenses (before waiver/reimbursement)	1.22%	1.25%	1.40%	1.37%	1.37%
Portfolio turnover rate	65%	92%	133%	55%	30%
Net assets at end of year (in 000’s)	$144,272	$159,834	$119,132	$59,843	$135,321

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

20 MainStay Global High Income Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$12.28	$10.97	$7.94	$11.70	$11.72

Net investment income (loss) (a)	0.49	0.56	0.57	0.56	0.58
Net realized and unrealized gain (loss) on investments	(0.41)	1.32	2.96	(3.54)	0.23
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	0.05	0.12	0.02	0.01

Total from investment operations	0.11	1.93	3.65	(2.96)	0.82

Less dividends and distributions:
From net investment income	(0.55)	(0.62)	(0.62)	(0.57)	(0.58)
From net realized gain on investments	(0.16)	—	—	(0.23)	(0.26)

Total dividends and distributions	(0.71)	(0.62)	(0.62)	(0.80)	(0.84)

Net asset value at end of year	$11.68	$12.28	$10.97	$7.94	$11.70

Total investment return (b)	1.13%	18.11%	47.69%	(26.92%)	7.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.18%	4.90%	5.98%	5.21%	4.95%
Net expenses	2.07%	2.12%	2.24%	2.20%	2.15%
Expenses (before waiver/reimbursement)	2.07%	2.12%	2.32%	2.19%	2.12%
Portfolio turnover rate	65%	92%	133%	55%	30%
Net assets at end of year (in 000’s)	$21,961	$27,314	$25,651	$21,006	$37,913

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$12.29	$10.98	$7.95	$11.70	$11.72

Net investment income (loss) (a)	0.49	0.56	0.56	0.57	0.58
Net realized and unrealized gain (loss) on investments	(0.41)	1.32	2.97	(3.54)	0.23
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	0.05	0.12	0.02	0.01

Total from investment operations	0.11	1.93	3.65	(2.95)	0.82

Less dividends and distributions:
From net investment income	(0.55)	(0.62)	(0.62)	(0.57)	(0.58)
From net realized gain on investments	(0.16)	—	—	(0.23)	(0.26)

Total dividends and distributions	(0.71)	(0.62)	(0.62)	(0.80)	(0.84)

Net asset value at end of year	$11.69	$12.29	$10.98	$7.95	$11.70

Total investment return (b)	1.13%	18.20%	47.50%	(26.83%)	7.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.18%	4.89%	5.85%	5.22%	4.95%
Net expenses	2.07%	2.12%	2.23%	2.19%	2.15%
Expenses (before waiver/reimbursement)	2.07%	2.12%	2.31%	2.20%	2.12%
Portfolio turnover rate	65%	92%	133%	55%	30%
Net assets at end of year (in 000’s)	$80,351	$87,597	$57,731	$27,377	$45,786

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

22 MainStay Global High Income Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
					August 31,
					2007**
					through
	Year ended October 31,				October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of period	$12.43	$11.10	$8.02	$11.81	$11.26

Net investment income (loss) (a)	0.63	0.69	0.66	0.69	0.11
Net realized and unrealized gain (loss) on investments	(0.41)	1.34	3.01	(3.58)	0.52
Net realized and unrealized gain (loss) on foreign currency transactions	0.03	0.05	0.13	0.02	0.04

Total from investment operations	0.25	2.08	3.80	(2.87)	0.67

Less dividends and distributions:
From net investment income	(0.68)	(0.75)	(0.72)	(0.69)	(0.12)
From net realized gain on investments	(0.16)	—	—	(0.23)	—

Total dividends and distributions	(0.84)	(0.75)	(0.72)	(0.92)	(0.12)

Net asset value at end of period	$11.84	$12.43	$11.10	$8.02	$11.81

Total investment return (b)	2.22%	19.48%	49.31%	(26.11%)	5.95	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.31%	5.89%	6.32%	6.28%	6.12	%††
Net expenses	0.97%	1.00%	1.12%	1.14%	1.15	%††
Expenses (before reimbursement/waiver)	0.97%	1.00%	1.12%	1.15%	0.99	%††
Portfolio turnover rate	65%	92%	133%	55%	30%
Net assets at end of period (in 000’s)	$36,027	$52,188	$3,972	$27	$57

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Global High Income Fund (the “Fund”), a non-diversified fund.

The Fund currently offers five classes of shares. Class A and Class B shares commenced operations on June 1, 1998. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on August 31, 2007. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide maximum current income by investing in high-yield debt securities of non-U.S. issuers. Capital appreciation is a secondary objective.

The Fund is “non-diversified,” which means that it may invest a greater percentage of its assets than diversified funds in a particular issuer. This may make it more susceptible than diversified funds to risks associated with an individual issuer, and to single economic, political or regulatory occurrences.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

24    MainStay Global High Income Fund

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Credit default swaps are valued at prices supplied by a pricing agent or brokers selected by the Fund’s Manager in consultation with the Fund’s Subadvisor whose prices reflect broker/dealer supplied valuations and electronic data processing techniques. Swaps are marked-to-market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. These securities are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $280 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

mainstayinvestments.com    25

Notes to Financial Statements (continued)

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to

26    MainStay Global High Income Fund

the Fund. As of October 31, 2011, the Fund did not hold any futures contracts.

(I) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5)

(J) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K) Swap Contracts. The Fund may enter into credit default, interest rate, index and currency exchange rate contracts (“swaps”) for the purpose of attempting to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit risk. In a typical swap transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on a particular investment or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap.

Credit default swaps, in particular, are contracts whereby one party makes periodic payments to a counterparty in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Such periodic payments are accrued daily and recorded as a realized gain or loss. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers.

Swaps are “marked-to-market” daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss.

The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will

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Notes to Financial Statements (continued)

manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(M) Concentration of Risk. The Fund’s principal investments include high yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(N) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

			Foreign	Interest
	Statement of	Credit	Exchange	Rate
	Assets and Liabilities	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Forward Contracts	Unrealized appreciation (depreciation) on foreign currency forward contracts	$—	$282,989	$—	$282,989
Swap Contracts	Premiums paid for swap contracts	504,640	—	—	504,640

Total Fair Value		$504,640	$282,989	$—	$787,629

Liability Derivatives

			Foreign	Interest
	Statement of	Credit	Exchange	Rate
	Assets and Liabilities	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Forward Contracts	Unrealized appreciation (depreciation) on foreign currency forward contracts	$—	$(182,105)	$—	$(182,105)
Swap Contracts	Unrealized appreciation (depreciation) on swap contracts	(53,602)	—	—	(53,602)

Total Fair Value		$(53,602)	$(182,105)	$—	$(235,707)

28    MainStay Global High Income Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

			Foreign	Interest
	Statement of	Credit	Exchange	Rate
	Operations	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Swap Contracts	Net realized gain (loss) on swap contracts	$697,967	$—	$—	$697,967
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(133,572)	(133,572)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	606,813	—	606,813

Total Realized Gain (Loss)		$697,967	$606,813	$—	$1,171,208

Change in Unrealized Appreciation (Depreciation)

			Foreign	Interest
	Statement of	Credit	Exchange	Rate
	Operations	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$43,900	$43,900
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(53,602)	—	—	(53,602)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	334,434	—	334,434

Total Change in Unrealized Appreciation (Depreciation)		$(53,602)	$334,434	$43,900	$324,732

Number of Contracts, Notional Amounts or Shares/Units (1)

		Foreign	Interest
	Credit	Exchange	Rate
	Contracts	Contracts	Contract
	Risk	Risk	Risk	Total

Futures Contracts Short (2)	—	—	(21)	(21)
Swap Contracts (3)	$14,660,000	—	—	$14,660,000
Forward Contracts Long (3)	—	$59,299,275	—	$59,299,275
Forward Contracts Short (3)	—	$(15,968,445)	—	$(15,968,445)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

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Notes to Financial Statements (continued)

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.72% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager had contractually agreed to waive fees and/or reimburse expenses so that Total Ordinary Operating Expenses for Class A shares did not exceed 1.35% of its average daily net assets. New York Life Investments agreed to apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expired on February 28, 2011. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $2,269,891.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $12,544 and $64,209, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $8, $2,571, $36,825 and $17,581, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$54,691

Class A	217,368

Class B	60,155

Class C	204,102

Class I	59,854

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$7,056,285	4.9%

Class C	435	0.0	‡

Class I	35,557	0.1

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $4,875. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

30    MainStay Global High Income Fund

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$2,310,780	$6,561,606	$(711,106)	$13,561,241	$21,722,521

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to marking to market of foreign currency forward contracts and swap contracts.

The other temporary differences are primarily due to dividends payable and interest income on defaulted securities.

The following table discloses the current year reclassifications between accumulated undistributed net investment income, accumulated net realized loss on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 are not affected.

Accumulated	Accumulated
Undistributed Net	Net Realized	Additional
Investment	Gain (Loss) on	Paid-In
Income (Loss)	Investments	Capital

$116,654	$(116,654)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss) and reclassification of income from swap contracts.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets, was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$17,885,269	$16,365,883
Long-Term Capital Gain	3,036,608	—

Total	$20,921,877	$16,365,883

Note 5–Foreign Currency Transactions and Foreign Currency Forward Contracts

As of October 31, 2011, the Fund held the following foreign currency forward contracts:

		Contract		Contract		Unrealized
		Amount		Amount		Appreciation
	Counterparty	Purchased		Sold		(Depreciation)

Foreign Currency Buy Contracts:

Euro vs. U.S. Dollar, expiring 11/21/11	JPMorgan Chase Bank	EUR	3,000,000	USD	4,122,480	USD	27,822

Indonesia Rupiah vs. U.S. Dollar, expiring 11/7/11	JPMorgan Chase Bank	IDR	34,000,000,000		3,743,257		95,371

Malaysian Ringgit vs. U.S. Dollar, expiring 12/1/11	JPMorgan Chase Bank	MYR	12,000,000		3,920,287		(15,588)

Norwegian Krone vs. U.S. Dollar, expiring 11/21/11	JPMorgan Chase Bank	NOK	18,000,000		3,171,247		57,792

Singapore Dollar vs. U.S. Dollar, expiring 12/19/11	JPMorgan Chase Bank	SGD	11,000,000		8,691,530		74,886

Swedish Krona vs. U.S. Dollar, expiring 11/7/11	JPMorgan Chase Bank	SEK	20,000,000		3,114,925		(47,064)

Yuan Renminbi vs. U.S. Dollar, expiring 1/18/12	JPMorgan Chase Bank	CNY	30,000,000		4,696,306		27,118

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Notes to Financial Statements (continued)

		Contract		Contract		Unrealized
		Amount		Amount		Appreciation/
	Counterparty	Sold		Purchased		(Depreciation)

Foreign Currency Sale Contracts:

Euro vs. U.S. Dollar, expiring 11/21/11	JPMorgan Chase Bank	EUR	3,000,000	USD	4,144,800	USD	(5,502)

Norwegian Krone vs. U.S. Dollar, expiring 11/21/11	JPMorgan Chase Bank	NOK	18,000,000		3,191,206		(37,833)

Swedish Krona vs. U.S. Dollar, expiring 11/7/11	JPMorgan Chase Bank	SEK	20,000,000		3,011,867		(55,994)

Yuan Renminbi vs. U.S. Dollar, expiring 1/18/12	JPMorgan Chase Bank	CNY	30,000,000		4,703,300		(20,124)

Net unrealized appreciation (depreciation) on foreign currency forward contracts						USD	100,884

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Australian Dollar	AUD	1,108	USD	991	USD	1,168

Euro	EUR	69		92		96

Mexican Peso	MXN	7,238,924		540,634		543,177

Turkish Lira	YTL	324,000		173,364		183,217

Total			USD	715,081	USD	727,658

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $193,061 and $226,041, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	320,111	$3,842,246
Shares issued to shareholders in reinvestment of dividends and distributions	120,590	1,432,277
Shares redeemed	(323,886)	(3,879,385)

Net increase (decrease) in shares outstanding before conversion	116,815	1,395,138
Shares converted into Investor Class (See Note 1)	231,170	2,750,835
Shares converted from Investor Class (See Note 1)	(126,642)	(1,511,546)

Net increase (decrease)	221,343	$2,634,427

32    MainStay Global High Income Fund

Investor Class	Shares	Amount

Year ended October 31, 2010:
Shares sold	371,119	$4,343,021
Shares issued to shareholders in reinvestment of dividends	98,368	1,138,845
Shares redeemed	(268,529)	(3,118,307)

Net increase (decrease) in shares outstanding before conversion	200,958	2,363,559
Shares converted into Investor Class (See Note 1)	137,320	1,594,288
Shares converted from Investor Class (See Note 1)	(166,602)	(1,955,870)

Net increase (decrease)	171,676	$2,001,977

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	4,367,359	$52,252,654
Shares issued to shareholders in reinvestment of dividends and distributions	566,677	6,688,120
Shares redeemed	(5,850,444)	(69,677,320)

Net increase (decrease) in shares outstanding before conversion	(916,408)	(10,736,546)
Shares converted into Class A (See Note 1)	322,665	3,833,422
Shares converted from Class A (See Note 1)	(78,823)	(909,011)

Net increase (decrease)	(672,566)	$(7,812,135)

Year ended October 31, 2010:
Shares sold	7,292,426	$84,691,593
Shares issued to shareholders in reinvestment of dividends	453,214	5,225,014
Shares redeemed	(4,335,307)	(49,826,408)

Net increase (decrease) in shares outstanding before conversion	3,410,333	40,090,199
Shares converted into Class A (See Note 1)	360,595	4,178,468
Shares converted from Class A (See Note 1)	(29,994)	(356,670)
Shares converted from Class A (a)	(1,610,930)	(17,881,323)

Net increase (decrease)	2,130,004	$26,030,674

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	298,891	$3,526,416
Shares issued to shareholders in reinvestment of dividends and distributions	104,140	1,213,553
Shares redeemed	(394,873)	(4,631,002)

Net increase (decrease) in shares outstanding before conversion	8,158	108,967
Shares converted from Class B (See Note 1)	(353,297)	(4,163,700)

Net increase (decrease)	(345,139)	$(4,054,733)

Year ended October 31, 2010:
Shares sold	455,475	$5,263,440
Shares issued to shareholders in reinvestment of dividends	98,048	1,113,582
Shares redeemed	(361,454)	(4,117,802)

Net increase (decrease) in shares outstanding before conversion	192,069	2,259,220
Shares converted from Class B (See Note 1)	(304,620)	(3,460,216)

Net increase (decrease)	(112,551)	$(1,200,996)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,581,342	$18,636,471
Shares issued to shareholders in reinvestment of dividends and distributions	246,670	2,877,700
Shares redeemed	(2,086,275)	(24,429,250)

Net increase (decrease)	(258,263)	$(2,915,079)

Year ended October 31, 2010:
Shares sold	2,685,921	$30,737,955
Shares issued to shareholders in reinvestment of dividends	174,967	1,995,386
Shares redeemed	(988,281)	(11,246,077)

Net increase (decrease)	1,872,607	$21,487,264

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,645,798	$19,682,784
Shares issued to shareholders in reinvestment of dividends and distributions	122,866	1,448,361
Shares redeemed	(2,924,110)	(34,717,050)

Net increase (decrease)	(1,155,446)	$(13,585,905)

Year ended October 31, 2010:
Shares sold	2,799,804	$33,422,935
Shares issued to shareholders in reinvestment of dividends	51,805	608,123
Shares redeemed	(620,282)	(7,245,557)

Net increase (decrease) in shares outstanding before conversion	2,231,327	26,785,501
Shares converted into Class I (a)	1,609,480	17,881,323

Net increase (decrease)	3,840,807	$44,666,824

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

mainstayinvestments.com    33

Notes to Financial Statements (continued)

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34    MainStay Global High Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Global High Income Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Global High Income Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    35

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $3,036,608 as a long term capital gain distribution.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36    MainStay Global High Income Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    37

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

38    MainStay Global High Income Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    39

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

40    MainStay Global High Income Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    41

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors
LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-25009 MS184-11	MSGH11-12/11
N20

MainStay Government Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	15

Notes to Financial Statements	23

Report of Independent Registered Public Accounting Firm	30

Federal Income Tax Information	31

Proxy Voting Policies and Procedures and Proxy Voting Record	31

Shareholder Reports and Quarterly Portfolio Disclosure	31

Board Members and Officers	32

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–1.90%	4.33%	3.67%	1.32%
		Excluding sales charges	2.73	5.30	4.14	1.32

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–1.87	4.41	3.71	1.20
		Excluding sales charges	2.76	5.38	4.18	1.20

Class B Shares	Maximum 5% CDSC	With sales charges	–3.07	4.16	3.37	2.07
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	1.85	4.50	3.37	2.07

Class C Shares	Maximum 1% CDSC	With sales charges	0.87	4.52	3.37	2.07
	if Redeemed Within One Year of Purchase	Excluding sales charges	1.85	4.52	3.37	2.07

Class I Shares[4]	No Sales Charge		2.99	5.83	4.58	0.95

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Barclays Capital U.S. Government Bond Index[5]	4.89%	6.30%	5.10%

Average Lipper General U.S. Government Fund[6]	5.16	5.72	4.41

5.	The Barclays Capital U.S. Government Bond Index is comprised of publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies, quasi-federal corporations, or corporate debt guaranteed by the U.S. government. The Barclays Capital U.S. Government Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all income and capital gains. An investment cannot be made directly in an Index.
6.	The average Lipper general U.S. government fund is representative of funds that invest primarily in U.S. government and agency issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Government Fund

Cost in Dollars of a $1,000 Investment in MainStay Government Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$1,033.00	$5.94	$1,019.40	$5.90

Class A Shares	$1,000.00	$1,032.70	$5.28	$1,020.00	$5.24

Class B Shares	$1,000.00	$1,028.10	$9.76	$1,015.60	$9.70

Class C Shares	$1,000.00	$1,029.30	$9.77	$1,015.60	$9.70

Class I Shares	$1,000.00	$1,033.70	$4.00	$1,021.30	$3.97

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.16% for Investor Class, 1.03% for Class A, 1.91% for Class B and Class C and 0.78% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

U.S. Government & Federal Agencies	87.30
Short-Term Investment	6.50
Corporate Bonds	5.50
Mortgage-Backed Securities	4.10
Asset-Backed Securities	1.60
Other Assets, Less Liabilities	(5.00)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/25
2.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41
3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 2/1/41
4.	Overseas Private Investment Corporation, 5.142%, due 12/15/23
5.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 5.50%, due 6/1/33
6.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%, due 11/1/20
7.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40
8.	Tennessee Valley Authority, 4.65%, due 6/15/35
9.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41
10.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 7/1/18

8    MainStay Government Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Gary Goodenough, Dan Roberts, PhD, and Louis N. Cohen of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Government Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Government Fund returned 2.73% for Investor Class shares, 2.76% for Class A shares, 1.85% for Class B shares and 1.85% for Class C shares for the 12 months ended October 31, 2011. Over the same period, the Fund’s Class I shares returned 2.99%. All share classes underperformed the 5.16% return of the average Lipper1 general U.S. government fund and the 4.89% return of the Barclays Capital U.S. Government Bond Index2 for the 12 months ended October 31, 2011. The Barclays Capital U.S. Government Bond Index is the Fund’s broad-based securities market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Barclays Capital U.S. Government Bond Index during the reporting period, primarily because of our shorter duration3 positioning. Lipper peer funds with longer durations, especially those with asset concentrations in the back-end of the yield curve,4 benefited relative to the Fund as U.S. Treasury yields fell and the yield curve flattened.5

The Fund’s largest sector allocation was to agency mortgage pass-throughs.6 Their 3.5 year average duration is shorter than the 5.5 year duration of the Barclays Capital U.S. Government Bond Index. As a result, the Fund had a shorter duration and less sensitivity to change in Treasury yields than the benchmark. This contributed to the Fund’s underperformance of the Barclays Capital U.S. Government Bond Index as yields fell during the reporting period.

Our commitment to agency mortgage pass-throughs imparts a yield advantage relative to lower-yielding government-related securities, such as Treasury securities and agency debentures. This effect was a positive contributor to the Fund’s absolute return. However, during the reporting period, the yield advantage was insufficient to compensate for the Fund’s shorter duration.

To partially offset the shorter durations of the Fund’s mortgage-backed securities, we allocated a portion of the Fund to longer-duration agency debentures. This position contributed about a tenth of the Fund’s duration and imparted a bias to a flatter Treasury yield curve compared to an all-mortgage fund. During the reporting period, the Fund benefited from this bias. Lipper peer funds with a stronger bias to a flatter yield curve (by shifting more assets to the long end of the yield curve) would have enjoyed an even greater advantage. Since the Barclays Capital U.S. Government Bond Index has more exposure to the long end of the yield curve than the Fund does, the Fund’s yield-curve posture detracted from the Fund’s performance relative to the benchmark.

For diversification purposes, the Fund held a moderate exposure to non-government-related securities, such as investment-grade corporate bonds, asset-backed securities and commercial mortgage-backed securities. The cautious tone of the market during the reporting period caused spreads7 to widen. As a result, the Fund’s non-government bonds tended to underperform duration-matched Treasury securities, except when the yield cushion was particularly strong. Lipper peer funds with less exposure to non-government-related securities would have been better aligned with the market’s defensive posture. Since the Barclays Capital U.S. Government Bond Index consists entirely of Treasury securities and agency debentures, it was not affected by the subdued performance of credit-related securities.

During the reporting period, Lipper peer funds with large allocations to Ginnie Mae securities enjoyed an advantage. Ginnie Maes outperformed similar-coupon securities issued by Fannie Mae and Freddie Mac because their longer durations amplified price sensitivity to falling Treasury yields. Ginnie Mae borrowers tend to be less responsive to interest-rate changes than borrowers whose loans are pooled into Fannie Mae and Freddie Mac securities, which explains the longer duration (and lower prepayment rate) of Ginnie Maes. This call protection, along with the explicit government guarantee associated with Ginnie Maes, attracted investors. Together these factors helped Ginnie Maes see faster price appreciation than Fannie Maes and Freddie Macs as a flight to safety (or movement toward securities perceived to carry lower risk) caused interest rates to decline and investors to become defensive. During the reporting period, the Fund’s allocation to Ginnie Mae securities was smaller than its allocation to Fannie Mae and Freddie Mac mortgage-backed securities.

What was the Fund’s duration strategy during the reporting period?

The Fund normally maintains an intermediate duration between 3.5 and 4.5 years. During the reporting period, the Fund’s

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital U.S. Government Bond Index.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5. A flattening yield curve implies that the difference in yield between longer-dated Treasury securities and shorter-dated Treasury securities became smaller.
6. Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowners’ monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.
7. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    9

duration fell by four-tenths of a year. The shortening is explained by the drift in mortgage durations as Treasury yields and mortgage rates fell. Homeowners have more opportunities to refinance when mortgage rates are lower. This tends to accelerate the prepayment rates of the securities in which the mortgage loans are pooled.

Lower mortgage rates expand opportunities for outstanding loans to refinance and the durations of mortgage-backed securities usually shorten as mortgage rates follow Treasury yields lower. We often allow the Fund’s duration to drift with the change in mortgage duration rather than compensate by buying or selling U.S. Treasurys. Given the vagaries of Treasury yields, this approach typically avoids the need to swiftly react to rate changes, and then reverse the trade should Treasury yields abruptly turn around. In hindsight, with Treasury yields persistently trending lower for much of the reporting period, it would have been advisable to purchase Treasury securities to offset the Fund’s mortgage-related duration drift.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

We increased the Fund’s allocation to agency mortgage pass-throughs and funded the adjustment with Treasury securities and agency debentures. The rebalancing responded to the improving relative value between mortgage-backed securities and comparable-duration government-related product. Attractive carry8 and balanced supply/demand technicals worked to the sector’s advantage. The adjustment also had a meaningful impact on yield-curve posture, as we pared the Fund’s allocations to the shorter- and longer-term portions of the curve and increased the Fund’s allocation to the center of the yield curve. Initially, the trade had minimal effect on the Fund’s duration, but as the period progressed, the negative convexity9 of the mortgage-backed securities pulled the Fund’s duration shorter as Treasury yields fell.

We maintained our moderate exposure to credit risk as a secondary driver of Fund performance for two reasons. First, we believed that the prospects of the credit-related sectors (investment-grade corporate bonds, commercial mortgage-backed securities and asset-backed securities) were aligned with the decision of the Federal Reserve’s monetary policymaking committee to maintain the federal funds target rate in a range close to zero. Second, we felt that low interest rates would be likely to spark healthy demand for higher-yield products. The Fund ended the period with close to a 12% allocation to non-government-related securities.

During the reporting period, which market segments were the strongest contributors to the Fund’s perfor-
mance and which market segments were particularly weak?

Agency mortgage pass-throughs produced the best total return among the sectors in the Fund. This was especially true of the Fund’s lower-coupon securities, whose durations are longer than average and, for that reason, benefited the most from falling Treasury yields. In light of their longer durations, Ginnie Mae securities were also among the Fund’s best performers.

During the reporting period, the Fund’s weakest performers were investment-grade corporate bonds, whose spreads widened as investors became more risk-averse. Several of the Fund’s government-related agency debentures from less mainstream issuers, such as Tennessee Valley Authority, also struggled during the reporting period. Investors placed a premium on liquidity during the reporting period and preferred more conventional names such as Fannie Mae.

How did the Fund’s sector weightings change during the reporting period?

As mentioned earlier, we increased the Fund’s allocation to agency mortgage pass-throughs, funding the trade with Treasury securities, agency debentures and cash. In addition to the attractive carry and balanced supply/demand technicals previously discussed, the emergence of the Federal Reserve as a new large-scale buyer of agency mortgage pass-throughs improved the sector’s prospects. The increased allocation also introduced incremental yield to the Fund and positioned it to benefit should the yield spread between mortgage-backed securities and comparable-duration Treasury securities narrow.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund held underweight positions in U.S. Treasurys and agency debentures and an overweight position in agency mortgage pass-throughs. There were also modest overweight positions in asset-backed securities, corporate bonds and commercial mortgage-backed securities. The majority of the Fund’s assets have durations between three and seven years. To maintain a Fund duration between four and five years, about 3% of the Fund’s total net assets were invested in longer-duration agency debentures to balance the Fund’s allocation to assets shorter than three years. The short-duration investments consist mostly of seasoned mortgage-backed securities.

8. Carry is the interest cost of financing securities. A positive carry occurs when the return from a security exceeds the financing cost. A negative carry occurs when the financing cost exceeds the return on the security that has been financed.

9. Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Government Fund

Portfolio of Investments††† October 31, 2011

	Principal
	Amount	Value
Long-Term Bonds 98.5%† Asset-Backed Securities 1.6%

Diversified Financial Services 0.5%
Massachusetts RRB Special Purpose Trust Series 2001-1, Class A 6.53%, due 6/1/15	$1,315,311	$1,378,061

Home Equity 0.1%
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (a)	271,863	272,463

Utilities 1.0%
Atlantic City Electric Transition Funding LLC Series 2002-1, Class A4 5.55%, due 10/20/23	2,525,000	3,041,044

Total Asset-Backed Securities (Cost $4,142,711)		4,691,568

Corporate Bonds 5.5%

Agriculture 1.6%
Altria Group, Inc. 9.70%, due 11/10/18	3,400,000	4,569,672

Auto Manufacturers 1.1%
DaimlerChrysler N.A. Holding Corp. 6.50%, due 11/15/13	2,920,000	3,201,278

Electric 1.0%
Great Plains Energy, Inc. 2.75%, due 8/15/13	3,030,000	3,074,262

Pipelines 0.8%
Plains All American Pipeline, L.P./PAA Finance Corp. 5.00%, due 2/1/21	2,300,000	2,471,543

Real Estate Investment Trusts 1.0%
Duke Realty, L.P. 6.75%, due 3/15/20	2,150,000	2,339,374
ProLogis, L.P. 7.375%, due 10/30/19	600,000	681,300

		3,020,674

Total Corporate Bonds (Cost $15,276,613)		16,337,429

Mortgage-Backed Securities 4.1%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 4.1%
Banc of America Commercial Mortgage, Inc. Series 2005-5, Class A2 5.001%, due 10/10/45	113,592	113,610
Bear Stearns Commercial Mortgage Securities Series 2005-PW10, Class A4 5.405%, due 12/11/40 (b)	1,970,000	2,165,852
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 5.902%, due 8/25/36 (c)	642,202	522,730
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5 5.617%, due 10/15/48	710,000	770,657
Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,464,000	1,594,542
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (d)	620,000	665,552
GE Capital Commercial Mortgage Corp. Series 2004-C2, Class A4 4.893%, due 3/10/40	1,000,000	1,062,269
GS Mortgage Securities Corp. II Series 2011-GC5, Class A2 2.999%, due 8/10/44	800,000	801,802
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2011-C4, Class A3 4.106%, due 7/15/46 (d)	655,000	662,835
Series 2007-CB20, Class A3 5.819%, due 2/12/51	600,000	638,972
Merrill Lynch Mortgage Trust Series 2003-KEY1, Class A4 5.236%, due 11/12/35 (b)	950,000	1,006,536
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.59%, due 2/25/42 (b)(d)(e)(f)	1,423,631	1,281,268
RBSCF Trust Series 2010-MB1, Class A2 3.686%, due 4/15/24 (d)	800,000	839,839

Total Mortgage-Backed Securities (Cost $12,055,162)		12,126,464

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
U.S. Government & Federal Agencies 87.3%

Fannie Mae (Collateralized Mortgage Obligation) 0.0%‡
Series 2006-B1, Class AB 6.00%, due 6/25/16	$116,468	$116,904

Fannie Mae Grantor Trust (Collateralized Mortgage Obligation) 1.4%
Series 2003-T1, Class B 4.491%, due 11/25/12	3,865,000	4,012,429

Fannie Mae Strip (Collateralized Mortgage Obligations) 0.1%
Series 360, Class 2, IO 5.00%, due 8/1/35 (g)	1,176,052	184,704
Series 361, Class 2, IO 6.00%, due 10/1/35 (g)	194,746	32,555

		217,259

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 17.6%
2.375%, due 3/1/35 (b)	65,369	68,734
3.50%, due 10/1/25	1,171,842	1,216,738
3.50%, due 11/1/25	5,529,834	5,741,695
4.00%, due 3/1/25	3,688,254	3,903,671
4.00%, due 7/1/25	1,416,676	1,498,091
4.00%, due 12/1/40	4,868,818	5,090,102
X 4.00%, due 2/1/41	8,436,453	8,808,820
X 4.00%, due 3/1/41	9,710,647	10,151,989
4.00%, due 4/1/41	939,834	978,877
4.50%, due 3/1/41	1,381,673	1,465,248
5.00%, due 1/1/20	463,627	499,770
5.00%, due 6/1/33	2,061,637	2,223,950
5.00%, due 8/1/33	1,765,248	1,899,676
5.00%, due 5/1/36	1,938,765	2,081,257
5.00%, due 10/1/39	2,082,714	2,272,558
5.06%, due 6/1/35 (b)	622,065	661,039
5.371%, due 2/1/37 (b)	129,011	135,966
5.50%, due 1/1/21	1,109,995	1,200,170
5.50%, due 11/1/35	1,189,605	1,309,518
5.50%, due 11/1/36	397,439	439,985
6.50%, due 4/1/37	284,115	315,994

		51,963,848

Federal National Mortgage Association 1.1%
4.625%, due 5/1/13	2,990,000	3,167,495

Federal National Mortgage Association (Mortgage Pass-Through Securities) 50.5%
2.028%, due 11/1/34 (b)	347,968	364,446
2.356%, due 4/1/34 (b)	693,907	729,323
X 3.50%, due 11/1/20	6,515,203	6,830,308
3.50%, due 10/1/25	2,684,511	2,793,121
X 3.50%, due 11/1/25	19,384,397	20,168,656
3.50%, due 2/1/41	4,559,360	4,639,059
4.00%, due 9/1/31	4,459,962	4,680,086
4.00%, due 2/1/41	1,390,959	1,457,220
4.00%, due 3/1/41	3,525,056	3,698,486
X 4.50%, due 7/1/18	5,456,137	5,846,081
4.50%, due 11/1/18	3,696,865	3,961,076
4.50%, due 6/1/23	3,231,014	3,445,775
4.50%, due 7/1/39	4,428,271	4,763,851
4.50%, due 9/1/40	2,541,347	2,733,933
4.50%, due 12/1/40	3,971,777	4,222,495
X 4.50%, due 1/1/41	5,605,007	6,029,762
5.00%, due 9/1/17	1,754,782	1,895,859
5.00%, due 9/1/20	184,533	199,254
5.00%, due 11/1/33	1,679,209	1,812,234
5.00%, due 6/1/35	2,090,969	2,255,959
5.00%, due 10/1/35	988,508	1,065,889
5.00%, due 1/1/36	508,271	548,059
5.00%, due 2/1/36	3,728,455	4,020,323
5.00%, due 5/1/36	2,594,648	2,797,760
5.00%, due 6/1/36	720,493	776,894
5.00%, due 9/1/36	663,255	715,175
5.00%, due 3/1/40	3,016,380	3,289,740
5.00%, due 2/1/41	4,236,410	4,651,446
5.50%, due 1/1/17	129,896	141,057
5.50%, due 2/1/17	2,751,761	2,987,301
5.50%, due 6/1/19	1,341,140	1,472,306
5.50%, due 11/1/19	1,410,685	1,548,653
5.50%, due 4/1/21	2,366,320	2,572,608
X 5.50%, due 6/1/33	6,333,667	6,913,593
5.50%, due 11/1/33	3,427,111	3,740,905
5.50%, due 12/1/33	4,089,978	4,464,467
5.50%, due 6/1/34	908,313	991,339
5.50%, due 12/1/34	488,814	533,495
5.50%, due 3/1/35	1,654,232	1,805,439
5.50%, due 12/1/35	479,790	523,571
5.50%, due 4/1/36	1,648,090	1,798,478
5.50%, due 9/1/36	453,668	495,207
5.50%, due 7/1/37	576,482	640,886
6.00%, due 12/1/16	222,555	241,630
6.00%, due 11/1/32	930,928	1,033,330
6.00%, due 1/1/33	652,846	724,659
6.00%, due 3/1/33	800,471	888,022
6.00%, due 9/1/34	240,026	265,454
6.00%, due 8/1/35 TBA (h)	5,300,000	5,807,640
6.00%, due 9/1/35	2,715,717	3,033,047
6.00%, due 10/1/35	615,371	686,803
6.00%, due 6/1/36	1,584,737	1,742,716
6.00%, due 11/1/36	1,974,096	2,188,779

The notes to the financial statements are an integral part of,

12 MainStay Government Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)

6.00%, due 4/1/37	$419,831	$458,403
6.50%, due 10/1/31	487,474	549,599
6.50%, due 2/1/37	236,317	262,003

		148,903,660

Government National Mortgage Association (Mortgage Pass-Through Securities) 7.9%
4.00%, due 7/15/39	1,394,830	1,490,534
4.00%, due 9/20/40	3,414,793	3,648,026
4.00%, due 1/15/41	3,847,918	4,111,936
X 4.50%, due 5/20/40	5,930,818	6,440,324
5.00%, due 5/1/38 TBA (h)	1,500,000	1,645,313
5.50%, due 3/1/36 TBA (h)	2,950,000	3,268,969
6.00%, due 8/15/32	881,182	990,228
6.00%, due 12/15/32	408,909	459,164
6.50%, due 8/15/28	351,651	402,102
6.50%, due 4/15/31	794,823	909,102

		23,365,698

X Overseas Private Investment Corporation 2.6%
5.142%, due 12/15/23 (i)	6,735,969	7,794,324

Tennessee Valley Authority 4.3%
3.875%, due 2/15/21	2,250,000	2,503,845
X 4.65%, due 6/15/35 (i)	5,605,000	6,304,633
6.25%, due 12/15/17 (i)	2,980,000	3,732,974

		12,541,452

United States Treasury Notes 1.8%
2.00%, due 7/15/14 T.I.P.S. (j)	4,806,960	5,232,828

Total U.S. Government & Federal Agencies (Cost $244,506,621)		257,315,897

Total Long-Term Bonds (Cost $275,981,107)		290,471,358

Short-Term Investment 6.5%

Repurchase Agreement 6.5%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $19,067,467 (Collateralized by a Federal Home Loan Mortgage Corp. security with a rate of 0.78% and a maturity date of 9/8/14, with a Principal Amount of $19,440,000 and a Market Value of $19,451,042)	19,067,462	19,067,462

Total Short-Term Investment (Cost $19,067,462)		19,067,462

Total Investments (Cost $295,048,569) (k)	105.0%	309,538,820
Other Assets, Less Liabilities	(5.0)	(14,670,470)
Net Assets	100.0%	$294,868,350

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Subprime mortgage investment and other asset-backed securities—The total market value of these securities at October 31, 2011 is $272,463, which represents 0.1% of the Fund’s net assets.
(b)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(c)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at October 31, 2011.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(e)	Illiquid security—The total market value of this security at October 31, 2011 is $1,281,268, which represents 0.4% of the Fund’s net assets.
(f)	Fair valued security—The total market value of this security at October 31, 2011 is $1,281,268, which represents 0.4% of the Fund’s net assets.
(g)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest is calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† October 31, 2011 (continued)

(h)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. The market value of these securities at October 31, 2011 is $10,721,922, which represents 3.6% of the Fund’s net assets. All or a portion of these securities were acquired under a mortgage dollar roll agreement.
(i)	United States Government Guaranteed Security.
(j)	Treasury Inflation Protected Security—Pays a fixed rate of interest on a principal amount that is continuously adjusted for inflation based on the Consumer Price Index-Urban Consumers.
(k)	At October 31, 2011, cost is $295,048,569 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$14,840,025
Gross unrealized depreciation	(349,774)

Net unrealized appreciation	$14,490,251

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$4,691,568	$—	$4,691,568
Corporate Bonds	—	16,337,429	—	16,337,429
Mortgage-Backed Securities (b)	—	10,845,196	1,281,268	12,126,464
U.S. Government & Federal Agencies	—	257,315,897	—	257,315,897

Total Long-Term Bonds	—	289,190,090	1,281,268	290,471,358

Short-Term Investment
Repurchase Agreement	—	19,067,462	—	19,067,462

Total Investments in Securities	$—	$308,257,552	$1,281,268	$309,538,820

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $1,281,268 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

											Change in
											Unrealized
											Appreciation
											(Depreciation)
											from
	Balance			Change in						Balance	Investments
	as of	Accrued	Realized	Unrealized				Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation				in to	out of	October 31,	October 31,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases	Sales		Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)
	$1,412,917	$638	$960	$(70,379)	$—	$(62,868)	(b)	$—	$—	$1,281,268	$(72,531)

Total	$1,412,917	$638	$960	$(70,379)	$—	$(62,868)		$—	$—	$1,281,268	$(72,531)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Sales include principal reductions.

The notes to the financial statements are an integral part of,

14 MainStay Government Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $295,048,569)	$309,538,820
Receivables:
Interest	1,481,239
Fund shares sold	240,129
Investment securities sold	47,476
Other assets	31,481

Total assets	311,339,145

Liabilities
Payables:
Investment securities purchased	15,680,116
Fund shares redeemed	289,234
Manager (See Note 3)	133,175
Transfer agent (See Note 3)	132,117
NYLIFE Distributors (See Note 3)	96,184
Shareholder communication	37,265
Professional fees	15,426
Custodian	1,135
Trustees	1,078
Accrued expenses	4,647
Dividend payable	80,418

Total liabilities	16,470,795

Net assets	$294,868,350

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$332,398
Additional paid-in capital	279,131,132

279,463,530
Undistributed net investment income	114,418
Accumulated net realized gain (loss) on investments	800,151
Net unrealized appreciation (depreciation) on investments	14,490,251

Net assets	$294,868,350

Investor Class
Net assets applicable to outstanding shares	$59,532,792

Shares of beneficial interest outstanding	6,692,335

Net asset value per share outstanding	$8.90
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.32

Class A
Net assets applicable to outstanding shares	$176,253,470

Shares of beneficial interest outstanding	19,883,096

Net asset value per share outstanding	$8.86
Maximum sales charge (4.50% of offering price)	0.42

Maximum offering price per share outstanding	$9.28

Class B
Net assets applicable to outstanding shares	$25,643,582

Shares of beneficial interest outstanding	2,893,726

Net asset value and offering price per share outstanding	$8.86

Class C
Net assets applicable to outstanding shares	$29,440,719

Shares of beneficial interest outstanding	3,323,625

Net asset value and offering price per share outstanding	$8.86

Class I
Net assets applicable to outstanding shares	$3,997,787

Shares of beneficial interest outstanding	447,008

Net asset value and offering price per share outstanding	$8.94

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest	$11,073,630

Expenses
Manager (See Note 3)	1,821,295
Distribution/Service—Investor Class (See Note 3)	149,562
Distribution/Service—Class A (See Note 3)	437,806
Distribution/Service—Class B (See Note 3)	296,223
Distribution/Service—Class C (See Note 3)	263,845
Transfer agent (See Note 3)	795,386
Registration	83,159
Shareholder communication	67,779
Professional fees	67,211
Custodian	16,887
Trustees	7,746
Miscellaneous	15,341

Total expenses before waiver/reimbursement	4,022,240
Expense waiver/reimbursement from Manager (See Note 3)	(424,366)

Net expenses	3,597,874

Net investment income (loss)	7,475,756

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	987,044
Net change in unrealized appreciation (depreciation) on investments	(1,949,853)

Net realized and unrealized gain (loss) on investments	(962,809)

Net increase (decrease) in net assets resulting from operations	$6,512,947

The notes to the financial statements are an integral part of,

16 MainStay Government Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,475,756	$7,377,183
Net realized gain (loss) on investments and futures transactions	987,044	4,949,454
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(1,949,853)	5,295,334

Net increase (decrease) in net assets resulting from operations	6,512,947	17,621,971

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(1,848,261)	(1,482,338)
Class A	(5,676,902)	(4,608,640)
Class B	(703,945)	(655,007)
Class C	(634,595)	(537,566)
Class I	(116,464)	(87,752)

	(8,980,167)	(7,371,303)

From net realized gain on investments:
Investor Class	(627,647)	—
Class A	(1,869,468)	—
Class B	(346,140)	—
Class C	(314,704)	—
Class I	(40,882)	—

	(3,198,841)	—

Total dividends and distributions to shareholders	(12,179,008)	(7,371,303)

Capital share transactions:
Net proceeds from sale of shares	36,073,606	44,606,523
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	10,603,969	6,259,349
Cost of shares redeemed	(70,986,403)	(67,218,092)

Increase (decrease) in net assets derived from capital share transactions	(24,308,828)	(16,352,220)

Net increase (decrease) in net assets	(29,974,889)	(6,101,552)

Net Assets
Beginning of year	324,843,239	330,944,791

End of year	$294,868,350	$324,843,239

Undistributed net investment income at end of year	$114,418	$1,431,993

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Investor Class
							February 28,
							2008**
							through
	Year ended October 31,						October 31,
	2011		2010		2009		2008
Net asset value at beginning of period	$9.03		$8.75		$8.16		$8.41

Net investment income (loss) (a)	0.23		0.21		0.26		0.22
Net realized and unrealized gain (loss) on investments	(0.00	)‡	0.28		0.59		(0.26)

Total from investment operations	0.23		0.49		0.85		(0.04)

Less dividends and distributions:
From net investment income	(0.27)		(0.21)		(0.26)		(0.21)
From net realized gain on investments	(0.09)		—		—		—

Total dividends and distributions	(0.36)		(0.21)		(0.26)		(0.21)

Net asset value at end of period	$8.90		$9.03		$8.75		$8.16

Total investment return (b)	2.73%		5.67%		10.67%		(0.57	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.61%		2.37%		2.99%		3.89	% ††
Net expenses	1.17%		1.15%		1.04%		1.07	% ††
Expenses (before waiver/reimbursement)	1.31%		1.32%		1.34%		1.38	% ††
Portfolio turnover rate	62	% (d)	132	% (d)	103	% (d)	51	% (d)
Net assets at end of period (in 000’s)	$59,533		$62,350		$63,591		$61,147

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 43%, 19%, 45% and 43% for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

18 MainStay Government Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$9.00		$8.72		$8.13		$8.21		$8.19

Net investment income (loss) (a)	0.24		0.22		0.27		0.33		0.34
Net realized and unrealized gain (loss) on investments	(0.01)		0.28		0.59		(0.07)		0.03

Total from investment operations	0.23		0.50		0.86		0.26		0.37

Less dividends and distributions:
From net investment income	(0.28)		(0.22)		(0.27)		(0.34)		(0.35)
From net realized gain on investments	(0.09)		—		—		—		—

Total dividends and distributions	(0.37)		(0.22)		(0.27)		(0.34)		(0.35)

Net asset value at end of year	$8.86		$9.00		$8.72		$8.13		$8.21

Total investment return (b)	2.76%		5.81%		10.71%		3.12%		4.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%		2.49%		3.11%		4.00%		4.16%
Net expenses	1.03%		1.03%		0.92%		0.97%		1.05%
Expenses (before waiver/reimbursement)	1.17%		1.20%		1.21%		1.28%		1.35%
Portfolio turnover rate	62	% (c)	132	% (c)	103	% (c)	51	% (c)	11%
Net assets at end of year (in 000’s)	$176,253		$187,828		$187,771		$182,621		$227,896

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 43%, 19%, 45% and 43% for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$9.00		$8.71		$8.13		$8.20		$8.19

Net investment income (loss) (a)	0.16		0.14		0.19		0.26		0.28
Net realized and unrealized gain (loss) on investments	(0.00	)‡	0.29		0.59		(0.06)		0.02

Total from investment operations	0.16		0.43		0.78		0.20		0.30

Less dividends and distributions:
From net investment income	(0.21)		(0.14)		(0.20)		(0.27)		(0.29)
From net realized gain on investments	(0.09)		—		—		—		—

Total dividends and distributions	(0.30)		(0.14)		(0.20)		(0.27)		(0.29)

Net asset value at end of year	$8.86		$9.00		$8.71		$8.13		$8.20

Total investment return (b)	1.85%		5.02%		9.62%		2.41%		3.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.85%		1.62%		2.24%		3.18%		3.41%
Net expenses	1.92%		1.90%		1.79%		1.79%		1.80%
Expenses (before waiver/reimbursement)	2.06%		2.07%		2.09%		2.10%		2.10%
Portfolio turnover rate	62	% (c)	132	% (c)	103	% (c)	51	% (c)	11%
Net assets at end of year (in 000’s)	$25,644		$36,859		$45,178		$51,826		$50,123

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 43%, 19%, 45% and 43% for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

20 MainStay Government Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$9.00		$8.71		$8.12		$8.20		$8.18

Net investment income (loss) (a)	0.16		0.14		0.19		0.26		0.28
Net realized and unrealized gain (loss) on investments	(0.00	)‡	0.29		0.60		(0.07)		0.03

Total from investment operations	0.16		0.43		0.79		0.19		0.31

Less dividends and distributions:
From net investment income	(0.21)		(0.14)		(0.20)		(0.27)		(0.29)
From net realized gain on investments	(0.09)		—		—		—		—

Total dividends and distributions	(0.30)		(0.14)		(0.20)		(0.27)		(0.29)

Net asset value at end of year	$8.86		$9.00		$8.71		$8.12		$8.20

Total investment return (b)	1.85%		5.02%		9.75%		2.28%		3.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.86%		1.62%		2.23%		3.16%		3.41%
Net expenses	1.92%		1.90%		1.80%		1.80%		1.80%
Expenses (before waiver/reimbursement)	2.06%		2.07%		2.09%		2.11%		2.10%
Portfolio turnover rate	62	% (c)	132	% (c)	103	% (c)	51	% (c)	11%
Net assets at end of year (in 000’s)	$29,441		$33,523		$32,659		$25,967		$7,621

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 43%, 19%, 45% and 43% for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011		2010		2009		2008		2007
Net asset value at beginning of year	$9.08		$8.79		$8.19		$8.26		$8.24

Net investment income (loss) (a)	0.26		0.24		0.30		0.35		0.40
Net realized and unrealized gain (loss) on investments	(0.00	)‡	0.29		0.61		(0.04)		0.02

Total from investment operations	0.26		0.53		0.91		0.31		0.42

Less dividends and distributions:
From net investment income	(0.31)		(0.24)		(0.31)		(0.38)		(0.40)
From net realized gain on investments	(0.09)		—		—		—		—

Total dividends and distributions	(0.40)		(0.24)		(0.31)		(0.38)		(0.40)

Net asset value at end of year	$8.94		$9.08		$8.79		$8.19		$8.26

Total investment return (b)	2.99%		6.14%		11.21%		3.68%		5.31%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.99%		2.74%		3.52%		4.24%		4.84%
Net expenses	0.78%		0.78%		0.51%		0.40%		0.42%
Expenses (before reimbursement/waiver)	0.92%		0.95%		0.97%		0.99%		1.00%
Portfolio turnover rate	62	% (c)	132	% (c)	103	% (c)	51	% (c)	11%
Net assets at end of year (in 000’s)	$3,998		$4,284		$1,746		$1,332		$7

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 43%, 19%, 45% and 43% for the years ended October 31, 2011, 2010, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

22 MainStay Government Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Government Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek a high level of current income, consistent with safety of principal.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and

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Notes to Financial Statements (continued)

electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $1,281,268 that were fair valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses

24    MainStay Government Fund

can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(J) Concentration of Risk. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of

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Notes to Financial Statements (continued)

the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.575% from $500 million to $1 billion; and 0.55% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the management fee does not exceed 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.62% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for the Fund’s Class A shares do not exceed 1.03% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $1,821,295 and waived its fees and/or reimbursed expenses in the amount of $424,366.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $9,065 and $18,089, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $18, $186, $36,342 and $4,460, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$210,173

Class A	381,142

Class B	104,387

Class C	92,635

Class I	7,049

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$223	0	.0%‡

Class C	134	0	.0‡

Class I	1,406	0	.0‡

‡	Less than one-tenth of a percent.

26    MainStay Government Fund

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $4,556. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$194,836	$800,151	$(80,418)	$14,490,251	$15,404,820

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized loss on investments and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$186,836	$(186,836)	$—

The reclassifications for the Fund are primarily due to reclassifications of distributions, reclassification of consent fee and reclassification of mortgage dollar roll income.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$10,772,458	$7,371,303
Long-Term Capital Gain	1,406,550

Total	$12,179,008	$7,371,303

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of U.S. government securities were $170,729 and $194,836, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $8,539 and $7,180, respectively.

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Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	343,721	$3,025,097
Shares issued to shareholders in reinvestment of dividends and distributions	267,408	2,336,563
Shares redeemed	(1,100,521)	(9,665,253)

Net increase (decrease) in shares outstanding before conversion	(489,392)	(4,303,593)
Shares converted into Investor Class (See Note 1)	608,534	5,358,070
Shares converted from Investor Class (See Note 1)	(328,281)	(2,896,937)

Net increase (decrease)	(209,139)	$(1,842,460)

Year ended October 31, 2010:
Shares sold	569,341	$5,062,853
Shares issued to shareholders in reinvestment of dividends	155,988	1,382,025
Shares redeemed	(1,148,151)	(10,141,750)

Net increase (decrease) in shares outstanding before conversion	(422,822)	(3,696,872)
Shares converted into Investor Class (See Note 1)	490,439	4,330,699
Shares converted from Investor Class (See Note 1)	(436,619)	(3,880,711)

Net increase (decrease)	(369,002)	$(3,246,884)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,914,964	$16,878,805
Shares issued to shareholders in reinvestment of dividends and distributions	757,731	6,598,175
Shares redeemed	(4,207,878)	(36,808,755)

Net increase (decrease) in shares outstanding before conversion	(1,535,183)	(13,331,775)
Shares converted into Class A (See Note 1)	710,048	6,229,812
Shares converted from Class A (See Note 1)	(151,756)	(1,336,414)

Net increase (decrease)	(976,891)	$(8,438,377)

Year ended October 31, 2010:
Shares sold	2,181,501	$19,309,383
Shares issued to shareholders in reinvestment of dividends	443,278	3,915,689
Shares redeemed	(3,905,060)	(34,386,342)

Net increase (decrease) in shares outstanding before conversion	(1,280,281)	(11,161,270)
Shares converted into Class A (See Note 1)	876,130	7,737,236
Shares converted from Class A (See Note 1)	(126,442)	(1,111,827)
Shares converted from Class A (a)	(147,997)	(1,284,614)

Net increase (decrease)	(678,590)	$(5,820,475)

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	445,347	$3,921,619
Shares issued to shareholders in reinvestment of dividends and distributions	109,970	955,825
Shares redeemed	(916,747)	(8,020,044)

Net increase (decrease) in shares outstanding before conversion	(361,430)	(3,142,600)
Shares converted from Class B (See Note 1)	(840,071)	(7,354,531)

Net increase (decrease)	(1,201,501)	$(10,497,131)

Year ended October 31, 2010:
Shares sold	834,658	$7,352,568
Shares issued to shareholders in reinvestment of dividends	66,810	589,270
Shares redeemed	(1,186,277)	(10,396,840)

Net increase (decrease) in shares outstanding before conversion	(284,809)	(2,455,002)
Shares converted from Class B (See Note 1)	(804,288)	(7,075,397)

Net increase (decrease)	(1,089,097)	$(9,530,399)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,140,103	$10,110,598
Shares issued to shareholders in reinvestment of dividends and distributions	68,135	591,811
Shares redeemed	(1,610,748)	(14,044,322)

Net increase (decrease)	(402,510)	$(3,341,913)

Year ended October 31, 2010:
Shares sold	1,153,364	$10,172,156
Shares issued to shareholders in reinvestment of dividends	35,268	311,299
Shares redeemed	(1,211,719)	(10,664,364)

Net increase (decrease)	(23,087)	$(180,909)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	239,647	$2,137,487
Shares issued to shareholders in reinvestment of dividends and distributions	13,825	121,595
Shares redeemed	(278,226)	(2,448,029)

Net increase (decrease)	(24,754)	$(188,947)

Year ended October 31, 2010:
Shares sold	301,914	$2,709,563
Shares issued to shareholders in reinvestment of dividends	6,836	61,066
Shares redeemed	(182,429)	(1,628,796)

Net increase (decrease) in shares outstanding before conversion	126,321	1,141,833
Shares converted into Class I (a)	146,813	1,284,614

Net increase (decrease)	273,134	$2,426,447

28    MainStay Government Fund

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    29

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Government Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Government Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2011

30    MainStay Government Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years. Accordingly, the Fund paid $1,406,550 as a long term capital gain distribution.

In February 2012 shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute From 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    31

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

32    MainStay Government Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    33

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

34    MainStay Government Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    35

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

36    MainStay Government Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24949 MS284-11	MSG11-12/11
N07

MainStay High Yield Corporate Bond Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	10

Financial Statements	23

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	41

Federal Income Tax Information	42

Proxy Voting Policies and Procedures and Proxy Voting Record	42

Shareholder Reports and Quarterly Portfolio Disclosure	42

Board Members and Officers	43

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	0.94%	5.16%	8.54%	1.08%
		Excluding sales charges	5.69	6.13	9.04	1.08

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	1.17	5.23	8.58	1.03
		Excluding sales charges	5.94	6.21	9.08	1.03

Class B Shares	Maximum 5% CDSC	With sales charges	0.02	5.04	8.25	1.83
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	4.95	5.34	8.25	1.83

Class C Shares	Maximum 1% CDSC	With sales charges	3.96	5.34	8.25	1.83
	if Redeemed Within One Year of Purchase	Excluding sales charges	4.95	5.34	8.25	1.83

Class I Shares[4]	No Sales Charge		6.19	6.44	9.36	0.78

Class R2 Shares[5]	No Sales Charge		5.67	6.10	8.99	1.13

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.
5.	Class R2 shares, first offered on December 14, 2007, but did not commence investment operations until May 1, 2008. Performance figures for Class R2 shares include the historical performance of Class B shares through April 30, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class R2 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Credit Suisse High Yield Index[6]	5.62%	7.63%	9.36%

Average Lipper High Current Yield Fund[7]	3.60	5.61	7.31

6.	The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. The Credit Suisse High Yield Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper high current yield fund is representative of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay High Yield Corporate Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$1,007.00	$5.26	$1,020.00	$5.30

Class A Shares	$1,000.00	$1,008.90	$4.96	$1,020.30	$4.99

Class B Shares	$1,000.00	$1,003.20	$9.04	$1,016.20	$9.10

Class C Shares	$1,000.00	$1,003.20	$9.04	$1,016.20	$9.10

Class I Shares	$1,000.00	$1,008.50	$3.70	$1,021.50	$3.72

Class R2 Shares	$1,000.00	$1,006.80	$5.46	$1,019.80	$5.50

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.04% for Investor Class, 0.98% for Class A, 1.79% for Class B and Class C, 0.73% for Class I and 1.08% for Class R2) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Corporate Bonds	80.3
Yankee Bonds	9.1
Short-Term Investment	6.1
Loan Assignments & Participations	2.1
Other Assets, Less Liabilities	1.2
Convertible Bonds	0.7
Preferred Stocks	0.4
Common Stocks	0.1
Warrants	0.0

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2011 (excluding short-term investment)

1.	Ally Financial, Inc., zero coupon-8.30%, due 12/1/12–11/1/31
2.	Ford Motor Credit Co. LLC, 7.00%–12.00%, due 6/1/14–5/15/15
3.	Reliant Energy, Inc., 7.625%–7.875%, due 6/15/14–6/15/17
4.	HCA, Inc., 5.75%–9.875%, due 3/15/14–2/15/22
5.	Texas Industries, Inc., 9.25%, due 8/15/20
6.	Calpine Construction Finance Co., L.P. and CCFC Finance Corp., 8.00%, due 6/1/16

7.	Georgia-Pacific Corp., 7.125%–8.875%, due 1/15/17–5/15/31
8.	Copano Energy LLC/Copano Energy Finance Corp., 7.125%–7.75%, due 6/1/18–4/1/21
9.	Nova Chemicals Corp., 3.773%–8.625%, due 1/15/12–11/1/19
10.	Cott Beverages, Inc., 8.125%–8.375%, due 11/15/17–9/1/18

8    MainStay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager J. Matthew Philo, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay High Yield Corporate Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay High Yield Corporate Bond Fund returned 5.69% for Investor Class shares, 5.94% for Class A shares, 4.95% for Class B shares and 4.95% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 6.19% and Class R2 shares returned 5.67%. All share classes outperformed the 3.60% return of the average Lipper1 high cur-
rent yield fund for the 12 months ended October 31, 2011. Over the same period, Class B and Class C shares underper-formed—and all other share classes outperformed—the 5.62% return of the Credit Suisse High Yield Index.2 The Credit Suisse High Yield Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s performance relative to the Credit Suisse High Yield Index resulted from our bottom-up investment style, which focuses on individual companies to determine risk-group weightings in the context of historical yields and spreads.3 The Fund remained conservatively positioned throughout the reporting period in response to our belief that valuations among riskier high-yield bonds were unattractive and business fundamentals for many high-yield issuers were weak.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The U.S. high-yield market generated positive returns for the year, but there was significant volatility. Strong initial gains were driven by an extremely low-interest-rate environment and the massive liquidity created through U.S. government monetary stimulus. This combination created additional demand for credit product and provided incentives to invest in riskier asset classes. Toward the end of the reporting period, the market declined as the effects of the stimulus dissipated, sovereign debt concerns in Europe deepened and evidence of a global economic slowdown emerged.

During the reporting period, which industry positions were the strongest contributors to the Fund’s absolute performance and which industry positions were particularly weak?

The most significant positive contributors to the Fund’s absolute performance were investments in the energy, transportation and financials industries. Although no industries generated negative absolute returns during the reporting period, the Fund’s investments in the retail, communications and food and drug industries contributed the least to the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund purchased bonds of auto manufacturer Jaguar Land Rover and specialty oil refiner Calumet Specialty Products. The Fund sold its bonds of hospital operator Capella Healthcare and home health care service provider Gentiva Health Services.

How did the Fund’s industry weightings change during the reporting period?

During the reporting period, the Fund increased its weighting relative to the Credit Suisse High Yield Index in the energy industry. The Fund decreased its weighting relative to the Credit Suisse High Yield Index in the technology industry.

How was the Fund positioned at the end of the reporting period?

As of October 31, 2011, the Fund held overweight positions relative to the Credit Suisse High Yield Index in the transportation, health care and financials industries. As of the same date, the Fund was underweight relative to the Credit Suisse High Yield Index in the services, information technology and media industries.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Credit Suisse High Yield Index.
3. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    9

Portfolio of Investments October 31, 2011

	Principal
	Amount	Value
Long-Term Bonds 92.2%† Convertible Bonds 0.7%

Finance—Investment Banker/Broker 0.0%‡
MF Global Holdings, Ltd. 3.375%, due 8/1/18 (a)	$3,000,000	$1,417,500

Health Care—Products 0.1%
Bio Rad Labs 8.00%, due 9/15/16	7,810,000	8,512,900

Holding Company—Diversified 0.5%
Icahn Enterprises, L.P. 4.00%, due 8/15/13 (b)	30,320,000	28,500,800

Internet 0.0%‡
At Home Corp. 4.75%, due 12/31/49 (a)(c)(d)(e)	61,533,853	6,154

Retail 0.1%
Sonic Automotive, Inc. 5.00%, due 10/1/29	2,500,000	3,303,125

Total Convertible Bonds (Cost $40,138,204)		41,740,479

Corporate Bonds 80.3%

Advertising 0.6%
Lamar Media Corp.
Series C 6.625%, due 8/15/15	19,648,000	19,746,240
7.875%, due 4/15/18	7,490,000	7,845,775
9.75%, due 4/1/14	9,780,000	10,758,000

		38,350,015

Aerospace & Defense 1.0%
Alliant Techsystems, Inc. 6.875%, due 9/15/20	4,525,000	4,649,437
BE Aerospace, Inc. 8.50%, due 7/1/18	9,750,000	10,651,875
DAE Aviation Holdings, Inc. 11.25%, due 8/1/15 (f)	14,700,000	15,435,000
TransDigm, Inc. 7.75%, due 12/15/18	32,500,000	35,262,500

		65,998,812

Airlines 0.0%‡
Northwest Airlines, Inc. Series 2001-1, Class 1B 7.691%, due 4/1/17	2,922,447	2,893,223

Apparel 0.4%
Hanesbrands, Inc. 8.00%, due 12/15/16	7,850,000	8,478,000
Unifi, Inc. 11.50%, due 5/15/14	14,477,000	14,657,963

		23,135,963

Auto Manufacturers 0.4%
Chrysler Group LLC/CG Co-Issuer, Inc. 8.25%, due 6/15/21 (f)	15,890,000	14,539,350
Ford Motor Co. 6.50%, due 8/1/18	2,645,000	2,823,538
Oshkosh Corp. 8.25%, due 3/1/17	9,144,000	9,395,460
8.50%, due 3/1/20	2,010,000	2,070,300

		28,828,648

Auto Parts & Equipment 2.8%
AE Escrow Corp. 9.75%, due 3/15/20 (f)	9,080,000	9,443,200
Affinia Group, Inc. 9.00%, due 11/30/14	17,230,000	17,100,775
Allison Transmission, Inc. 7.125%, due 5/15/19 (f)	14,105,000	13,681,850
11.00%, due 11/1/15 (f)	4,520,000	4,757,300
Cooper Tire & Rubber Co. 7.625%, due 3/15/27	3,070,000	2,763,000
Cooper-Standard Automotive, Inc. 8.50%, due 5/1/18	13,020,000	13,817,475
Dana Holding Corp. 6.50%, due 2/15/19	14,305,000	14,412,287
6.75%, due 2/15/21	2,915,000	2,958,725
Delphi Corp. 5.875%, due 5/15/19 (f)	24,780,000	25,151,700
Exide Technologies 8.625%, due 2/1/18	8,350,000	8,350,000
FleetPride Corp. 11.50%, due 10/1/14 (f)	20,015,000	19,514,625
Lear Corp. 8.125%, due 3/15/20	2,910,000	3,186,450
Lear Corp. (Escrow Shares) 8.75%, due 12/1/16 (d)(e)(g)	15,444,000	23,166
Tenneco, Inc. 6.875%, due 12/15/20	10,225,000	10,480,625
7.75%, due 8/15/18	1,300,000	1,365,000
8.125%, due 11/15/15	10,691,000	11,065,185
Titan International, Inc. 7.875%, due 10/1/17	4,480,000	4,704,000
TRW Automotive, Inc. 7.00%, due 3/15/14 (f)	3,700,000	3,903,500
8.875%, due 12/1/17 (f)	11,595,000	12,696,525

		179,375,388

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

10 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Banks 1.8%
X Ally Financial, Inc. (zero coupon), due 12/1/12	$11,960,000	$11,242,400
6.25%, due 12/1/17	2,180,000	2,152,750
7.50%, due 9/15/20	7,192,000	7,263,920
8.00%, due 11/1/31	18,055,000	18,088,835
8.30%, due 2/12/15	36,171,000	37,979,550
GMAC LLC 8.00%, due 11/1/31	16,244,000	16,203,390
Provident Funding Associates, L.P. 10.125%, due 2/15/19 (f)	7,405,000	6,960,700
10.25%, due 4/15/17 (f)	12,155,000	12,155,000

		112,046,545

Beverages 0.7%
X Cott Beverages, Inc. 8.125%, due 9/1/18	10,215,000	10,904,513
8.375%, due 11/15/17	32,284,000	34,705,300

		45,609,813

Building Materials 1.8%
Building Materials Corp. of America 6.875%, due 8/15/18 (f)	17,498,000	18,197,920
7.00%, due 2/15/20 (f)	8,265,000	8,760,900
7.50%, due 3/15/20 (f)	14,915,000	15,884,475
Jeld-Wen Escrow Corp. 12.25%, due 10/15/17 (f)	8,700,000	9,178,500
X Texas Industries, Inc. 9.25%, due 8/15/20	58,835,000	53,539,850
USG Corp. 9.75%, due 8/1/14 (f)	11,270,000	11,213,650

		116,775,295

Chemicals 2.2%
CF Industries, Inc. 6.875%, due 5/1/18	9,351,000	10,660,140
7.125%, due 5/1/20	820,000	954,275
Georgia Gulf Corp. 9.00%, due 1/15/17 (f)	23,240,000	24,402,000
Huntsman International LLC 5.50%, due 6/30/16	9,131,000	9,039,690
Nalco Co. 8.25%, due 5/15/17	2,390,000	2,652,900
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375%, due 3/1/18 (f)	13,610,000	13,610,000
Olin Corp. 8.875%, due 8/15/19	13,378,000	14,582,020
Phibro Animal Health Corp. 9.25%, due 7/1/18 (f)	48,430,000	44,555,600
PolyOne Corp. 7.375%, due 9/15/20	726,000	733,260
Westlake Chemical Corp. 6.625%, due 1/15/16	15,635,000	15,791,350

		136,981,235

Coal 1.2%
Arch Coal, Inc. 7.25%, due 10/1/20	6,520,000	6,764,500
8.75%, due 8/1/16	4,240,000	4,632,200
Consol Energy, Inc. 8.00%, due 4/1/17	31,785,000	34,804,575
Peabody Energy Corp. 6.50%, due 9/15/20	21,655,000	23,062,575
7.375%, due 11/1/16	2,185,000	2,392,575
7.875%, due 11/1/26	1,642,000	1,810,305

		73,466,730

Commercial Services 3.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.25%, due 1/15/19	4,225,000	4,214,438
Cenveo Corp. 8.875%, due 2/1/18	13,735,000	11,915,112
Corrections Corp. of America 6.25%, due 3/15/13	2,339,000	2,340,462
7.75%, due 6/1/17	6,990,000	7,566,675
El Comandante Capital Corp. (Escrow Shares) (zero coupon), due 12/31/50 (d)(e)(g)	21,941,051	1,579,756
Ford Holdings LLC 9.30%, due 3/1/30	18,155,000	23,964,600
Ford Holdings, Inc. 9.375%, due 3/1/20	750,000	892,500
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	19,930,000	19,232,450
iPayment, Inc. 10.25%, due 5/15/18 (f)	10,000,000	9,637,500
Knowledge Learning Corp., Inc. 7.75%, due 2/1/15 (f)	27,015,000	25,934,400
Lender Processing Services, Inc. 8.125%, due 7/1/16	17,621,000	17,356,685
PHH Corp. 9.25%, due 3/1/16	12,385,000	12,756,550
Quebecor World, Inc. (Litigation Recovery Trust-Escrow Shares) 6.50%, due 8/1/49 (d)(e)(g)	460,000	7,360
9.75%, due 1/15/49 (d)(e)(g)	26,020,000	416,320
Rent-A-Center, Inc. 6.625%, due 11/15/20	7,145,000	7,180,725
RR Donnelley & Sons Co. 7.25%, due 5/15/18	15,235,000	14,854,125
Speedy Cash, Inc. 10.75%, due 5/15/18 (f)	7,015,000	7,172,837
Sunstate Equipment Co. LLC/Sunstate Equipment Co., Inc. 12.00%, due 6/15/16 (f)(h)	19,065,000	18,302,400
Valassis Communications, Inc. 6.625%, due 2/1/21	15,580,000	14,801,000

		200,125,895

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Computers 0.6%
iGate Corp. 9.00%, due 5/1/16 (f)	$11,501,000	$11,443,495
SunGard Data Systems, Inc. 4.875%, due 1/15/14	8,070,000	8,110,350
10.625%, due 5/15/15	19,260,000	20,752,650

		40,306,495

Distribution & Wholesale 0.8%
ACE Hardware Corp. 9.125%, due 6/1/16 (f)	20,618,000	21,906,625
American Tire Distributors, Inc. 9.75%, due 6/1/17	29,455,000	29,675,912

		51,582,537

Diversified Financial Services 0.3%
Community Choice Financial, Inc. 10.75%, due 5/1/19 (f)	18,485,000	18,485,000

Electric 4.2%
AES Eastern Energy, L.P. Series 1999-A 9.00%, due 1/2/17 (a)	16,046,962	8,665,360
X Calpine Construction Finance Co., L.P. and CCFC Finance Corp. 8.00%, due 6/1/16 (f)	49,185,000	52,382,025
Calpine Corp. 7.25%, due 10/15/17 (f)	32,614,000	33,918,560
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	40,725,000	42,761,250
GenOn Energy, Inc. 9.50%, due 10/15/18	22,300,000	23,526,500
Ipalco Enterprises, Inc. 7.25%, due 4/1/16 (f)	5,925,000	6,517,500
PNM Resources, Inc. 9.25%, due 5/15/15	10,345,000	11,689,850
Public Service Co. of New Mexico 7.95%, due 5/15/18	9,965,000	11,907,746
Reliant Energy Mid-Atlantic Power Holdings LLC Series C 9.681%, due 7/2/26	6,425,000	6,328,625
X Reliant Energy, Inc. 7.625%, due 6/15/14	4,625,000	4,717,500
7.875%, due 6/15/17	64,280,000	65,244,200

		267,659,116

Electrical Components & Equipment 0.4%
Belden, Inc. 7.00%, due 3/15/17	12,530,000	12,592,650
9.25%, due 6/15/19	15,000,000	16,050,000

		28,642,650

Energy—Alternate Sources 0.2%
Headwaters, Inc. 7.625%, due 4/1/19	17,700,000	15,399,000

Engineering & Construction 0.4%
New Enterprise Stone & Lime Co. 11.00%, due 9/1/18	27,285,000	23,055,825

Entertainment 3.1%
American Casino & Entertainment Properties LLC 11.00%, due 6/15/14	13,664,000	13,595,680
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.50%, due 7/1/19 (f)	1,955,000	1,876,800
FireKeepers Development Authority 13.875%, due 5/1/15 (f)	2,410,000	2,747,400
Greektown Superholdings, Inc. 13.00%, due 7/1/15	28,570,000	29,355,675
Jacobs Entertainment, Inc. 9.75%, due 6/15/14	31,736,000	30,783,920
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	3,940,000	2,738,300
NAI Entertainment Holdings LLC 8.25%, due 12/15/17 (f)	26,885,000	28,296,462
Peninsula Gaming LLC 8.375%, due 8/15/15	10,095,000	10,372,613
10.75%, due 8/15/17	13,280,000	13,678,400
Pinnacle Entertainment, Inc. 7.50%, due 6/15/15	6,157,000	6,049,253
8.625%, due 8/1/17	5,720,000	6,106,100
Production Resource Group, Inc. 8.875%, due 5/1/19 (f)	6,406,000	5,829,460
Speedway Motorsports, Inc. 8.75%, due 6/1/16	11,035,000	11,917,800
United Artists Theatre Circuit, Inc. Series BA7 9.30%, due 7/1/15 (d)(e)	1,176,912	823,839
Vail Resorts, Inc. 6.50%, due 5/1/19 (f)	12,590,000	12,558,525
WMG Acquisition Corp. 9.50%, due 6/15/16 (f)	5,000,000	5,300,000
11.50%, due 10/1/18 (f)	14,125,000	14,089,687

		196,119,914

Environmental Controls 0.1%
Clean Harbors, Inc. 7.625%, due 8/15/16	8,658,000	9,155,835

Finance—Auto Loans 1.8%
Credit Acceptance Corp. 9.125%, due 2/1/17	4,000,000	4,150,000
9.125%, due 2/1/17 (f)	7,700,000	7,969,500

The notes to the financial statements are an integral part of,

12 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Finance—Auto Loans (continued)

X Ford Motor Credit Co. LLC
7.00%, due 4/15/15	$6,155,000	$6,708,950
8.00%, due 6/1/14	29,375,000	32,302,395
12.00%, due 5/15/15	24,945,000	31,309,043
General Motors Financial Co., Inc. 6.75%, due 6/1/18 (f)	30,400,000	30,678,251

		113,118,139

Finance—Consumer Loans 0.4%
SLM Corp. 8.00%, due 3/25/20	10,130,000	10,535,200
8.45%, due 6/15/18	13,660,000	14,479,600

		25,014,800

Finance—Investment Banker/Broker 0.5%
E*Trade Financial Corp. 6.75%, due 6/1/16	12,000,000	12,150,000
MF Global Holdings, Ltd. 6.25%, due 8/8/16 (a)	14,295,000	6,755,531
Oppenheimer Holdings, Inc. 8.75%, due 4/15/18	12,415,000	12,104,625

		31,010,156

Finance—Leasing Companies 0.1%
International Lease Finance Corp. 8.75%, due 3/15/17	4,795,000	5,053,930

Finance—Other Services 0.7%
Nationstar Mortgage/Nationstar Capital Corp. 10.875%, due 4/1/15	30,147,000	30,599,205
SquareTwo Financial Corp. 11.625%, due 4/1/17	12,475,000	12,163,125

		42,762,330

Food 2.2%
American Seafoods Group LLC/American Seafoods Finance, Inc. 10.75%, due 5/15/16 (f)	17,678,000	17,722,195
American Stores Co. 8.00%, due 6/1/26	22,029,000	18,944,940
ASG Consolidated LLC/ASG Finance, Inc. 15.00%, due 5/15/17 (f)(h)	14,501,696	14,936,747
B&G Foods, Inc. 7.625%, due 1/15/18	10,895,000	11,548,700
C&S Group Enterprises LLC 8.375%, due 5/1/17 (f)	3,010,000	3,115,350
Smithfield Foods, Inc. 10.00%, due 7/15/14	11,397,000	13,249,012
Stater Brothers Holdings, Inc. 7.375%, due 11/15/18	5,260,000	5,575,600
TreeHouse Foods, Inc. 6.03%, due 9/30/13 (d)(e)	23,700,000	23,818,500
7.75%, due 3/1/18	8,120,000	8,729,000
Tyson Foods, Inc. 10.50%, due 3/1/14	17,683,000	20,512,280

		138,152,324

Forest Products & Paper 1.4%
ABI Escrow Corp. 10.25%, due 10/15/18 (f)	21,288,000	23,310,360
Clearwater Paper Corp. 7.125%, due 11/1/18	9,720,000	10,133,100
X Georgia-Pacific Corp. 7.125%, due 1/15/17 (f)	2,935,000	3,112,480
7.25%, due 6/1/28	2,370,000	2,971,890
7.75%, due 11/15/29	1,174,000	1,532,867
8.875%, due 5/15/31	29,615,000	42,954,573
Georgia-Pacific LLC 9.50%, due 12/1/11	3,000,000	3,013,887

		87,029,157

Health Care—Products 1.8%
Alere, Inc. 8.625%, due 10/1/18	7,230,000	7,220,962
Biomet, Inc. 10.00%, due 10/15/17	12,100,000	13,068,000
10.375%, due 10/15/17 (h)	4,990,000	5,389,200
11.625%, due 10/15/17	14,080,000	15,347,200
DJO Finance LLC/DJO Finance Corp. 9.75%, due 10/15/17	11,830,000	9,730,175
Hanger Orthopedic Group, Inc. 7.125%, due 11/15/18	17,380,000	17,814,500
Teleflex, Inc. 6.875%, due 6/1/19	15,330,000	15,866,550
Universal Hospital Services, Inc. 3.778%, due 6/1/15 (b)	930,000	860,250
8.50%, due 6/1/15 (h)	26,625,000	27,423,750

		112,720,587

Health Care—Services 3.6%
Alliance HealthCare Services, Inc. 8.00%, due 12/1/16	7,540,000	5,240,300
American Renal Associates Holdings, Inc. 9.75%, due 3/1/16 (h)	7,545,409	7,696,317
American Renal Holdings Co., Inc. 8.375%, due 5/15/18	13,150,000	13,741,750
Centene Corp. 5.75%, due 6/1/17	13,540,000	13,607,700
Community Health Systems, Inc. 8.875%, due 7/15/15	12,900,000	13,206,375
DaVita, Inc. 6.375%, due 11/1/18	14,650,000	14,796,500
6.625%, due 11/1/20	6,850,000	6,901,375
Fresenius Medical Care U.S. Finance, Inc. 6.50%, due 9/15/18 (f)	4,730,000	4,966,500
HCA Holdings, Inc. 7.75%, due 5/15/21 (f)	3,315,000	3,315,000

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Health Care—Services (continued)

X HCA, Inc. 5.75%, due 3/15/14	$9,524,000	$9,738,290
6.375%, due 1/15/15	7,980,000	8,199,450
6.50%, due 2/15/16	4,925,000	5,051,203
7.19%, due 11/15/15	5,697,000	5,583,060
7.50%, due 2/15/22	11,915,000	12,153,300
8.50%, due 4/15/19	15,775,000	17,352,500
9.00%, due 12/15/14	1,595,000	1,646,838
9.875%, due 2/15/17	2,369,000	2,588,133
INC Research LLC 11.50%, due 7/15/19 (f)	22,020,000	19,818,000
MultiPlan, Inc. 9.875%, due 9/1/18 (f)	29,440,000	30,323,200
Res-Care, Inc. 10.75%, due 1/15/19	12,395,000	12,642,900
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 7.75%, due 2/1/19	9,990,000	9,890,100
8.00%, due 2/1/18	12,755,000	13,041,987

		231,500,778

Holding Companies—Diversified 0.6%
Leucadia National Corp. 8.125%, due 9/15/15	14,255,000	15,395,400
Susser Holdings LLC/Susser Finance Corp. 8.50%, due 5/15/16	22,484,000	23,439,570

		38,834,970

Home Builders 0.5%
Ryland Group, Inc. 6.625%, due 5/1/20	3,800,000	3,363,000
Shea Homes, L.P./Shea Homes Funding Corp. 8.625%, due 5/15/19 (f)	13,025,000	11,787,625
Standard Pacific Corp. 8.375%, due 5/15/18	12,660,000	12,216,900
8.375%, due 1/15/21	1,815,000	1,651,650

		29,019,175

Home Furnishing 0.1%
Sealy Mattress Co. 10.875%, due 4/15/16 (f)	6,629,000	7,275,328

Household Products & Wares 1.1%
Central Garden and Pet Co. 8.25%, due 3/1/18	18,075,000	18,029,812
Diversey, Inc. 8.25%, due 11/15/19	500,000	605,000
Jarden Corp. 7.50%, due 5/1/17	19,505,000	20,870,350
Prestige Brands, Inc. 8.25%, due 4/1/18	3,866,000	3,943,320
Spectrum Brands, Inc. 9.50%, due 6/15/18	23,717,000	26,325,870

		69,774,352

Housewares 0.4%
Libbey Glass, Inc. 10.00%, due 2/15/15	23,221,000	24,730,365

Insurance 0.7%
HUB International Holdings, Inc. 9.00%, due 12/15/14 (f)	11,836,000	11,776,820
Ironshore Holdings (US), Inc. 8.50%, due 5/15/20 (f)	16,890,000	18,046,458
Lumbermens Mutual Casualty Co. 8.30%, due 12/1/37 (a)(d)(e)(f)	8,525,000	85,250
8.45%, due 12/1/97 (a)(d)(e)(f)	2,575,000	25,750
9.15%, due 7/1/26 (a)(d)(e)(f)	42,123,000	421,230
USI Holdings Corp. 4.324%, due 11/15/14 (b)(f)	1,675,000	1,507,500
9.75%, due 5/15/15 (f)	13,900,000	13,239,750

		45,102,758

Internet 0.5%
Cogent Communications Group, Inc. 8.375%, due 2/15/18 (f)	10,085,000	10,488,400
Expedia, Inc. 8.50%, due 7/1/16 (f)	20,264,000	22,337,960

		32,826,360

Investment Management/Advisory Services 0.3%
Janus Capital Group, Inc. 6.70%, due 6/15/17	19,105,000	20,141,886

Iron & Steel 0.8%
Allegheny Ludlum Corp. 6.95%, due 12/15/25	6,860,000	7,560,337
Allegheny Technologies, Inc. 8.375%, due 12/15/11	2,460,000	2,474,251
9.375%, due 6/1/19	7,475,000	9,557,094
Ryerson, Inc. 7.804%, due 11/1/14 (b)	9,495,000	8,735,400
7.804%, due 11/1/14 (b)(f)	1,040,000	956,800
12.00%, due 11/1/15	20,409,000	20,817,180

		50,101,062

Leisure Time 0.2%
Brunswick Corp. 11.25%, due 11/1/16 (f)	11,240,000	13,150,800

Lodging 1.2%
Boyd Gaming Corp. 9.125%, due 12/1/18	3,685,000	3,602,088
Eldorado Resorts LLC/Eldorado Capital Corp. 8.625%, due 6/15/19 (f)	13,555,000	11,725,075

The notes to the financial statements are an integral part of,

14 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Lodging (continued)

Majestic Star Casino LLC 9.50%, due 10/15/10 (a)	$7,690,000	$2,999,100
MGM Mirage, Inc. 13.00%, due 11/15/13	5,364,000	6,182,010
MGM Resorts International 7.50%, due 6/1/16	1,380,000	1,311,000
7.625%, due 1/15/17	5,200,000	4,836,000
MTR Gaming Group, Inc. 11.50%, due 8/1/19 (f)(h)	11,740,000	9,802,900
ROC Finance LLC/ROC Finance 1 Corp. 12.125%, due 9/1/18 (f)	12,895,000	13,604,225
San Pasqual Casino 8.00%, due 9/15/13 (f)	250,000	248,125
Seminole Hard Rock Entertainment, Inc./ Seminole Hard Rock International LLC 2.847%, due 3/15/14 (b)(f)	14,851,000	13,848,557
Sheraton Holding Corp. 7.375%, due 11/15/15	1,490,000	1,642,725
Starwood Hotels & Resorts Worldwide, Inc. 6.75%, due 5/15/18	3,905,000	4,334,550

		74,136,355

Machinery—Construction & Mining 0.1%
Terex Corp. 10.875%, due 6/1/16	7,415,000	8,230,650

Machinery—Diversified 0.1%
Briggs & Stratton Corp. 6.875%, due 12/15/20	7,945,000	8,103,900

Media 3.1%
AMC Networks, Inc. 7.75%, due 7/15/21 (f)	8,305,000	9,010,925
Cablevision Systems Corp. 8.625%, due 9/15/17	4,500,000	4,882,500
CCO Holdings LLC/CCO Holdings Capital Corp. 7.00%, due 1/15/19	16,260,000	16,869,750
7.25%, due 10/30/17	5,405,000	5,648,225
7.875%, due 4/30/18	6,875,000	7,321,875
Charter Communications Operating LLC 8.00%, due 4/30/12 (f)	32,854,000	33,593,215
Charter Communications Operating LLC/Charter Communications Operating Capital 10.875%, due 9/15/14 (f)	410,000	441,775
Crown Media Holdings, Inc. 10.50%, due 7/15/19 (f)	20,365,000	21,179,600
CSC Holdings LLC 8.50%, due 6/15/15	2,000,000	2,170,000
CSC Holdings, Inc. 8.50%, due 4/15/14	7,185,000	7,885,537
DISH DBS Corp. 6.75%, due 6/1/21	24,380,000	25,172,350
Morris Publishing Group LLC 10.00%, due 9/1/14 (d)(h)	6,027,789	4,641,398
Nielsen Finance LLC 11.50%, due 5/1/16	848,000	973,080
Nielsen Finance LLC/Nielsen Finance Co. 7.75%, due 10/15/18	30,638,000	33,778,395
ProQuest LLC/ProQuest Notes Co. 9.00%, due 10/15/18 (f)	23,645,000	20,334,700

		193,903,325

Metal Fabricate & Hardware 0.6%
Mueller Water Products, Inc. 7.375%, due 6/1/17	18,525,000	16,302,000
8.75%, due 9/1/20	15,135,000	16,118,775
Neenah Foundry Co. 15.00%, due 7/29/15 (d)(h)	5,152,521	5,023,708

		37,444,483

Mining 0.4%
Freeport-McMoRan Copper & Gold, Inc. 8.375%, due 4/1/17	7,105,000	7,602,350
Vulcan Materials Co. 6.50%, due 12/1/16	20,240,000	19,595,032

		27,197,382

Miscellaneous—Manufacturing 1.8%
Actuant Corp. 6.875%, due 6/15/17	15,850,000	16,246,250
Amsted Industries, Inc. 8.125%, due 3/15/18 (f)	30,485,000	32,161,675
Koppers, Inc. 7.875%, due 12/1/19	12,155,000	12,823,525
Polypore International, Inc. 7.50%, due 11/15/17	21,740,000	22,174,800
SPX Corp. 6.875%, due 9/1/17	25,425,000	27,077,625
7.625%, due 12/15/14	5,235,000	5,653,800

		116,137,675

Office Furnishings 0.3%
Interface, Inc. 7.625%, due 12/1/18	18,500,000	19,378,750

Oil & Gas 10.2%
Berry Petroleum Co. 6.75%, due 11/1/20	7,800,000	7,868,250
10.25%, due 6/1/14	9,915,000	11,228,737
Bill Barrett Corp. 7.625%, due 10/1/19	12,480,000	13,197,600
BreitBurn Energy Partners, L.P. 8.625%, due 10/15/20	18,360,000	19,094,400
Calumet Specialty Products Partners, L.P./Calumet Finance Corp. 9.375%, due 5/1/19 (f)	33,990,000	32,458,400

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Oil & Gas (continued)

Chesapeake Energy Corp. 6.50%, due 8/15/17	$30,590,000	$32,884,250
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. 6.625%, due 11/15/19 (f)	18,200,000	18,700,500
Comstock Resources, Inc. 7.75%, due 4/1/19	5,127,000	5,024,460
8.375%, due 10/15/17	3,000,000	3,075,000
Concho Resources, Inc. 6.50%, due 1/15/22	24,915,000	26,160,750
7.00%, due 1/15/21	6,525,000	7,047,000
8.625%, due 10/1/17	8,441,000	9,200,690
Continental Resources, Inc. 7.125%, due 4/1/21	8,775,000	9,477,000
7.375%, due 10/1/20	15,775,000	17,115,875
Denbury Resources, Inc. 8.25%, due 2/15/20	18,195,000	20,105,475
9.75%, due 3/1/16	6,980,000	7,730,350
Forest Oil Corp. 8.00%, due 12/15/11	8,785,000	8,839,906
Frontier Oil Corp. 6.875%, due 11/15/18	8,390,000	8,557,800
8.50%, due 9/15/16	13,825,000	14,585,375
Hilcorp Energy I, L.P./Hilcorp Finance Co. 7.75%, due 11/1/15 (f)	27,256,000	27,961,930
Holly Corp. 9.875%, due 6/15/17	18,512,000	20,270,640
Linn Energy LLC 9.875%, due 7/1/18	2,906,000	3,400,020
Linn Energy LLC/Linn Energy Finance Corp. 6.50%, due 5/15/19 (f)	11,580,000	11,637,900
11.75%, due 5/15/17	8,710,000	10,136,263
Newfield Exploration Co. 6.625%, due 9/1/14	13,765,174	13,902,826
6.625%, due 4/15/16	11,040,000	11,357,400
7.125%, due 5/15/18	12,520,000	13,333,800
Oasis Petroleum, Inc. 6.50%, due 11/1/21	11,600,000	11,658,000
7.25%, due 2/1/19 (f)	18,840,000	19,876,200
Penn Virginia Corp. 7.25%, due 4/15/19	8,560,000	8,303,200
10.375%, due 6/15/16	11,560,000	12,600,400
PetroHawk Energy Corp. 7.25%, due 8/15/18	15,995,000	18,314,275
10.50%, due 8/1/14	3,478,000	3,899,708
Petroquest Energy, Inc. 10.00%, due 9/1/17	34,035,000	35,311,312
Pioneer Drilling Co. 9.875%, due 3/15/18	13,275,000	13,806,000
Plains Exploration & Production Co. 7.75%, due 6/15/15	3,265,000	3,387,438
10.00%, due 3/1/16	19,230,000	21,345,300
Range Resources Corp. 7.25%, due 5/1/18	2,500,000	2,687,500
8.00%, due 5/15/19	11,655,000	12,995,325
SM Energy Co. 6.625%, due 2/15/19 (f)	13,420,000	13,554,200
Stone Energy Corp. 6.75%, due 12/15/14	13,375,000	13,241,250
8.625%, due 2/1/17	10,470,000	10,574,700
W&T Offshore, Inc. 8.50%, due 6/15/19 (f)	18,675,000	19,048,500
Whiting Petroleum Corp. 6.50%, due 10/1/18	12,970,000	13,521,225
7.00%, due 2/1/14	27,634,000	29,844,720

		648,321,850

Oil & Gas Services 0.5%
American Petroleum Tankers LLC/AP Tankers Co. 10.25%, due 5/1/15	13,084,000	13,443,810
Complete Production Services, Inc. 8.00%, due 12/15/16	15,290,000	15,901,600

		29,345,410

Packaging & Containers 1.8%
AEP Industries, Inc. 8.25%, due 4/15/19	11,855,000	11,691,994
Ball Corp. 6.75%, due 9/15/20	1,630,000	1,756,325
7.125%, due 9/1/16	6,625,000	7,171,563
Crown Americas LLC/Crown Americas Capital Corp. III 6.25%, due 2/1/21 (f)	13,100,000	13,755,000
Greif, Inc. 6.75%, due 2/1/17	170,000	178,500
7.75%, due 8/1/19	8,100,000	8,707,500
Owens-Brockway Glass Container, Inc. 7.375%, due 5/15/16	4,910,000	5,327,350
Plastipak Holdings, Inc. 10.625%, due 8/15/19 (f)	35,895,000	38,946,075
Sealed Air Corp. 8.125%, due 9/15/19 (f)	6,815,000	7,394,275
8.375%, due 9/15/21 (f)	7,885,000	8,535,512
Silgan Holdings, Inc. 7.25%, due 8/15/16	8,740,000	9,220,700

		112,684,794

Pharmaceuticals 2.5%
BioScrip, Inc. 10.25%, due 10/1/15	3,785,000	3,813,388
Catalent Pharma Solutions, Inc. 9.50%, due 4/15/15	20,495,575	20,393,097
Endo Pharmaceuticals Holdings, Inc. 7.00%, due 7/15/19 (f)	8,610,000	9,298,800
7.25%, due 1/15/22 (f)	4,165,000	4,487,787
Giant Funding Corp. 8.25%, due 2/1/18 (f)	25,650,000	26,996,625

The notes to the financial statements are an integral part of,

16 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Pharmaceuticals (continued)

Lantheus Medical Imaging, Inc. 9.75%, due 5/15/17	$25,210,000	$23,067,150
Mylan, Inc. 7.625%, due 7/15/17 (f)	15,860,000	17,525,300
7.875%, due 7/15/20 (f)	12,120,000	13,574,400
NBTY, Inc. 9.00%, due 10/1/18	11,025,000	11,838,094
Valeant Pharmaceuticals International 6.50%, due 7/15/16 (f)	19,200,000	19,200,000
6.75%, due 10/1/17 (f)	7,875,000	7,875,000
7.00%, due 10/1/20 (f)	2,760,000	2,732,400

		160,802,041

Pipelines 1.8%
ANR Pipeline Co. 7.375%, due 2/15/24 11.50%, beginning 11/1/11	2,555,000	3,223,268
9.625%, due 11/1/21	16,206,000	24,210,759
Cedar Brakes II LLC 9.875%, due 9/1/13 (f)	7,452,900	7,837,396
X Copano Energy LLC/Copano Energy Finance Corp. 7.125%, due 4/1/21	17,395,000	17,786,387
7.75%, due 6/1/18	29,645,000	30,979,025
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.75%, due 11/1/20	21,170,000	22,228,500
8.75%, due 4/15/18	5,688,000	6,399,000

		112,664,335

Real Estate Investment Trusts 1.1%
Host Hotels & Resorts, Inc. 6.00%, due 11/1/20	1,330,000	1,369,900
Host Marriott, L.P. Series Q 6.75%, due 6/1/16	36,455,000	37,730,925
Sabra Health Care, L.P./Sabra Capital Corp. 8.125%, due 11/1/18	11,951,000	11,771,735
Weyerhaeuser Co. 6.95%, due 10/1/27	3,695,000	3,546,997
7.375%, due 10/1/19	6,670,000	7,361,866
7.375%, due 3/15/32	1,655,000	1,653,747
8.50%, due 1/15/25	4,130,000	4,628,858

		68,064,028

Retail 3.8%
AmeriGas Partners, L.P./AmeriGas Finance Corp. 6.25%, due 8/20/19	13,025,000	12,894,750
6.50%, due 5/20/21	2,828,000	2,799,720
Asbury Automotive Group, Inc. 7.625%, due 3/15/17	11,473,000	11,300,905
8.375%, due 11/15/20	32,770,000	32,442,300
AutoNation, Inc. 6.75%, due 4/15/18	20,176,000	20,932,600
DineEquity, Inc. 9.50%, due 10/30/18	39,030,000	41,371,800
HSN, Inc. 11.25%, due 8/1/16	23,375,000	25,946,250
J.C. Penney Corp., Inc. 7.125%, due 11/15/23	16,185,000	16,185,000
Limited Brands, Inc. 6.625%, due 4/1/21	12,715,000	13,350,750
8.50%, due 6/15/19	3,395,000	3,955,175
Penske Auto Group, Inc. 7.75%, due 12/15/16	22,265,000	22,821,625
PVH Corp. 7.375%, due 5/15/20	10,230,000	11,099,550
Sally Holdings LLC 9.25%, due 11/15/14	8,690,000	8,918,112
Sonic Automotive, Inc. 9.00%, due 3/15/18	14,365,000	14,939,600

		238,958,137

Semiconductors 0.2%
Advanced Micro Devices, Inc. 7.75%, due 8/1/20	2,090,000	2,121,350
MEMC Electronic Materials, Inc. 7.75%, due 4/1/19	15,760,000	13,514,200

		15,635,550

Shipbuilding 0.3%
Huntington Ingalls Industries, Inc. 6.875%, due 3/15/18 (f)	8,775,000	8,840,813
7.125%, due 3/15/21 (f)	8,530,000	8,636,625

		17,477,438

Software 0.3%
Fidelity National Information Services, Inc. 7.625%, due 7/15/17	10,800,000	11,745,000
7.875%, due 7/15/20	3,565,000	3,894,763
SS&C Technologies, Inc. 11.75%, due 12/1/13	5,018,000	5,043,090

		20,682,853

Storage & Warehousing 0.1%
Mobile Mini, Inc. 7.875%, due 12/1/20	4,285,000	4,285,000

Telecommunications 5.1%
Alcatel-Lucent USA, Inc. 6.45%, due 3/15/29	13,584,000	11,953,920
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.75%, due 5/1/17 (f)	33,700,000	36,480,250
Clearwire Communications LLC/Clearwire Finance, Inc. 12.00%, due 12/1/15 (f)	30,510,000	26,086,050

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Telecommunications (continued)

Crown Castle International Corp. 7.125%, due 11/1/19	$21,153,000	$22,898,122
9.00%, due 1/15/15	5,080,000	5,537,200
EH Holding Corp. 6.50%, due 6/15/19 (f)	13,430,000	13,732,175
7.625%, due 6/15/21 (f)	18,250,000	18,888,750
GCI, Inc. 6.75%, due 6/1/21	10,275,000	10,043,813
8.625%, due 11/15/19	27,521,000	29,516,272
Lucent Technologies, Inc. 6.50%, due 1/15/28	11,745,000	10,276,875
MetroPCS Wireless, Inc. 6.625%, due 11/15/20	7,935,000	7,458,900
7.875%, due 9/1/18	11,274,000	11,471,295
Nextel Communications, Inc. 5.95%, due 3/15/14	4,880,000	4,660,400
6.875%, due 10/31/13	13,440,000	13,272,000
7.375%, due 8/1/15	6,615,000	6,317,325
NII Capital Corp. 7.625%, due 4/1/21	21,755,000	22,407,650
8.875%, due 12/15/19	2,690,000	2,824,500
10.00%, due 8/15/16	7,095,000	7,981,875
SBA Telecommunications, Inc. 8.25%, due 8/15/19	14,955,000	16,338,338
Sprint Capital Corp. 6.875%, due 11/15/28	33,763,000	24,646,990
8.75%, due 3/15/32	7,078,000	5,874,740
Sprint Nextel Corp. 9.25%, due 4/15/22	13,690,000	13,792,675

		322,460,115

Transportation 1.2%
Florida East Coast Holdings Corp. 10.50%, due 8/1/17 (h)	3,401,593	3,231,513
Florida East Coast Railway Corp. 8.125%, due 2/1/17	38,149,000	38,149,000
KAR Holdings, Inc. 4.429%, due 5/1/14 (b)	11,780,000	11,544,400
Syncreon Global Ireland, Ltd./Syncreon Global Finance US, Inc. 9.50%, due 5/1/18 (f)	21,775,000	20,414,063

		73,338,976

Total Corporate Bonds (Cost $4,921,944,871)		5,100,566,238

Loan Assignments & Participations 2.1% (i)

Aerospace & Defense 0.2%
Transdigm, Inc. New Term Loan B 4.00%, due 2/14/17	10,000,000	9,945,830

Auto Parts & Equipment 0.1%
FleetPride Corp. Term Loan 2.746%, due 6/6/13	7,684,375	7,569,109

Automobile 0.3%
Chrysler Group LLC Term Loan 6.00%, due 5/24/17	21,545,000	20,315,147

Banks 0.3%
VFH Parent LLC Term Loan 7.50%, due 7/8/16	22,730,000	22,294,334

Finance 0.2%
Ocwen Financial Corp. Term Loan B 7.00%, due 9/1/16	14,512,875	14,367,746

Health Care—Services 0.2%
Sun Healthcare Group, Inc. New Term Loan B 7.50%, due 10/15/16	14,639,111	10,759,747

Machinery 0.0%‡
BHM Technologies LLC Exit Term Loan B 8.50%, due 9/30/13 (a)(d)(e)	5,772,379	38,675

Media 0.2%
Nielsen Finance LLC Class A Term Loan 2.242%, due 8/9/13	14,630,037	14,520,311

Metal Fabricate & Hardware 0.3%
Neenah Corp. Exit Term Loan 11.00%, due 1/2/15 (d)(e)	18,553,500	18,553,500

Mining, Steel, Iron & Non-Precious Metals 0.2%
Novelis, Inc. New Term Loan B 3.75%, due 3/10/17	10,000,000	9,928,130

The notes to the financial statements are an integral part of,

18 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Loan Assignments & Participations (continued)

Utilities 0.1%
Texas Competitive Electric Holdings Co. LLC Non-Extended Term Loan 3.76%, due 10/10/14	$7,710,396	$5,773,159

Total Loan Assignments & Participations (Cost $146,021,040)		134,065,688

Yankee Bonds 9.1% (j)

Auto Manufacturers 0.5%
Jaguar Land Rover PLC 7.75%, due 5/15/18 (f)	16,790,000	16,622,100
8.125%, due 5/15/21 (f)	17,740,000	17,473,900

		34,096,000

Auto Parts & Equipment 0.2%
International Automotive Components Group SL 9.125%, due 6/1/18 (f)	12,100,000	11,918,500

Chemicals 0.7%
X Nova Chemicals Corp. 3.773%, due 11/15/13 (b)	14,490,000	14,308,875
6.50%, due 1/15/12	8,385,000	8,416,444
8.375%, due 11/1/16	13,850,000	15,252,312
8.625%, due 11/1/19	7,035,000	7,914,375

		45,892,006

Commercial Services 0.4%
National Money Mart Co. 10.375%, due 12/15/16	23,490,000	24,664,500

Computers 0.5%
Seagate HDD Cayman 7.00%, due 11/1/21 (f)	10,110,000	9,907,800
7.75%, due 12/15/18 (f)	19,010,000	19,865,450

		29,773,250

Diversified Financial Services 0.5%
Smurfit Capital Funding PLC 7.50%, due 11/20/25	34,850,000	32,759,000

Entertainment 0.4%
MU Finance PLC 8.375%, due 2/1/17 (f)	21,670,000	23,078,550

Forest Products & Paper 0.3%
PE Paper Escrow GmbH 12.00%, due 8/1/14 (f)	10,805,000	11,723,425
Sappi Papier Holding GmbH 6.625%, due 4/15/21 (f)	5,195,000	4,727,450

		16,450,875

Health Care—Products 0.3%
DJO Finance LLC/DJO Finance Corp. 10.875%, due 11/15/14	20,197,000	20,247,493

Insurance 0.3%
Fairfax Financial Holdings, Ltd. 7.375%, due 4/15/18	9,497,000	10,249,324
7.75%, due 7/15/37	4,810,000	4,587,975
8.30%, due 4/15/26	5,395,000	5,641,260

		20,478,559

Iron & Steel 0.2%
APERAM 7.75%, due 4/1/18 (f)	13,035,000	11,470,800

Media 0.6%
Quebecor Media, Inc. 7.75%, due 3/15/16	39,000,000	40,267,500

Mining 0.4%
Novelis, Inc. 8.375%, due 12/15/17	15,425,000	16,659,000
8.75%, due 12/15/20	7,350,000	8,011,500

		24,670,500

Oil & Gas 0.6%
OGX Petroleo e Gas Participacoes S.A. 8.50%, due 6/1/18 (f)	37,200,000	36,828,000
Precision Drilling Corp. 6.50%, due 12/15/21 (f)	1,715,000	1,809,325

		38,637,325

Oil & Gas Services 0.4%
Expro Finance Luxembourg SCA 8.50%, due 12/15/16 (f)	27,190,000	26,238,350

Pharmaceuticals 0.6%
ConvaTec Healthcare E S.A. 10.50%, due 12/15/18 (f)	20,110,000	19,355,875
Warner Chilcott Co., LLC/Warner Chilcott Co., LLC 7.75%, due 9/15/18	19,250,000	20,068,125

		39,424,000

Telecommunications 2.2%
Inmarsat Finance PLC 7.375%, due 12/1/17 (f)	948,000	1,014,360
Intelsat Jackson Holdings S.A. 7.25%, due 4/1/19 (f)	22,335,000	22,446,675
7.50%, due 4/1/21 (f)	13,280,000	13,346,400
Intelsat Luxembourg S.A. 11.25%, due 2/4/17	15,655,000	15,537,588
Sable International Finance, Ltd. 7.75%, due 2/15/17 (f)	23,755,000	23,755,000
Satmex Escrow S.A. de C.V. 9.50%, due 5/15/17	17,450,000	17,799,000

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Telecommunications (continued)

Virgin Media Finance PLC 8.375%, due 10/15/19	$14,815,000	$16,481,687
9.50%, due 8/15/16	10,315,000	11,501,225
Virgin Media Secured Finance PLC 6.50%, due 1/15/18	12,788,000	13,779,070

		135,661,005

Total Yankee Bonds (Cost $557,626,994)		575,728,213

Total Long-Term Bonds (Cost $5,665,731,109)		5,852,100,618

	Shares
Common Stocks 0.1%

Media 0.0%‡
Adelphia Contingent Value Vehicle (d)(e)(g)	15,507,390	155,074

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (d)(e)(g)	717,799	4,191,946

Total Common Stocks (Cost $11,850,140)		4,347,020

Preferred Stocks 0.4%

Real Estate Investment Trusts 0.3%
Sovereign Real Estate Investment Corp. 12.00% (d)(f)	17,213	18,584,170

Savings & Loans 0.1%
GMAC Capital Trust I 8.125%	414,600	8,690,016

Total Preferred Stocks (Cost $25,658,539)		27,274,186

	Number of
	Warrants
Warrants 0.0%‡

Food 0.0%‡
ASG Corp. Expires 5/15/18 (d)(g)	12,510	1,563,750

Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/12/39 (d)(e)(g)	1,141	12
ION Media Networks, Inc. (continued)
Unsecured Debt Expires 12/31/49 (d)(e)(g)	1,126	11

		23

Total Warrants (Cost $3,435)		1,563,773

	Principal
	Amount
Short-Term Investment 6.1%

Repurchase Agreement 6.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $384,835,426 (Collateralized by United States Treasury securities with rates between 1.875% and 4.625% and maturity dates between 2/28/14 and 2/15/40 and with a Principal Amount of $328,105,000 and a Market Value of $392,534,144)	$384,835,319	384,835,319

Total Short-Term Investment (Cost $384,835,319)		384,835,319

Total Investments (Cost $6,088,078,542)(k)	98.8%	6,270,120,916
Other Assets, Less Liabilities	1.2	77,674,465
Net Assets	100.0%	$6,347,795,381

‡	Less than one-tenth of a percent.
(a)	Issue in default.
(b)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(c)	Restricted security. (See Note 6)
(d)	Illiquid security. The total market value of these securities at October 31, 2011 is $79,959,569, which represents 1.3% of the Fund’s net assets.
(e)	Fair valued security. The total market value of these securities at October 31, 2011 is $50,146,543, which represents 0.8% of the Fund’s net assets.
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(g)	Non-income producing security.
(h)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.

The notes to the financial statements are an integral part of,

20 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

(i)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2011. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(j)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(k)	At October 31, 2011, cost is $6,092,441,862 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$295,464,004
Gross unrealized depreciation	(117,784,950)

Net unrealized appreciation	$177,679,054

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$41,734,325	$6,154	$41,740,479
Corporate Bonds (c)	—	5,073,365,067	27,201,171	5,100,566,238
Loan Assignments & Participations (d)	—	115,473,513	18,592,175	134,065,688
Yankee Bonds	—	575,728,213	—	575,728,213

Total Long-Term Bonds	—	5,806,301,118	45,799,500	5,852,100,618

Common Stocks (e)	—	—	4,347,020	4,347,020
Preferred Stocks	27,274,186	—	—	27,274,186
Warrants (f)	1,563,750	—	23	1,563,773
Short-Term Investment
Repurchase Agreement	—	384,835,319	—	384,835,319

Total Investments in Securities	$28,837,936	$6,191,136,437	$50,146,543	$6,270,120,916

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $6,154 is held in Internet within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $23,166, $2,003,436, $823,839, $23,818,500 and $532,230 are held in Auto Parts & Equipment, Commercial Services, Entertainment, Food and Insurance, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 3 securities valued at $38,675 and $18,553,500 are held in Machinery and Metal Fabricate & Hardware, respectively, within the Loan Assignments & Participations section of the Portfolio of Investments.

(e)	The Level 3 securities valued at $155,074 and $4,191,946 are held in Media and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $23 are held in Media within the Warrants section of the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments October 31, 2011 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

												Change in
												Unrealized
												Appreciation
												(Depreciation)
												from
	Balance			Change in							Balance	Investments
	as of	Accrued	Realized	Unrealized					Transfers	Transfers	as of	Still Held at
	October 31,	Discounts	Gain	Appreciation					in to	out of	October 31,	October 31,
Investments in Securities	2010	(Premiums)	(Loss)	(Depreciation)	Purchases		Sales		Level 3	Level 3	2011	2011 (a)
Long-Term Bonds
Convertible Bonds
Internet	$6,154	$—	$—	$—	$—		$—		$—	$—	$6,154	$—
Corporate Bonds
Auto Parts & Equipment	23,166	—	—	—	—		—		—	—	23,166	—
Commercial Services	2,956,716	—	—	(953,280)	—		—		—	—	2,003,436	(953,280)
Entertainment	987,086	35,932	37,749	(3,718)	—		(233,210	)(b)	—	—	823,839	(35,932)
Food	23,759,250	—	—	59,250	—		—		—	—	23,818,500	59,250
Insurance	—	—	—	(5,323)	—		—		537,553	—	532,230	(5,323)
Media	76,294	—	(5,568,464)	5,535,948	—		(43,778)		—	—	—	—
Metal, Fabricate & Hardware	3,699,999	—	—	—	—		—		—	(3,699,999)	—	—
Loan Assignments & Participations
Machinery	15,585	(1,925,309)	—	1,948,399	—		—		—	—	38,675	1,948,399
Metal, Fabricate & Hardware	18,600,000	—	—	—	—		(46,500)		—	—	18,553,500	—
Yankee Bonds
Leisure Time	17,194,461	—	4,056,723	(5,009,461)	—		(16,241,723)		—	—	—	—
Common Stocks
Machinery	5,371	—	—	(5,371)	—		—		—	—	—	—
Media	155,074	—	—	—	—		—		—	—	155,074	—
Metal, Fabricate & Hardware	6,079,758	—	—	(1,887,812)	—		—		—	—	4,191,946	(1,887,812)
Preferred Stocks
Machinery	64	—	—	(64)	—		—		—	—	—	—
Warrants
Media	12	—	—	—	11	(c)	—		—	—	23	—

Total	$73,558,990	$(1,889,377)	$(1,473,992)	$(321,432)	$11		$(16,565,211)		$537,553	$(3,699,999)	$50,146,543	$(874,698)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments and unfunded commitments” in the Statement of Operations.

(b)	Sales include principal reductions.

(c)	Purchases include securities received from a restructure.

The notes to the financial statements are an integral part of,

22 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $6,088,078,542)	$6,270,120,916
Cash denominated in foreign currencies (identified cost $2,164)	2,054
Receivables:
Dividends and interest	136,517,298
Fund shares sold	33,939,021
Investment securities sold	5,671,509
Other assets	100,738

Total assets	6,446,351,536

Liabilities
Payables:
Investment securities purchased	72,880,694
Fund shares redeemed	9,117,453
Manager (See Note 3)	2,882,089
Transfer agent (See Note 3)	1,642,302
NYLIFE Distributors (See Note 3)	1,488,171
Shareholder communication	388,290
Professional fees	119,421
Trustees	24,609
Custodian	5,436
Accrued expenses	19,420
Dividend payable	9,988,270

Total liabilities	98,556,155

Net assets	$6,347,795,381

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$10,879,301
Additional paid-in capital	6,559,059,990

6,569,939,291
Distributions in excess of net investment income	(11,812,622)
Accumulated net realized gain (loss) on investments, unfunded commitments and foreign currency transactions	(392,373,552)
Net unrealized appreciation (depreciation) on investments	182,042,374
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(110)

Net assets	$6,347,795,381

Investor Class
Net assets applicable to outstanding shares	$285,656,173

Shares of beneficial interest outstanding	48,548,976

Net asset value per share outstanding	$5.88
Maximum sales charge (4.50% of offering price)	0.28

Maximum offering price per share outstanding	$6.16

Class A
Net assets applicable to outstanding shares	$3,355,006,849

Shares of beneficial interest outstanding	574,936,625

Net asset value per share outstanding	$5.84
Maximum sales charge (4.50% of offering price)	0.28

Maximum offering price per share outstanding	$6.12

Class B
Net assets applicable to outstanding shares	$267,751,989

Shares of beneficial interest outstanding	46,084,533

Net asset value and offering price per share outstanding	$5.81

Class C
Net assets applicable to outstanding shares	$654,223,587

Shares of beneficial interest outstanding	112,568,624

Net asset value and offering price per share outstanding	$5.81

Class I
Net assets applicable to outstanding shares	$1,775,230,044

Shares of beneficial interest outstanding	304,091,493

Net asset value and offering price per share outstanding	$5.84

Class R2
Net assets applicable to outstanding shares	$9,926,739

Shares of beneficial interest outstanding	1,699,838

Net asset value and offering price per share outstanding	$5.84

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest (a)	$511,138,439
Dividends	2,435,173

Total income	513,573,612

Expenses
Manager (See Note 3)	36,522,550
Distribution/Service—Investor Class (See Note 3)	701,721
Distribution/Service—Class A (See Note 3)	8,447,491
Distribution/Service—Class B (See Note 3)	3,245,152
Distribution/Service—Class C (See Note 3)	6,753,977
Distribution/Service—Class R2 (See Note 3)	25,931
Transfer agent (See Note 3)	9,984,062
Shareholder communication	1,315,304
Professional fees	517,831
Registration	301,203
Trustees	174,909
Custodian	78,018
Shareholder service (See Note 3)	10,371
Miscellaneous	199,823

Total expenses	68,278,343

Net investment income (loss)	445,295,269

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	193,847,266
Foreign currency transactions	1,376,144

Net realized gain (loss) on investments and foreign currency transactions	195,223,410

Net change in unrealized appreciation (depreciation) on:
Investments and unfunded commitments	(278,197,904)
Translation of other assets and liabilities in foreign currencies	(222,247)

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(278,420,151)

Net realized and unrealized gain (loss) on investments, unfunded commitments and foreign currency transactions	(83,196,741)

Net increase (decrease) in net assets resulting from operations	$362,098,528

(a)	Interest recorded net of foreign withholding taxes in the amount of $45,392.

The notes to the financial statements are an integral part of,

24 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$445,295,269	$426,257,831
Net realized gain (loss) on investments and foreign currency transactions	195,223,410	10,155,600
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments and foreign currency transactions	(278,420,151)	399,713,212

Net increase (decrease) in net assets resulting from operations	362,098,528	836,126,643

Dividends and distributions to shareholders:
From net investment income:
Investor Class	(19,786,004)	(19,325,360)
Class A	(240,811,722)	(232,081,403)
Class B	(20,335,389)	(26,142,919)
Class C	(42,822,088)	(43,795,220)
Class I	(137,624,961)	(112,088,514)
Class R2	(729,452)	(560,236)

	(462,109,616)	(433,993,652)

Return of capital:
Investor Class	—	(674,626)
Class A	—	(8,101,696)
Class B	—	(912,619)
Class C	—	(1,528,842)
Class I	—	(3,912,882)
Class R2	—	(19,557)

	—	(15,150,222)

Total dividends and distributions to shareholders	(462,109,616)	(449,143,874)

Capital share transactions:
Net proceeds from sale of shares	$2,014,794,074	$1,907,190,051
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	335,298,083	320,715,014
Cost of shares redeemed	(2,413,537,264)	(1,792,360,922	)(a)

Increase (decrease) in net assets derived from capital share transactions	(63,445,107)	435,544,143

Net increase (decrease) in net assets	(163,456,195)	822,526,912
Net Assets
Beginning of year	6,511,251,576	5,688,724,664

End of year	$6,347,795,381	$6,511,251,576

Distributions in excess of net investment income at end of year	$(11,812,622)	$(20,170,376)

(a)	Cost of shares redeemed net of redemption fees of $59,904 for the year ended October 31, 2010. (See Note 2(M))

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$5.97	$5.60	$4.63	$5.97

Net investment income (loss) (a)	0.41	0.41	0.40	0.28
Net realized and unrealized gain (loss) on investments	(0.08)	0.38	1.01	(1.33)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.33	0.79	1.41	(1.05)

Less dividends and distributions:
From net investment income	(0.42)	(0.41)	(0.41)	(0.28)
Return of capital	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.42)	(0.42)	(0.44)	(0.29)

Redemption fee (a)(b)	—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$5.88	$5.97	$5.60	$4.63

Total investment return (c)	5.69%	14.73%	32.60%	(18.54	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.80%	7.03%	8.18%	7.31	% ††
Net expenses	1.05%	1.08%	1.15%	1.16	% ††
Portfolio turnover rate	45%	41%	41%	29%
Net assets at end of period (in 000’s)	$285,656	$282,489	$265,507	$201,850

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

26 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$5.92	$5.56	$4.60	$6.35	$6.33

Net investment income (loss) (a)	0.41	0.40	0.40	0.43	0.45
Net realized and unrealized gain (loss) on investments	(0.07)	0.39	1.00	(1.74)	0.01
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.34	0.79	1.40	(1.31)	0.46

Less dividends and distributions:
From net investment income	(0.42)	(0.42)	(0.41)	(0.43)	(0.44)
Return of capital	—	(0.01)	(0.03)	(0.01)	—

Total dividends and distributions	(0.42)	(0.43)	(0.44)	(0.44)	(0.44)

Redemption fee (a)(b)	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$5.84	$5.92	$5.56	$4.60	$6.35

Total investment return (c)	5.94%	14.69%	32.74%	(22.00%)	7.41%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.86%	7.07%	8.19%	7.33%	6.95%
Net expenses	0.99%	1.03%	1.08%	1.07%	1.04%
Portfolio turnover rate	45%	41%	41%	29%	49%
Net assets at end of year (in 000’s)	$3,355,007	$3,409,419	$3,169,962	$1,835,090	$2,887,965

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$5.90	$5.54	$4.57	$6.31	$6.30

Net investment income (loss) (a)	0.36	0.36	0.36	0.38	0.40
Net realized and unrealized gain (loss) on investments	(0.08)	0.38	1.00	(1.73)	0.00 ‡
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.28	0.74	1.36	(1.35)	0.40

Less dividends and distributions:
From net investment income	(0.37)	(0.37)	(0.36)	(0.38)	(0.39)
Return of capital	—	(0.01)	(0.03)	(0.01)	—

Total dividends and distributions	(0.37)	(0.38)	(0.39)	(0.39)	(0.39)

Redemption fee (a)(b)	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$5.81	$5.90	$5.54	$4.57	$6.31

Total investment return (c)	4.95%	13.81%	31.57%	(22.47%)	6.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.05%	6.27%	7.49%	6.53%	6.19%
Net expenses	1.80%	1.83%	1.91%	1.86%	1.79%
Portfolio turnover rate	45%	41%	41%	29%	49%
Net assets at end of year (in 000’s)	$267,752	$375,368	$453,918	$431,398	$811,937

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

28 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$5.90	$5.54	$4.57	$6.31	$6.30

Net investment income (loss) (a)	0.36	0.36	0.36	0.38	0.40
Net realized and unrealized gain (loss) on investments	(0.08)	0.38	1.00	(1.73)	0.00 ‡
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.28	0.74	1.36	(1.35)	0.40

Less dividends and distributions:
From net investment income	(0.37)	(0.37)	(0.36)	(0.38)	(0.39)
Return of capital	—	(0.01)	(0.03)	(0.01)	—

Total dividends and distributions	(0.37)	(0.38)	(0.39)	(0.39)	(0.39)

Redemption fee (a)(b)	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$5.81	$5.90	$5.54	$4.57	$6.31

Total investment return (c)	4.95%	13.81%	31.57%	(22.60%)	6.63%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.05%	6.28%	7.29%	6.54%	6.20%
Net expenses	1.80%	1.83%	1.90%	1.86%	1.79%
Portfolio turnover rate	45%	41%	41%	29%	49%
Net assets at end of year (in 000’s)	$654,224	$698,491	$651,209	$276,418	$422,348

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$5.92	$5.56	$4.60	$6.35	$6.34

Net investment income (loss) (a)	0.42	0.42	0.41	0.44	0.47
Net realized and unrealized gain (loss) on investments	(0.06)	0.38	1.00	(1.73)	0.00 ‡
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Total from investment operations	0.36	0.80	1.41	(1.29)	0.47

Less dividends and distributions:
From net investment income	(0.44)	(0.43)	(0.42)	(0.45)	(0.46)
Return of capital	—	(0.01)	(0.03)	(0.01)	—

Total dividends and distributions	(0.44)	(0.44)	(0.45)	(0.46)	(0.46)

Redemption fee (a)(b)	—	0.00 ‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$5.84	$5.92	$5.56	$4.60	$6.35

Total investment return (c)	6.19%	14.98%	32.84%	(21.63%)	7.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	7.11%	7.34%	8.38%	7.57%	7.26%
Net expenses	0.74%	0.78%	0.83%	0.87%	0.79%
Portfolio turnover rate	45%	41%	41%	29%	49%
Net assets at end of year (in 000’s)	$1,775,230	$1,736,365	$1,141,889	$508,239	$440,002

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

30 MainStay High Yield Corporate Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
				May 1,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$5.93	$5.56	$4.60	$5.99

Net investment income (loss) (a)	0.40	0.40	0.39	0.21
Net realized and unrealized gain (loss) on investments	(0.07)	0.39	1.01	(1.38)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00	0.00 ‡	0.00 ‡	0.00	‡

Total from investment operations	0.33	0.79	1.40	(1.17)

Less dividends and distributions:
From net investment income	(0.42)	(0.41)	(0.41)	(0.21)
Return of capital	—	(0.01)	(0.03)	(0.01)

Total dividends and distributions	(0.42)	(0.42)	(0.44)	(0.22)

Redemption fee (a)(b)	—	0.00 ‡	0.00 ‡	0.00	‡

Net asset value at end of period	$5.84	$5.93	$5.56	$4.60

Total investment return (c)	5.67%	14.78%	32.31%	(20.13	%)(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.76%	6.99%	7.59%	7.48	% ††
Net expenses	1.09%	1.13%	1.18%	1.20	% ††
Portfolio turnover rate	45%	41%	41%	29%
Net assets at end of period (in 000’s)	$9,927	$9,120	$6,240	$41

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	The redemption fee was discontinued as of April 1, 2010.
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.
(d)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay High Yield Corporate Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers six classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Class R2 shares were first offered to the public on December 14, 2007, but did not commence operations until May 1, 2008. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I and Class R2 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The six classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A and Class R2 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee. Class R2 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

32    MainStay High Yield Corporate Bond Fund

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $50,146,543 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years

mainstayinvestments.com    33

Notes to Financial Statements (continued)

(for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2011, the Fund did not hold unfunded commitments.

(I) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

34    MainStay High Yield Corporate Bond Fund

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any rights.

(K) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(L) Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price. (See Note 6)

(M) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(N) Concentration of Risk. The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no

mainstayinvestments.com    35

Notes to Financial Statements (continued)

assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Warrants	Investment in securities, at value	$1,563,733	$1,563,733

Total Fair Value		$1,563,733	$1,563,733

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net realized gain (loss) on security transactions	$23	$23

Total Realized Gain (Loss)		$23	$23

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on investments and unfunded commitments	$(1,553)	$(1,553)

Total Change in Unrealized Appreciation (Depreciation)		$(1,553)	$(1,553)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Warrants (2)	14,682	14,682

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; and 0.50% in excess of $7 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.56% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $36,522,550.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class,

36    MainStay High Yield Corporate Bond Fund

Class A and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plan for the Class R2 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R2 shares. This is in addition to any fees paid under a distribution plan, where applicable.

For the year ended October 31, 2011, the Fund incurred shareholder service fees of $10,371.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $105,009 and $739,235, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $18, $20,541, $297,896 and $78,246, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$569,892

Class A	4,742,005

Class B	659,820

Class C	1,371,706

Class I	2,626,101

Class R2	14,538

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$232	0.0		%‡

Class C	137	0.0	‡

Class I	3,782,830	0.2

Class R2	31,852	0.3

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $103,073. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$—	$(388,045,099)	$(9,988,270)	$175,889,459	$(222,143,910)

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, premium amortization adjustments and basis adjustment due to class action payments. The other temporary differences are primarily due to dividends payable and interest income on defaulted securities.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$25,172,101	$111,358,800	$(136,530,901)

The reclassifications for the Fund are primarily due to foreign currency gain (loss), interest income on defaulted securities, expiration of a portion of the capital loss carryforward, reclassification of consent fee, distributions in excess of current earnings and modified debt instrument adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited

mainstayinvestments.com    37

Notes to Financial Statements (continued)

period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $388,045,099 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2014	$34,845
2016	84,576
2017	268,624

Total	$388,045

The Fund utilized $184,217,846 of capital loss carryforwards during the year ended October 31, 2011. The Fund had $121,816,333 of capital loss carryforwards that expired during the year ended October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$462,109,616	$433,993,652
Return of Capital	—	15,150,222

Total	$462,109,616	$449,143,874

Note 5–Foreign Currency Transactions

As of October 31, 2011, the Fund held the following foreign currency:

	Currency		Cost		Value

Canadian Dollar	CAD	2,047	USD	2,164	USD	2,054

Note 6–Restricted Securities

As of October 31, 2011, the Fund held the following restricted security:

	Date of	Principal		10/31/11	Percentage of
Security	Acquisition	Amount	Cost	Value	Net Assets

At Home Corp. Convertible Bond 4.75%, due 12/31/49	7/25/01	$61,533,853	$—	$6,154	0.0	%‡

‡	Less than one-tenth of a percent.

Note 7–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 8–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 9–Purchases and Sales of Securities
(in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $2,757,832 and $3,043,674, respectively.

38    MainStay High Yield Corporate Bond Fund

Note 10–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	5,111,719	$30,485,632
Shares issued to shareholders in reinvestment of dividends	2,960,375	17,570,516
Shares redeemed	(6,877,828)	(40,945,549)

Net increase (decrease) in shares outstanding before conversion	1,194,266	7,110,599
Shares converted into Investor Class (See Note 1)	4,655,768	27,587,309
Shares converted from Investor Class (See Note 1)	(4,621,430)	(27,538,348)

Net increase (decrease)	1,228,604	$7,159,560

Year ended October 31, 2010:
Shares sold	5,768,719	$33,286,337
Shares issued to shareholders in reinvestment of dividends	3,047,560	17,548,122
Shares redeemed	(6,570,148)	(37,855,377)

Net increase (decrease) in shares outstanding before conversion	2,246,131	12,979,082
Shares converted into Investor Class (See Note 1)	4,237,726	24,405,039
Shares converted from Investor Class (See Note 1)	(6,568,480)	(37,940,584)

Net increase (decrease)	(84,623)	$(556,463)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	129,893,290	$764,766,017
Shares issued to shareholders in reinvestment of dividends	29,996,636	176,638,500
Shares redeemed	(175,270,496)	(1,034,995,857)

Net increase (decrease) in shares outstanding before conversion	(15,380,570)	(93,591,340)
Shares converted into Class A (See Note 1)	16,072,503	94,830,428
Shares converted from Class A (See Note 1)	(1,567,690)	(9,101,467)

Net increase (decrease)	(875,757)	$(7,862,379)

Year ended October 31, 2010:
Shares sold	122,223,064	$699,332,152
Shares issued to shareholders in reinvestment of dividends	30,095,540	171,942,068
Shares redeemed	(141,930,654)	(810,364,294)

Net increase (decrease) in shares outstanding before conversion	10,387,950	60,909,926
Shares converted into Class A (See Note 1)	18,861,181	107,796,944
Shares converted from Class A (See Note 1)	(1,284,741)	(7,456,058)
Shares converted from Class A (a)	(22,498,098)	(127,339,233)

Net increase (decrease)	5,466,292	$33,911,579

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	5,252,347	$30,812,825
Shares issued to shareholders in reinvestment of dividends	2,589,027	15,200,236
Shares redeemed	(10,805,068)	(63,567,155)

Net increase (decrease) in shares outstanding before conversion	(2,963,694)	(17,554,094)
Shares converted from Class B (See Note 1)	(14,601,911)	(85,777,922)

Net increase (decrease)	(17,565,605)	$(103,332,016)

Year ended October 31, 2010:
Shares sold	7,565,312	$43,154,532
Shares issued to shareholders in reinvestment of dividends	3,436,326	19,534,373
Shares redeemed	(14,048,312)	(79,802,350)

Net increase (decrease) in shares outstanding before conversion	(3,046,674)	(17,113,445)
Shares converted from Class B (See Note 1)	(15,298,936)	(86,805,341)

Net increase (decrease)	(18,345,610)	$(103,918,786)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	21,348,773	$125,338,607
Shares issued to shareholders in reinvestment of dividends	4,508,987	26,458,081
Shares redeemed	(31,684,597)	(186,273,101)

Net increase (decrease)	(5,826,837)	$(34,476,413)

Year ended October 31, 2010:
Shares sold	26,285,161	$149,653,012
Shares issued to shareholders in reinvestment of dividends	4,766,392	27,131,710
Shares redeemed	(30,249,231)	(172,299,013)

Net increase (decrease)	802,322	$4,485,709

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	179,083,112	$1,058,162,353
Shares issued to shareholders in reinvestment of dividends	16,764,265	98,762,713
Shares redeemed	(184,918,979)	(1,082,826,471)

Net increase (decrease)	10,928,398	$74,098,595

Year ended October 31, 2010:
Shares sold	170,407,461	$975,568,493
Shares issued to shareholders in reinvestment of dividends	14,691,967	84,030,355
Shares redeemed	(119,844,424)	(687,727,488)

Net increase (decrease) in shares outstanding before conversion	65,255,004	371,871,360
Shares converted into Class I (a)	22,498,098	127,339,233

Net increase (decrease)	87,753,102	$499,210,593

mainstayinvestments.com    39

Notes to Financial Statements (continued)

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	883,838	$5,228,640
Shares issued to shareholders in reinvestment of dividends	113,297	668,037
Shares redeemed	(836,240)	(4,929,131)

Net increase (decrease)	160,895	$967,546

Year ended October 31, 2010:
Shares sold	1,082,211	$6,195,525
Shares issued to shareholders in reinvestment of dividends	92,287	528,386
Shares redeemed	(757,125)	(4,312,400)

Net increase (decrease)	417,373	$2,411,511

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

40    MainStay High Yield Corporate Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay High Yield Corporate Bond Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay High Yield Corporate Bond Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    41

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $2,435,173 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 0.6% to arrive at the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

42    MainStay High Yield Corporate Bond Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    43

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

44    MainStay High Yield Corporate Bond Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    45

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

46    MainStay High Yield Corporate Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    47

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

MYLIM-24966 MS284-11	MSHY11-12/11
N08

MainStay Income Builder Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	12

Financial Statements	27

Notes to Financial Statements	35

Report of Independent Registered Public Accounting Firm	46

Federal Income Tax Information	47

Proxy Voting Policies and Procedures and Proxy Voting Record	47

Shareholder Reports and Quarterly Portfolio Disclosure	47

Board Members and Officers	48

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	0.09%	1.35%	2.92%	1.50%
		Excluding sales charges	5.92	2.51	3.50	1.50

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	0.36	1.54	3.01	1.15
		Excluding sales charges	6.21	2.69	3.59	1.15

Class B Shares	Maximum 5% CDSC	With sales charges	0.14	1.44	2.73	2.24
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	5.14	1.74	2.73	2.24

Class C Shares	Maximum 1% CDSC	With sales charges	4.08	1.73	2.71	2.24
	if Redeemed Within One Year of Purchase	Excluding sales charges	5.08	1.73	2.71	2.24

Class I Shares[4]	No Sales Charge		6.50	3.03	3.99	0.89

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

MSCI World Index[5]	1.76%	–1.00%	4.54%

Russell 1000® Index[6]	8.01	0.54	4.17

Income Builder Composite Index[7]	3.87	3.18	5.41

Barclays Capital U.S. Aggregate Bond Index[8]	5.00	6.41	5.46

Average Lipper Mixed-Asset Target Allocation Growth Fund[9]	3.51	1.44	4.39

5.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is the Fund’s secondary benchmark. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	The Income Builder Index is comprised of the MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index weighted 50%/50% respectively. Returns assume reinvestment of all dividends and capital gains.
8.	The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper mixed-asset target allocation growth fund is representative of funds that, by portfolio practice, maintain a mix of between 60%–80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital-gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$946.70	$6.77	$1,018.20	$7.02

Class A Shares	$1,000.00	$947.70	$5.20	$1,019.90	$5.40

Class B Shares	$1,000.00	$943.10	$10.43	$1,014.50	$10.82

Class C Shares	$1,000.00	$943.00	$10.43	$1,014.50	$10.82

Class I Shares	$1,000.00	$948.70	$3.98	$1,021.10	$4.13

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.38% for Investor Class, 1.06% for Class A, 2.13% for Class B and Class C and 0.81% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Common Stocks	50.5
Corporate Bonds	20.1
Short-Term Investment	7.0
Convertible Bonds	6.8
Asset-Backed Securities	2.5
U.S. Government & Federal Agencies	2.5
Loan Assignments & Participations	2.3
Yankee Bonds	2.2
Convertible Preferred Stocks	1.8
Mortgage-Backed Securities	1.7
Foreign Bonds	1.6
Futures Contracts	0.7
Preferred Stock	0.4
Foreign Government Bonds	0.1
Warrants	0.0
Other Assets, Less Liabilities	(0.2)

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of October 31, 2011 (excluding short-term investment)

1.	United States Treasury Bonds, 3.75%–4.375%, due 5/15/40–8/15/41
2.	MGM Resorts International, 7.50%–11.125%, due 5/15/14–11/15/17
3.	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 4/15/20
4.	Imperial Tobacco Group PLC
5.	Vodafone Group PLC
6.	BCE, Inc.
7.	Northern Rock Asset Management PLC, 9.375%, due 10/17/21
8.	Pearson PLC
9.	Vivendi S.A.
10.	K Hovnanian Enterprises, Inc., 10.625%, due 10/15/16

8    MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Dan Roberts, PhD, Michael Kimble, Louis N. Cohen, Taylor Wagenseil and Gary Goodenough of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund, and Eric Sappenfield, William Priest, CFA, and Michael A. Welhoelter, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.

How did MainStay Income Builder Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Income Builder Fund returned 5.92% for Investor Class shares, 6.21% for Class A shares, 5.14% for Class B shares and 5.08% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 6.50%. All share classes outperformed the 3.51% return of the average Lipper1 mixed-asset target allocation growth fund and the 1.76% return of the MSCI World Index2 for the 12 months ended October 31, 2011. The MSCI World Index is the Fund’s broad-based securities-market index. All share classes outperformed the 5.00% return of the Barclays Capital U.S. Aggregate Bond Index,3 which is an additional benchmark for the Fund. See page 5 for Fund returns with sales charges.

During the reporting period, how was the Fund materially affected by investments in derivatives?

During the reporting period, Epoch did not use any derivatives. However, to maintain the Fund’s beta4 and increase equity sensitivity, MacKay Shields maintained a significant position in derivatives, including forwards and futures. Though riskier assets, such as equity futures decreased in value during the third quarter, the Fund’s positions in forwards and futures were positive contributors to performance for the entire reporting period.

What factors affected the relative performance of the equity portion of the Fund during the reporting period?

During the reporting period, the equity portion of the Fund emphasized companies with growing free cash flow and a policy of allocating excess cash to shareholders via dividends, share repurchases and debt paydowns. This positioning helped the performance of the equity portion of the Fund relative to the MSCI World Index in a reporting period characterized by slowing economic growth and elevated market volatility.

In the equity portion of the Fund, which sectors were the strongest contributors to the Fund’s relative performance and which sectors detracted the most?

In the equity portion of the Fund, the sector that provided the strongest positive contribution to performance relative to the MSCI World Index was financials. (Contributions take weightings and total returns into account.) The equity portion of the Fund had an average sector weighting of approximately one-fourth that of the MSCI World Index, which provided a boost to relative returns. Stock selection within the sector, where we avoided large banks, was also a major contributor to relative performance. The consumer staples and utilities sectors provided strong positive contributions to the performance of the equity portion of the Fund relative to the MSCI World Index during the reporting period as well, primarily because of stock selection.

During the reporting period, the only two sectors that detracted from the relative performance of the equity portion of the Fund were industrials and health care. An underweight position relative to the MSCI World Index in the health care sector and stock selection in the industrials sector were negative factors.

During the reporting period, which individual stocks made the strongest contributions to the equity portion of the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, U.S. tobacco manufacturer Lorillard, U.S. utility company NiSource and Canadian telecommunications company BCE made the strongest contributions to absolute performance in the equity portion of the Fund.

Lorillard continued to generate significant cash flow during the reporting period, driven by its leading market-share position in the menthol segment and by its strong operating margins. In addition, concerns over a potential ban on menthol cigarettes in the United States dissipated, and Lorillard’s stock reacted positively to the news. NiSource manages pipelines and distributes electricity and natural gas. The company reported strong results during the reporting period, exceeding expectations for revenue and earnings. The company also benefited from a positive regulatory review in one of its markets. BCE, Canada’s largest telecommunications company, reported growth across its business segments, driven by market-leading wireless additions and traction gained in fiber-optic TV and Internet services.

The greatest detractors from absolute performance in the equity portion of the Fund were U.K.-based transportation company FirstGroup, French telecommunication services company France Telecom and French media company Vivendi.

Shares of train and bus operator FirstGroup declined during the reporting period on weakness in the U.S. school transit market because of budget cuts and poor weather. These setbacks offset gains in the company’s U.K. rail operations and growth in North American contract bus services. France Telecom experienced weakness on worries about the company’s foreign acquisitions and new competitive threats in its domestic market. Management sought to reassure investors about the free cash flow the company generates and its commitment to pay a high cash

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI World Index.
3. See footnote on page 6 for more information on the Barclays Capital U.S. Aggregate Bond Index.
4. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

mainstayinvestments.com    9

dividend. Shares of telecommunication services and entertainment group Vivendi declined, in part because of price competition facing its French telecommunication business.

Did the equity portion of the Fund make any significant purchases or sales during the reporting period?

Among the stocks that the equity portion of the Fund purchased during the reporting period were U.S. movie-theater operator Regal Entertainment, U.S.-based defense contractor Lockheed Martin and U.S. energy infrastructure company Williams Partners.

Regal Entertainment has growing operations and, in our view, the financial strength to sustain its shareholder yield. We added Lockheed Martin to the Fund after the company satisfactorily addressed its long-term pension obligations without impairing its dividend. The position in Lockheed Martin helped increase the overall yield and diversity of the Fund. We added Williams Partners for its solid balance sheet and record of high cash distributions.

During the reporting period, we sold the Fund’s position in Norwegian energy group Statoil as the company shifted its capital allocation policy toward expanding production capacity and finding new sources of oil rather than toward shareholder yield. U.S. kitchen, home and beauty products company Tupperware Brands had good share price performance, and we sold the Fund’s position in the stock as it reached our price target.

How did the Fund’s equity sector weightings change during the reporting period?

During the reporting period, we increased the consumer discretionary sector weighting in the equity portion of the Fund. The equity portion of the Fund moved from a substantially underweight position relative to the benchmark to a position that was closer to the sector’s weighting in the MSCI World Index. During the reporting period, we reduced the Fund’s overweight positions in utilities and consumer staples.

How was the equity portion of the Fund positioned at the end of October 2011?

As of October 31, 2011, the equity portion of the Fund was most substantially overweight relative to the MSCI World Index in the telecommunication services, utilities and consumer staples sectors. As of the same date, the equity portion of the Fund was most substantially underweight relative to the MSCI World Index in the financials and information technology sectors.

The equity portion of the Fund continues to seek companies that have strong balance sheets and growing free cash flow and that deliver returns to shareholders through significant cash dividends, share repurchases and debt paydowns.

What factors affected relative performance in the fixed-income portion of the Fund during the reporting period?

The fixed-income market faced some geopolitical and economic headwinds during the reporting period. In the United States, the market faced a slower-growing economy, a weak housing market, elevated unemployment, the downgrade of U.S. debt and the debt ceiling debate. Overseas, the European sovereign debt crisis, the earthquake and tsunami in Japan and concerns about a slowing Chinese economy affected the market and contributed to the flight to quality into U.S. Treasurys during the second half of the reporting period.

We maintained our belief that accommodative monetary policy and steady credit creation would promote growth in the U.S. economy. Healthy corporate balance sheets, few near-term debt maturities and low default rates also led us to position the fixed-income portion of the Fund with a higher-than-market beta. Unfortunately, this beta positioning detracted most from the performance of the fixed-income portion of the Fund, which underperformed the Barclays Capital U.S. Aggregate Bond Index during the reporting period.

The fixed-income portion of the Fund held overweight positions in high-yield corporate bonds and convertible securities and an underweight position in U.S. Treasurys. As U.S. Treasurys rallied during the second half of the reporting period, our beta posi-tioning detracted from relative performance.

Despite these developments, our investment thesis was somewhat vindicated toward the end of the reporting period, as U.S. economic data continued to show growth, though at a slower pace than in past recoveries. There was also encouraging news about a potential resolution to the European sovereign debt crisis. Together, these factors sparked a late-period rally in assets perceived to be riskier, such as high-yield corporate bonds, and in equity-sensitive products, such as convertible securities.

What was the duration5 strategy of the fixed-income portion of the Fund during the reporting period?

The duration of the fixed-income portion of the Fund was shorter than that of the Barclays Capital U.S. Aggregate Bond Index, in large part because of our overweight position in high-yield corporate bonds, which tend to have shorter durations. These bonds also tend to have a low correlation to U.S. Trea-surys, so they have a lower sensitivity to interest rates. This shorter-duration positioning detracted slightly from the relative performance of the fixed-income portion of the Fund during the reporting period.

5. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10    MainStay Income Builder Fund

What specific factors, risks or market forces prompted significant decisions in the fixed-income portion of the Fund during the reporting period?

Though there were many macro factors to consider and extended periods of market volatility, we did not make any material changes to the positioning of the fixed-income portion of the Fund during the reporting period. Prior to the reporting period, we believed that the Federal Reserve’s accommodative monetary policy and an improving economy were positive signs for spread6 product such as high-yield corporate bonds. Although there was a flight to quality (or movement toward securities perceived to have lower risk) during the second half of the reporting period, we viewed this as more technical in nature—and not based on fundamentals, which we believed to be favorable.

During the reporting period, which market segments were the strongest contributors to performance in the fixed-income portion of the Fund, and which market segments were particularly weak?

During the first half of the reporting period, the fixed-income portion of the Fund’s positioning in higher-beta securities such as high-yield corporate bonds and convertible securities was the driving force behind our outperformance relative to the Barclays Capital U.S. Aggregate Bond Index. As investors became more concerned about global economic conditions, there was a sharp turnaround in investor sentiment, which drove investors to the perceived safety of U.S. Treasury securities and away from assets with higher risk profiles. Because of this shift, U.S. Treasurys and agencies were the Fund’s best performers during the reporting period, but our underweight position relative to the benchmark detracted from overall performance. The Fund’s holdings in investment-grade corporate bonds were positive contributors to performance during the entire reporting period. (Contributions take weightings and total returns into account.) Our positions in high-yield corporate bonds and convertible securities, on the other hand, were the weakest performers during the entire reporting period. More specifically, our cyclical holdings within the high-yield sector underperformed the benchmark.

Did the fixed-income portion of the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Fund initiated positions in homebuilder Meritage Homes, Canadian oil sands producer MEG Energy, coal producer Arch Coal and communications company Commscope. We sold Fund positions in apparel company Phillips Van Heusen and eye care company Bausch & Lomb. The significant purchases and sales were completed on the basis of securities valuations and risk/reward characteristics.

How did sector weightings change in the fixed-income portion of the Fund during the reporting period?

During the reporting period, the fixed-income portion of the Fund slightly increased exposure to high-yield corporate bonds while slightly reducing exposure to floating-rate securities, bank debt and U.S. Treasurys.

How was the fixed-income portion of the Fund positioned at the end of the reporting period?

As of October 31, 2011, the most substantially overweight position relative to the Barclays Capital U.S. Aggregate Bond Index in the fixed-income portion of the Fund was in high-yield corporate bonds. The fixed-income portion of the Fund was also overweight relative to the Barclays Capital U.S. Aggregate Bond Index in convertible securities and had a substantial weight in investment-grade corporate bonds.

As of October 31, 2011, the fixed-income portion of the Fund was most substantially underweight relative to the Barclays Capital U.S. Aggregate Bond Index in U.S. Treasurys and agency securities.

6. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    11

Portfolio of Investments††† October 31, 2011

	Principal
	Amount	Value
Long-Term Bonds 39.8%† Asset-Backed Securities 2.5%

Home Equity 2.3%
Ameriquest Mortgage Securities, Inc. Series 2003-8, Class AF5 5.14%, due 10/25/33	$219,269	$217,932
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A5 0.305%, due 10/25/36 (a)	701,460	543,205
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2002-2, Class 1A5 6.33%, due 4/25/32	241,287	237,800
CIT Group Home Equity Loan Trust
Series 2003-1, Class A4 3.93%, due 3/20/32	56,272	53,898
Citicorp Residential Mortgage Securities, Inc. Series 2006-1, Class A3 5.706%, due 7/25/36 (b)	309,559	310,241
Citifinancial Mortgage Securities, Inc. Series 2003-3, Class AF5 5.053%, due 8/25/33	310,083	307,541
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL2, Class A3A 0.315%, due 5/25/37 (a)	2,201,723	1,763,774
Countrywide Asset-Backed Certificates Series 2003-5, Class AF5 5.971%, due 2/25/34	485,496	466,533
Equity One ABS, Inc. Series 2003-4, Class AF6 4.833%, due 10/25/34	423,045	424,916
Series 2003-3, Class AF4 5.495%, due 12/25/33	496,169	481,273
GSAA Home Equity Trust
Series 2006-14, Class A1 0.295%, due 9/25/36 (a)	7,508,136	2,768,971
HSI Asset Securitization Corp. Trust
Series 2007-NC1, Class A1 0.345%, due 4/25/37 (a)	637,481	480,067
JP Morgan Mortgage Acquisition Corp.
Series 2007-HE1, Class AF1 0.345%, due 3/25/47 (a)	1,670,670	1,091,053
Master Asset Backed Securities Trust
Series 2006-HE4, Class A1 0.295%, due 11/25/36 (a)	980,860	326,299
Merrill Lynch Mortgage Investors Trust
Series 2007-MLN1, Class A2A 0.355%, due 3/25/37 (a)	5,213,133	2,615,465
Residential Asset Mortgage Products, Inc. Series 2003-RZ5, Class A7 4.97%, due 9/25/33	251,532	251,613
Series 2003-RS7, Class AI6 5.34%, due 8/25/33 (a)	198,174	194,765
Residential Asset Securities Corp. Series 2002-KS2, Class AI6 6.228%, due 4/25/32 (a)	160,366	161,572
Saxon Asset Securities Trust
Series 2003-1, Class AF5 5.455%, due 6/25/33	96,707	86,731
Soundview Home Equity Loan Trust
Series 2006-EQ2, Class A2 0.355%, due 1/25/37 (a)	2,481,438	2,042,174
Terwin Mortgage Trust
Series 2005-14HE, Class AF2 4.849%, due 8/25/36	166,335	160,497

		14,986,320

Student Loans 0.2%
Keycorp Student Loan Trust
Series 2000-A, Class A2 0.632%, due 5/25/29 (a)	1,527,272	1,389,362

Total Asset-Backed Securities (Cost $19,194,782)		16,375,682

Convertible Bonds 6.8%

Aerospace & Defense 0.2%
L-3 Communications Corp. 3.00%, due 8/1/35	1,326,000	1,284,563

Auto Parts & Equipment 0.2%
ArvinMeritor, Inc. 4.00%, due 2/15/27	1,390,000	1,056,400

Biotechnology 0.2%
Life Technologies Corp. 1.50%, due 2/15/24	1,179,000	1,179,000

Coal 0.2%
Peabody Energy Corp. 4.75%, due 12/15/66	1,143,000	1,251,585

Computers 0.6%
EMC Corp. 1.75%, due 12/1/13	1,676,000	2,675,315

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings or issuers held, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

12 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Convertible Bonds (continued)

Computers (continued)

NetApp, Inc. 1.75%, due 6/1/13	$221,000	$304,428
SanDisk Corp. 1.50%, due 8/15/17	603,000	722,846

		3,702,589

Distribution & Wholesale 0.2%
WESCO International, Inc. 6.00%, due 9/15/29	826,000	1,557,010

Electronics 0.2%
TTM Technologies, Inc. 3.25%, due 5/15/15	1,356,000	1,452,615

Health Care—Products 0.3%
Teleflex, Inc. 3.875%, due 8/1/17	1,726,000	2,043,153

Iron & Steel 0.7%
Allegheny Technologies, Inc. 4.25%, due 6/1/14	1,951,000	2,658,237
ArcelorMittal 5.00%, due 5/15/14	975,000	1,083,469
Steel Dynamics, Inc. 5.125%, due 6/15/14	71,000	75,970
United States Steel Corp. 4.00%, due 5/15/14	286,000	313,885

		4,131,561

Mining 0.5%
Newmont Mining Corp. 1.25%, due 7/15/14	2,247,000	3,432,292

Miscellaneous—Manufacturing 0.5%
Danaher Corp. (zero coupon), due 1/22/21	1,694,000	2,384,305
Ingersoll-Rand Co. 4.50%, due 4/15/12	608,000	1,073,880

		3,458,185

Oil & Gas 0.5%
Chesapeake Energy Corp. 2.75%, due 11/15/35	1,278,000	1,391,422
St. Mary Land & Exploration Co. 3.50%, due 4/1/27	1,264,000	1,982,900

		3,374,322

Pharmaceuticals 0.2%
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	995,000	1,050,969

Real Estate Investment Trusts 0.2%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	1,305,000	1,376,775

Retail 0.3%
Costco Wholesale Corp. (zero coupon), due 8/19/17	926,000	1,754,770

Semiconductors 0.8%
Intel Corp. 3.25%, due 8/1/39 (c)	1,131,000	1,433,543
Microchip Technology, Inc. 2.125%, due 12/15/37	1,214,000	1,617,655
Novellus Systems, Inc. 2.625%, due 5/15/41 (c)	773,000	804,886
ON Semiconductor Corp. 2.625%, due 12/15/26	1,313,000	1,439,376

		5,295,460

Software 0.4%
Symantec Corp. 1.00%, due 6/15/13	1,134,000	1,321,110
SYNNEX Corp. 4.00%, due 5/15/18	1,121,000	1,283,545

		2,604,655

Telecommunications 0.6%
Alcatel-Lucent USA, Inc. 2.875%, due 6/15/25	918,000	872,100
Ciena Corp. 4.00%, due 3/15/15 (c)	594,000	606,623
SBA Communications Corp. 1.875%, due 5/1/13	1,909,000	2,076,037

		3,554,760

Total Convertible Bonds (Cost $41,632,439)		43,560,664

Corporate Bonds 20.1%

Advertising 0.0%‡
Lamar Media Corp. Series C 6.625%, due 8/15/15	300,000	301,500

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Agriculture 0.1%
Lorillard Tobacco Co. 8.125%, due 6/23/19	$255,000	$307,307

Airlines 1.9%
Continental Airlines, Inc. Series A 7.25%, due 11/10/19	2,122,775	2,271,369
7.875%, due 1/2/20	1,693,963	1,660,084
Delta Air Lines, Inc. 12.25%, due 3/15/15 (c)	4,605,000	4,973,400
U.S. Airways Group, Inc. Series A 6.25%, due 4/22/23	1,451,584	1,306,425
UAL 2009-1 Pass Through Trust
10.40%, due 5/1/18	1,513,686	1,672,623

		11,883,901

Auto Manufacturers 0.3%
Ford Motor Co. 6.625%, due 10/1/28	1,500,000	1,593,541
8.90%, due 1/15/32	215,000	269,825

		1,863,366

Auto Parts & Equipment 0.0%‡
Goodyear Tire & Rubber Co. (The) 10.50%, due 5/15/16	78,000	86,580

Banks 1.3%
AgriBank FCB 9.125%, due 7/15/19	300,000	388,735
Ally Financial, Inc. 4.50%, due 2/11/14	322,000	314,755
6.75%, due 12/1/14	318,000	321,246
7.50%, due 9/15/20	802,000	810,020
BAC Capital Trust VI 5.625%, due 3/8/35	1,200,000	941,591
Bank of America Corp. 5.625%, due 7/1/20	1,200,000	1,156,123
6.50%, due 8/1/16	135,000	140,499
8.00%, due 12/29/49 (a)	1,500,000	1,395,705
CIT Group, Inc. 7.00%, due 5/2/16 (c)	800,000	798,000
7.00%, due 5/2/17 (c)	650,000	648,375
Citigroup, Inc. 8.50%, due 5/22/19	100,000	123,742
Fifth Third Bancorp 6.25%, due 5/1/13	255,000	270,520
Wells Fargo & Co. 7.98%, due 3/29/49 (a)	1,200,000	1,284,000

		8,593,311

Building Materials 0.9%
Boise Cascade LLC 7.125%, due 10/15/14	1,255,000	1,226,763
USG Corp. 6.30%, due 11/15/16	4,695,000	3,626,887
9.75%, due 1/15/18	1,330,000	1,117,200

		5,970,850

Chemicals 0.1%
Dow Chemical Co. (The) 8.55%, due 5/15/19	225,000	292,295
Huntsman International LLC 5.50%, due 6/30/16	80,000	79,200
Solutia, Inc. 8.75%, due 11/1/17	105,000	114,319

		485,814

Coal 0.2%
Alpha Natural Resources, Inc. 6.00%, due 6/1/19	1,100,000	1,091,750
6.25%, due 6/1/21	180,000	177,750
Arch Western Finance LLC 6.75%, due 7/1/13	118,000	119,180

		1,388,680

Commercial Services 0.4%
Avis Budget Car Rental LLC 7.625%, due 5/15/14	509,000	512,817
Hertz Corp. (The) 7.375%, due 1/15/21	700,000	719,250
Quebecor World, Inc. (Litigation Recovery Trust—Escrow Shares) 9.75%, due 11/15/49 (c)(d)(e)(f)	110,000	1,760
ServiceMaster Co. (The) 10.75%, due 7/15/15 (c)(g)	240,000	245,700
United Rentals North America, Inc. 9.25%, due 12/15/19	1,100,000	1,237,500

		2,717,027

Computers 0.1%
SunGard Data Systems, Inc. 7.375%, due 11/15/18	200,000	204,500
7.625%, due 11/15/20	200,000	205,000

		409,500

Diversified Financial Services 0.3%
Alterra Finance LLC 6.25%, due 9/30/20	200,000	213,707

The notes to the financial statements are an integral part of,

14 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Diversified Financial Services (continued)

GE Capital Trust II 5.50%, due 9/15/67	€640,000	$752,733
General Electric Capital Corp. 6.50%, due 9/15/67	£760,000	1,099,804

		2,066,244

Electric 0.6%
Allegheny Energy Supply Co. LLC 5.75%, due 10/15/19 (c)	$305,000	332,106
Edison Mission Energy 7.00%, due 5/15/17	600,000	420,000
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.00%, due 12/1/20	1,563,000	1,641,150
Texas Competitive Electric Holdings Co. LLC 10.25%, due 11/1/15	430,000	167,700
Wisconsin Energy Corp. 6.25%, due 5/15/67 (a)	1,554,717	1,539,170

		4,100,126

Entertainment 0.3%
Cinemark USA, Inc. 8.625%, due 6/15/19	140,000	151,900
Isle of Capri Casinos, Inc. 7.00%, due 3/1/14	240,000	230,400
Mohegan Tribal Gaming Authority 6.125%, due 2/15/13	1,370,000	952,150
Pinnacle Entertainment, Inc. 8.625%, due 8/1/17	120,000	128,100
Shingle Springs Tribal Gaming Authority 9.375%, due 6/15/15 (c)	400,000	212,000
Tunica-Biloxi Gaming Authority 9.00%, due 11/15/15 (c)	123,000	122,385

		1,796,935

Environmental Controls 0.2%
EnergySolutions, Inc./EnergySolutions LLC 10.75%, due 8/15/18	1,400,000	1,414,000

Finance—Consumer Loans 0.8%
HSBC Finance Capital Trust IX 5.911%, due 11/30/35 (a)	2,400,000	2,112,000
SLM Corp. 6.25%, due 1/25/16	1,700,000	1,700,000
Springleaf Finance Corp. 6.90%, due 12/15/17	1,965,000	1,498,312

		5,310,312

Finance—Credit Card 0.2%
American Express Co. 6.80%, due 9/1/66 (a)	1,600,000	1,584,000

Finance—Other Services 0.2%
Cantor Fitzgerald, L.P. 7.875%, due 10/15/19 (c)	1,200,000	1,219,702
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 9.25%, due 4/1/15	350,000	362,250

		1,581,952

Food 0.3%
Smithfield Foods, Inc. 7.75%, due 7/1/17	1,500,000	1,620,000

Forest Products & Paper 0.3%
Boise Paper Holdings LLC/Boise Co-Issuer Co. 8.00%, due 4/1/20	1,400,000	1,473,500
Clearwater Paper Corp. 10.625%, due 6/15/16	155,000	175,150

		1,648,650

Health Care—Products 0.1%
Bausch & Lomb, Inc. 9.875%, due 11/1/15	560,000	588,000

Health Care—Services 0.0%‡
CIGNA Corp. 4.375%, due 12/15/20	270,000	276,520

Home Builders 1.3%
X K Hovnanian Enterprises, Inc. 10.625%, due 10/15/16	6,530,000	5,599,475
MDC Holdings, Inc. 5.625%, due 2/1/20	2,750,000	2,464,115

		8,063,590

Household Products & Wares 0.1%
Yankee Acquisition Corp. 8.50%, due 2/15/15	300,000	306,000

Insurance 3.1%
Allstate Corp. (The) 6.50%, due 5/15/57 (a)	3,790,000	3,529,437
American International Group, Inc. 4.875%, due 3/15/67	€1,300,000	1,279,404
Series A2 5.75%, due 3/15/67	£700,000	816,010
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	$4,100,000	3,878,977

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Corporate Bonds (continued)

Insurance (continued)

Hartford Life, Inc. 7.65%, due 6/15/27	$355,000	$372,830
Liberty Mutual Group, Inc. 7.80%, due 3/7/87 (c)	1,760,000	1,601,600
10.75%, due 6/15/88 (a)(c)	750,000	911,250
Pacific Life Insurance Co. 7.90%, due 12/30/23 (c)	2,575,000	3,100,802
Progressive Corp. (The) 6.70%, due 6/15/67 (a)	3,700,000	3,672,250
Teachers Insurance & Annuity Association of America 6.85%, due 12/16/39 (c)	300,000	381,621

		19,544,181

Leisure Time 0.0%‡
Travelport LLC 9.875%, due 9/1/14	400,000	280,000

Lodging 1.6%
Harrah’s Operating Co., Inc. 10.00%, due 12/15/18	1,800,000	1,356,750
11.25%, due 6/1/17	240,000	256,800
X MGM Resorts International
7.50%, due 6/1/16	8,530,000	8,103,500
10.375%, due 5/15/14	40,000	44,600
11.125%, due 11/15/17	80,000	90,800
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, due 11/1/17	240,000	262,950

		10,115,400

Machinery—Construction & Mining 0.3%
Terex Corp. 8.00%, due 11/15/17	1,800,000	1,768,500

Machinery—Diversified 0.0%‡
Manitowoc Co., Inc. (The) 7.125%, due 11/1/13	240,000	240,600

Media 1.3%
Cequel Communications Holdings/LLC and Cequel Capital Corp. 8.625%, due 11/15/17 (c)	3,625,000	3,788,125
Clear Channel Communications, Inc. 5.50%, due 12/15/16	1,035,000	548,550
6.875%, due 6/15/18	2,115,000	1,036,350
DISH DBS Corp. 7.125%, due 2/1/16	1,400,000	1,487,500
Mediacom Broadband LLC 8.50%, due 10/15/15	300,000	309,000
NBC Universal Media LLC 5.15%, due 4/30/20	160,000	179,811
Nielsen Finance LLC 11.50%, due 5/1/16	140,000	160,650
Time Warner Cable, Inc. 8.25%, due 2/14/14	340,000	387,972
Time Warner, Inc. 7.70%, due 5/1/32	300,000	390,648

		8,288,606

Mining 0.2%
Century Aluminum Co. 8.00%, due 5/15/14	1,313,000	1,329,413

Miscellaneous—Manufacturing 0.6%
Amsted Industries, Inc. 8.125%, due 3/15/18 (c)	3,500,000	3,692,500

Office & Business Equipment 0.1%
Xerox Corp. 4.25%, due 2/15/15	300,000	316,344

Oil & Gas 1.2%
X Linn Energy LLC/Linn Energy Finance Corp. 8.625%, due 4/15/20	6,190,000	6,824,475
Nabors Industries, Inc. 5.00%, due 9/15/20	1,000,000	1,038,024
Pemex Project Funding Master Trust
6.625%, due 6/15/35	110,000	119,900

		7,982,399

Oil & Gas Services 0.4%
Basic Energy Services, Inc. 7.125%, due 4/15/16	1,730,000	1,755,950
Geokinetics Holdings USA, Inc. 9.75%, due 12/15/14	1,350,000	999,000

		2,754,950

Packaging & Containers 0.1%
Pregis Corp. 12.375%, due 10/15/13	245,000	222,950
Solo Cup Co. 10.50%, due 11/1/13	165,000	166,650

		389,600

Pipelines 0.5%
Energy Transfer Partners, L.P. 4.65%, due 6/1/21	2,250,000	2,233,600

The notes to the financial statements are an integral part of,

16 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Corporate Bonds (continued)

Pipelines (continued)

MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp. 6.25%, due 6/15/22	$140,000	$143,500
8.75%, due 4/15/18	140,000	157,500
ONEOK, Inc. 6.00%, due 6/15/35	350,000	391,336

		2,925,936

Real Estate Investment Trusts 0.1%
Health Care Property Investors, Inc. 6.00%, due 1/30/17	290,000	309,251
ProLogis, L.P. 7.375%, due 10/30/19	195,000	221,423

		530,674

Retail 0.1%
CVS Caremark Corp. 5.789%, due 1/10/26 (c)(e)	266,873	278,122
Wal-Mart Stores, Inc. 6.75%, due 10/15/23	314,000	421,181

		699,303

Semiconductors 0.3%
Freescale Semiconductor, Inc. 9.25%, due 4/15/18 (c)	1,600,000	1,732,000

Storage & Warehousing 0.0%‡
Mobile Mini, Inc. 6.875%, due 5/1/15	300,000	300,000

Telecommunications 0.2%
EH Holding Corp. 7.625%, due 6/15/21 (c)	1,200,000	1,242,000
Qwest Communications International, Inc. Series B 7.50%, due 2/15/14	200,000	202,000

		1,444,000

Total Corporate Bonds (Cost $125,472,122)		128,698,571

Foreign Bonds 1.6%

Banks 0.4%
EGG Banking PLC 6.875%, due 12/29/21	£1,200,000	1,727,532
Societe Generale S.A. 5.75%, due 3/29/49	480,000	663,741

		2,391,273

Finance—Mortgage Loan/Banker 1.0%
X Northern Rock Asset Management PLC 9.375%, due 10/17/21	5,000,000	$6,190,417

Packaging & Containers 0.2%
Rexam PLC 6.75%, due 6/29/67	€1,250,000	1,591,255

Total Foreign Bonds (Cost $9,616,063)		10,172,945

Foreign Government Bonds 0.1%

Foreign Sovereign 0.1%
Republic of Panama 9.375%, due 4/1/29	$260,000	401,700
Republic of Venezuela 6.00%, due 12/9/20	309,000	184,627

Total Foreign Government Bonds (Cost $527,658)		586,327

Loan Assignments & Participations 2.3% (h)

Aerospace & Defense 1.1%
Hawker Beechcraft Acquisition Co. LLC LC Facility Deposits 2.369%, due 3/26/14	392,010	290,578
Term Loan 2.369%, due 3/26/14	6,339,346	4,699,040
U.S. Airways Group, Inc. Term Loan 2.746%, due 3/21/14	1,972,222	1,703,014

		6,692,632

Auto Manufacturers 0.4%
Allison Transmission, Inc. Term Loan B 2.75%, due 8/7/14	2,899,188	2,800,131

Containers, Packaging & Glass 0.2%
Reynolds Group Holdings, Inc. Tranche B Term Loan 6.50%, due 2/9/18	1,194,000	1,190,269

Machinery 0.0%‡
BHM Technologies LLC Exit Term Loan B 8.50%, due 9/30/13 (e)(f)(i)	46,635	312

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Loan Assignments & Participations (continued)

Media 0.2%
Clear Channel Communications, Inc. Delayed Draw Term Loan 2 3.896%, due 1/29/16	$1,995,532	$1,486,672

Telecommunications 0.4%
Intelsat Jackson Holdings S.A. Tranche B Term Loan 5.25%, due 4/2/18	2,487,500	2,468,844

Total Loan Assignments & Participations (Cost $16,345,165)		14,638,860

Mortgage-Backed Securities 1.7%

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.7%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class A4 5.645%, due 4/10/49 (j)	400,000	426,640
Bayview Commercial Asset Trust
Series 2006-4A, Class A1 0.475%, due 12/25/36 (a)(c)(f)	313,089	219,182
Bear Stearns Commercial Mortgage Securities
Series 2006-PW12, Class AAB 5.695%, due 9/11/38 (j)	233,392	248,283
Series 2007-PW16, Class A4 5.715%, due 6/11/40 (j)	400,000	437,406
Citigroup Commercial Mortgage Trust
Series 2008-C7, Class A4 6.072%, due 12/10/49 (j)	200,000	220,719
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2005-CD1, Class AM 5.226%, due 7/15/44 (j)	1,000,000	1,046,628
Commercial Mortgage Pass-Through Certificates Series 2006-C8, Class AAB 5.291%, due 12/10/46	500,000	531,729
Four Times Square Trust
Series 2006-4TS, Class A 5.401%, due 12/13/28 (c)	860,000	923,185
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C3, Class A5 4.878%, due 1/15/42	510,000	554,827
Series 2007-CB20, Class A3 5.819%, due 2/12/51	500,000	532,477
Series 2007-LD12, Class A3 5.987%, due 2/15/51 (j)	500,000	537,011
LB-UBS Commercial Mortgage Trust
Series 2006-C7, Class A3 5.347%, due 11/15/38	500,000	538,989
Series 2007-C6, Class AAB 5.855%, due 7/15/40	500,000	533,165
Series 2007-C6, Class A3 5.933%, due 7/15/40	500,000	529,971
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-8, Class A2 5.929%, due 8/12/49 (j)	500,000	526,053
Morgan Stanley Capital I
Series 2007-IQ14, Class AAB 5.654%, due 4/15/49 (a)	500,000	530,958
Series 2006-HQ9, Class AM 5.773%, due 7/12/44 (a)	500,000	530,218
Mortgage Equity Conversion Asset Trust
Series 2007-FF2, Class A 0.59%, due 2/25/42 (a)(c)(e)(f)	703,342	633,007
Timberstar Trust
Series 2006-1, Class A 5.668%, due 10/15/36 (c)	280,000	312,025
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, Class AM 5.339%, due 11/15/48	500,000	472,871
WaMu Mortgage Pass Through Certificates Series 2006-AR14, Class 1A1 4.298%, due 11/25/36 (j)	947,445	673,254

Total Mortgage-Backed Securities (Cost $10,460,110)		10,958,598

U.S. Government & Federal Agencies 2.5%

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.1%
6.50%, due 11/1/16	24,582	26,919
6.50%, due 2/1/27	374	417
6.50%, due 5/1/29	38,229	43,378
6.50%, due 6/1/29	52,476	59,545
6.50%, due 7/1/29	78,588	89,173
6.50%, due 8/1/29	36,170	41,042
6.50%, due 9/1/29	3,000	3,405
6.50%, due 6/1/32	16,909	19,123
6.50%, due 1/1/37	14,907	16,635
7.00%, due 3/1/26	354	406
7.00%, due 9/1/26	12,083	13,871
7.00%, due 10/1/26	13	14
7.00%, due 7/1/30	1,897	2,190
7.00%, due 7/1/32	40,510	46,753
7.50%, due 1/1/16	3,605	3,889

The notes to the financial statements are an integral part of,

18 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
U.S. Government & Federal Agencies (continued)

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)

7.50%, due 5/1/32	$18,988	$22,184
8.00%, due 11/1/12	118	118

		389,062

Federal National Mortgage Association (Mortgage Pass-Through Securities) 0.0%‡
4.50%, due 7/1/20	15,407	16,513
4.50%, due 3/1/21	30,971	33,195
6.00%, due 4/1/19	3,591	3,939
7.00%, due 10/1/37	4,498	5,160
7.00%, due 11/1/37	43,674	50,103
7.50%, due 10/1/15	23,401	25,754

		134,664

Government National Mortgage Association (Mortgage Pass-Through Securities) 0.1%
5.00%, due 12/15/37	28,302	31,146
5.50%, due 9/15/35	50,332	56,086
6.50%, due 4/15/29	170	195
6.50%, due 5/15/29	468	536
6.50%, due 8/15/29	30	34
6.50%, due 10/15/31	8,262	9,462
7.00%, due 9/15/23	3,792	4,390
7.00%, due 7/15/25	2,047	2,374
7.00%, due 12/15/25	4,633	5,373
7.00%, due 5/15/26	9,595	11,155
7.00%, due 11/15/27	14,913	17,375
7.00%, due 12/15/27	73,367	85,481
7.00%, due 6/15/28	4,845	5,656
7.50%, due 3/15/26	9,259	10,808
7.50%, due 6/15/26	530	619
7.50%, due 10/15/30	29,500	34,675
8.00%, due 8/15/26	2,027	2,129
8.00%, due 9/15/26	158	167
8.00%, due 10/15/26	14,085	16,633
8.50%, due 11/15/26	23,939	28,845

		323,139

X United States Treasury Bonds 2.2%
3.75%, due 8/15/41	9,105,000	10,061,025
3.875%, due 8/15/40	3,485,000	3,930,972
4.375%, due 5/15/40	475,000	581,875

		14,573,872

United States Treasury Notes 0.1%
1.25%, due 3/15/14	235,000	240,142
3.625%, due 8/15/19	385,000	437,095

		677,237

Total U.S. Government & Federal Agencies (Cost $15,783,954)		$16,097,974

Yankee Bonds 2.2% (k)

Banks 0.1%
HSBC Holdings PLC 5.10%, due 4/5/21	115,000	123,863
Lloyds TSB Bank PLC 4.375%, due 1/12/15 (c)	500,000	501,376
Royal Bank of Scotland PLC (The) 4.875%, due 8/25/14 (c)	275,000	280,464

		905,703

Diversified Financial Services 0.1%
Irish Life & Permanent Group Holdings PLC 3.60%, due 1/14/13 (c)	400,000	348,624

Electric 0.1%
TransAlta Corp. 5.75%, due 12/15/13	280,000	301,878

Holding Company—Diversified 0.0%‡
Hutchison Whampoa International, Ltd. 7.625%, due 4/9/19 (c)	215,000	265,069

Insurance 0.4%
Oil Insurance, Ltd. 3.351%, due 12/29/49 (a)(c)	1,320,000	1,247,163
Swiss Re Capital I, L.P. 6.854%, due 5/29/49 (a)(c)	1,350,000	1,217,346

		2,464,509

Internet 0.0%‡
UPC Holding B.V. 9.875%, due 4/15/18 (c)	240,000	261,000

Mining 1.0%
Anglo American Capital PLC 9.375%, due 4/8/19 (c)	250,000	323,943
Rio Tinto Finance USA, Ltd. 9.00%, due 5/1/19	1,300,000	1,775,483
Vedanta Resources PLC 8.25%, due 6/7/21 (c)	1,690,000	1,563,250
Xstrata Finance Canada, Ltd. 5.80%, due 11/15/16 (c)	2,700,000	2,943,942

		6,606,618

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Yankee Bonds (continued)

Miscellaneous—Manufacturing 0.1%
Siemens Financieringsmaatschappij N.V. 6.125%, due 8/17/26 (c)	$300,000	$365,910

Oil & Gas 0.3%
ENI S.p.A 4.15%, due 10/1/20 (c)	175,000	175,733
Gazprom International S.A. 7.201%, due 2/1/20 (c)	256,760	282,437
OGX Petroleo e Gas Participacoes S.A. 8.50%, due 6/1/18 (c)	1,345,000	1,331,550
TNK-BP Finance S.A. 7.50%, due 7/18/16 (c)	200,000	221,000

		2,010,720

Transportation 0.1%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (c)	375,000	296,250

Total Yankee Bonds (Cost $13,987,719)		13,826,281

Total Long-Term Bonds (Cost $253,020,012)		254,915,902

	Shares	Value
Common Stocks 50.5%

Aerospace & Defense 1.4%
BAE Systems PLC	706,000	3,118,502
Lockheed Martin Corp.	42,550	3,229,545
Meggitt PLC	399,350	2,460,568
Triumph Group, Inc.	5,012	291,197

		9,099,812

Agriculture 4.2%
Altria Group, Inc.	179,048	4,932,772
British American Tobacco PLC	60,047	2,747,888
X Imperial Tobacco Group PLC	178,600	6,508,759
Lorillard, Inc.	38,390	4,248,237
Philip Morris International, Inc.	59,463	4,154,680
Reynolds American, Inc.	111,120	4,298,122

		26,890,458

Auto Manufacturers 0.7%
Daimler A.G.	61,300	3,114,205
Ford Motor Co. (d)	125,000	1,460,000

		4,574,205

Banks 0.7%
CIT Group, Inc. (d)	28,100	979,285
Citigroup, Inc.	41,000	1,295,190
Westpac Banking Corp.	82,356	1,916,833

		4,191,308

Beverages 2.0%
Anheuser-Busch InBev N.V.	80,397	4,463,602
Coca-Cola Co. (The)	27,160	1,855,571
Coca-Cola Enterprises, Inc.	66,400	1,780,848
Diageo PLC, Sponsored ADR (l)	39,750	3,294,480
PepsiCo., Inc.	24,550	1,545,423

		12,939,924

Building Materials 0.1%
U.S. Concrete, Inc. (d)(f)	83,147	300,992

Chemicals 1.7%
Air Liquide S.A.	15,013	1,947,515
BASF S.E.	60,494	4,396,511
Bayer A.G.	26,750	1,706,111
E.I. du Pont de Nemours & Co.	62,916	3,024,372

		11,074,509

Commercial Services 0.6%
Automatic Data Processing, Inc.	37,450	1,959,759
R.R. Donnelley & Sons Co.	125,600	2,047,280

		4,007,039

Computers 0.8%
Diebold, Inc.	60,950	1,967,466
HTC Corp.	62,260	1,384,446
Logica PLC	1,144,100	1,720,967

		5,072,879

Distribution & Wholesale 0.3%
Genuine Parts Co.	35,950	2,064,609

Electric 5.4%
CMS Energy Corp.	119,000	2,477,580
CPFL Energia S.A.	230,200	2,945,799
Duke Energy Corp.	89,222	1,821,913
Enel S.p.A.	379,400	1,783,658
Integrys Energy Group, Inc.	33,100	1,751,321
National Grid PLC	513,550	5,086,619
Progress Energy, Inc.	70,384	3,667,006
SCANA Corp.	47,058	1,989,612
Scottish & Southern Energy PLC	162,000	3,481,574
Southern Co.	78,450	3,389,040
TECO Energy, Inc.	163,950	3,044,552
Terna S.p.A.	875,000	3,341,281

		34,779,955

The notes to the financial statements are an integral part of,

20 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Electrical Components & Equipment 0.3%
Emerson Electric Co.	38,473	$1,851,321

Engineering & Construction 0.6%
Vinci S.A.	74,945	3,678,413

Environmental Controls 0.4%
Waste Management, Inc.	75,550	2,487,862

Food 2.0%
H.J. Heinz Co.	33,750	1,803,600
Nestle S.A. Registered	92,055	5,327,198
Orkla ASA	194,400	1,684,349
Unilever PLC	53,900	1,799,229
WM Morrison Supermarkets PLC	422,150	2,042,828

		12,657,204

Food Services 0.3%
Compass Group PLC	243,300	2,208,286

Gas 1.2%
NiSource, Inc.	243,991	5,389,761
Vectren Corp.	84,350	2,393,853

		7,783,614

Health Care—Products 0.4%
Johnson & Johnson	39,667	2,554,158

Household Products & Wares 1.0%
Kimberly-Clark Corp.	54,795	3,819,759
Reckitt Benckiser Group PLC	46,250	2,372,310

		6,192,069

Insurance 1.6%
Arthur J. Gallagher & Co.	106,750	3,298,575
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered	20,400	2,734,714
SCOR SE	115,100	2,677,292
Travelers Cos., Inc. (The)	30,450	1,776,758

		10,487,339

Investment Company 0.0%‡
BGP Holdings PLC (d)(e)(f)	20,068	3

Media 3.5%
Comcast Corp. Class A	115,950	2,666,850
Dex One Corp. (d)	2,323	1,445
X Pearson PLC	321,550	5,919,747
Regal Entertainment Group Class A	243,550	3,516,862
Shaw Communications, Inc.	114,900	2,327,395
Time Warner, Inc.	67,550	2,363,575
X Vivendi S.A.	258,129	5,782,797

		22,578,671

Mining 0.3%
BHP Billiton, Ltd., Sponsored ADR (l)	20,500	1,600,640

Miscellaneous—Manufacturing 0.3%
Honeywell International, Inc.	38,850	2,035,740

Office Equipment/Supplies 0.4%
Pitney Bowes, Inc.	140,077	2,854,769

Oil & Gas 3.2%
Chevron Corp.	24,524	2,576,246
ConocoPhillips	46,600	3,245,690
Diamond Offshore Drilling, Inc.	41,200	2,700,248
ExxonMobil Corp.	23,505	1,835,505
Royal Dutch Shell PLC Class A, ADR (l)	71,200	5,048,792
Total S.A.	95,568	4,997,584

		20,404,065

Oil & Gas Services 0.1%
Core Laboratories N.V.	7,381	799,067

Pharmaceuticals 3.2%
Abbott Laboratories	36,350	1,958,175
AstraZeneca PLC, Sponsored ADR (l)	95,150	4,558,636
Bristol-Myers Squibb Co.	134,135	4,237,325
GlaxoSmithKline PLC	113,250	2,538,446
Merck & Co., Inc.	66,209	2,284,210
Novartis A.G.	43,150	2,437,656
Roche Holding A.G., Genusscheine	15,550	2,556,479

		20,570,927

Pipelines 2.0%
Enterprise Products Partners, L.P.	55,900	2,505,997
Kinder Morgan Energy Partners, L.P.	46,450	3,529,735
MarkWest Energy Partners, L.P.	35,300	1,758,999
Spectra Energy Corp.	64,450	1,845,204
Williams Partners, L.P.	49,750	2,951,667

		12,591,602

Retail 0.6%
JB Hi-Fi, Ltd.	104,050	1,715,643
McDonald’s Corp.	22,142	2,055,885

		3,771,528

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Portfolio of Investments††† October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Semiconductors 0.9%
Microchip Technology, Inc.	47,300	$1,710,368
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (l)	333,850	4,213,187

		5,923,555

Software 1.0%
Microsoft Corp.	102,773	2,736,845
Oracle Corp.	111,603	3,657,230

		6,394,075

Telecommunications 7.7%
AT&T, Inc.	124,527	3,649,886
X BCE, Inc.	161,650	6,407,616
CenturyLink, Inc.	135,901	4,791,869
China Mobile, Ltd., Sponsored ADR (l)	74,100	3,524,196
Deutsche Telekom A.G., Registered	184,350	2,337,241
France Telecom S.A.	219,590	3,950,654
Mobistar S.A.	37,050	2,101,766
Philippine Long Distance Telephone Co., Sponsored ADR (l)	37,450	2,079,973
Rogers Communications, Inc. Class B	75,650	2,758,844
Swisscom A.G.	11,550	4,648,913
Telefonica S.A.	114,625	2,445,519
Verizon Communications, Inc.	113,524	4,198,118
X Vodafone Group PLC	2,331,727	6,466,538

		49,361,133

Toys, Games & Hobbies 0.4%
Mattel, Inc.	89,950	2,540,188

Transportation 0.7%
FirstGroup PLC	779,650	4,163,164

Water 0.5%
United Utilities Group PLC	332,550	3,235,035

Total Common Stocks (Cost $293,888,595)		323,720,118

Convertible Preferred Stocks 1.8%

Auto Manufacturers 0.1%
General Motors Co. 4.75%	8,400	349,104

Auto Parts & Equipment 0.1%
Goodyear Tire & Rubber Co. (The) 5.875%	13,000	652,860

Banks 0.5%
Ally Financial, Inc. (c) 7.00%	40	29,834
Citigroup, Inc. 7.00%	13,200	1,254,528
Wells Fargo & Co. 7.50% Series L	1,800	1,901,070

		3,185,432

Diversified Financial Services 0.3%
SG Preferred Capital II LLC (a)(c) 6.30%	1,650	1,661,859

Insurance 0.2%
Hartford Financial Services Group, Inc. 7.25%	75,400	1,580,384

Investment Management/Advisory Services 0.2%
Affiliated Managers Group, Inc. 5.10%	30,100	1,309,350

Media 0.0%‡
Nielsen Holdings N.V. 6.25%	4,600	264,500

Oil & Gas 0.1%
Chesapeake Energy Corp. (c) 2.75%	500	602,215

Telecommunications 0.3%
Crown Castle International Corp. 6.25%	31,400	1,821,200

Total Convertible Preferred Stocks (Cost $12,491,914)		11,426,904

Preferred Stock 0.4%

Insurance 0.4%
MetLife, Inc. 6.50%	91,400	2,312,420

Total Preferred Stock (Cost $2,162,800)		2,312,420

The notes to the financial statements are an integral part of,

22 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

	Number of
	Warrants	Value
Warrants 0.0%‡

Media 0.0%‡
ION Media Networks, Inc. Second Lien Expires 12/19/12 (d)(e)(f)	6	0	(m)
Unsecured Debt Expires 12/19/12 (d)(e)(f)	6	0	(m)

Total Warrants (Cost $20)		0	(m)

	Principal
	Amount
Short-Term Investment 7.0%

Repurchase Agreement 7.0%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at maturity $44,821,909 (Collateralized by United States Government and Federal Agency Securities with rates between 0.90%–4.625% and maturity dates between 9/12/14–2/15/40, with Principal Amount of $36,875,000 and a Market Value of $45,720,654)	$44,821,897	$44,821,897

Total Short-Term Investment (Cost $44,821,897)		44,821,897

Total Investments (Cost $606,385,238) (p)	99.5%	637,197,241
Other Assets, Less Liabilities	0.5	3,351,454

Net Assets	100.0%	$640,548,695

		Unrealized
	Contracts	Appreciation
	Long	(Depreciation) (n)
Futures Contracts 0.7%

United States Treasury Notes December 2011 (10 Year) (o)	95	$(124,925)
Standard & Poor’s 500 Index Mini December 2011 (o)	1,060	4,412,250

Total Futures Contracts Long (Settlement Value $78,473,837)		4,287,325

		Unrealized
	Contracts	Appreciation
	Short	(Depreciation) (n)
United States Treasury Notes December 2011 (5 Year) (o)	(150)	$44,156

Total Futures Contracts Short (Settlement Value $18,391,406)		$44,156

Total Futures Contracts (Settlement Value $60,082,431)		$4,331,481

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
‡	Less than one-tenth of a percent.
(a)	Floating rate—Rate shown is the rate in effect at October 31, 2011.

(b)	Subprime mortgage investment and other asset-backed securities—The total market value of this security at October 31, 2011 is $310,241, which represents less than one-tenth of a percent of the Fund’s net assets.
(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(d)	Non-income producing security.
(e)	Fair valued security. The total market value of these securities at October 31, 2011 is $913,204, which represents 0.1% of the Fund’s net assets.
(f)	Illiquid security—The total market value of these securities at October 31, 2011 is $1,155,256, which represents 0.2% of the Fund’s net assets.
(g)	PIK (“Payment in Kind”)—interest or dividend payment is made with additional securities.
(h)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown is the rate(s) in effect at October 31, 2011. Floating Rate Loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or borrower prior to disposition of a Floating Rate Loan.
(i)	Issue in default.
(j)	Collateral strip rate—Bond whose interest is based on the weighted net interest rate of the collateral. Coupon rate adjusts periodically based on a predetermined schedule. Rate shown is the rate in effect at October 31, 2011.
(k)	Yankee Bond—dollar-denominated bond issued in the United States by a foreign bank or corporation.
(l)	ADR—American Depositary Receipt.
(m)	Less than one dollar.
(n)	Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2011.
(o)	At October 31, 2011, cash in the amount of $4,297,500 is on deposit with the broker for futures transactions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Portfolio of Investments††† October 31, 2011 (continued)

(p)	At October 31, 2011, cost is $606,300,761 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$58,849,145
Gross unrealized depreciation	(27,952,665)

Net unrealized appreciation	$30,896,480

The following abbreviations are used in the above portfolio:

€—Euro

£—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$16,375,682	$—		$16,375,682
Convertible Bonds	—	43,560,664	—		43,560,664
Corporate Bonds (b)	—	128,418,689	279,882		128,698,571
Foreign Bonds	—	10,172,945	—		10,172,945
Foreign Government Bonds	—	586,327	—		586,327
Loan Assignments & Participations (c)	—	14,638,548	312		14,638,860
Mortgage-Backed Securities (d)	—	10,325,591	633,007		10,958,598
U.S. Government & Federal Agencies	—	16,097,974	—		16,097,974
Yankee Bonds	—	13,826,281	—		13,826,281

Total Long-Term Bonds	—	254,002,701	913,201		254,915,902

Common Stocks (e)(f)	196,666,790	127,053,325	3		323,720,118
Convertible Preferred Stocks	11,426,904	—	—		11,426,904
Preferred Stock	2,312,420	—	—		2,312,420
Warrants (g)	—	—	0	(g)	0	(g)
Short-Term Investment
Repurchase Agreement	—	44,821,897	—		44,821,897

Total Investments in Securities	210,406,114	425,877,923	913,204		637,197,241

Other Financial Instruments
Futures Contracts Long (h)	4,412,250	—	—		4,412,250
Futures Contracts Short (h)	44,156	—	—		44,156

Total Investments in Securities and Other Financial Instruments	$214,862,520	$425,877,923	$913,204		$641,653,647

The notes to the financial statements are an integral part of,

24 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

Liability Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (i)	$—	$(5,617,997)	$—	$(5,617,997)
Futures Contracts Long (h)	(124,925)	—	—	(124,925)

Total Other Financial Instruments	$(124,925)	$(5,617,997)	$—	$(5,742,922)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $1,760 and $278,122 are held in Commercial Services and Retail, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(c)	The Level 3 security valued at $312 is held in Machinery within the Loan Assignments & Participations section of the Portfolio of Investments.

(d)	The Level 3 security valued at $633,007 is held in Commercial Mortgage Loans (Collateralized Mortgage Obligations) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(e)	Level 2 assets represent the following international equities: BAE Systems PLC, Meggitt PLC, British American Tobacco PLC, Imperial Tobacco Group PLC, Daimler A.G., Westpac Banking Corp., Anheuser-Busch InBev N.V., BASF S.E., Bayer A.G.,HTC Corp., Logica PLC, Enel S.p.A., National Grid PLC, Scottish & Southern Energy PLC, Terna S.p.A., Vinci S.A., Nestle S.A. Registered, Orkla ASA, Unilever PLC, WM Morrison Supermarkets PLC, Compass Group PLC, Reckitt Benckiser Group PLC, Muenchener Rueckversicherungs-Gesellschaft A.G. Registered, SCOR SE, Pearson PLC, Vivendi S.A., Total S.A., GlaxoSmithKline PLC, Novartis A.G., Roche Holding A.G., JB Hi-Fi, Ltd., Deutsche Telekom A.G., Registered, France Telecom S.A., Mobistar S.A., Swisscom A.G., Telefonica S.A., Vodafone Group PLC, FirstGroup PLC and United Utilities Group PLC.

(f)	The Level 3 security valued at $3 is held in Investment Company within the Common Stocks section of the Portfolio of Investments.

(g)	The Level 3 securities valued at less than one dollar are held in Media within the Warrants section of the Portfolio of Investments.

(h)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

(i)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the table of foreign currency forward contracts. (See Note 5)

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2011, certain foreign equity securities with a market value of $110,962,007 held by the Fund at October 31, 2010, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Portfolio of Investments††† October 31, 2011 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

												Change in
												Unrealized
												Appreciation
												(Depreciation)
												from
	Balance				Change in					Balance		Investments
	as of		Accrued	Realized	Unrealized			Transfers	Transfers	as of		Still Held at
	October 31,		Discounts	Gain	Appreciation			in to	out of	October 31,		October 31,
Investments in Securities	2010		(Premiums)	(Loss)	(Depreciation)	Purchases	Sales	Level 3	Level 3	2011		2011 (a)
Long-Term Bonds
Corporate Bonds
Commercial Services	$5,720		$—	$—	$(3,960)	$—	$—	$—	$—	$1,760		$(3,960)
Media	432		—	(31,004)	30,820	—	(248)	—	—	—		—
Retail	292,245		(803)	(253)	(907)	2,536	(14,696)	—	—	278,122		(465)
Loan Assignments & Participations
Machinery	126		(15,214)	—	15,400	—	—	—	—	312		15,400
Mortgage-Backed Securities
Commercial Mortgage Loans (Collateralized Mortgage Obligations)	698,048		—	—	(33,981)	—	(31,060)	—	—	633,007		(35,519)
Common Stocks
Investment Company	3		—	—	—	—	—	—	—	3		—
Machinery	43		—	—	(43)	—	—	—	—	—		—
Preferred Stocks
Machinery	1		—	—	(1)	—	—	—	—	—		—
Warrants
Media	0	(b)	—	—	—	—	—	—	—	0	(b)	—

Total	$996,618		$(16,017)	$(31,257)	$7,328	$2,536	$(46,004)	$—	$—	$913,204		$(24,544)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Less than one dollar.

The notes to the financial statements are an integral part of,

26 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $606,385,238)	$637,197,241
Cash collateral on deposit at broker	4,297,500
Cash denominated in foreign currencies (identified cost $1,215,385)	1,244,132
Cash	754,996
Receivables:
Dividends and interest	4,688,288
Investment securities sold	1,326,849
Fund shares sold	298,756
Variation margin on futures contracts	10,000
Other assets	37,754

Total assets	649,855,516

Liabilities
Payables:
Variation margin on futures contracts	1,674,800
Investment securities purchased	842,115
Manager (See Note 3)	342,282
Fund shares redeemed	327,853
Transfer agent (See Note 3)	257,863
NYLIFE Distributors (See Note 3)	141,978
Shareholder communication	66,637
Professional fees	23,767
Custodian	7,503
Trustees	2,612
Accrued expenses	1,414
Unrealized depreciation on foreign currency forward contracts	5,617,997

Total liabilities	9,306,821

Net assets	$640,548,695

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$401,465
Additional paid-in capital	667,910,026

668,311,491
Undistributed net investment income	1,671,718
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(58,996,660)
Net unrealized appreciation (depreciation) on investments and futures contracts	35,143,484
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(5,581,338)

Net assets	$640,548,695

Investor Class
Net assets applicable to outstanding shares	$163,168,365

Shares of beneficial interest outstanding	10,245,766

Net asset value per share outstanding	$15.93
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.86

Class A
Net assets applicable to outstanding shares	$242,939,366

Shares of beneficial interest outstanding	15,259,559

Net asset value per share outstanding	$15.92
Maximum sales charge (5.50% of offering price)	0.93

Maximum offering price per share outstanding	$16.85

Class B
Net assets applicable to outstanding shares	$59,225,409

Shares of beneficial interest outstanding	3,703,189

Net asset value and offering price per share outstanding	$15.99

Class C
Net assets applicable to outstanding shares	$10,898,626

Shares of beneficial interest outstanding	682,423

Net asset value and offering price per share outstanding	$15.97

Class I
Net assets applicable to outstanding shares	$164,316,929

Shares of beneficial interest outstanding	10,255,561

Net asset value and offering price per share outstanding	$16.02

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 27

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest	$18,273,620
Dividends (a)	15,938,726

Total income	34,212,346

Expenses
Manager (See Note 3)	4,295,605
Distribution/Service—Investor Class (See Note 3)	419,323
Distribution/Service—Class A (See Note 3)	627,821
Distribution/Service—Class B (See Note 3)	666,827
Distribution/Service—Class C (See Note 3)	111,970
Transfer agent (See Note 3)	1,538,141
Shareholder communication	139,359
Professional fees	121,099
Registration	82,327
Custodian	80,001
Trustees	18,354
Miscellaneous	50,880

Total expenses	8,151,707

Net investment income (loss)	26,060,639

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	23,212,835
Futures transactions	15,296,189
Foreign currency transactions	3,026,279

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	41,535,303

Net change in unrealized appreciation (depreciation) on:
Investments	(17,968,099)
Futures contracts	(4,817,094)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(5,160,119)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(27,945,312)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	13,589,991

Net increase (decrease) in net assets resulting from operations	$39,650,630

(a)	Dividends recorded net of foreign withholding taxes in the amount of $815,536.

The notes to the financial statements are an integral part of,

28 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,060,639	$27,834,731
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	41,535,303	21,579,052
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(27,945,312)	53,208,307

Net increase (decrease) in net assets resulting from operations	39,650,630	102,622,090

Dividends to shareholders:
From net investment income:
Investor Class	(5,865,470)	(6,170,095)
Class A	(9,611,379)	(9,381,903)
Class B	(1,746,756)	(2,138,828)
Class C	(304,467)	(291,114)
Class I	(6,884,253)	(7,728,545)

Total dividends to shareholders	(24,412,325)	(25,710,485)

Capital share transactions:
Net proceeds from sale of shares	59,978,153	40,354,493
Net asset value of shares issued to shareholders in reinvestment of dividends	23,685,357	25,008,836
Cost of shares redeemed	(114,713,132)	(149,084,523)

Increase (decrease) in net assets derived from capital share transactions	(31,049,622)	(83,721,194)

Net increase (decrease) in net assets	(15,811,317)	(6,809,589)

Net Assets
Beginning of year	656,360,012	663,169,601

End of year	$640,548,695	$656,360,012

Undistributed net investment income at end of year	$1,671,718	$905,719

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 29

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
					2008**
					through
		Year ended October 31,			October 31,
	2011	2010	2009		2008
Net asset value at beginning of period	$15.58	$13.89	$12.58		$16.50

Net investment income (loss) (a)	0.60	0.59	0.30		0.19
Net realized and unrealized gain (loss) on investments	0.37	1.81	1.36		(3.89)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	(0.16)	0.00	‡	0.01

Total from investment operations	0.92	2.24	1.66		(3.69)

Less dividends:
From net investment income	(0.57)	(0.55)	(0.35)		(0.23)

Net asset value at end of period	$15.93	$15.58	$13.89		$12.58

Total investment return (b)	5.92%	16.39%	13.57%		(22.65	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.73%	4.02%	2.40%		1.84	% ††
Net expenses	1.40%	1.50%	1.40%		1.29	% ††
Expenses (before waiver/reimbursement)	1.40%	1.50%	1.72%		1.50	% ††
Portfolio turnover rate	33%	76%	182	% (d)	101	% (d)
Net assets at end of period (in 000’s)	$163,168	$170,852	$161,824		$136,858

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

30 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010	2009		2008		2007
Net asset value at beginning of year	$15.58	$13.88	$12.57		$20.10		$19.82

Net investment income (loss) (a)	0.66	0.64	0.33		0.32		0.35
Net realized and unrealized gain (loss) on investments	0.35	1.82	1.36		(5.27)		1.88
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	(0.16)	0.00	‡	0.01		—

Total from investment operations	0.96	2.30	1.69		(4.94)		2.23

Less dividends and distributions:
From net investment income	(0.62)	(0.60)	(0.38)		(0.32)		(0.35)
From net realized gain on investments	—	—	—		(2.27)		(1.60)

Total dividends and distributions	(0.62)	(0.60)	(0.38)		(2.59)		(1.95)

Net asset value at end of year	$15.92	$15.58	$13.88		$12.57		$20.10

Total investment return (b)	6.21%	16.80%	13.82%		(27.88%)		12.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.05%	4.37%	2.60%		1.93%		1.81%
Net expenses	1.08%	1.15%	1.20%		1.18%		1.19%
Expenses (before waiver/reimbursement)	1.08%	1.15%	1.23%		1.26%		1.27%
Portfolio turnover rate	33%	76%	182	% (c)	101	% (c)	68%
Net assets at end of year (in 000’s)	$242,939	$239,564	$222,648		$185,491		$518,547

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 31

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009		2008		2007
Net asset value at beginning of year	$15.64	$13.93	$12.61		$20.15		$19.86

Net investment income (loss) (a)	0.49	0.48	0.21		0.18		0.21
Net realized and unrealized gain (loss) on investments	0.35	1.84	1.35		(5.28)		1.89
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	(0.17)	0.00	‡	0.01		—

Total from investment operations	0.79	2.15	1.56		(5.09)		2.10

Less dividends and distributions:
From net investment income	(0.44)	(0.44)	(0.24)		(0.18)		(0.21)
From net realized gain on investments	—	—	—		(2.27)		(1.60)

Total dividends and distributions	(0.44)	(0.44)	(0.24)		(2.45)		(1.81)

Net asset value at end of year	$15.99	$15.64	$13.93		$12.61		$20.15

Total investment return (b)	5.14%	15.53%	12.77%		(28.53%)		11.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.98%	3.25%	1.65%		1.12%		1.06%
Net expenses	2.15%	2.24%	2.14%		1.99%		1.94%
Expenses (before waiver/reimbursement)	2.15%	2.24%	2.47%		2.15%		2.02%
Portfolio turnover rate	33%	76%	182	% (c)	101	% (c)	68%
Net assets at end of year (in 000’s)	$59,225	$71,239	$79,742		$76,420		$156,346

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

32 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011	2010	2009		2008		2007
Net asset value at beginning of year	$15.62	$13.92	$12.59		$20.12		$19.84

Net investment income (loss) (a)	0.48	0.48	0.22		0.18		0.21
Net realized and unrealized gain (loss) on investments	0.36	1.82	1.35		(5.27)		1.88
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	(0.16)	0.00	‡	0.01		—

Total from investment operations	0.79	2.14	1.57		(5.08)		2.09

Less dividends and distributions:
From net investment income	(0.44)	(0.44)	(0.24)		(0.18)		(0.21)
From net realized gain on investments	—	—	—		(2.27)		(1.60)

Total dividends and distributions	(0.44)	(0.44)	(0.24)		(2.45)		(1.81)

Net asset value at end of year	$15.97	$15.62	$13.92		$12.59		$20.12

Total investment return (b)	5.08%	15.55%	12.69%		(28.47%)		11.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.98%	3.27%	1.67%		1.12%		1.06%
Net expenses	2.15%	2.24%	2.17%		1.99%		1.94%
Expenses (before waiver/reimbursement)	2.15%	2.24%	2.47%		2.15%		2.02%
Portfolio turnover rate	33%	76%	182	% (c)	101	% (c)	68%
Net assets at end of year (in 000’s)	$10,899	$10,312	$9,622		$1,563		$2,980

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 33

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009		2008		2007
Net asset value at beginning of year	$15.67	$13.97	$12.65		$20.25		$19.90

Net investment income (loss) (a)	0.70	0.68	0.77		0.37		0.44
Net realized and unrealized gain (loss) on investments	0.36	1.82	0.97		(5.33)		1.93
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	(0.16)	0.00	‡	0.01		—

Total from investment operations	1.01	2.34	1.74		(4.95)		2.37

Less dividends and distributions:
From net investment income	(0.66)	(0.64)	(0.42)		(0.38)		(0.42)
From net realized gain on investments	—	—	—		(2.27)		(1.60)

Total dividends and distributions	(0.66)	(0.64)	(0.42)		(2.65)		(2.02)

Net asset value at end of year	$16.02	$15.67	$13.97		$12.65		$20.25

Total investment return (b)	6.50%	17.07%	14.14%		(27.60%)		12.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.30%	4.60%	3.74%		2.31%		2.23%
Net expenses	0.83%	0.89%	0.97%		0.79%		0.81%
Expenses (before reimbursement/waiver)	0.83%	0.89%	0.97%		0.97%		0.93%
Portfolio turnover rate	33%	76%	182	% (c)	101	% (c)	68%
Net assets at end of year (in 000’s)	$164,317	$164,393	$189,333		$43		$29

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	The portfolio turnover rates not including mortgage dollar rolls were 151% and 86% for the years ended October 31, 2009 and 2008, respectively.

The notes to the financial statements are an integral part of,

34 MainStay Income Builder Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Income Builder Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on December 29, 1987. Class C shares commenced operations on September 1, 1998. Class I shares commenced operations on January 2, 2004. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to realize current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation

mainstayinvestments.com    35

Notes to Financial Statements (continued)

date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments are valued by single broker quotes obtained from the engaged independent pricing service and are generally categorized as Level 3 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund held securities with a value of $913,204 that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2011, certain foreign equity securities held by the Fund were fair valued in such a manner.

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. Its illiquidity might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued in such manner as the Board in good faith deems appropriate to reflect their fair market value.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by

36    MainStay Income Builder Fund

the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income, if any, quarterly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Purchased and Written Options. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk and interest rate risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer’s owning the underlying security throughout the option period. A call option may also be covered by the call writer’s maintaining liquid assets valued at greater than the exercise price of the call written. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. The Fund did not invest in purchased or written options during the year ended October 31, 2011.

(H) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are

mainstayinvestments.com    37

Notes to Financial Statements (continued)

considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) Loan Assignments, Participations and Commitments. The Fund invests in loan assignments and loan participations. Loan assignments and participations (“loans”) are agreements to make money available (a “commitment”) to a borrower in a specified amount, at a specified rate and within a specified time. Such loans are typically senior, secured and collateralized in nature. The Fund records an investment when the borrower withdraws money and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments.

The Fund assumes the credit risk of the borrower, the selling participant and any other persons interpositioned between the Fund and the borrower (“intermediate participants”). In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. These unfunded amounts are marked to market and recorded in the Statement of Assets and Liabilities. At October 31, 2011, the Fund did not hold unfunded commitments.

(J) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also invest in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(K) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s

38    MainStay Income Builder Fund

exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. (See Note 5)

(L) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll (“MDR”) transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of the Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. MDRs may be renewed without physical delivery of the securities subject to the contract. The Fund maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

(N) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any rights.

(O) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(P) Restricted Securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. The Fund may not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses and it may be difficult to obtain a prompt sale at an acceptable price.

(Q) Concentration of Risk. The Fund invests in high-yield securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a high interest rate or yield—because of the increased risk of loss. These securities can also be subject to greater price volatility.

mainstayinvestments.com    39

Notes to Financial Statements (continued)

The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Fund invests in floating rate loans. The floating rate loans in which the Fund principally invests are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be less liquid than higher quality debt securities. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In the event of a recession or serious credit event, among other eventualities, the Fund’s investments in floating rate loans are more likely to decline.

(R) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(S) Quantitative Disclosure of Derivative Holdings.
The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

		Foreign			Interest
	Statement of	Exchange	Equity		Rate
	Assets and Liabilities	Contracts	Contracts		Contracts
	Location	Risk	Risk		Risk	Total

Warrants	Investments in securities, at value	$—	$0	(a)	$—	$0	(a)
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	—	4,412,250		44,156	4,456,406

Total Fair Value		$—	$4,412,250		$44,156	$4,456,406

Liability Derivatives

		Foreign		Interest
	Statement of	Exchange	Equity	Rate
	Assets and Liabilities	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (b)	$—	$—	$(124,925)	$(124,925)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(5,617,997)	—	—	(5,617,997)

Total Fair Value		$(5,617,997)	$—	$(124,925)	$(5,742,922)

(a)	Less than one dollar.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

40    MainStay Income Builder Fund

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

		Foreign		Interest
	Statement of	Exchange	Equity	Rate
	Operations	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$—	$15,296,189	$—	$15,296,189
Forward Contracts	Net realized gain (loss) on foreign currency transactions	2,974,844	—	—	2,974,844

Total Realized Gain (Loss)		$2,974,844	$15,296,189	$—	$18,271,033

Change in Unrealized Appreciation (Depreciation)

		Foreign		Interest
	Statement of	Exchange	Equity	Rate
	Operations	Contracts	Contracts	Contracts
	Location	Risk	Risk	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$(1)	$—	$(1)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	(4,736,325)	(80,769)	(4,817,094)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(5,173,559)	—	—	(5,173,559)

Total Change in Unrealized Appreciation (Depreciation)		$(5,173,559)	$(4,736,326)	$(80,769)	$(9,990,654)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign		Interest
	Exchange	Equity	Rate
	Contracts	Contracts	Contracts
	Risk	Risk	Risk	Total

Warrants (2)	—	12	—	12
Futures Contracts Long (2)	—	1,638	95	1,733
Futures Contracts Short (2)	—	(150)	—	(150)
Forward Contracts Long (3)	$45,358,942	—	—	$45,358,942
Forward Contracts Short (3)	$(163,371,879)	—	—	$(163,371,879)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the fixed-income portion of the Fund, is responsible for the overall asset allocation decisions of the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor”), a registered investment advisor, serves as Subadvisor to the equity portion of the Fund and is responsible for the day-to-day portfolio management of the equity portion of the Fund.

mainstayinvestments.com    41

Notes to Financial Statements (continued)

Pursuant to the terms of separate Subadvisory Agreements between New York Life Investments and each Subadvisor, New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; and 0.575% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate was 0.64% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $4,295,605.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the ”Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $20,649 and $21,489, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,537, $70,392 and $781, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$726,131

Class A	282,748

Class B	288,850

Class C	48,476

Class I	191,936

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,691	0.0	%‡

Class B	1,358	0.0	‡

Class C	1,683	0.0	‡

Class I	69,691,214	42.4

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $10,661. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$1,671,892	$(60,336,681)	$(175)	$30,902,168	$(27,762,796)

The difference between book-basis and tax basis unrealized appreciation is primarily due to wash sale deferrals, marking to market of foreign currency forward contracts and futures contracts, partnership

42    MainStay Income Builder Fund

basis adjustments, interest income on defaulted securities and basis adjustment due to class action payments.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$(882,315)	$665,671	$216,644

The reclassifications for the Fund are primarily due to foreign currency gain (loss), partnership basis adjustments, reclassification of amendment fee, reclassification of consent fee, modified debt instrument adjustments and premium amortization adjustments.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $60,336,681 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2015	$8,884
2016	22,045
2017	29,408

Total	$60,337

The Fund utilized $30,661,534 of capital loss carryforwards during the year ended October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$24,412,325	$25,710,486

Note 5–Foreign Currency Forward Contracts and Foreign Currency Transactions

As of October 31, 2011, the Fund held the following foreign currency forward contracts:

		Contract		Contract			Unrealized
		Amount		Amount			Appreciation
	Counterparty	Sold		Purchased			(Depreciation)

Foreign Currency Sale Contracts:

Euro vs. U.S. Dollar, expiring 11/18/11	JPMorgan Chase Bank	EUR	49,595,000	USD	65,771,897	USD	(2,841,594)

Pound Sterling vs. U.S. Dollar, expiring 11/18/11	JPMorgan Chase Bank	GBP	40,113,000		61,711,043		(2,776,403)

Net unrealized appreciation (depreciation) on foreign currency forward contracts						USD	(5,617,997)

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Canadian Dollar	CAD	7,608	USD	7,673	USD	7,632

Euro	EUR	197,378		261,794		273,112

New Taiwan Dollar	TWD	1,693,980		58,404		56,621

Pound Sterling	GBP	563,944		887,514		906,767

Total			USD	1,215,385	USD	1,244,132

mainstayinvestments.com    43

Notes to Financial Statements (continued)

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of U.S. government securities were $31,241 and $23,671, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $177,649 and $191,647, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	301,623	$4,894,870
Shares issued to shareholders in reinvestment of dividends	362,106	5,822,096
Shares redeemed	(1,274,246)	(20,699,932)

Net increase (decrease) in shares outstanding before conversion	(610,517)	(9,982,966)
Shares converted into Investor Class (See Note 1)	618,525	9,861,583
Shares converted from Investor Class (See Note 1)	(728,615)	(11,845,881)

Net increase (decrease)	(720,607)	$(11,967,264)

Year ended October 31, 2010:
Shares sold	269,030	$3,980,277
Shares issued to shareholders in reinvestment of dividends	419,736	6,123,130
Shares redeemed	(1,460,056)	(21,510,484)

Net increase (decrease) in shares outstanding before conversion	(771,290)	(11,407,077)
Shares converted into Investor Class (See Note 1)	620,638	9,166,706
Shares converted from Investor Class (See Note 1)	(537,045)	(8,004,721)

Net increase (decrease)	(687,697)	$(10,245,092)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	961,146	$15,591,460
Shares issued to shareholders in reinvestment of dividends	564,789	9,077,397
Shares redeemed	(2,421,542)	(39,109,362)

Net increase (decrease) in shares outstanding before conversion	(895,607)	(14,440,505)
Shares converted into Class A (See Note 1)	987,670	16,038,026
Shares converted from Class A (See Note 1)	(211,977)	(3,277,620)

Net increase (decrease)	(119,914)	$(1,680,099)

Year ended October 31, 2010:
Shares sold	633,963	$9,341,576
Shares issued to shareholders in reinvestment of dividends	608,065	8,870,850
Shares redeemed	(2,628,874)	(38,687,886)

Net increase (decrease) in shares outstanding before conversion	(1,386,846)	(20,475,460)
Shares converted into Class A (See Note 1)	841,510	12,520,687
Shares converted from Class A (See Note 1)	(97,123)	(1,477,723)
Shares converted from Class A (a)	(14,502)	(211,583)

Net increase (decrease)	(656,961)	$(9,644,079)

44    MainStay Income Builder Fund

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	320,728	$5,219,365
Shares issued to shareholders in reinvestment of dividends	105,511	1,706,694
Shares redeemed	(615,040)	(10,014,062)

Net increase (decrease) in shares outstanding before conversion	(188,801)	(3,088,003)
Shares converted from Class B (See Note 1)	(663,457)	(10,776,108)

Net increase (decrease)	(852,258)	$(13,864,111)

Year ended October 31, 2010:
Shares sold	320,395	$4,739,788
Shares issued to shareholders in reinvestment of dividends	143,193	2,095,655
Shares redeemed	(805,011)	(11,888,593)

Net increase (decrease) in shares outstanding before conversion	(341,423)	(5,053,150)
Shares converted from Class B (See Note 1)	(825,665)	(12,204,949)

Net increase (decrease)	(1,167,088)	$(17,258,099)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	135,557	$2,204,643
Shares issued to shareholders in reinvestment of dividends	13,722	221,566
Shares redeemed	(127,134)	(2,065,857)

Net increase (decrease)	22,145	$360,352

Year ended October 31, 2010:
Shares sold	78,242	$1,161,750
Shares issued to shareholders in reinvestment of dividends	13,968	204,126
Shares redeemed	(123,353)	(1,820,970)

Net increase (decrease)	(31,143)	$(455,094)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,956,364	$32,067,815
Shares issued to shareholders in reinvestment of dividends	424,064	6,857,604
Shares redeemed	(2,614,201)	(42,823,919)

Net increase (decrease)	(233,773)	$(3,898,500)

Year ended October 31, 2010:
Shares sold	1,432,293	$21,131,102
Shares issued to shareholders in reinvestment of dividends	525,824	7,715,075
Shares redeemed	(5,040,461)	(75,176,590)

Net increase (decrease) in shares outstanding before conversion	(3,082,344)	(46,330,413)
Shares converted into Class I (a)	14,413	211,583

Net increase (decrease)	(3,067,931)	$(46,118,830)

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    45

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Income Builder Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Income Builder Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2011

46    MainStay Income Builder Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $15,119,721 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 25.2% to arrive at the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling (1-800-SEC-0330).

mainstayinvestments.com    47

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

48    MainStay Income Builder Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    49

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

50    MainStay Income Builder Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    51

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

52    MainStay Income Builder Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-25020 MS284-11	MSIB11-12/11
N14

MainStay International Equity Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	15

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	36

Board Consideration and Approval of Subadvisory Agreement	37

Federal Income Tax Information	39

Proxy Voting Policies and Procedures and Proxy Voting Record	39

Shareholder Reports and Quarterly Portfolio Disclosure	39

Board Members and Officers	40

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at
mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–17.02%	–3.56%	5.46%	1.75%
		Excluding sales charges	–12.19	–2.47	6.06	1.75

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–16.80	–3.38	5.56	1.44
		Excluding sales charges	–11.96	–2.28	6.16	1.44

Class B Shares	Maximum 5% CDSC	With sales charges	–17.07	–3.51	5.24	2.50
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	–12.81	–3.22	5.24	2.50

Class C Shares	Maximum 1% CDSC	With sales charges	–13.74	–3.21	5.25	2.50
	if Redeemed Within One Year of Purchase	Excluding sales charges	–12.88	–3.21	5.25	2.50

Class I Shares[4]	No Sales Charge		–11.73	–1.93	6.57	1.18

Class R1 Shares[4]	No Sales Charge		–11.89	–2.03	6.43	1.29

Class R2 Shares[4]	No Sales Charge		–12.09	–2.27	6.20	1.54

Class R3 Shares[5]	No Sales Charge		–12.28	–2.50	5.86	1.79

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the periods of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements. Performance figures shown reflect non-recurring reimbursements from affiliates for professional fees and losses attributable to shareholder trading arrangements. If these non-recurring reimbursements had not been made the total return (excluding sales charges) would have been 6.14% for Class A, 5.22% for Class B, 5.23% for Class C, 6.55% for Class I, 6.40% for Class R1, and 6.17% for Class R2 for the ten-year period ended October 31, 2011. Investor Class and Class R3 shares were not affected, because the reimbursement occurred prior to the launch of these share classes.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I, R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class B shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class I, R1 and R2 shares might have been lower.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class B shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

MSCI EAFE® Index[6]	–4.08%	–2.41%	5.73%

Average Lipper International Multi-Cap Core Fund[7]	–6.17	–1.80	6.74

6.	The MSCI Europe, Australasia and Far East (“MSCI EAFE®”) Index consists of international stocks representing the developed world outside of North America. The MSCI EAFE® Index is the Fund’s broad-based securities market index for comparison purposes. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
7.	The average Lipper international multi-cap core fund is representative of funds that, by portfolio practice, invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay International Equity Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$815.20	$7.78	$1,016.60	$8.64

Class A Shares	$1,000.00	$815.80	$6.68	$1,017.80	$7.43

Class B Shares	$1,000.00	$811.60	$11.19	$1,012.90	$12.43

Class C Shares	$1,000.00	$811.60	$11.19	$1,012.90	$12.43

Class I Shares	$1,000.00	$817.00	$5.54	$1,019.10	$6.16

Class R1 Shares	$1,000.00	$815.80	$6.00	$1,018.60	$6.67

Class R2 Shares	$1,000.00	$815.50	$7.09	$1,017.40	$7.88

Class R3 Shares	$1,000.00	$814.20	$8.23	$1,016.10	$9.15

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.70% for Investor Class, 1.46% for Class A, 2.45% for Class B and Class C, 1.21% for Class I, 1.31% for Class R1, 1.55% for Class R2 and 1.80% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Common Stocks	97.4
Other Assets, Less Liabilities	2.0
Short-Term Investment	0.6

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten holdings as of October 31, 2011 (excluding short-term investment)

1.	Svenska Handelsbanken AB Class A
2.	Fresenius Medical Care A.G. & Co. KGaA
3.	Standard Chartered PLC
4.	Intertek Group PLC
5.	Li & Fung, Ltd.

6.	Teva Pharmaceutical Industries, Ltd., Sponsored ADR
7.	SABMiller PLC
8.	FLSmidth & Co. A/S
9.	IGM Financial, Inc.
10.	Grifols S.A.

8    MainStay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio manager Edward Ramos, CFA, of Madison Square Investors LLC, the Fund’s Subadvisor.

How did MainStay International Equity Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay International Equity Fund returned –12.19% for Investor Class shares, –11.96% for Class A shares, –12.81% for Class B shares and –12.88% for Class C shares for the 12 months ended October 31, 2011. Over the same period, the Fund’s Class I shares returned –11.73%, Class R1 shares returned –11.89%, Class R2 shares returned –12.09% and Class R3 shares returned –12.28%. All share classes underperformed the –6.17% return of the average Lipper1 international multi-cap core fund and the –4.08% return of the MSCI EAFE® Index2 for the 12 months ended October 31, 2011. The MSCI EAFE® Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

Were there any changes in the Fund’s day-to-day management and investment approach during the reporting period?

Effective May 27, 2011, Edward Ramos became the portfolio manager of the Fund. Effective July 1, 2011, the Fund changed its Subadvisor from MacKay Shields LLC to Madison Square Investors LLC. At that time, Mr. Ramos became an employee of Madison Square Investors and remained the Fund’s portfolio manager. For more information about these changes, please refer to the relevant Prospectus Supplements dated May 31, 2011, and June 30, 2011.

Effective October 31, 2011, the principal investment strategies and principal risks of the Fund were modified. For more information about the changes to the Fund’s strategies and risks, please refer to the Prospectus Supplement dated October 31, 2011.

What factors affected the Fund’s relative performance during the reporting period?

The Fund’s underperformance relative to the MSCI EAFE® Index was driven largely by poor stock selection in the information technology and consumer discretionary sectors, as well as poor stock selection among companies headquartered in Ireland. The negative impact of these factors was somewhat offset by favor-able stock selection in the utilities sector and among compa-nies headquartered in China.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

The Fund’s performance was negatively affected by its investment in warrants issued by German exchange Deutsche Boerse and by its transactions in currency forward contracts.

During the reporting period, which sectors were the strongest contributors to the Fund’s relative perfor-mance and which sectors were particularly weak?

The combined effects of sector allocation and stock selection relative to the MSCI EAFE® Index helped make the utilities, materials and telecommunication services sectors the strongest contributors to the Fund’s relative performance. (Contributions take weightings and total returns into account.) In contrast, the combined effects of sector allocation and stock selection in the information technology, consumer discretionary and consumer staples sectors negatively affected the Fund’s performance relative to the MSCI EAFE® Index.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

During the reporting period, the strongest contributions to the Fund’s absolute performance came from Scandinavian banking group Svenska Handelsbanken, which benefitted from its lack of exposure to heavily indebted European nations. Danish engineering equipment maker FLSmidth was also a strong contributor. The company saw continued demand for cement plant equipment and services. A third strong contributor was Japanese cigarette maker Japan Tobacco, which benefited from its rising market share in Eastern Europe and the Middle East.

The most substantial detractor from the Fund’s absolute performance was U.K. asset manager Man Group PLC, which faced redemptions from its funds as risk aversion increased during the reporting period. Switzerland-based capital markets company Credit Suisse Group A.G. also detracted. The company was hurt by poor performance in its investment banking division. Hong Kong–listed China Yurun Food Group was also a weak contributor, hurt by concerns about food safety in the Chinese pork-processing industry.

Did the Fund make any significant purchases or sales during the reporting period?

During the reporting period, the Fund initiated positions in Hong Kong–listed sourcing group Li & Fung and German dialysis provider Fresenius Medical Care. Li & Fung is likely to benefit from retailer outsourcing of its procurement functions, while Fresenius should experience revenue and earnings growth driven by the increased global prevalence of diabetes. During the 12-month reporting period, the Fund exited positions in Japanese video-game maker Nintendo and Dutch food retailer Royal Ahold. Nintendo continues to face competitive pressures from other video-game console makers as well as from games distributed directly through the Internet. Ahold faces intense competitive pressure in its U.S. grocery store division.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the MSCI EAFE® Index.

mainstayinvestments.com    9

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, the Fund increased its weightings in the health care and information technology sectors. Over the same period, the Fund reduced its weightings in materials, telecommunication services and utilities.

How was the Fund positioned at the end of October 2011?

As of October 31, 2011, the Fund’s most significantly overweight positions relative to the MSCI EAFE® Index were in the health care and information technology sectors. The Fund’s most significantly underweight positions were in materials and telecommunication services.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay International Equity Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 97.4%†

Australia 3.1%
Computershare, Ltd. (IT Services)	1,363,795	$10,787,830

Bermuda 8.0%
China Yurun Food Group, Ltd. (Food Products)	5,068,000	8,636,614
Genpact, Ltd. (IT Services) (a)	328,157	5,299,736
X Li & Fung, Ltd. (Distributors)	6,969,200	13,453,253

		27,389,603

Canada 5.1%
X IGM Financial, Inc. (Capital Markets)	270,500	11,680,281
Tim Hortons, Inc. (Hotels, Restaurants & Leisure)	118,000	5,807,956

		17,488,237

China 2.1%
China Shenhua Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,537,200	7,037,364

Czech Republic 1.4%
Komercni Banka A.S. (Commercial Banks)	25,450	4,904,021

Denmark 6.0%
Coloplast A/S Class B (Health Care Equipment & Supplies)	62,018	9,006,059
X FLSmidth & Co. A/S (Construction & Engineering)	186,076	11,784,454

		20,790,513

France 4.0%
Essilor International S.A. (Health Care Equipment & Supplies)	68,457	4,952,005
Ipsen S.A. (Pharmaceuticals)	261,688	8,620,618

		13,572,623

Germany 9.9%
Adidas A.G. (Textiles, Apparel & Luxury Goods)	98,487	6,928,455
Deutsche Boerse A.G. (Diversified Financial Services) (a)	57,322	3,162,743
X Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	190,253	13,841,549
United Internet A.G. (Internet Software & Services)	506,980	9,971,030

		33,903,777

Hong Kong 3.1%
China Mobile, Ltd., Sponsored ADR (Wireless Telecommunication Services) (b)	75,882	3,608,948
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	3,787,000	7,157,729

		10,766,677

Ireland 0.9%
ICON PLC, Sponsored ADR (Life Sciences Tools & Services) (a)(b)	189,131	3,177,401

Israel 6.6%
Check Point Software Technologies, Ltd. (Software) (a)	164,626	9,487,397
X Teva Pharmaceutical Industries, Ltd., Sponsored ADR (Pharmaceuticals) (b)	324,471	13,254,640

		22,742,037

Japan 4.2%
Daito Trust Construction Co., Ltd. (Real Estate Management & Development)	121,700	10,808,341

Japan Tobacco, Inc. (Tobacco)	709	3,554,418

		14,362,759

Spain 4.3%
X Grifols S.A. (Biotechnology) (a)	608,782	11,319,725
Indra Sistemas S.A. (IT Services)	215,600	3,617,048

		14,936,773

Sweden 4.3%
Modern Times Group AB Class B (Media)	7,800	410,670
X Svenska Handelsbanken AB Class A (Commercial Banks)	506,113	14,494,704

		14,905,374

Switzerland 4.3%
Actelion, Ltd. Registered (Biotechnology) (a)	144,700	5,350,801
Nestle S.A. Registered (Food Products)	78,300	4,531,199
Roche Holding A.G., Genusscheine (Pharmaceuticals)	29,975	4,928,004

		14,810,004

Thailand 1.5%
Kasikornbank PCL (Commercial Banks)	1,248,400	5,018,175

United Kingdom 26.2%
Experian PLC (Professional Services)	572,569	7,418,684
X Intertek Group PLC (Professional Services)	410,229	13,477,520
Johnson Matthey PLC (Chemicals)	354,633	10,656,411
Lloyds TSB Group PLC (Commercial Banks) (a)	2,776,609	1,430,273
Man Group PLC (Capital Markets)	3,812,485	9,089,383
Petrofac, Ltd. (Energy Equipment & Services)	402,111	9,235,528
X SABMiller PLC (Beverages)	364,271	13,218,065

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

United Kingdom (continued)

Shire PLC (Pharmaceuticals)	262,303	$8,236,332
X Standard Chartered PLC (Commercial Banks)	592,491	13,802,805
Tesco PLC (Food & Staples Retailing)	554,853	3,575,980

		90,140,981

United States 2.4%
ResMed, Inc. (Health Care Equipment & Supplies) (a)	292,764	8,285,221

Total Common Stocks (Cost $337,699,793)		335,019,370

	Principal
	Amount
Short-Term Investment 0.6%

Repurchase Agreement 0.6%
United States 0.6%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $2,122,709 (Collateralized by a Federal Home Loan Bank Corp. Security with a rate of 0.90% and a maturity date of 9/12/14, with a Principal Amount of $2,165,000 and a Market Value of $2,169,362) (Capital Markets)	$2,122,708	2,122,708

Total Short-Term Investment (Cost $2,122,708)		2,122,708

Total Investments (Cost $339,822,501) (c)	98.0%	337,142,078
Other Assets, Less Liabilities	2.0	6,822,765
Net Assets	100.0%	$343,964,843

(a)	Non-income producing security.
(b)	ADR–American Depositary Receipt.
(c)	At October 31, 2011, cost is $340,022,688 for federal income tax purposes and net unrealized depreciation is as follows:

Gross unrealized appreciation	$13,105,416
Gross unrealized depreciation	(15,986,026)

Net unrealized depreciation	$(2,880,610)

The notes to the financial statements are an integral part of,

12 MainStay International Equity Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$60,601,580	$274,417,790	$—	$335,019,370
Short-Term Investment
Repurchase Agreement	—	2,122,708	—	2,122,708

Total Investments in Securities	$60,601,580	$276,540,498	$—	$337,142,078

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 1 assets represent ADR’s, securities listed under Canada, United States and the following common stocks whose primary exchange is the New York Stock Exchange: Genpact, Ltd. under Bermuda and Check Point Software Technologies, Ltd. under Israel.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2011, certain foreign equity securities with a market value of $132,245,505 held by the Fund at October 31, 2010, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

The table below sets forth the diversification of MainStay International Equity Fund investments by industry.

Industry Diversification (Unaudited)

	Value	Percent †
Beverages	$13,218,065	3.8%
Biotechnology	16,670,526	4.9
Capital Markets	22,892,372	6.7
Chemicals	10,656,411	3.1
Commercial Banks	39,649,978	11.5
Construction & Engineering	11,784,454	3.4
Distributors	13,453,253	3.9
Diversified Financial Services	3,162,743	0.9
Energy Equipment & Services	9,235,528	2.7
Food & Staples Retailing	3,575,980	1.0
Food Products	13,167,813	3.8
Health Care Equipment & Supplies	22,243,285	6.5
Health Care Providers & Services	13,841,549	4.0
Hotels, Restaurants & Leisure	5,807,956	1.7
Internet Software & Services	9,971,030	2.9
IT Services	19,704,614	5.7
Life Sciences Tools & Services	3,177,401	0.9
Media	410,670	0.1
Oil, Gas & Consumable Fuels	14,195,093	4.1
Pharmaceuticals	35,039,594	10.2
Professional Services	20,896,204	6.1
Real Estate Management & Development	10,808,341	3.1
Software	9,487,397	2.8
Textiles, Apparel & Luxury Goods	6,928,455	2.0
Tobacco	3,554,418	1.1
Wireless Telecommunication Services	3,608,948	1.1

	337,142,078	98.0
Other Assets, Less Liabilities	6,822,765	2.0

Net Assets	$343,964,843	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of,

14 MainStay International Equity Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $339,822,501)	$337,142,078
Cash denominated in foreign currencies (identified cost $3,236,863)	3,210,742
Receivables:
Investment securities sold	7,152,476
Dividends and interest	813,231
Fund shares sold	349,873
Other assets	50,258

Total assets	348,718,658

Liabilities
Payables:
Investment securities purchased	3,608,363
Fund shares redeemed	589,614
Manager (See Note 3)	260,597
Transfer agent (See Note 3)	167,589
Shareholder communication	52,967
NYLIFE Distributors (See Note 3)	52,863
Professional fees	13,381
Custodian	4,961
Trustees	1,625
Accrued expenses	1,855

Total liabilities	4,753,815

Net assets	$343,964,843

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$319,489
Additional paid-in capital	456,515,189

456,834,678
Undistributed net investment income	9,049,517
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(119,309,106)
Net unrealized depreciation (depreciation) on investments	(2,680,423)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	70,177

Net assets	$343,964,843

Investor Class
Net assets applicable to outstanding shares	$34,894,853

Shares of beneficial interest outstanding	3,227,749

Net asset value per share outstanding	$10.81
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.44

Class A
Net assets applicable to outstanding shares	$72,698,799

Shares of beneficial interest outstanding	6,720,876

Net asset value per share outstanding	$10.82
Maximum sales charge (5.50% of offering price)	0.63

Maximum offering price per share outstanding	$11.45

Class B
Net assets applicable to outstanding shares	$20,508,937

Shares of beneficial interest outstanding	2,060,732

Net asset value and offering price per share outstanding	$9.95

Class C
Net assets applicable to outstanding shares	$12,960,132

Shares of beneficial interest outstanding	1,301,737

Net asset value and offering price per share outstanding	$9.96

Class I
Net assets applicable to outstanding shares	$184,373,300

Shares of beneficial interest outstanding	16,926,545

Net asset value and offering price per share outstanding	$10.89

Class R1
Net assets applicable to outstanding shares	$4,759,924

Shares of beneficial interest outstanding	439,942

Net asset value and offering price per share outstanding	$10.82

Class R2
Net assets applicable to outstanding shares	$12,176,455

Shares of beneficial interest outstanding	1,123,667

Net asset value and offering price per share outstanding	$10.84

Class R3
Net assets applicable to outstanding shares	$1,592,443

Shares of beneficial interest outstanding	147,639

Net asset value and offering price per share outstanding	$10.79

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$15,654,117
Interest	14,383

Total income	15,668,500

Expenses
Manager (See Note 3)	4,166,281
Transfer agent (See Note 3)	1,043,174
Distribution/Service—Investor Class (See Note 3)	95,014
Distribution/Service—Class A (See Note 3)	245,905
Distribution/Service—Class B (See Note 3)	270,638
Distribution/Service—Class C (See Note 3)	170,860
Distribution/Service—Class R2 (See Note 3)	32,710
Distribution/Service—Class R3 (See Note 3)	6,562
Shareholder communication	126,407
Registration	119,542
Custodian	113,675
Professional fees	85,593
Shareholder service (See Note 3)	19,954
Trustees	11,700
Miscellaneous	32,563

Total expenses	6,540,578

Net investment income (loss)	9,127,922

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	(32,250,827)
Futures transactions	2,093,492
Foreign currency transactions	(1,687,370)

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(31,844,705)

Net change in unrealized appreciation (depreciation) on:
Investments	(22,680,251)
Futures contracts	(740,862)
Translation of other assets and liabilities in foreign currencies	(1,265,477)

Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(24,686,590)

Net realized and unrealized gain (loss) on investments, futures transactions and foreign currency transactions	(56,531,295)

Net increase (decrease) in net assets resulting from operations	$(47,403,373)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,476,345.

The notes to the financial statements are an integral part of,

16 MainStay International Equity Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,127,922	$13,230,874
Net realized gain (loss) on investments, futures transactions, written option transactions and foreign currency transactions	(31,844,705)	20,473,721
Net change in unrealized appreciation (depreciation) on investments, written options, futures contracts and foreign currency transactions	(24,686,590)	682,039

Net increase (decrease) in net assets resulting from operations	(47,403,373)	34,386,634

Dividends to shareholders:
From net investment income:
Investor Class	(1,105,464)	(1,038,451)
Class A	(3,107,422)	(3,373,550)
Class B	(672,597)	(746,981)
Class C	(420,464)	(413,731)
Class I	(10,291,930)	(12,028,290)
Class R1	(195,343)	(171,522)
Class R2	(322,439)	(235,960)
Class R3	(25,620)	(8,861)

Total dividends to shareholders	(16,141,279)	(18,017,346)

Capital share transactions:
Net proceeds from sale of shares	90,448,988	148,463,186
Net asset value of shares issued to shareholders in reinvestment of dividends	14,107,001	14,768,171
Cost of shares redeemed	(282,849,754)	(207,005,556	)(a)

Increase (decrease) in net assets derived from capital share transactions	(178,293,765)	(43,774,199)

Net increase (decrease) in net assets	(241,838,417)	(27,404,911)

Net Assets
Beginning of year	585,803,260	613,208,171

End of year	$343,964,843	$585,803,260

Undistributed net investment income at end of year	$9,049,517	$14,830,408

(a)	Cost of shares redeemed net of redemption fees of $24,691 for the year ended October 31, 2010. (See Note 2 (N)).

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Investor Class
					February 28,
					2008**
					through
	Year ended October 31,				October 31,
	2011	2010		2009	2008
Net asset value at beginning of period	$12.66	$12.24		$10.96	$14.70

Net investment income (loss) (a)	0.21	0.22	(b)	0.23	0.36
Net realized and unrealized gain (loss) on investments	(1.62)	0.44		1.73	(4.31)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.08		0.18	0.21

Total from investment operations	(1.50)	0.74		2.14	(3.74)

Less dividends:
From net investment income	(0.35)	(0.32)		(0.86)	—

Redemption fee (a)(c)	—	0.00	‡	0.00 ‡	0.00	‡

Net asset value at end of period	$10.81	$12.66		$12.24	$10.96

Total investment return (d)	(12.19%)	6.11%		21.20%	(25.44	%)(e)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.77%	1.82	%(b)	2.19%	3.91	% ††
Net expenses	1.71%	1.75%		1.71%	1.70	% ††
Expenses (before waiver/reimbursement)	1.71%	1.75%		1.86%	1.73	% ††
Portfolio turnover rate	80%	54%		88%	82%
Net assets at end of period (in 000’s)	$34,895	$39,843		$39,969	$35,429

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(e)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

18 MainStay International Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class A
	Year ended October 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$12.66	$12.24		$10.97	$18.09	$16.69

Net investment income (loss) (a)	0.26	0.25	(b)	0.26	0.41	0.22
Net realized and unrealized gain (loss) on investments	(1.63)	0.44		1.73	(6.10)	2.54
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.08		0.18	0.30	(0.17)

Total from investment operations	(1.46)	0.77		2.17	(5.39)	2.59

Less dividends and distributions:
From net investment income	(0.38)	(0.35)		(0.90)	(0.05)	(0.07)
From net realized gain on investments	—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.38)	(0.35)		(0.90)	(1.73)	(1.19)

Redemption fee (a)(c)	—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$10.82	$12.66		$12.24	$10.97	$18.09

Total investment return (d)	(11.96%)	6.31%		21.57%	(32.67%)	16.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.11%	2.11	%(b)	2.40%	2.79%	1.25%
Net expenses	1.46%	1.44%		1.39%	1.47%	1.58%
Expenses (before waiver/reimbursement)	1.46%	1.44%		1.42%	1.47%	1.55%
Portfolio turnover rate	80%	54%		88%	82%	49%
Net assets at end of year (in 000’s)	$72,699	$104,169		$117,023	$63,470	$186,738

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class B
				Year ended October 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$11.67	$11.33		$10.17	$16.99	$15.78

Net investment income (loss) (a)	0.11	0.12	(b)	0.14	0.28	0.09
Net realized and unrealized gain (loss) on investments	(1.49)	0.39		1.61	(5.70)	2.40
Net realized and unrealized gain (loss) on foreign currency transactions	(0.08)	0.07		0.16	0.28	(0.16)

Total from investment operations	(1.46)	0.58		1.91	(5.14)	2.33

Less dividends and distributions:
From net investment income	(0.26)	(0.24)		(0.75)	—	—
From net realized gain on investments	—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.26)	(0.24)		(0.75)	(1.68)	(1.12)

Redemption fee (a)(c)	—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.95	$11.67		$11.33	$10.17	$16.99

Total investment return (d)	(12.81%)	5.17%		20.31%	(33.36%)	15.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%	1.04	%(b)	1.41%	2.10%	0.52%
Net expenses	2.46%	2.50%		2.46%	2.40%	2.35%
Expenses (before waiver/reimbursement)	2.46%	2.50%		2.62%	2.42%	2.30%
Portfolio turnover rate	80%	54%		88%	82%	49%
Net assets at end of year (in 000’s)	$20,509	$31,314		$36,397	$37,098	$76,081

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

20 MainStay International Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class C
	Year ended October 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$11.68	$11.32		$10.17	$16.98	$15.77

Net investment income (loss) (a)	0.12	0.12	(b)	0.13	0.29	0.09
Net realized and unrealized gain (loss) on investments	(1.50)	0.41		1.61	(5.69)	2.40
Net realized and unrealized gain (loss) on foreign currency transactions	(0.08)	0.07		0.16	0.27	(0.16)

Total from investment operations	(1.46)	0.60		1.90	(5.13)	2.33

Less dividends and distributions:
From net investment income	(0.26)	(0.24)		(0.75)	—	—
From net realized gain on investments	—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.26)	(0.24)		(0.75)	(1.68)	(1.12)

Redemption fee (a)(c)	—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$9.96	$11.68		$11.32	$10.17	$16.98

Total investment return (d)	(12.88%)	5.23%		20.32%	(33.32%)	15.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.07%	1.09	%(b)	1.34%	2.12%	0.53%
Net expenses	2.46%	2.50%		2.46%	2.39%	2.33%
Expenses (before waiver/reimbursement)	2.46%	2.50%		2.60%	2.41%	2.30%
Portfolio turnover rate	80%	54%		88%	82%	49%
Net assets at end of year (in 000’s)	$12,960	$19,242		$19,079	$10,976	$25,677

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
				Year ended October 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$12.75	$12.33		$11.05	$18.23	$16.79

Net investment income (loss) (a)	0.26	0.29	(b)	0.29	0.50	0.31
Net realized and unrealized gain (loss) on investments	(1.62)	0.43		1.75	(6.16)	2.56
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.08		0.18	0.30	(0.16)

Total from investment operations	(1.45)	0.80		2.22	(5.36)	2.71

Less dividends and distributions:
From net investment income	(0.41)	(0.38)		(0.94)	(0.14)	(0.15)
From net realized gain on investments	—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.41)	(0.38)		(0.94)	(1.82)	(1.27)

Redemption fee (a)(c)	—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$10.89	$12.75		$12.33	$11.05	$18.23

Total investment return (d)	(11.73%)	6.61%		22.01%	(32.44%)	16.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16%	2.40	%(b)	2.70%	3.48%	1.80%
Net expenses	1.21%	1.18%		1.08%	1.03%	1.03%
Expenses (before reimbursement/waiver)	1.21%	1.18%		1.17%	1.05%	1.02%
Portfolio turnover rate	80%	54%		88%	82%	49%
Net assets at end of year (in 000’s)	$184,373	$373,332		$387,245	$371,975	$631,206

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

22 MainStay International Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R1
				Year ended October 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$12.67	$12.25		$10.98	$18.13	$16.71

Net investment income (loss) (a)	0.26	0.27	(b)	0.28	0.49	0.29
Net realized and unrealized gain (loss) on investments	(1.62)	0.44		1.74	(6.13)	2.55
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.08		0.18	0.30	(0.16)

Total from investment operations	(1.45)	0.79		2.20	(5.34)	2.68

Less dividends and distributions:
From net investment income	(0.40)	(0.37)		(0.93)	(0.13)	(0.14)
From net realized gain on investments	—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.40)	(0.37)		(0.93)	(1.81)	(1.26)

Redemption fee (a)(c)	—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$10.82	$12.67		$12.25	$10.98	$18.13

Total investment return (d)	(11.89%)	6.58%		21.89%	(32.53%)	16.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.12%	2.30	%(b)	2.58%	3.40%	1.68%
Net expenses	1.31%	1.29%		1.19%	1.13%	1.13%
Expenses (before waiver/reimbursement)	1.31%	1.29%		1.27%	1.15%	1.12%
Portfolio turnover rate	80%	54%		88%	82%	49%
Net assets at end of year (in 000’s)	$4,760	$6,225		$5,348	$2,755	$4,158

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Financial Highlights selected per share data and ratios

	Class R2
				Year ended October 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$12.69	$12.27		$10.99	$18.14	$16.72

Net investment income (loss) (a)	0.24	0.25	(b)	0.16	0.46	0.24
Net realized and unrealized gain (loss) on investments	(1.63)	0.43		1.82	(6.14)	2.57
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.08		0.19	0.30	(0.16)

Total from investment operations	(1.48)	0.76		2.17	(5.38)	2.65

Less dividends and distributions:
From net investment income	(0.37)	(0.34)		(0.89)	(0.09)	(0.11)
From net realized gain on investments	—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.37)	(0.34)		(0.89)	(1.77)	(1.23)

Redemption fee (a)(c)	—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$10.84	$12.69		$12.27	$10.99	$18.14

Total investment return (d)	(12.09%)	6.32%		21.53%	(32.63%)	16.49%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	2.09	%(b)	1.39%	3.24%	1.38%
Net expenses	1.55%	1.54%		1.50%	1.38%	1.38%
Expenses (before waiver/reimbursement)	1.55%	1.54%		1.54%	1.40%	1.37%
Portfolio turnover rate	80%	54%		88%	82%	49%
Net assets at end of year (in 000’s)	$12,176	$10,942		$7,826	$274	$358

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

24 MainStay International Equity Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R3
				Year ended October 31,
	2011	2010		2009	2008	2007
Net asset value at beginning of year	$12.64	$12.24		$10.95	$18.10	$16.70

Net investment income (loss) (a)	0.24	0.24	(b)	0.26	0.42	0.13
Net realized and unrealized gain (loss) on investments	(1.65)	0.41		1.72	(6.13)	2.64
Net realized and unrealized gain (loss) on foreign currency transactions	(0.09)	0.07		0.17	0.30	(0.17)

Total from investment operations	(1.50)	0.72		2.15	(5.41)	2.60

Less dividends and distributions:
From net investment income	(0.35)	(0.32)		(0.86)	(0.06)	(0.08)
From net realized gain on investments	—	—		—	(1.68)	(1.12)

Total dividends and distributions	(0.35)	(0.32)		(0.86)	(1.74)	(1.20)

Redemption fee (a)(c)	—	0.00	‡	0.00 ‡	0.00 ‡	0.00 ‡

Net asset value at end of year	$10.79	$12.64		$12.24	$10.95	$18.10

Total investment return (d)	(12.28%)	5.99%		21.31%	(32.86%)	16.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.98%	2.00	%(b)	2.45%	2.93%	0.76%
Net expenses	1.80%	1.79%		1.69%	1.63%	1.63%
Expenses (before waiver/reimbursement)	1.80%	1.79%		1.77%	1.65%	1.62%
Portfolio turnover rate	80%	54%		88%	82%	49%
Net assets at end of year (in 000’s)	$1,592	$737		$322	$37	$57

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.29%, respectively, resulting from a special one-time dividend from Ryanair Holdings PLC that paid $0.30 per share.
(c)	The redemption fee was discontinued as of April 1, 2010.
(d)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 25

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay International Equity Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on September 13, 1994. Class C shares commenced operations on September 1, 1998. Class I, Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek to provide long-term growth of capital commensurate with an acceptable level of risk by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

26    MainStay International Equity Fund

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are principally traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2011, certain foreign equity securities held by the Fund were fair valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-

mainstayinvestments.com    27

Notes to Financial Statements (continued)

line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Purchased and Written Options. The Fund may write covered call and put options on its portfolio securities or foreign currencies. These securities are subject to equity price risk in the normal course of investing in these transactions. Premiums received are recorded as assets, and the market value of the written options are recorded as liabilities. The liabilities are subsequently adjusted and unrealized appreciation or depreciation is recorded to reflect the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. When writing a covered call option, the Fund, in return for the premium on the option, gives up the opportunity to profit from a price increase in the underlying securities above the exercise price. The Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price. A call option may be covered by the call writer’s owning the underlying security throughout the option period. A call option may also be covered by the call writer’s maintaining liquid assets valued at greater than the exercise price of the call written. However, as long as the obligation as the writer continues, the Fund has retained the risk of loss should the price of the underlying security decline. After writing a put option, the Fund may incur risk exposure equal to the difference between the exercise price of the option and the sum of the market value of the underlying security plus the premium received from the sale of the option. The Fund writes covered call options to try to realize greater return on the sale of a stock. The Fund writes put options to help protect against unanticipated adverse developments.

The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. The Fund may also purchase options to seek to enhance returns. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum risk exposure for any purchased option is limited to the premium initially paid for the option. As of October 31, 2011, the Fund did not hold any purchased or written options.

(I) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any rights or warrants.

(J) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). During the period the futures contract is open, changes in the value of the contract are

28    MainStay International Equity Fund

recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into futures contracts for hedging purposes and market exposure.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund may also enter into futures contracts traded on foreign futures exchanges such as those located in Frankfurt, Tokyo, London or Paris as long as trading on foreign exchanges does not subject a Fund to risks that are materially greater than the risks associated with trading on U.S. exchanges. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund. The Fund invests in futures contracts to reduce the Fund’s return volatility. At October 31, 2011, the Fund did hold any futures contracts.

(K) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. At October 31, 2011, the Fund did not hold any foreign currency forward contracts.

(L) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date, and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will

mainstayinvestments.com    29

Notes to Financial Statements (continued)

continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(N) Redemption Fee. Prior to April 1, 2010, the Fund imposed a 2.00% redemption fee on redemptions (including exchanges) of Fund shares made within 60 days of their date of purchase for any class. The redemption fee was designed to offset brokerage commissions and other costs associated with short-term trading and was not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund. The redemption fees are included in the Statement of Changes in Net Assets’ shares redeemed amount and were retained by the Fund for the fiscal year ended October 31, 2010.

(O) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

(P) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(Q) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

		Foreign
	Statement of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Purchased Options	Net realized gain (loss) on security transactions	$—	$(64,512)	$(64,512)
Rights	Net realized gain (loss) on security transactions	—	344,402	344,402
Warrants	Net realized gain (loss) on security transactions	—	504,265	504,265
Futures Contracts	Net realized gain (loss) on futures contracts	—	2,093,492	2,093,492
Forward Contracts	Net realized gain (loss) on foreign currency transactions	(2,919,836)	—	(2,919,836)

Total Realized Gain (Loss)		$(2,919,836)	$2,877,647	$(42,189)

Change in Unrealized Appreciation (Depreciation)

		Foreign
	Statement of	Exchange	Equity
	Operations	Contracts	Contracts
	Location	Risk	Risk	Total

Warrants	Net change in unrealized appreciation (depreciation) on investments	$—	$(5,332,757)	$(5,332,757)
Future Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	(740,862)	(740,862)
Forward contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(828,934)	—	(828,934)

Total Change in Unrealized Appreciation (Depreciation)		$(828,934)	$(6,073,619)	$(6,902,553)

30    MainStay International Equity Fund

Number of Contracts, Notional Amounts or Shares/Units (1)

	Foreign
	Exchange	Equity
	Contracts	Contracts
	Risk	Risk	Total

Purchased Options (2)	—	336	336
Rights (2)	—	553,062	553,062
Warrants (2)	—	3,598,661	3,598,661
Futures Contracts (2)	—	894	894
Forward Contracts Long (3)	$56,626,414	—	$56,626,414
Forward Contracts Short (3)	$(56,626,414)	—	$(56,626,414)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

(3)	Amount(s) represent(s) notional amount.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Prior to July 1, 2011 Mackay Shields LLC, a registered investment adviser and an indirect, wholly owned subsidiary of New York Life, served as subadvisor to the Fund and was responsible for the day-to-day portfolio management of the Fund. Effective July 1, 2011, Madison Square Investors LLC (“MSI” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MSI, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.90% up to $500 million and 0.85% in excess of $500 million, plus a fee for fund accounting services furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.92% for the year ended October 31, 2011, inclusive of the effective fund accounting services rate of 0.02% of the Fund’s average daily net assets.

The Manager has voluntarily agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $4,166,281.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

mainstayinvestments.com    31

Notes to Financial Statements (continued)

The Plans provide that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2011, were as follows:

Class R1	$5,559

Class R2	13,083

Class R3	1,312

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $14,269 and $15,611, respectively, for the year ended October 31, 2011.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $123, $1,035, $44,494 and $4,599, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$164,906

Class A	180,966

Class B	117,457

Class C	74,077

Class I	469,024

Class R1	10,231

Class R2	24,094

Class R3	2,419

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$214	0.0	%‡

Class C	134	0.0	‡

Class I	49,407,690	26.8

Class R1	1,400	0.0	‡

Class R2	1,379	0.0	‡

Class R3	9,642	0.6

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $7,763. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$9,049,517	$(119,143,681)	$—	$(2,775,671)	$(112,869,835)

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale deferrals and marking to market of foreign currency forward contracts.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized	Additional
Net Investment	Gain (Loss) on	Paid-In
Income (Loss)	Investments	Capital

$1,232,466	$(1,232,466)	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss).

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be

32    MainStay International Equity Fund

required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $119,143,681 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$29,857
2017	53,694
2019	35,593

Total	$119,144

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$16,141,279	$18,017,346

Note 5–Foreign Currency Transactions

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost		Value

Canadian Dollar	CAD	2,207,128	USD	2,222,830	USD	2,214,325

Euro (a)	EUR	(52)		(72)		(72)

Japanese Yen	JPY	47,075,214		620,078		602,139

Norwegian Krone	NOK	454,252		83,470		81,566

Pound Sterling	GBP	102,063		164,739		164,106

Singapore Dollar	SGD	32,658		25,904		26,027

Swiss Franc	CHF	106,953		119,115		121,842

Thailand Baht	THB	24,868		799		809

Total			USD	3,236,863	USD	3,210,742

(a) Currency was overdrawn as of October 31, 2011.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 8–Purchases and Sales of Securities
(in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $351,971 and $516,611, respectively.

mainstayinvestments.com    33

Notes to Financial Statements (continued)

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	255,410	$3,104,372
Shares issued to shareholders in reinvestment of dividends	88,910	1,098,040
Shares redeemed	(549,047)	(6,635,729)

Net increase (decrease) in shares outstanding before conversion	(204,727)	(2,433,317)
Shares converted into Investor Class (See Note 1)	373,694	4,153,993
Shares converted from Investor Class (See Note 1)	(89,414)	(1,099,827)

Net increase (decrease)	79,553	$620,849

Year ended October 31, 2010:
Shares sold	262,880	$3,176,295
Shares issued to shareholders in reinvestment of dividends	84,216	1,031,647
Shares redeemed	(605,885)	(7,225,258)

Net increase (decrease) in shares outstanding before conversion	(258,789)	(3,017,316)
Shares converted into Investor Class (See Note 1)	225,549	2,702,090
Shares converted from Investor Class (See Note 1)	(83,487)	(1,015,195)

Net increase (decrease)	(116,727)	$(1,330,421)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,961,197	$24,241,634
Shares issued to shareholders in reinvestment of dividends	215,220	2,653,664
Shares redeemed	(3,688,192)	(43,375,045)

Net increase (decrease) in shares outstanding before conversion	(1,511,775)	(16,479,747)
Shares converted into Class A (See Note 1)	201,074	2,412,655
Shares converted from Class A (See Note 1)	(193,869)	(1,973,995)

Net increase (decrease)	(1,504,570)	$(16,041,087)

Year ended October 31, 2010:
Shares sold	2,517,126	$30,522,416
Shares issued to shareholders in reinvestment of dividends	234,250	2,862,540
Shares redeemed	(3,771,494)	(44,406,529)

Net increase (decrease) in shares outstanding before conversion	(1,020,118)	(11,021,573)
Shares converted into Class A (See Note 1)	199,980	2,405,187
Shares converted from Class A (See Note 1)	(52,650)	(644,178)
Shares converted from Class A (a)	(458,901)	(5,387,502)

Net increase (decrease)	(1,331,689)	$(14,648,066)

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	215,858	$2,445,662
Shares issued to shareholders in reinvestment of dividends	55,069	629,984
Shares redeemed	(577,541)	(6,436,816)

Net increase (decrease) in shares outstanding before conversion	(306,614)	(3,361,170)
Shares converted from Class B (See Note 1)	(314,841)	(3,492,826)

Net increase (decrease)	(621,455)	$(6,853,996)

Year ended October 31, 2010:
Shares sold	302,160	$3,373,463
Shares issued to shareholders in reinvestment of dividends	61,310	697,097
Shares redeemed	(582,168)	(6,400,715)

Net increase (decrease) in shares outstanding before conversion	(218,698)	(2,330,155)
Shares converted from Class B (See Note 1)	(312,717)	(3,447,904)

Net increase (decrease)	(531,415)	$(5,778,059)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	215,489	$2,484,165
Shares issued to shareholders in reinvestment of dividends	26,446	302,804
Shares redeemed	(588,079)	(6,641,709)

Net increase (decrease)	(346,144)	$(3,854,740)

Year ended October 31, 2010:
Shares sold	496,946	$5,608,311
Shares issued to shareholders in reinvestment of dividends	28,179	320,677
Shares redeemed	(562,111)	(6,195,553)

Net increase (decrease)	(36,986)	$(266,565)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	3,952,695	$48,215,141
Shares issued to shareholders in reinvestment of dividends	721,480	8,939,145
Shares redeemed	(17,027,206)	(212,987,403)

Net increase (decrease)	(12,353,031)	$(155,833,117)

Year ended October 31, 2010:
Shares sold	8,029,733	$97,871,809
Shares issued to shareholders in reinvestment of dividends	772,194	9,482,538
Shares redeemed	(11,397,225)	(138,274,309)

Net increase (decrease) in shares outstanding before conversion	(2,595,298)	(30,919,962)
Shares converted into Class I (a)	456,568	5,387,502

Net increase (decrease)	(2,138,730)	$(25,532,460)

34    MainStay International Equity Fund

Class R1	Shares	Amount

Year ended October 31, 2011:
Shares sold	154,670	$1,841,336
Shares issued to shareholders in reinvestment of dividends	15,410	189,846
Shares redeemed	(221,660)	(2,788,670)

Net increase (decrease)	(51,580)	$(757,488)

Year ended October 31, 2010:
Shares sold	115,722	$1,420,742
Shares issued to shareholders in reinvestment of dividends	13,721	167,532
Shares redeemed	(74,563)	(905,475)

Net increase (decrease)	54,880	$682,799

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	532,831	$6,566,352
Shares issued to shareholders in reinvestment of dividends	21,675	267,898
Shares redeemed	(293,374)	(3,497,639)

Net increase (decrease)	261,132	$3,336,611

Year ended October 31, 2010:
Shares sold	484,331	$5,892,843
Shares issued to shareholders in reinvestment of dividends	16,104	197,279
Shares redeemed	(275,687)	(3,373,623)

Net increase (decrease)	224,748	$2,716,499

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	126,679	$1,550,326
Shares issued to shareholders in reinvestment of dividends	2,078	25,620
Shares redeemed	(39,423)	(486,743)

Net increase (decrease)	89,334	$1,089,203

Year ended October 31, 2010:
Shares sold	50,108	$597,307
Shares issued to shareholders in reinvestment of dividends	724	8,861
Shares redeemed	(18,860)	(224,094)

Net increase (decrease)	31,972	$382,074

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

mainstayinvestments.com    35

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay International Equity Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay International Equity Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

36    MainStay International Equity Fund

Board Consideration and Approval of Subadvisory Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the trustees who are “not interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”), review and approve the fund’s investment advisory agreements. At its June 28-29, 2011 meeting, the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) unanimously approved the assignment of the Subadvisory Agreement (the “Assignment” of the “Agreement”) between New York Life Investment Management LLC (“New York Life Investments”), the manager of the Trust, and MacKay Shields LLC (“MacKay”), on behalf of the MainStay International Equity Fund (the “Fund”), from MacKay to Madison Square Investors LLC (“Madison Square Investors”).

In reaching its decision to approve the Assignment, the Board considered information presented to it as part of its consideration and approval of the Assignment at the Board’s meeting in June 2011, as well as other relevant information furnished to it throughout the year by New York Life Investments, MacKay and Madison Square Investors at regular and special Board meetings. The Board also requested and received responses from New York Life Investments to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its approvals of the Agreement with MacKay during the Board’s meetings in June 2010 and December 2010 (the “Prior Contract Review Processes”). The Board considered its historical experience with Madison Square Investor’s capabilities and resources, and its evaluation of Madison Square Investors in connection with the Prior Contract Review Processes.

In determining to approve the Assignment, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Madison Square Investors; (ii) the investment performance of the Fund and Madison Square Investors; (iii) the costs of the services to be provided and the profits to be realized by New York Life Investments and its affiliates, including Madison Square Investors as subadvisor to the Fund, from their relationships with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the Assignment was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Madison Square Investors. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the Assignment is provided below.

Nature, Extent and Quality of Services to Be Provided by Madison Square Investors

In considering the approval of the Assignment, the Board examined the nature, extent and quality of the services that Madison Square Investors proposed to provide to the Fund. The Board acknowledged that both MacKay and Madison Square Investors were affiliates of New York Life Investments, and that there would be no change in portfolio management in connection with the Assignment. The Board did consider, however, a recent transition of portfolio management responsibilities at MacKay, and that the Fund’s new management team would transition from MacKay to Madison Square Investors. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged MacKay’s historical service to the Fund, and took note of the experience of Madison Square Investor’s portfolio managers, the number of accounts managed by the portfolio managers and Madison Square Investor’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Madison Square Investors. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would benefit from the nature, extent and quality of these services as a result of Madison Square Investor’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Fund’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Fund’s investment objectives, strategies and risks, as disclosed in the Fund’s prospectus. The Board considered information about the Fund’s investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to similar peer funds. The Board also considered that the Fund was managed by a relatively new portfolio management team, and that the Board would have the opportunity to evaluate the investment performance of this team after it has established a meaningful performance track record. The Board also considered the strength of Madison Square Investors’ resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Assignment is likely to benefit the Fund’s long-term investment performance.

Costs of the Services Provided, and Profits to Be Realized, by New York Life Investments and Madison Square Investors

The Board considered the costs of the services to be provided by New York Life Investments and Madison Square Investors under the existing management agreement and the Agreement, and the profits to be realized by New York Life Investments and its affiliates due to their relationships with the Fund, taking into account information provided to the Board in connection with the Prior Contract Review Processes. Because Madison Square Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for

mainstayinvestments.com    37

Board Consideration and Approval of Subadvisory Agreement (continued)

New York Life Investments and Madison Square Investors in the aggregate.

In evaluating any costs and profits of New York Life Investments and its affiliates, including Madison Square Investors, due to their relationships with the Fund in connection with the Prior Contract Review Processes, the Board considered, among other things, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that New York Life Investments and Madison Square Investors must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that New York Life Investment and Madison Square Investors’ ability to maintain a strong financial position is important in order for New York Life Investment and Madison Square Investors to provide high-quality ongoing services to the Fund and its investors.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Fund. The Board recognized, for example, the benefits to Madison Square Investors from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Madison Square Investors in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by New York Life Investments and its affiliates (including Madison Square Investors) due to their relationships with the Fund supported the Board’s determination to approve the Assignment.

Extent to Which Economies of Scale May Be Realized as the Fund Grow

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with the Fund’s investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund continues to grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Agreement, and the Fund’s expected total ordinary operating expenses. The Board considered that the fees to be paid to Madison Square Investors under the Agreement are paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s expenses. In assessing the reasonableness of the Fund’s fees and expenses the Board primarily considered comparative data on the fees and expenses charged by similar mutual funds managed by other advisers, based on information provided to the Board in connection with the Prior Contract Review Processes. In addition, the Board considered information provided by New York Life Investments and Madison Square Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Madison Square Investors about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Assignment.

38    MainStay International Equity Fund

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $15,779,537 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 0.5% to arrive at the amount eligible for the corporate dividends received deduction.

In accordance with federal tax law, the Fund elects to provide each shareholder with their portion of the Fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the Fund made the following designations regarding its fiscal year ended October 31, 2011:

—	the total amount of taxes paid to foreign countries was $1,476,345

—	the total amount of income sourced from foreign countries was $17,130,462

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

mainstayinvestments.com    39

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

40    MainStay International Equity Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

mainstayinvestments.com    41

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

42    MainStay International Equity Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

mainstayinvestments.com    43

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

44    MainStay International Equity Fund

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24846 MS284-11	MSIE11-12/11
N10

MainStay Large Cap Growth Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	14

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	29

Federal Income Tax Information	30

Proxy Voting Policies and Procedures and Proxy Voting Record	30

Shareholder Reports and Quarterly Portfolio Disclosure	30

Board Members and Officers	31

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class A shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	4.02%	3.13%	4.86%	1.28%
		Excluding sales charges	10.08	4.30	5.46	1.28

Class A Shares[4]	Maximum 5.5% Initial Sales Charge	With sales charges	3.98	3.22	4.91	1.18
		Excluding sales charges	10.03	4.39	5.50	1.18

Class B Shares[5]	Maximum 5% CDSC	With sales charges	4.06	3.17	4.67	2.03
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	9.06	3.52	4.67	2.03

Class C Shares[5]	Maximum 1% CDSC	With sales charges	8.08	3.49	4.65	2.03
	if Redeemed Within One Year of Purchase	Excluding sales charges	9.08	3.49	4.65	2.03

Class I Shares[5]	No Sales Charge		10.21	4.81	5.89	0.94

Class R1 Shares[5]	No Sales Charge		10.15	4.68	5.76	1.04

Class R2 Shares[5]	No Sales Charge		9.83	4.45	5.49	1.29

Class R3 Shares[6]	No Sales Charge		9.65	4.20	5.22	1.54

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class A shares include the historical performance of the FMI Winslow Growth Fund (a predecessor to the Fund) through March 31, 2005, adjusted to reflect the current maximum sales charge applicable to Class A shares. Unadjusted, the performance shown for Class A shares might have been lower.
5.	Performance figures for Class B, Class C, Class I, Class R1 and Class R2 shares, each of which was first offered on April 1, 2005, include the historical performance of Class A shares through March 31, 2005, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class B, C, I, R1 and R2 shares might have been lower.
6.	Performance figures for Class R3 shares, first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Russell 1000® Growth Index[7]	9.92%	3.04%	3.56%

S&P 500® Index[8]	8.09	0.25	3.69

Average Lipper Large-Cap Growth Fund[9]	6.92	1.99	3.13

7.	The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Growth Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
8.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard for measuring large-cap U.S. stock-market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
9.	The average Lipper large-cap growth fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Large Cap Growth Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$929.10	$5.49	$1,019.50	$5.75

Class A Shares	$1,000.00	$929.40	$5.11	$1,019.90	$5.35

Class B Shares	$1,000.00	$924.50	$9.07	$1,015.80	$9.50

Class C Shares	$1,000.00	$924.40	$9.07	$1,015.80	$9.50

Class I Shares	$1,000.00	$928.90	$3.94	$1,021.10	$4.13

Class R1 Shares	$1,000.00	$929.50	$4.38	$1,020.70	$4.58

Class R2 Shares	$1,000.00	$928.40	$5.59	$1,019.40	$5.85

Class R3 Shares	$1,000.00	$927.50	$6.80	$1,018.10	$7.12

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.13% for Investor Class, 1.05% for Class A, 1.87% for Class B and Class C, 0.81% for Class I, 0.90% for Class R1, 1.15% for Class R2 and 1.40% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of October 31, 2011 (Unaudited)

Computers & Peripherals	7.6%
Software	7.0
Internet Software & Services	6.2
IT Services	5.8
Oil, Gas & Consumable Fuels	5.3
Hotels, Restaurants & Leisure	5.1
Energy Equipment & Services	4.8
Internet & Catalog Retail	4.6
Health Care Providers & Services	3.9
Chemicals	3.4
Health Care Equipment & Supplies	3.4
Road & Rail	3.3
Communications Equipment	3.1
Diversified Financial Services	3.1
Industrial Conglomerates	3.0
Machinery	2.6
Capital Markets	2.3
Biotechnology	2.2
Pharmaceuticals	2.2
Specialty Retail	2.2
Aerospace & Defense	1.8
Wireless Telecommunication Services	1.8
Construction & Engineering	1.5
Textiles, Apparel & Luxury Goods	1.5
Auto Components	1.3
Food Products	1.2
Food & Staples Retailing	1.1
Air Freight & Logistics	1.0
Personal Products	1.0
Metals & Mining	0.9
Health Care Technology	0.8
Semiconductors & Semiconductor Equipment	0.6
Short-Term Investment	3.1
Other Assets, Less Liabilities	1.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	Apple, Inc.
2.	Union Pacific Corp.
3.	Google, Inc. Class A
4.	QUALCOMM, Inc.
5.	Visa, Inc. Class A
6.	Danaher Corp.
7.	Cognizant Technology Solutions Corp. Class A
8.	UnitedHealth Group, Inc.
9.	Schlumberger, Ltd.
10.	Oracle Corp.

8    MainStay Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Clark J. Winslow, Justin H. Kelly, CFA, and R. Bart Wear, CFA, of Winslow Capital Management, Inc., the Fund’s Subadvisor.

How did MainStay Large Cap Growth Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Large Cap Growth Fund returned 10.08% for Investor Class shares, 10.03% for Class A shares, 9.06% for Class B shares and 9.08% for Class C shares for the 12 months ended October 31, 2011. Over the same period, the Fund returned 10.21% for Class I shares, 10.15% for Class R1 shares, 9.83% for Class R2 shares and 9.65% for Class R3 shares. All share classes outperformed the 6.92% return of the average Lipper1 large-cap growth fund for the 12 months ended October 31, 2011. Investor Class, Class A, Class I and Class R1 shares outperformed—and Class B, Class C, Class R2 and Class R3 shares underperformed—the 9.92% return of the Russell 1000® Growth Index2 for the 12 months ended October 31, 2011. The Russell 1000® Growth Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

Stock selection tends to be the largest contributor to the Fund’s performance over time, and that held true for the reporting period. We positioned the Fund for slow but positive growth with a modest bias toward cyclical stocks. Earlier in the year, the markets were anticipating a recession and the Fund under-performed, which in our view was not surprising. Over the course of the reporting period, however, the Fund benefited because of its less defensive positioning and consistent stock selection among what we viewed to be good businesses.

During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?

Strong stock selection in the slightly overweight industrials sector made the strongest contribution to the Fund’s performance relative to the Russell 1000® Growth Index. (Contri-butions take weightings and total returns into account.) An underweight position in consumer staples also benefited from strong stock selection, making it the Fund’s second-
best-contributing sector relative to the benchmark.

The financials sector was the Fund’s only sector with a negative total return during the reporting period. Underperforming stock selections and an overweight position in the sector detracted from the Fund’s relative performance. The consumer discretionary sector also underperformed the Russell 1000® Growth Index because of stock selection.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Computers & peripherals company Apple was the top contrib-utor to the Fund’s absolute performance during the period. Online travel company Priceline.com was also a strong contributor to the Fund’s absolute performance, as was food products company Green Mountain Coffee Roasters. Green Mountain Coffee Roasters showed consistently strong performance throughout the reporting period.

Media company The Walt Disney Co. detracted the most from the Fund’s absolute performance during the reporting period, followed by communications equipment company Cisco Systems. Both positions were sold during the reporting period. Chinese travel service company Ctrip.com International also detracted from the Fund’s absolute performance.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund established a position in clothing and accessories company Polo Ralph Lauren, seeking to take advantage of what we saw as growth potential in international revenues and higher margins in Asia and Europe. The stock was a strong contributor to performance during the portion of the reporting period it was held in the Fund. The Fund established a position in surgical systems manufacturer Intuitive Surgical because of earnings potential from the company’s rapid procedure growth.

The Fund sold its position in subscription entertainment business Netflix when a price increase and a split in company services led to reports of subscriber dissatisfaction. The stock continued to decline during the reporting period. The Fund sold its holdings in communications equipment company Cisco Systems shortly after the company released a disappointing growth outlook. The stock continued to decline through the remainder of the reporting period.

How did the Fund’s sector weightings change during the reporting period?

Sector differences from the beginning to the end of the reporting period were not substantial. The Fund added to its energy holdings, moving from underweight to only slightly underweight in the sector. The Fund decreased its overweight position in financials to just slightly overweight. The Fund reduced its already underweight consumer staples position, moving to a position that was more substantially underweight relative to the benchmark.

1. See footnote on page 6 for more information on Lipper Inc.

2. See footnote on page 6 for more information on the Russell 1000® Growth Index.

mainstayinvestments.com    9

How was the Fund positioned at the end of October 2011?

As of October 31, 2011, the Fund was more “balanced.” In an environment that was more precarious and exhibited slower growth, the Fund had modestly increased its focus on stocks with consistent and stable growth and had reduced its emphasis on quality cyclicals. Sector differences remained but were less pronounced. We have trimmed or sold companies that, in our opinion, are more exposed to potential negatives from near-term economic and policy uncertainty.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Large Cap Growth Fund

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 95.6%†

Aerospace & Defense 1.8%
United Technologies Corp.	2,997,100	$233,713,858

Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	1,907,300	132,423,839

Auto Components 1.3%
BorgWarner, Inc. (a)	2,288,800	175,070,312

Biotechnology 2.2%
Biogen Idec, Inc. (a)	912,500	106,178,500
Celgene Corp. (a)	2,682,900	173,932,407

		280,110,907

Capital Markets 2.3%
Franklin Resources, Inc.	1,780,200	189,822,726
TD Ameritrade Holding Corp.	6,066,900	101,802,582

		291,625,308

Chemicals 3.4%
Ecolab, Inc.	3,124,300	168,212,312
Monsanto Co.	3,678,300	267,596,325

		435,808,637

Communications Equipment 3.1%
X QUALCOMM, Inc.	7,729,000	398,816,400

Computers & Peripherals 7.6%
X Apple, Inc. (a)	1,392,815	563,783,656
EMC Corp. (a)	13,269,300	325,230,543
NetApp, Inc. (a)	2,242,000	91,832,320

		980,846,519

Construction & Engineering 1.5%
Fluor Corp.	3,324,200	188,980,770

Diversified Financial Services 3.1%
CME Group, Inc.	435,900	120,116,604
IntercontinentalExchange, Inc. (a)	1,280,500	166,311,340
JPMorgan Chase & Co.	3,251,400	113,018,664

		399,446,608

Energy Equipment & Services 4.8%
FMC Technologies, Inc. (a)	6,157,800	275,992,596
X Schlumberger, Ltd.	4,701,100	345,389,817

		621,382,413

Food & Staples Retailing 1.1%
Costco Wholesale Corp.	1,761,900	146,678,175

Food Products 1.2%
General Mills, Inc.	2,997,100	115,478,263
Green Mountain Coffee Roasters, Inc. (a)	705,700	45,884,614

		161,362,877

Health Care Equipment & Supplies 3.4%
Edwards Lifesciences Corp. (a)	2,297,900	173,307,618
Intuitive Surgical, Inc. (a)	308,900	134,019,354
Varian Medical Systems, Inc. (a)	2,152,500	126,394,800

		433,721,772

Health Care Providers & Services 3.9%
Express Scripts, Inc. (a)	3,183,000	145,558,590
X UnitedHealth Group, Inc.	7,520,100	360,889,599

		506,448,189

Health Care Technology 0.8%
Cerner Corp. (a)	1,642,300	104,171,089

Hotels, Restaurants & Leisure 5.1%
Ctrip.com International, Ltd., Sponsored ADR (a)(b)	3,242,300	113,026,578
Las Vegas Sands Corp. (a)	5,371,500	252,191,925
Starbucks Corp.	4,087,100	173,047,814
Yum! Brands, Inc.	2,352,300	126,012,711

		664,279,028

Industrial Conglomerates 3.0%
X Danaher Corp.	7,965,200	385,117,420

Internet & Catalog Retail 4.6%
Amazon.com, Inc. (a)	1,439,800	307,411,698
Priceline.com, Inc. (a)	554,630	281,596,743

		589,008,441

Internet Software & Services 6.2%
Baidu, Inc., Sponsored ADR (a)(b)	1,875,000	262,837,500
X Google, Inc. Class A (a)	679,325	402,595,168
VeriSign, Inc.	4,196,000	134,649,640

		800,082,308

IT Services 5.8%
X Cognizant Technology Solutions Corp. Class A (a)	4,986,200	362,746,050
X Visa, Inc. Class A	4,186,900	390,470,294

		753,216,344

Machinery 2.6%
Deere & Co.	2,652,000	201,286,800
Illinois Tool Works, Inc.	2,749,500	133,708,185

		334,994,985

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Metals & Mining 0.9%
Cliffs Natural Resources, Inc.	1,707,600	$116,492,472

Oil, Gas & Consumable Fuels 5.3%
Concho Resources, Inc. (a)	2,480,400	234,943,488
Occidental Petroleum Corp.	2,761,000	256,607,340
Peabody Energy Corp.	2,729,700	118,387,089
Range Resources Corp.	1,010,000	69,528,400

		679,466,317

Personal Products 1.0%
Estee Lauder Cos., Inc. (The) Class A	1,316,900	129,648,805

Pharmaceuticals 2.2%
Perrigo Co.	1,244,300	112,335,404
Shire PLC, Sponsored ADR (b)	1,789,300	168,730,990

		281,066,394

Road & Rail 3.3%
X Union Pacific Corp.	4,332,300	431,367,111

Semiconductors & Semiconductor Equipment 0.6%
Altera Corp.	2,157,800	81,823,776

Software 7.0%
Citrix Systems, Inc. (a)	2,733,800	199,102,654
Intuit, Inc.	2,706,500	145,257,855
X Oracle Corp.	10,090,400	330,662,408
Salesforce.com, Inc. (a)	1,712,200	228,013,674

		903,036,591

Specialty Retail 2.2%
Abercrombie & Fitch Co. Class A	2,072,300	154,179,120
O’Reilly Automotive, Inc. (a)	1,645,300	125,125,065

		279,304,185

Textiles, Apparel & Luxury Goods 1.5%
Ralph Lauren Corp.	1,216,900	193,231,551

Wireless Telecommunication Services 1.8%
American Tower Corp. Class A (a)	4,323,100	238,202,810

Total Common Stocks (Cost $11,230,894,129)		12,350,946,211

Short-Term Investment 3.1%

Repurchase Agreement 3.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $397,789,221 (Collateralized by a United States Treasury Note with a rate of 3.125% and maturity date of 4/30/17, with a Principal Amount of $405,000,000 and a Market Value of $446,196,195)	$397,789,111	397,789,111

Total Short-Term Investment (Cost $397,789,111)		397,789,111

Total Investments (Cost $11,628,683,240) (c)	98.7%	12,748,735,322
Other Assets, Less Liabilities	1.3	167,395,761

Net Assets	100.0%	$12,916,131,083

(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	At October 31, 2011, cost is $11,650,738,477 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$1,294,435,131
Gross unrealized depreciation	(196,438,286)

Net unrealized appreciation	$1,097,996,845

The notes to the financial statements are an integral part of,

12 MainStay Large Cap Growth Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks	$12,350,946,211	$—	$—	$12,350,946,211
Short-Term Investment
Repurchase Agreement	—	397,789,111	—	397,789,111

Total Investments in Securities	$12,350,946,211	$397,789,111	$—	$12,748,735,322

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $11,628,683,240)	$12,748,735,322
Receivables:
Fund shares sold	136,173,512
Investment securities sold	103,592,132
Dividends and interest	3,587,024
Other assets	154,789

Total assets	12,992,242,779

Liabilities
Payables:
Investment securities purchased	51,524,419
Fund shares redeemed	13,902,895
Manager (See Note 3)	6,483,031
Transfer agent (See Note 3)	2,622,021
NYLIFE Distributors (See Note 3)	956,309
Shareholder communication	325,256
Professional fees	218,887
Trustees	40,323
Custodian	5,508
Accrued expenses	33,047

Total liabilities	76,111,696

Net assets	$12,916,131,083

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$17,509,819
Additional paid-in capital	11,517,851,006

11,535,360,825
Accumulated net realized gain (loss) on investments	260,718,176
Net unrealized appreciation (depreciation) on investments	1,120,052,082

Net assets	$12,916,131,083

Investor Class
Net assets applicable to outstanding shares	$130,139,914

Shares of beneficial interest outstanding	18,056,461

Net asset value per share outstanding	$7.21
Maximum sales charge (5.50% of offering price)	0.42

Maximum offering price per share outstanding	$7.63

Class A
Net assets applicable to outstanding shares	$1,887,326,365

Shares of beneficial interest outstanding	260,707,445

Net asset value per share outstanding	$7.24
Maximum sales charge (5.50% of offering price)	0.42

Maximum offering price per share outstanding	$7.66

Class B
Net assets applicable to outstanding shares	$72,590,619

Shares of beneficial interest outstanding	10,580,905

Net asset value and offering price per share outstanding	$6.86

Class C
Net assets applicable to outstanding shares	$380,186,215

Shares of beneficial interest outstanding	55,464,764

Net asset value and offering price per share outstanding	$6.85

Class I
Net assets applicable to outstanding shares	$8,465,657,939

Shares of beneficial interest outstanding	1,135,758,725

Net asset value and offering price per share outstanding	$7.45

Class R1
Net assets applicable to outstanding shares	$1,140,163,730

Shares of beneficial interest outstanding	154,486,570

Net asset value and offering price per share outstanding	$7.38

Class R2
Net assets applicable to outstanding shares	$701,183,395

Shares of beneficial interest outstanding	96,534,201

Net asset value and offering price per share outstanding	$7.26

Class R3
Net assets applicable to outstanding shares	$138,882,906

Shares of beneficial interest outstanding	19,392,826

Net asset value and offering price per share outstanding	$7.16

The notes to the financial statements are an integral part of,

14 MainStay Large Cap Growth Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$62,398,469
Interest	26,882

Total income	62,425,351

Expenses
Manager (See Note 3)	55,624,998
Transfer agent (See Note 3)	13,278,351
Distribution/Service—Investor Class (See Note 3)	256,661
Distribution/Service—Class A (See Note 3)	3,687,325
Distribution/Service—Class B (See Note 3)	817,166
Distribution/Service—Class C (See Note 3)	3,297,437
Distribution/Service—Class R2 (See Note 3)	842,176
Distribution/Service—Class R3 (See Note 3)	414,350
Shareholder service (See Note 3)	1,093,635
Shareholder communication	888,753
Professional fees	676,271
Registration	495,518
Trustees	261,721
Custodian	114,559
Miscellaneous	216,438

Total expenses before waiver/reimbursement	81,965,359
Expense waiver/reimbursement from Manager (See Note 3)	(336,549)

Net expenses	81,628,810

Net investment income (loss)	(19,203,459)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments (b)	454,053,678
Net change in unrealized appreciation (depreciation) on investments	123,965,023

Net realized and unrealized gain (loss) on investments	578,018,701

Net increase (decrease) in net assets resulting from operations	$558,815,242

(a)	Dividends recorded net of foreign withholding taxes in the amount of $109,679.

(b)	Includes realized gain of $20,175,242 due to an in-kind redemption. (See Note 10)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(19,203,459)	$(20,377,017)
Net realized gain (loss) on investments and foreign currency transactions (a)	454,053,678	233,512,783
Net change in unrealized appreciation (depreciation) on investments	123,965,023	598,938,004

Net increase (decrease) in net assets resulting from operations	558,815,242	812,073,770

Capital share transactions:
Net proceeds from sale of shares	9,347,727,533	3,419,712,225
Net asset value of shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	—	159,791,755
Cost of shares redeemed (b)	(2,744,011,243)	(2,229,116,588)

Increase (decrease) in net assets derived from capital share transactions	6,603,716,290	1,350,387,392

Net increase (decrease) in net assets	7,162,531,532	2,162,461,162

Net Assets
Beginning of year	5,753,599,551	3,591,138,389

End of year	$12,916,131,083	$5,753,599,551

(a)	Includes realized gain of $20,175,242 due to an in-kind redemption during the year ended October 31, 2011. (See Note 10)

(b)	Includes an in-kind redemption in the amount of $90,171,285 during the year ended October 31, 2011. (See Note 10)

The notes to the financial statements are an integral part of,

16 MainStay Large Cap Growth Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$6.55	$5.53	$4.70	$6.63

Net investment income (loss) (a)	(0.03)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	0.69	1.06	0.86	(1.90)

Total from investment operations	0.66	1.02	0.83	(1.93)

Net asset value at end of period	$7.21	$6.55	$5.53	$4.70

Total investment return (b)	10.08%	18.44%	17.66%	(29.11	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.43%)	(0.64%)	(0.62%)	(0.73	%)††
Net expenses	1.15%	1.27%	1.45%	1.38	% ††
Expenses (before waiver/reimbursement)	1.15%	1.28%	1.45%	1.39	% ††
Portfolio turnover rate	52%	91%	62%	115%
Net assets at end of period (in 000’s)	$130,140	$93,733	$59,499	$46,762

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2011	2010	2009		2008	2007
Net asset value at beginning of year	$6.58	$5.54	$4.70		$7.37	$5.84

Net investment income (loss) (a)	(0.02)	(0.03)	(0.02)		(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.68	1.07	0.86		(2.64)	1.57

Total from investment operations	0.66	1.04	0.84		(2.67)	1.53

Net asset value at end of year	$7.24	$6.58	$5.54		$4.70	$7.37

Total investment return (b)	10.03%	18.77%	17.87	% (c)	(36.36%)	26.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.35%)	(0.52%)	(0.43%)		(0.52%)	(0.61%)
Net expenses	1.06%	1.17%	1.21%		1.23%	1.36%
Expenses (before waiver/reimbursement)	1.07%	1.18%	1.24%		1.26%	1.43%
Portfolio turnover rate	52%	91%	62%		115%	74%
Net assets at end of year (in 000’s)	$1,887,326	$1,131,968	$1,662,622		$495,184	$374,978

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011		2010		2009	2008	2007
Net asset value at beginning of year	$6.28		$5.34		$4.57	$7.24	$5.77

Net investment income (loss) (a)	(0.08)		(0.08)		(0.06)	(0.09)	(0.08)
Net realized and unrealized gain (loss) on investments	0.66		1.02		0.83	(2.58)	1.55

Total from investment operations	0.58		0.94		0.77	(2.67)	1.47

Net asset value at end of year	$6.86		$6.28		$5.34	$4.57	$7.24

Total investment return (b)	9.24	% (c)	17.60	% (c)	16.85%	(36.88%)	25.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.18%)		(1.38%)		(1.35%)	(1.34%)	(1.34%)
Net expenses	1.90%		2.02%		2.20%	2.10%	2.11%
Expenses (before waiver/reimbursement)	1.90%		2.03%		2.21%	2.12%	2.18%
Portfolio turnover rate	52%		91%		62%	115%	74%
Net assets at end of year (in 000’s)	$72,591		$82,590		$63,327	$65,996	$132,402

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

	Class C
	Year ended October 31,
	2011	2010		2009		2008	2007
Net asset value at beginning of year	$6.28	$5.33		$4.57		$7.23	$5.77

Net investment income (loss) (a)	(0.08)	(0.08)		(0.07)		(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	0.65	1.03		0.83		(2.57)	1.55

Total from investment operations	0.57	0.95		0.76		(2.66)	1.46

Net asset value at end of year	$6.85	$6.28		$5.33		$4.57	$7.23

Total investment return (b)	9.08%	17.82	% (c)	16.63	% (c)	(36.79%)	25.30%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.18%)	(1.39%)		(1.38%)		(1.41%)	(1.37%)
Net expenses	1.89%	2.02%		2.19%		2.11%	2.11%
Expenses (before waiver/reimbursement)	1.90%	2.03%		2.20%		2.12%	2.18%
Portfolio turnover rate	52%	91%		62%		115%	74%
Net assets at end of year (in 000’s)	$380,186	$262,799		$174,955		$93,249	$58,119

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.

The notes to the financial statements are an integral part of,

18 MainStay Large Cap Growth Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$6.75		$5.67		$4.79		$7.49	$5.89

Net investment income (loss) (a)	(0.01)		(0.01)		0.00	‡	(0.01)	(0.00)‡
Net realized and unrealized gain (loss) on investments	0.71		1.09		0.88		(2.69)	1.60

Total from investment operations	0.70		1.08		0.88		(2.70)	1.60

Net asset value at end of year	$7.45		$6.75		$5.67		$4.79	$7.49

Total investment return (b)	10.37	% (c)	19.05	% (c)	18.37%		(36.05%)	27.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.09%)		(0.23%)		0.00	% (d)	(0.08%)	(0.01%)
Net expenses	0.81%		0.85%		0.82%		0.79%	0.76%
Expenses (before reimbursement/waiver)	0.82%		0.94%		0.99%		0.94%	0.91%
Portfolio turnover rate	52%		91%		62%		115%	74%
Net assets at end of year (in 000’s)	$8,465,658		$3,497,859		$1,341,715		$761,458	$524,485

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment returns may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than one-hundredth of a percent.

	Class R1
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$6.70	$5.63	$4.76	$7.45	$5.87

Net investment income (loss) (a)	(0.02)	(0.02)	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.70	1.09	0.88	(2.68)	1.59

Total from investment operations	0.68	1.07	0.87	(2.69)	1.58

Net asset value at end of year	$7.38	$6.70	$5.63	$4.76	$7.45

Total investment return (b)	10.15%	19.01%	18.28%	(36.11%)	26.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.21%)	(0.35%)	(0.19%)	(0.16%)	(0.19%)
Net expenses	0.91%	0.97%	0.98%	0.88%	0.85%
Expenses (before waiver/reimbursement)	0.92%	1.04%	1.09%	1.03%	1.01%
Portfolio turnover rate	52%	91%	62%	115%	74%
Net assets at end of year (in 000’s)	$1,140,164	$418,253	$161,642	$62,344	$57,460

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$6.61	$5.57	$4.72	$7.40	$5.84

Net investment income (loss) (a)	(0.03)	(0.04)	(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.68	1.08	0.87	(2.65)	1.58

Total from investment operations	0.65	1.04	0.85	(2.68)	1.56

Net asset value at end of year	$7.26	$6.61	$5.57	$4.72	$7.40

Total investment return (b)	9.83%	18.67%	18.01%	(36.22%)	26.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.46%)	(0.66%)	(0.45%)	(0.46%)	(0.37%)
Net expenses	1.16%	1.28%	1.24%	1.14%	1.11%
Expenses (before waiver/reimbursement)	1.17%	1.29%	1.35%	1.29%	1.27%
Portfolio turnover rate	52%	91%	62%	115%	74%
Net assets at end of year (in 000’s)	$701,183	$217,002	$113,942	$35,410	$4,154

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Class R3
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$6.53	$5.52	$4.69	$7.37	$5.83

Net investment income (loss) (a)	(0.05)	(0.06)	(0.03)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	0.68	1.07	0.86	(2.63)	1.58

Total from investment operations	0.63	1.01	0.83	(2.68)	1.54

Net asset value at end of year	$7.16	$6.53	$5.52	$4.69	$7.37

Total investment return (b)	9.65%	18.30%	17.70%	(36.36%)	26.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.70%)	(0.92%)	(0.70%)	(0.77%)	(0.66%)
Net expenses	1.41%	1.53%	1.49%	1.40%	1.35%
Expenses (before waiver/reimbursement)	1.42%	1.54%	1.59%	1.56%	1.51%
Portfolio turnover rate	52%	91%	62%	115%	74%
Net assets at end of year (in 000’s)	$138,883	$49,395	$13,436	$4,689	$117

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

20 MainStay Large Cap Growth Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Large Cap Growth Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A shares commenced operations on July 1, 1995. Class B, Class C, Class I, Class R1 and Class R2 shares commenced operations on April 1, 2005. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation

mainstayinvestments.com    21

Notes to Financial Statements (continued)

date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor (as defined in Note 3(A)) reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. As of October 31, 2011, the Fund did not hold any foreign equity securities.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into

22    MainStay Large Cap Growth Fund

repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(I) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to a Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Winslow Capital Management, Inc. (“Winslow” or the “Subadvisor”), a registered investment adviser, is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.

The management fee is an annual percentage of the Fund’s average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The Manager has contractually agreed to waive a portion of its management fee based on the Fund’s average daily net assets, so that the management fee does not exceed 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.70% from $750 million to $2 billion; 0.65% from $2 billion to $3 billion; 0.60% from $3 billion to $7 billion; and 0.575% in excess of $7 billion. Without this fee waiver, the actual fee would be 0.80% up to $250 million; 0.75% from $250 million to $500 million; 0.725% from $500 million to $750 million; 0.70% from $750 million to $2 billion; 0.65% from $2 billion to $3 billion; 0.60% from $3 billion to $7 billion; and 0.575% in excess of $7 billion. This agreement may only be amended or terminated by action of the Board.

The Manager has contractually agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses do not exceed 0.88% of its average daily net assets. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board.

For the period February 26, 2010 through February 28, 2011, the Manager had agreed to waive fees and/or reimburse expenses of Class I shares so that Total Annual Fund Operating Expenses did not exceed 0.85% of its average daily net assets.

The Manager has voluntarily agreed to waive a portion of its management fee so that it does not exceed the following percentages of the Fund’s average daily net assets: 0.72% up to $500 million;

mainstayinvestments.com    23

Notes to Financial Statements (continued)

0.70% from $500 million to $2 billion; 0.65% from $2 billion to $3 billion; 0.60% from $3 billion to $7 billion; and 0.575% in excess of $7 billion. This voluntary waiver may be discontinued at any time.

Additionally, the Manager has agreed to further voluntarily waive fees and/or reimburse the expenses of Class R1 shares so that Total Annual Fund Operating Expenses do not exceed 0.95% of the Fund’s average daily net assets. This voluntary waiver may be discontinued at any time. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.64% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $55,624,998 and waived its fees and/or reimbursed expenses in the amount of $336,549.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2011, were as follows:

Class R1	$673,894

Class R2	336,871

Class R3	82,870

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $34,355 and $229,814, respectively, for the year ended October 31, 2011.

The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,526, $125,508 and $61,337, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$232,437

Class A	2,187,193

Class B	185,379

Class C	743,929

Class I	8,311,813

Class R1	996,498

Class R2	498,549

Class R3	122,553

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

24    MainStay Large Cap Growth Fund

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$533	0.0	%‡

Class B	2,842	0.0	‡

Class C	3,100	0.0	‡

Class I	5,650	0.0	‡

Class R1	3,057	0.0	‡

Class R2	26,408	0.0	‡

Class R3	22,220	0.0	‡

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $118,994. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$—	$282,773,413	$—	$1,097,996,845	$1,380,770,258

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss)	Additional
Income (Loss)	on Investments	Paid-In Capital

$19,203,459	$(19,945,051)	$741,592

The reclassifications for the Fund are primarily due to redemption in-kind, net operating loss and reversal of wash sale deferrals due to redemption in-kind.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, a capital loss carryforward of $16,533,093 was available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the year indicated. The Fund acquired $30,146,396 of capital losses in its reorganization with MainStay Mid Cap Growth Fund (see Note 9) of which $16,533,093 is remaining as shown below. Use of these losses may be limited due to the provisions of Internal Revenue Code section 382 and there is potential for the Fund to distribute capital gains while retaining a capital loss carryforward.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2016	$16,533

The Fund utilized $138,111,999 of capital loss carryforwards during the year ended October 31, 2011.

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $10,889,397 and $4,491,995, respectively.

mainstayinvestments.com    25

Notes to Financial Statements (continued)

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	5,702,548	$38,655,882
Shares redeemed	(2,740,989)	(19,713,173)

Net increase (decrease) in shares outstanding before conversion	2,961,559	18,942,709
Shares converted into Investor Class (See Note 1)	1,460,380	10,264,041
Shares converted from Investor Class (See Note 1)	(669,598)	(4,747,092)

Net increase (decrease)	3,752,341	$24,459,658

Year ended October 31, 2010:
Shares sold	1,932,367	$11,572,868
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	3,386,751	19,791,497
Shares redeemed	(2,483,675)	(14,964,700)

Net increase (decrease) in shares outstanding before conversion	2,835,443	16,399,665
Shares converted into Investor Class (See Note 1)	1,492,520	9,001,568
Shares converted from Investor Class (See Note 1)	(791,645)	(4,854,135)

Net increase (decrease)	3,536,318	$20,547,098

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	181,470,698	$1,311,688,729
Shares redeemed	(93,840,875)	(659,903,255)

Net increase (decrease) in shares outstanding before conversion	87,629,823	651,785,474
Shares converted into Class A (See Note 1)	1,256,201	8,956,912
Shares converted from Class A (See Note 1)	(304,197)	(2,072,144)

Net increase (decrease)	88,581,827	$658,670,242

Year ended October 31, 2010:
Shares sold	128,527,725	$779,814,687
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	8,038,446	47,121,371
Shares redeemed	(138,173,317)	(829,703,361)

Net increase (decrease) in shares outstanding before conversion	(1,607,146)	(2,767,303)
Shares converted into Class A (See Note 1)	1,496,793	9,168,843
Shares converted from Class A (See Note 1)	(135,024)	(858,202)
Shares converted from Class A (a)	(127,598,219)	(763,037,350)

Net increase (decrease)	(127,843,596)	$(757,494,012)

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,359,085	$9,347,566
Shares redeemed	(2,095,004)	(14,349,392)

Net increase (decrease) in shares outstanding before conversion	(735,919)	(5,001,826)
Shares converted from Class B (See Note 1)	(1,827,164)	(12,401,717)

Net increase (decrease)	(2,563,083)	$(17,403,543)

Year ended October 31, 2010:
Shares sold	1,444,554	$8,380,865
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	4,574,534	25,819,585
Shares redeemed	(2,589,950)	(14,962,818)

Net increase (decrease) in shares outstanding before conversion	3,429,138	19,237,632
Shares converted from Class B (See Note 1)	(2,148,217)	(12,458,074)

Net increase (decrease)	1,280,921	$6,779,558

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	22,562,736	$155,503,002
Shares redeemed	(8,952,657)	(60,971,444)

Net increase (decrease)	13,610,079	$94,531,558

Year ended October 31, 2010:
Shares sold	13,481,864	$78,628,907
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	3,234,360	18,242,438
Shares redeemed	(7,658,734)	(44,126,088)

Net increase (decrease)	9,057,490	$52,745,257

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	861,822,014	$6,398,461,657
Shares redeemed (b)	(243,882,757)	(1,761,683,149)

Net increase (decrease)	617,939,257	$4,636,778,508

Year ended October 31, 2010:
Shares sold	337,077,971	$2,090,206,271
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	7,929,625	47,583,301
Shares redeemed	(188,366,547)	(1,191,234,384)

Net increase (decrease) in shares outstanding before conversion	156,641,049	946,555,188
Shares converted into Class I (a)	124,679,262	763,037,350

Net increase (decrease)	281,320,311	$1,709,592,538

26    MainStay Large Cap Growth Fund

Class R1	Shares	Amount

Year ended October 31, 2011:
Shares sold	108,232,421	$792,700,960
Shares redeemed	(16,214,633)	(118,246,931)

Net increase (decrease)	92,017,788	$674,454,029

Year ended October 31, 2010:
Shares sold	42,545,314	$266,876,856
Shares redeemed	(8,788,622)	(54,406,256)

Net increase (decrease)	33,756,692	$212,470,600

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	75,569,737	$533,861,744
Shares redeemed	(11,888,901)	(85,483,044)

Net increase (decrease)	63,680,836	$448,378,700

Year ended October 31, 2010:
Shares sold	23,530,284	$142,391,393
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (Note 9)	16,271	95,806
Shares redeemed	(11,158,233)	(67,466,373)

Net increase (decrease)	12,388,322	$75,020,826

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	15,129,955	$107,507,993
Shares redeemed	(3,303,505)	(23,660,855)

Net increase (decrease)	11,826,450	$83,847,138

Year ended October 31, 2010:
Shares sold	6,977,919	$41,840,378
Shares issued in connection with the acquisition of MainStay Mid Cap Growth Fund (See Note 9)	194,952	1,137,757
Shares redeemed	(2,041,081)	(12,252,608)

Net increase (decrease)	5,131,790	$30,725,527

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

(b)	Includes the redemption of 13,112,802 shares through an in-kind transfer of securities in the amount of $90,171,285. (See Note 10)

Note 9–Fund Acquisition

At a meeting held on June 23, 2009, the Board approved a plan of reorganization whereby the Fund would acquire the assets, including the investments, and assume the liabilities of MainStay Mid Cap Growth Fund, a series of The MainStay Funds. Shareholders of the MainStay Mid Cap Growth Fund approved this reorganization on November 5, 2009, which was then completed on November 12, 2009. The aggregate net assets of the Fund immediately before the acquisition were $3,824,302,830 and the combined net assets after the acquisition were $3,984,094,585.

The acquisition was accomplished by a tax-free exchange of the following:

MainStay Mid Cap Growth Fund	Shares	Value

Investor Class	2,057,499	$19,791,497

Class A	4,876,777	47,121,371

Class B	2,883,066	25,819,585

Class C	2,037,533	18,242,438

Class I	4,841,458	47,583,301

Class R2	9,945	95,806

Class R3	118,906	1,137,757

In exchange for the MainStay Mid Cap Growth Fund shares and net assets, the Fund issued 3,386,751 Investor Class Shares; 8,038,446 Class A shares; 4,574,534 Class B shares; 3,234,360 Class C shares; 7,929,625 Class I shares; 16,271 Class R2 shares; and 194,952 Class R3 shares.

MainStay Mid Cap Growth Fund’s net assets at the acquisition date were as follows, which include the following amounts of capital stock, unrealized appreciation, and accumulated net realized loss and undistributed net investment loss:

				Accumulated	Undistributed
	Total Net		Unrealized	Net Realized	Net Investment
	Assets	Capital Stock	Appreciation	Loss	Loss

MainStay Mid Cap Growth Fund	$159,791,755	$184,410,583	$5,535,410	$(30,146,396)	$(7,842)

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from MainStay Mid Cap Growth Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

mainstayinvestments.com    27

Notes to Financial Statements (continued)

Note 10–In-Kind Transfer of Securities

During the year ended October 31, 2011, the Fund redeemed shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of the transaction.

Transaction Date	Shares	Redeemed Value	Gain (Loss)

9/14/11	13,112,802	$90,171,285	$20,175,242

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified, other than the following:

At a meeting held on December 14, 2011, the Board of Trustees approved a proposal to close the Fund to new investors effective as of the close of business on January 13, 2012. Existing shareholders as of that date may continue to purchase shares, including through dividend reinvestments. For more information, please see the Prospectus supplement filed with the SEC on December 16, 2011.

28    MainStay Large Cap Growth Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Large Cap Growth Fund (the “Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Large Cap Growth Fund of The MainStay Funds as of October 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    29

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30    MainStay Large Cap Growth Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    31

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

32    MainStay Large Cap Growth Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    33

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

34    MainStay Large Cap Growth Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    35

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors
LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24863 MS284-11	MSLG11-12/11
N31

MainStay MAP Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recov-
ered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	12

Financial Statements	17

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	33

Board Consideration and Approval of New Subadvisory Agreement	34

Federal Income Tax Information	36

Proxy Voting Policies and Procedures and Proxy Voting Record	36

Shareholder Reports and Quarterly Portfolio Disclosure	36

Board Members and Officers	37

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charges	–2.71%	–1.13%	4.92%	1.41%
		Excluding sales charges	2.96	–0.01	5.52	1.41

Class A Shares	Maximum 5.5% Initial Sales Charge	With sales charges	–2.52	–1.00	4.99	1.21
		Excluding sales charges	3.16	0.13	5.59	1.21

Class B Shares	Maximum 5% CDSC	With sales charges	–2.82	–1.09	4.72	2.16
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	2.18	–0.77	4.72	2.16

Class C Shares	Maximum 1% CDSC	With sales charges	1.18	–0.77	4.72	2.16
	if Redeemed Within One Year of Purchase	Excluding sales charges	2.18	–0.77	4.72	2.16

Class I Shares	No Sales Charge		3.43	0.40	5.90	0.95

Class R1 Shares[4]	No Sales Charge		3.35	0.29	5.78	1.06

Class R2 Shares[4]	No Sales Charge		3.05	0.06	5.53	1.31

Class R3 Shares[5]	No Sales Charge		2.79	–0.19	5.23	1.56

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class R1 and R2 shares, each of which was first offered on January 2, 2004, include the historical performance of Class A shares through January 1, 2004, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R1 and R2 shares might have been lower.
5.	Performance figures for Class R3 shares, which were first offered on April 28, 2006, include the historical performance of Class A shares through April 27, 2006, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Class R3 shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Russell 3000® Index[6]	7.90%	0.55%	4.37%

S&P 500® Index[7]	8.09	0.25	3.69

Average Lipper Large-Cap Core Fund[8]	5.37	–0.28	3.26

6.	The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
7.	“S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. The S&P 500® Index is the Fund’s secondary benchmark. Results assume reinvestment of all income and capital gains. An investment cannot be made directly in an index.
8.	The average Lipper large-cap core fund is representative of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. Diversified Equity large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay MAP Fund

Cost in Dollars of a $1,000 Investment in MainStay MAP Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$890.30	$6.34	$1,018.50	$6.77

Class A Shares	$1,000.00	$890.90	$5.43	$1,019.50	$5.80

Class B Shares	$1,000.00	$887.10	$9.89	$1,014.70	$10.56

Class C Shares	$1,000.00	$886.80	$9.89	$1,014.70	$10.56

Class I Shares	$1,000.00	$892.40	$4.20	$1,020.80	$4.48

Class R1 Shares	$1,000.00	$892.00	$4.67	$1,020.30	$4.99

Class R2 Shares	$1,000.00	$890.90	$5.91	$1,019.00	$6.31

Class R3 Shares	$1,000.00	$889.60	$7.10	$1,017.70	$7.58

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (1.33% for Investor Class, 1.14% for Class A, 2.08% for Class B and Class C, 0.88% for Class I, 0.98% for Class R1, 1.24% for Class R2 and 1.49% for Class R3) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Industry Composition as of October 31, 2011 (Unaudited)

Oil, Gas & Consumable Fuels	11.6%
Pharmaceuticals	8.9
Media	6.2
Insurance	4.6
Commercial Banks	4.5
Software	3.9
Beverages	3.5
Diversified Financial Services	3.4
Chemicals	3.2
Semiconductors & Semiconductor Equipment	3.1
Aerospace & Defense	3.0
Capital Markets	2.6
Household Products	2.4
Internet Software & Services	2.3
Diversified Telecommunication Services	2.1
Health Care Equipment & Supplies	2.1
Auto Components	2.0

Wireless Telecommunication Services	2.0
Computers & Peripherals	1.9
Food Products	1.8
Hotels, Restaurants & Leisure	1.7
Industrial Conglomerates	1.7
Specialty Retail	1.6
Communications Equipment	1.5
Consumer Finance	1.5
Food & Staples Retailing	1.5
Electric Utilities	1.2
Health Care Providers & Services	1.0
Real Estate Investment Trusts	1.0
Electrical Equipment	0.8
Energy Equipment & Services	0.7
Machinery	0.7
Electronic Equipment & Instruments	0.6
IT Services	0.6
Automobiles	0.5
Construction & Engineering	0.5
Diversified Consumer Services	0.5
Internet & Catalog Retail	0.5
Metals & Mining	0.5
Road & Rail	0.5
Biotechnology	0.4
Construction Materials	0.4
Gas Utilities	0.4
Multiline Retail	0.4
Trading Companies & Distributors	0.4
Commercial Services & Supplies	0.3
Independent Power Producers & Energy Traders	0.3
Air Freight & Logistics	0.2
Airlines	0.2
Multi-Utilities	0.2
Paper & Forest Products	0.1
Real Estate Management & Development	0.1
Office Electronics	0.0	‡
Thrifts & Mortgage Finance	0.0	‡
Short-Term Investment	2.1
Other Assets, Less Liabilities	0.3

	100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of October 31, 2011 (excluding short-term investment)

1.	Microsoft Corp.
2.	Pfizer, Inc.
3.	JPMorgan Chase & Co.
4.	Procter & Gamble Co. (The)
5.	Time Warner, Inc.

6.	ExxonMobil Corp.
7.	Vodafone Group PLC, Sponsored ADR
8.	Wells Fargo & Co.
9.	Coca-Cola Co. (The)
10.	Honeywell International, Inc.

8    MainStay MAP Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Roger Lob and Christopher Mullarkey of the Fund’s Subadvisor Markston International LLC and by portfolio managers Thomas R. Wenzel, CFA, and Jerrold K. Senser, CFA, of the Fund’s Subadvisor Institutional Capital LLC (ICAP).

How did MainStay MAP Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay MAP Fund returned 2.96% for Investor Class shares, 3.16% for Class A shares and 2.18% for both Class B and Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 3.43%, Class R1 shares returned 3.35%, Class R2 shares re-turned 3.05% and Class R3 shares returned 2.79%. All share classes underperformed the 5.37% return of the average Lipper1 large-cap core fund during the reporting period. All share classes also underperformed the 7.90% return of the Russell 3000® Index2 and the 8.09% return of the S&P 500® Index3 for the 12 months ended October 31, 2011. The Russell 3000® Index is the Fund’s broad-based securities-market index. The S&P 500® Index is the Fund’s secondary benchmark. See page 5 for Fund returns with sales charges.

Were there any changes in the Fund’s day-to-day management during the reporting period?

Effective September 30, 2011, Michael Mullarkey of Markston International was no longer involved in the day-to-day management of the Fund as a portfolio manager. For more information on this adjustment, please refer to the Prospectus Supplement dated September 15, 2011.

What factors affected the Fund’s performance during the reporting period?

Markston International
During the reporting period, the performance of our portion of the Fund relative to the Russell 3000® Index resulted primarily from stock selection. Favorable stock selection in the financials, information technology and materials sectors added to relative performance. Unfavorable stock selection in the consumer discretionary, health care and energy sectors detracted from relative performance.

ICAP
In the portion of the Fund that invests in domestic equities, a number of key drivers affected performance relative to the S&P 500® Index. Favorable stock selection in the energy and industrials sectors added to relative performance. Unfavorable stock selection in the financials and consumer staples sectors detracted from relative performance. The Fund benefited from an overweight position in the consumer discretionary sector, but an overweight position in financials detracted from relative performance.

In the portion of the Fund that invests in global equities, energy, consumer discretionary and information technology were the best-performing sectors on an absolute basis. The weakest-performing sectors on an absolute basis were utilities, financials and industrials.

Which sectors made the strongest contributions to the Fund’s performance and which sectors were particularly weak?

Markston International
In our portion of the Fund, the strongest sector contributions to performance relative to the Russell 3000® Index came from the financials, information technology and materials sectors. (Contributions take weightings and total returns into account.) We attribute this performance to favorable stock selection and overweight positions in the financials and materials sectors. Despite being underweight in the information technology sector, favorable stock selection contributed positively to the Fund’s performance relative to the benchmark. The weakest sector contributions to the Fund’s relative performance came from the health care, energy and consumer discretionary sectors. In each case, our stock selection contributed to the underperformance.

ICAP
In the portion of the Fund that invests in domestic equities, the sectors that contributed most positively to performance relative to the S&P 500® Index were energy and industrials. Favorable stock selection was the primary driver in both cases. The sectors that detracted the most from performance relative to the S&P 500® Index were financials, consumer staples and consumer discretionary. Stock selection was the primary driver in each case. While each of these sectors detracted from relative performance, only the financials sector had a negative absolute return during the reporting period.

In the portion of the Fund that invests in global equities, energy, consumer discretionary and information technology made the strongest sector contributions on an absolute basis. The weakest sector contributions on an absolute basis came from financials, utilities and industrials.

During the reporting period, which individual stocks made the strongest contributions to the Fund’s absolute performance and which stocks detracted the most?

Markston International
Strong contributions to absolute performance in our portion of the Fund came from computers & peripherals company Apple, diversified media company Liberty Media, and health care providers & services company Aetna. Apple was a strong performer as its two latest innovative products, the iPhone and the iPad, continued to show robust growth and take market share from existing cell phone and personal computer manu-facturers. Liberty Media performed well as its 40% ownership stake in Sirius XM Radio appreciated. The company also

1.	See footnote on page 6 for more information on Lipper Inc.
2.	See footnote on page 6 for more information on the Russell 3000® Index.
3.	See footnote on page 6 for more information on the S&P 500® Index.

mainstayinvestments.com    9

announced an opportunistic investment in Barnes & Noble. Aetna advanced as it continued to grow through strategic acquisitions. Late in the reporting period, Aetna raised its earnings-per-share guidance for fiscal year 2011.

Stocks that detracted from absolute performance included specialty pharmaceutical and drug delivery company Hospira, cable company Cablevision Systems and capital markets company Jefferies Group. Hospira exhibited weak performance because of quality-control issues and, as a result, lower sales expectations. Cablevision Systems declined amid stiffer competition for customers. Jefferies Group suffered as the firm had yet to show operating leverage after significantly adding to its staff during the 2009 economic downturn.

ICAP
During the reporting period, the strongest contributions to absolute performance in the domestic equity portion of the Fund came from integrated oil companies Occidental Petroleum, ConocoPhillips and Marathon Oil. Each of these companies benefited from the rise in oil prices during the reporting period. Marathon Oil also benefited when plans to spin off its refining business met with investor approval. ConocoPhillips benefited as the company made substantial progress in its ongoing efforts to restructure and refocus its business to generate higher re-turns. Occidental Petroleum remained in the Fund at the end of the reporting period, but we sold the other two positions in favor of stocks that in our opinion offered more attractive upside potential.

In the domestic equity portion of the Fund, stocks that detracted from absolute performance included global investment bank Goldman Sachs Group, diversified financial services firm JPMorgan Chase and insurance company MetLife. Goldman Sachs lagged as a difficult trading and investment banking environment—along with ongoing regulatory challenges—cut into the firm’s results and outlook. We sold the Fund’s position in Goldman Sachs during the reporting period because the firm faced the potential risk of financial distress. JPMorgan Chase and MetLife underperformed because of the increased prospect of an extended, low-interest-rate environment. The stocks of JPMorgan Chase and MetLife remained in the Fund at the end of the reporting period, as we believed that the companies were well positioned in their respective industries, were attractively valued and had catalysts for potential price appreciation.

In the portion of the Fund that invests in global equities, the stocks that made the greatest contributions to absolute performance were integrated oil companies Occidental Petroleum, ConocoPhillips and Marathon Oil.

In the portion of the Fund that invests in global equities, the largest individual detractors from absolute performance were Italian bank Intesa Sanpaolo, Swiss bank UBS and global investment bank Goldman Sachs Group. Intesa Sanpaolo lagged on continuing concerns about the European sovereign debt crisis. UBS underperformed when a loss from unauthorized trading undermined confidence in the company’s risk controls. Goldman Sachs lagged because the firm faced the potential risk of financial distress. Each of these stocks generated negative returns during the reporting period, and the Fund sold all three positions.

Did the Fund make any significant purchases or sales during the reporting period?

Markston International
During the reporting period, we added to our position in insurance company The Travelers because the stock was trading below book value, there was a large share buyback, and we felt that pricing was about to harden in the insurance industry. We added to our position in agricultural products com-pany Monsanto because we felt that high corn prices would help the firm’s profitability. We also felt that new products would help Monsanto regain lost market share.

During the 12-month period, our largest individual stock sales were in biotechnology company Genzyme, Apple and Monsanto. We sold Genzyme when French pharmaceutical group Sanofi-Aventis offered cash to shareholders as part of the acquisition of Genzyme. We slightly lightened up on Apple on health concerns about the com pany’s CEO. We also locked in some profits on our Monsanto posi tion when corn prices started to fall from their elevated levels.

ICAP
During a reporting period characterized by ongoing volatility and an uncertain economic environment, we continued to look for stocks with attractive valuations and specific catalysts that could trigger appreciation over a 12- to 18-month time frame.

In both the domestic and global equity portions of the Fund, we added media company Time Warner. The investment reflected our belief that the company’s advertising growth and ability to increase cable network affiliate fees could provide consistent revenue and earnings upside. In our view, increasing market penetration—along with strong programming and ratings—should give Time Warner leverage on affiliate fees. We also added diversified health care company Johnson & Johnson. We believed that the company could boost sales with a strong drug pipeline and a recovery in its consumer business (which appeared to be improving, after a challenging span of product recalls). In the global equity portion of the Fund, we added Dutch paint and coatings manufacturer AkzoNobel. We believed that the company could improve its margins through price increases that would offset the rise in raw material costs.

In addition to the sales already mentioned in both our domestic and global equity portions of the Fund, we sold insurance broker Aon and wireless communications technology company Qualcomm. Both positions were sold because we believed that other stocks had greater upside potential and were more attractive on a relative-valuation basis. In the global equity portion of the Fund, we sold Hong Kong conglomerate Hutchison Whampoa when the stock neared our target price.

10    MainStay MAP Fund

How did the Fund’s sector weightings change during the reporting period?

Markston International
In our portion of the Fund, we slightly increased our overweight position in the energy sector and moved from an underweight to a slightly overweight position relative to the Russell 3000® Index in the consumer discretionary sector. During the reporting period, we trimmed our exposure to information technology and health care, becoming more underweight in these sectors.

ICAP
In the portion of the Fund that invests in domestic equities, we increased sector weightings relative to the S&P 500® Index in the consumer discretionary and consumer staples sectors during the reporting period. In both cases, the domestic equity portion of the Fund moved from a modestly underweight posi-tion relative to the S&P 500® Index to an overweight position.

Over the same period, the domestic equity portion of the Fund decreased its exposure to the energy sector, moving from an overweight to an underweight position relative to the S&P 500® Index, as we trimmed several energy positions. The domestic equity portion of the Fund also decreased the size of its position in the materials sector, shifting from a neutral position relative to the S&P 500® Index to an underweight position.

In the portion of the Fund that invests in global equities, we increased sector weightings in telecommunication services and consumer staples during the reporting period. Over the same period, we decreased the Fund’s global equity exposure to financials and industrials.

How was the Fund positioned at the end of October 2011?

Markston International
As of October 31, 2011, our portion of the Fund maintained overweight positions relative to the Russell 3000® Index in the energy and financials sectors. As of the same date, our portion of the Fund held underweight positions relative to the Russell 3000® Index in health care and information technology.

ICAP
As of October 31, 2011, the most significantly overweight sectors relative to the S&P 500® Index in our domestic equity portion of the Fund were health care and consumer discretionary. The most significantly underweight sectors were industrials and utilities.

As of the same date, the largest sector weightings in the global equity portion of the Fund were in financials and consumer discretionary. The smallest sector weightings were in utilities and materials.

This positioning in our domestic and global equity portions of the Fund reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

mainstayinvestments.com    11

Portfolio of Investments October 31, 2011

	Shares	Value
Common Stocks 97.4%†

Aerospace & Defense 3.0%
Boeing Co. (The)	196,438	$12,923,656
GenCorp, Inc. (a)	153,300	745,038
X Honeywell International, Inc.	641,102	33,593,745
Huntington Ingalls Industries, Inc. (a)	6,554	193,343
Northrop Grumman Corp.	58,528	3,379,992
Orbital Sciences Corp. (a)	156,800	2,424,128
Raytheon Co.	64,000	2,828,160

		56,088,062

Air Freight & Logistics 0.2%
TNT Express N.V.	383,949	3,243,151

Airlines 0.2%
Southwest Airlines Co.	372,800	3,187,440

Auto Components 2.0%
Bridgestone Corp.	533,200	12,473,677
Goodyear Tire & Rubber Co. (The) (a)	103,250	1,482,670
Johnson Controls, Inc.	752,050	24,765,007

		38,721,354

Automobiles 0.5%
Nissan Motor Co., Ltd.	1,041,800	9,597,963

Beverages 3.5%
X Coca-Cola Co. (The)	491,895	33,606,267
PepsiCo., Inc.	412,497	25,966,686
Pernod Ricard S.A.	75,700	7,054,177

		66,627,130

Biotechnology 0.4%
Alkermes PLC (a)	79,580	1,391,854
Celgene Corp. (a)	90,900	5,893,047
Gilead Sciences, Inc. (a)	21,000	874,860

		8,159,761

Capital Markets 2.6%
Ameriprise Financial, Inc.	96,850	4,520,958
Bank of New York Mellon Corp. (The)	110,125	2,343,460
BlackRock, Inc.	101,200	15,968,348
Goldman Sachs Group, Inc. (The)	49,969	5,474,104
ICG Group, Inc. (a)	44,344	478,472
Jefferies Group, Inc.	316,451	4,196,140
Knight Capital Group, Inc. Class A (a)	46,864	585,331
Legg Mason, Inc.	28,210	775,775
State Street Corp.	333,484	13,469,419
Virtus Investment Partners, Inc. (a)	7,726	482,102

		48,294,109

Chemicals 3.2%
Akzo Nobel N.V.	233,100	12,257,561
E.I. du Pont de Nemours & Co.	367,000	17,641,690
Monsanto Co.	393,309	28,613,230
Mosaic Co. (The)	36,430	2,133,341

		60,645,822

Commercial Banks 4.5%
Banco Bilbao Vizcaya Argentaria S.A.	611,200	5,498,447
BB&T Corp.	696,350	16,252,809
DnB NOR ASA	755,100	8,732,404
Popular, Inc. (a)	467,671	869,868
Standard Chartered PLC	474,906	11,063,518
U.S. Bancorp	349,550	8,944,984
X Wells Fargo & Co.	1,303,424	33,771,716

		85,133,746

Commercial Services & Supplies 0.3%
Covanta Holding Corp.	257,153	3,769,863
Waste Management, Inc.	58,400	1,923,112

		5,692,975

Communications Equipment 1.5%
Cisco Systems, Inc.	1,470,750	27,252,997
Infinera Corp. (a)	129,251	944,825
Motorola Mobility Holdings, Inc. (a)	1,262	49,067
Motorola Solutions, Inc.	1,442	67,644

		28,314,533

Computers & Peripherals 1.9%
Apple, Inc. (a)	55,285	22,378,262
Dell, Inc. (a)	332,620	5,258,722
SanDisk Corp. (a)	99,591	5,046,276
STEC, Inc. (a)	224,200	2,537,944

		35,221,204

Construction & Engineering 0.5%
China Communications Construction Co., Ltd. Class H	3,672,750	2,736,051
Jacobs Engineering Group, Inc. (a)	149,786	5,811,697

		8,547,748

Construction Materials 0.4%
Holcim, Ltd. (a)	106,100	6,723,755

Consumer Finance 1.5%
American Express Co.	397,550	20,123,981
Discover Financial Services	323,530	7,622,367

		27,746,348

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest holdings, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

12 MainStay MAP Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Diversified Consumer Services 0.4%
Ascent Media Corp. Class A (a)	1,362	$61,957
Coinstar, Inc. (a)	157,770	7,531,940

		7,593,897

Diversified Financial Services 3.4%
Bank of America Corp.	384,054	2,623,089
Citigroup, Inc.	38,080	1,202,947
CME Group, Inc.	46,285	12,754,295
Deutsche Boerse A.G. (a)	45,650	2,518,741
X JPMorgan Chase & Co.	1,254,082	43,591,890
Leucadia National Corp.	74,446	1,997,386

		64,688,348

Diversified Telecommunication Services 2.1%
AT&T, Inc.	333,600	9,777,816
BCE, Inc.	200,800	7,953,688
Koninklijke KPN N.V.	691,550	9,035,761
Nippon Telegraph & Telephone Corp.	228,600	11,686,696
Verizon Communications, Inc.	49,100	1,815,718

		40,269,679

Electric Utilities 1.2%
American Electric Power Co., Inc.	52,765	2,072,609
Duke Energy Corp.	1,041,400	21,265,388

		23,337,997

Electrical Equipment 0.8%
ABB, Ltd. (a)	387,650	7,308,273
Rockwell Automation, Inc.	111,728	7,558,399

		14,866,672

Electronic Equipment & Instruments 0.6%
Corning, Inc.	186,250	2,661,512
TE Connectivity, Ltd.	256,541	9,120,033

		11,781,545

Energy Equipment & Services 0.7%
Baker Hughes, Inc.	47,122	2,732,605
Exterran Holdings, Inc. (a)	71,643	680,609
Key Energy Services, Inc. (a)	197,005	2,547,275
Parker Drilling Co. (a)	63,000	348,390
Schlumberger, Ltd.	86,794	6,376,755
Weatherford International, Ltd. (a)	93,451	1,448,490

		14,134,124

Food & Staples Retailing 1.5%
CVS Caremark Corp.	238,126	8,643,974
Wal-Mart Stores, Inc.	180,620	10,244,766
Walgreen Co.	260,011	8,632,365

		27,521,105

Food Products 1.8%
Archer-Daniels-Midland Co.	629,513	18,218,106
Bunge, Ltd.	57,690	3,563,511
Danone S.A.	144,150	9,964,452
Kraft Foods, Inc. Class A	62,200	2,188,196

		33,934,265

Gas Utilities 0.4%
National Fuel Gas Co.	76,906	4,713,569
Nicor, Inc.	34,250	1,926,562

		6,640,131

Health Care Equipment & Supplies 2.1%
Baxter International, Inc.	86,368	4,748,513
Boston Scientific Corp. (a)	30,200	177,878
CareFusion Corp. (a)	44,612	1,142,067
Covidien PLC	496,019	23,332,734
Gen-Probe, Inc. (a)	10,500	631,050
Medtronic, Inc.	286,768	9,962,320

		39,994,562

Health Care Providers & Services 1.0%
Aetna, Inc.	372,220	14,799,467
Cardinal Health, Inc.	61,370	2,716,850
Express Scripts, Inc. (a)	38,400	1,756,032
SunLink Health Systems, Inc. (a)	51,368	94,774
Universal Health Services, Inc. Class B	5,800	231,826

		19,598,949

Hotels, Restaurants & Leisure 1.7%
Genting Berhad	1,416,150	4,935,245
Genting Singapore PLC (a)	3,353,250	4,578,851
Marriott International, Inc. Class A	28,660	902,790
McDonald’s Corp.	120,430	11,181,925
Sands China, Ltd. (a)	1,004,400	2,955,220
Starwood Hotels & Resorts Worldwide, Inc.	163,716	8,203,809

		32,757,840

Household Products 2.4%
Colgate-Palmolive Co.	28,612	2,585,666
X Procter & Gamble Co. (The)	656,950	42,038,231

		44,623,897

Independent Power Producers & Energy Traders 0.3%
AES Corp. (The) (a)	429,000	4,813,380

Industrial Conglomerates 1.7%
3M Co.	69,650	5,503,743
General Electric Co.	776,533	12,975,866
Siemens A.G.	59,850	6,272,837
Tyco International, Ltd.	174,189	7,934,309

		32,686,755

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

	Shares	Value
Common Stocks (continued)

Insurance 4.6%
Aflac, Inc.	28,448	$1,282,720
Allstate Corp. (The)	198,909	5,239,263
AON Corp.	99,640	4,645,217
Chubb Corp. (The)	33,950	2,276,347
HCC Insurance Holdings, Inc.	65,800	1,750,938
Marsh & McLennan Cos., Inc.	118,596	3,631,410
MetLife, Inc.	855,461	30,078,009
Phoenix Cos., Inc. (The) (a)	123,850	184,536
Reinsurance Group of America, Inc.	32,292	1,686,611
Tokio Marine Holdings, Inc.	301,000	7,164,112
Travelers Cos., Inc. (The)	345,280	20,147,088
W.R. Berkley Corp.	278,116	9,681,218

		87,767,469

Internet & Catalog Retail 0.5%
Liberty Interactive Corp. (a)	550,690	9,047,837

Internet Software & Services 2.3%
AOL, Inc. (a)	6,651	93,912
eBay, Inc. (a)	465,075	14,803,337
Google, Inc. Class A (a)	22,416	13,284,618
Valueclick, Inc. (a)	137,658	2,422,781
VeriSign, Inc.	411,948	13,219,412

		43,824,060

IT Services 0.6%
Computer Sciences Corp.	86,500	2,721,290
International Business Machines Corp.	51,799	9,563,649

		12,284,939

Machinery 0.7%
Accuride Corp. (a)	45,899	290,082
Caterpillar, Inc.	101,900	9,625,474
KOMATSU, Ltd.	156,600	3,855,793

		13,771,349

Media 6.2%
AMC Networks, Inc. Class A (a)	108,831	3,550,067
Cablevision Systems Corp. Class A	386,553	5,593,422
Comcast Corp. Class A	190,960	4,478,012
DIRECTV Class A (a)	20,700	941,022
Liberty Media Corp.—Liberty Capital Class A (a)	276,814	21,264,852
Liberty Media Corp.—Liberty Starz Class A (a)	56,787	3,878,552
Madison Square Garden, Inc. Class A (a)	224,662	5,937,817
Sirius XM Radio, Inc. (a)	556,700	996,493
Time Warner Cable, Inc.	15,445	983,692
X Time Warner, Inc.	1,186,566	41,517,944
Viacom, Inc. Class B	596,100	26,138,985
Walt Disney Co. (The)	35,843	1,250,204

		116,531,062

Metals & Mining 0.5%
JFE Holdings, Inc.	257,400	4,850,274
Rio Tinto PLC	25,850	1,397,799
United States Steel Corp.	109,350	2,773,116

		9,021,189

Multi-Utilities 0.2%
Dominion Resources, Inc.	38,600	1,991,374
GDF Suez S.A.	57,396	1,616,240

		3,607,614

Multiline Retail 0.4%
Kohl’s Corp.	67,700	3,588,777
Target Corp.	58,590	3,207,803

		6,796,580

Office Electronics 0.0%‡
Xerox Corp.	65,600	536,608

Oil, Gas & Consumable Fuels 11.6%
Anadarko Petroleum Corp.	139,714	10,967,549
Apache Corp.	112,249	11,183,368
Chesapeake Energy Corp.	193,674	5,446,113
Chevron Corp.	76,429	8,028,866
ConocoPhillips	153,876	10,717,463
Devon Energy Corp.	205,221	13,329,104
ENI S.p.A.	402,450	8,862,199
EOG Resources, Inc.	95,400	8,531,622
X ExxonMobil Corp.	512,900	40,052,361
Hess Corp.	117,761	7,367,128
InterOil Corp. (a)	2,500	118,775
Marathon Oil Corp.	186,349	4,850,664
Marathon Petroleum Corp.	334,625	12,013,038
Occidental Petroleum Corp.	350,370	32,563,388
Petroleo Brasileiro S.A., ADR (b)	429,650	11,604,847
Southwestern Energy Co. (a)	191,200	8,038,048
Spectra Energy Corp.	530,400	15,185,352
Sunoco, Inc.	25,000	930,750
Total S.A.	93,850	4,907,743
Williams Cos., Inc.	127,681	3,844,475

		218,542,853

Paper & Forest Products 0.1%
MeadWestvaco Corp.	80,405	2,244,104

Pharmaceuticals 8.9%
Abbott Laboratories	136,477	7,352,016
Hospira, Inc. (a)	160,273	5,040,586

The notes to the financial statements are an integral part of,

14 MainStay MAP Fund	and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)

Pharmaceuticals (continued)

Johnson & Johnson	484,400	$31,190,516
Merck & Co., Inc.	809,405	27,924,472
Mylan, Inc. (a)	29,000	567,530
Novartis A.G.	270,550	15,284,076
X Pfizer, Inc.	2,660,150	51,234,489
Sanofi S.A.	193,000	13,815,576
Sanofi, Sponsored ADR (b)	281,300	10,056,475
Teva Pharmaceutical Industries, Ltd., Sponsored ADR (b)	117,898	4,816,133

		167,281,869

Real Estate Investment Trusts 1.0%
HCP, Inc.	224,010	8,926,799
UDR, Inc.	353,340	8,808,766
Weyerhaeuser Co.	61,705	1,109,456

		18,845,021

Real Estate Management & Development 0.1%
St. Joe Co. (The) (a)	132,500	1,901,375

Road & Rail 0.5%
Celadon Group, Inc.	119,674	1,317,611
CSX Corp.	159,226	3,536,409
Union Pacific Corp.	41,900	4,171,983

		9,026,003

Semiconductors & Semiconductor Equipment 3.1%
Applied Materials, Inc.	1,405,619	17,317,226
Intel Corp.	283,195	6,949,605
Samsung Electronics Co., Ltd., GDR (c)	19,150	8,206,987
Texas Instruments, Inc.	830,750	25,528,948

		58,002,766

Software 3.9%
Adobe Systems, Inc. (a)	34,950	1,027,880
Electronic Arts, Inc. (a)	31,733	740,966
JDA Software Group, Inc. (a)	35,379	1,127,529
X Microsoft Corp.	2,335,483	62,193,912
Oracle Corp.	105,568	3,459,463
S1 Corp. (a)	53,270	518,317
SAP A.G.	86,100	5,188,357

		74,256,424

Specialty Retail 1.5%
Home Depot, Inc. (The)	165,753	5,933,957
Lowe’s Cos., Inc.	975,262	20,500,007
PEP Boys-Manny, Moe & Jack	234,255	2,693,933

		29,127,897

Thrifts & Mortgage Finance 0.0%‡
New York Community Bancorp, Inc.	59,200	787,952

Trading Companies & Distributors 0.4%
Mitsubishi Corp.	391,950	8,068,019

Wireless Telecommunication Services 2.0%
X Vodafone Group PLC, Sponsored ADR (b)	1,380,800	38,441,472

Total Common Stocks (Cost $1,759,691,504)		1,840,902,709

	Number of
	Rights
Rights 0.0%‡

Pharmaceuticals 0.0%‡
Sanofi S.A. Expires 12/31/20 (a)	86,571	77,048

Total Rights (Cost $203,788)		77,048

	Principal
	Amount
Long-Term Bonds 0.2% Convertible Bonds 0.1%

Diversified Consumer Services 0.1%
Coinstar, Inc. 4.00%, due 9/1/14	$900,000	1,248,750

Oil, Gas & Consumable Fuels 0.0%‡
Bill Barrett Corp. 5.00%, due 3/15/28	989,300	1,000,430

Total Convertible Bonds (Cost $1,621,334)		2,249,180

Corporate Bond 0.1%

Specialty Retail 0.1%
PEP Boys-Manny Moe & Jack 7.50%, due 12/15/14	2,050,000	2,065,375

Total Corporate Bond (Cost $1,674,329)		2,065,375

Total Long-Term Bonds (Cost $3,295,663)		4,314,555

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments October 31, 2011 (continued)

	Principal
	Amount	Value
Short-Term Investment 2.1%

Repurchase Agreement 2.1%
State Street Bank and Trust Co. 0.01%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $39,643,626 (Collateralized by a Federal Home Loan Mortgage Corp. security with rates from 0.78%-0.90% and maturities dates from 9/8/14-9/12/14, with a Principal Amount of $40,375,000 and a Market Value of $40,439,245)	$39,643,615	$39,643,615

Total Short-Term Investment (Cost $39,643,615)		39,643,615

Total Investments (Cost $1,802,834,570) (d)	99.7%	1,884,937,927
Other Assets, Less Liabilities	0.3	5,003,619

Net Assets	100.0%	$1,889,941,546

‡	Less than one-tenth of a percent.
(a)	Non-income producing security.
(b)	ADR—American Depositary Receipt.
(c)	GDR—Global Depositary Receipt.
(d)	At October 31, 2011, cost is $1,814,201,458 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$192,615,679
Gross unrealized depreciation	(121,879,210)

Net unrealized appreciation	$70,736,469

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$1,619,048,754	$221,853,955	$—	$1,840,902,709
Rights	77,048	—	—	77,048
Long-Term Bonds
Convertible Bonds	—	2,249,180	—	2,249,180
Corporate Bond	—	2,065,375	—	2,065,375

Total Long-Term Bonds	—	4,314,555	—	4,314,555

Short-Term Investment
Repurchase Agreement	—	39,643,615	—	39,643,615

Total Investments in Securities	$1,619,125,802	$265,812,125	$—	$1,884,937,927

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	Level 2 assets represent the following international equities: TNT Express N.V., Bridgestone Corp., Nissan Motor Co., Ltd., Pernod-Ricard S.A., Akzo Nobel N.V., Banco Bilbao Vizcaya Argentaria S.A., DnB NOR ASA, Standard Chartered PLC, China Communications Construction Co., Ltd. Class H, Holcim, Ltd., Deutsche Boerse A.G., Koninklijke KPN N.V., Nippon Telegraph & Telephone Corp., ABB, Ltd., Danone S.A., Genting Berhad, Genting Singapore PLC, Sands China, Ltd., Siemens A.G., Tokio Marine Holdings, Inc., KOMATSU, Ltd., JFE Holdings, Inc., Rio Tinto PLC, GDF Suez S.A., ENI S.p.A., Total S.A., Novartis A.G., Sanofi, Samsung Electronics Co., Ltd., SAP A.G. and Mitsubishi Corp.

The Fund recognizes transfers between the levels as of the beginning of the period.

During the year ended October 31, 2011, certain foreign equity securities with a market value of $91,124,654 held by the Fund at October 31, 2010, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

16 MainStay MAP Fund	and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $1,802,834,570)	$1,884,937,927
Cash denominated in foreign currencies (identified cost $11,885)	12,119
Receivables:
Investment securities sold	13,619,178
Dividends and interest	2,394,378
Fund shares sold	960,090
Other assets	47,265

Total assets	1,901,970,957

Liabilities
Payables:
Investment securities purchased	8,068,701
Fund shares redeemed	1,883,336
Manager (See Note 3)	1,149,218
Transfer agent (See Note 3)	502,682
NYLIFE Distributors (See Note 3)	292,918
Shareholder communication	71,875
Professional fees	44,910
Trustees	7,712
Custodian	7,292
Accrued expenses	767

Total liabilities	12,029,411

Net assets	$1,889,941,546

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$618,823
Additional paid-in capital	1,949,373,739

1,949,992,562
Undistributed net investment income	18,170,051
Accumulated net realized gain (loss) on investments and foreign currency transactions	(160,286,679)
Net unrealized appreciation (depreciation) on investments	82,103,357
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(37,745)

Net assets	$1,889,941,546

Investor Class
Net assets applicable to outstanding shares	$114,785,891

Shares of beneficial interest outstanding	3,770,771

Net asset value per share outstanding	$30.44
Maximum sales charge (5.50% of offering price)	1.77

Maximum offering price per share outstanding	$32.21

Class A
Net assets applicable to outstanding shares	$296,452,681

Shares of beneficial interest outstanding	9,727,852

Net asset value per share outstanding	$30.47
Maximum sales charge (5.50% of offering price)	1.77

Maximum offering price per share outstanding	$32.24

Class B
Net assets applicable to outstanding shares	$110,793,716

Shares of beneficial interest outstanding	3,927,672

Net asset value and offering price per share outstanding	$28.21

Class C
Net assets applicable to outstanding shares	$136,273,813

Shares of beneficial interest outstanding	4,830,036

Net asset value and offering price per share outstanding	$28.21

Class I
Net assets applicable to outstanding shares	$1,188,910,887

Shares of beneficial interest outstanding	38,227,995

Net asset value and offering price per share outstanding	$31.10

Class R1
Net assets applicable to outstanding shares	$17,611,219

Shares of beneficial interest outstanding	575,029

Net asset value and offering price per share outstanding	$30.63

Class R2
Net assets applicable to outstanding shares	$22,733,492

Shares of beneficial interest outstanding	744,666

Net asset value and offering price per share outstanding	$30.53

Class R3
Net assets applicable to outstanding shares	$2,379,847

Shares of beneficial interest outstanding	78,327

Net asset value and offering price per share outstanding	$30.38

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Dividends (a)	$40,745,274
Interest	395,168

Total income	41,140,442

Expenses
Manager (See Note 3)	13,142,976
Distribution/Service—Investor Class (See Note 3)	291,222
Distribution/Service—Class A (See Note 3)	869,859
Distribution/Service—Class B (See Note 3)	1,325,620
Distribution/Service—Class C (See Note 3)	1,570,595
Distribution/Service—Class R2 (See Note 3)	62,579
Distribution/Service—Class R3 (See Note 3)	9,342
Transfer agent (See Note 3)	2,757,981
Professional fees	201,261
Shareholder communication	199,366
Registration	128,998
Custodian	91,260
Trustees	50,505
Shareholder service (See Note 3)	32,641
Miscellaneous	78,442

Total expenses	20,812,647

Net investment income (loss)	20,327,795

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Security transactions	53,810,087
Foreign currency transactions	(213,525)

Net realized gain (loss) on investments and foreign currency transactions	53,596,562

Net change in unrealized appreciation (depreciation) on:
Investments	(50,766,016)
Translation of other assets and liabilities in foreign currencies	(58,177)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(50,824,193)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	2,772,369

Net increase (decrease) in net assets resulting from operations	$23,100,164

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,045,405.

The notes to the financial statements are an integral part of,

18 MainStay MAP Fund	and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,327,795	$11,085,237
Net realized gain (loss) on investments and foreign currency transactions	53,596,562	78,813,986
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(50,824,193)	131,758,477

Net increase (decrease) in net assets resulting from operations	23,100,164	221,657,700

Dividends to shareholders:
From net investment income:
Investor Class	(779,156)	—
Class A	(3,020,741)	—
Class B	(115,398)	—
Class C	(134,256)	—
Class I	(8,102,183)	(238,519)
Class R1	(3,452)	(1,435)
Class R2	(190,054)	—
Class R3	(9,419)	—

Total dividends to shareholders	(12,354,659)	(239,954)

Capital share transactions:
Net proceeds from sale of shares	721,283,538	401,048,658
Net asset value of shares issued to shareholders in reinvestment of dividends	11,512,928	231,400
Cost of shares redeemed	(401,222,803)	(420,255,102)

Increase (decrease) in net assets derived from capital share transactions	331,573,663	(18,975,044)

Net increase (decrease) in net assets	342,319,168	202,442,702

Net Assets
Beginning of year	1,547,622,378	1,345,179,676

End of year	$1,889,941,546	$1,547,622,378

Undistributed net investment income at end of year	$18,170,051	$10,512,556

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$29.76	$25.71	$23.04	$32.90

Net investment income (loss) (a)	0.31	0.19	0.22	0.17
Net realized and unrealized gain (loss) on investments	0.63	3.86	2.90	(10.02)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)	(0.00)‡	0.00 ‡	(0.01)

Total from investment operations	0.88	4.05	3.12	(9.86)

Less dividends:
From net investment income	(0.20)	—	(0.45)	—

Net asset value at end of period	$30.44	$29.76	$25.71	$23.04

Total investment return (b)	2.96%	15.75%	13.83%	(29.97	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%	0.69%	0.98%	0.81	% ††
Net expenses	1.34%	1.41%	1.44%	1.35	% ††
Expenses (before waiver/reimbursement)	1.34%	1.41%	1.50%	1.35	% ††
Portfolio turnover rate	44%	49%	60%	96%
Net assets at end of period (in 000’s)	$114,786	$113,557	$99,663	$72,709

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$29.79	$25.68	$23.04	$41.39	$38.55

Net investment income (loss) (a)	0.37	0.25	0.28	0.31	0.31
Net realized and unrealized gain (loss) on investments	0.63	3.86	2.90	(13.88)	5.68
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)	(0.00)‡	0.00 ‡	(0.01)	—

Total from investment operations	0.94	4.11	3.18	(13.58)	5.99

Less dividends and distributions:
From net investment income	(0.26)	—	(0.54)	(0.22)	(0.09)
From net realized gain on investments	—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.26)	—	(0.54)	(4.77)	(3.15)

Net asset value at end of year	$30.47	$29.79	$25.68	$23.04	$41.39

Total investment return (b)	3.16%	16.00%	14.12%	(36.80%)	16.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.18%	0.90%	1.25%	0.96%	0.79%
Net expenses	1.14%	1.21%	1.20%	1.23%	1.27%
Expenses (before waiver/reimbursement)	1.14%	1.21%	1.29%	1.25%	1.27%
Portfolio turnover rate	44%	49%	60%	96%	76%
Net assets at end of year (in 000’s)	$296,453	$345,067	$324,421	$291,812	$647,374

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

20 MainStay MAP Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$27.63	$24.04	$21.36	$38.79	$36.49

Net investment income (loss) (a)	0.07	(0.01)	0.06	0.04	0.02
Net realized and unrealized gain (loss) on investments	0.58	3.60	2.70	(12.91)	5.34
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	(0.00)‡	0.00 ‡	(0.01)	—

Total from investment operations	0.60	3.59	2.76	(12.88)	5.36

Less dividends and distributions:
From net investment income	(0.02)	—	(0.08)	—	—
From net realized gain on investments	—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.02)	—	(0.08)	(4.55)	(3.06)

Net asset value at end of year	$28.21	$27.63	$24.04	$21.36	$38.79

Total investment return (b)	2.18%	14.93%	12.97%	(37.33%)	15.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.24%	(0.04%)	0.31%	0.13%	0.06%
Net expenses	2.09%	2.16%	2.19%	2.07%	2.02%
Expenses (before waiver/reimbursement)	2.09%	2.16%	2.26%	2.07%	2.02%
Portfolio turnover rate	44%	49%	60%	96%	76%
Net assets at end of year (in 000’s)	$110,794	$140,674	$169,606	$189,015	$378,342

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$27.63	$24.05	$21.37	$38.79	$36.49

Net investment income (loss) (a)	0.07	(0.01)	0.06	0.04	0.01
Net realized and unrealized gain (loss) on investments	0.58	3.59	2.70	(12.90)	5.35
Net realized and unrealized gain (loss) on foreign currency transactions	(0.05)	(0.00)‡	0.00 ‡	(0.01)	—

Total from investment operations	0.60	3.58	2.76	(12.87)	5.36

Less dividends and distributions:
From net investment income	(0.02)	—	(0.08)	—	—
From net realized gain on investments	—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.02)	—	(0.08)	(4.55)	(3.06)

Net asset value at end of year	$28.21	$27.63	$24.05	$21.37	$38.79

Total investment return (b)	2.18%	14.89%	12.96%	(37.30%)	15.73%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.23%	(0.05%)	0.29%	0.13%	0.04%
Net expenses	2.09%	2.16%	2.19%	2.07%	2.02%
Expenses (before waiver/reimbursement)	2.09%	2.16%	2.25%	2.07%	2.02%
Portfolio turnover rate	44%	49%	60%	96%	76%
Net assets at end of year (in 000’s)	$136,274	$160,098	$167,652	$178,672	$331,430

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class I
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$30.39	$26.15	$23.51	$42.13	$39.15

Net investment income (loss) (a)	0.45	0.32	0.33	0.39	0.45
Net realized and unrealized gain (loss) on investments	0.66	3.93	2.95	(14.12)	5.78
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡	—

Total from investment operations	1.05	4.25	3.28	(13.73)	6.23

Less dividends and distributions:
From net investment income	(0.34)	(0.01)	(0.64)	(0.34)	(0.19)
From net realized gain on investments	—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.34)	(0.01)	(0.64)	(4.89)	(3.25)

Net asset value at end of year	$31.10	$30.39	$26.15	$23.51	$42.13

Total investment return (b)	3.43%	16.26%	14.38%	(36.59%)	16.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.42%	1.12%	1.45%	1.22%	1.15%
Net expenses	0.89%	0.95%	0.98%	0.96%	0.92%
Expenses (before reimbursement/waiver)	0.89%	0.95%	1.04%	0.96%	0.92%
Portfolio turnover rate	44%	49%	60%	96%	76%
Net assets at end of year (in 000’s)	$1,188,911	$759,317	$567,720	$425,266	$438,054

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.

	Class R1
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$29.93	$25.84	$23.23	$41.69	$38.78

Net investment income (loss) (a)	0.31	0.30	0.27	0.42	0.42
Net realized and unrealized gain (loss) on investments	0.77	3.87	2.94	(14.03)	5.71
Net realized and unrealized gain (loss) on foreign currency transactions	(0.07)	(0.00)‡	0.00 ‡	(0.00)‡	—

Total from investment operations	1.01	4.17	3.21	(13.61)	6.13

Less dividends and distributions:
From net investment income	(0.31)	(0.08)	(0.60)	(0.30)	(0.16)
From net realized gain on investments	—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.31)	(0.08)	(0.60)	(4.85)	(3.22)

Net asset value at end of year	$30.63	$29.93	$25.84	$23.23	$41.69

Total investment return (b)	3.35%	16.12%	14.20%	(36.67%)	16.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.02%	1.07%	1.21%	1.24%	1.08%
Net expenses	0.99%	1.06%	1.08%	1.01%	1.02%
Expenses (before waiver/reimbursement)	0.99%	1.06%	1.14%	1.01%	1.02%
Portfolio turnover rate	44%	49%	60%	96%	76%
Net assets at end of year (in 000’s)	$17,611	$325	$626	$232	$12,424

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

22 MainStay MAP Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class R2
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$29.85	$25.76	$23.06	$41.40	$38.54

Net investment income (loss) (a)	0.34	0.22	0.23	0.28	0.32
Net realized and unrealized gain (loss) on investments	0.63	3.87	2.93	(13.86)	5.68
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡	—

Total from investment operations	0.91	4.09	3.16	(13.58)	6.00

Less dividends and distributions:
From net investment income	(0.23)	—	(0.46)	(0.21)	(0.08)
From net realized gain on investments	—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.23)	—	(0.46)	(4.76)	(3.14)

Net asset value at end of year	$30.53	$29.85	$25.76	$23.06	$41.40

Total investment return (b)	3.05%	15.88%	13.96%	(36.78%)	16.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.08%	0.80%	1.01%	0.89%	0.81%
Net expenses	1.24%	1.31%	1.33%	1.30%	1.27%
Expenses (before waiver/reimbursement)	1.24%	1.31%	1.38%	1.30%	1.27%
Portfolio turnover rate	44%	49%	60%	96%	76%
Net assets at end of year (in 000’s)	$22,733	$26,735	$14,006	$6,427	$8,560

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges.

	Class R3
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$29.71	$25.70	$22.97	$41.31	$38.49

Net investment income (loss) (a)	0.25	0.15	0.16	0.19	0.17
Net realized and unrealized gain (loss) on investments	0.64	3.86	2.93	(13.82)	5.73
Net realized and unrealized gain (loss) on foreign currency transactions	(0.06)	(0.00)‡	0.00 ‡	(0.00)‡	—

Total from investment operations	0.83	4.01	3.09	(13.63)	5.90

Less dividends and distributions:
From net investment income	(0.16)	—	(0.36)	(0.16)	(0.02)
From net realized gain on investments	—	—	—	(4.55)	(3.06)

Total dividends and distributions	(0.16)	—	(0.36)	(4.71)	(3.08)

Net asset value at end of year	$30.38	$29.71	$25.70	$22.97	$41.31

Total investment return (b)	2.79%	15.60%	13.65%	(36.96%)	16.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.80%	0.54%	0.72%	0.61%	0.42%
Net expenses	1.49%	1.56%	1.58%	1.56%	1.52%
Expenses (before waiver/reimbursement)	1.49%	1.56%	1.63%	1.56%	1.52%
Portfolio turnover rate	44%	49%	60%	96%	76%
Net assets at end of year (in 000’s)	$2,380	$1,850	$1,484	$310	$256

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay MAP Fund (the “Fund”), a diversified fund.

The Fund currently offers eight classes of shares. Class A, Class B and Class C shares commenced operations on June 9, 1999. Class I shares commenced operations in 1970 (under a former class designation of MAP-Equity Fund) and were redesignated as Class I shares on June 9, 1999. Class R1 and Class R2 shares commenced operations on January 2, 2004. Class R3 shares commenced operations on April 28, 2006. Investor Class shares commenced operations on February 28, 2008. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $1 million or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I, Class R1, Class R2 and Class R3 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The eight classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class, Class A, Class R2 and Class R3 shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R1 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.

The Fund’s investment objective is to seek long-term appreciation of capital. The Fund also seeks to earn income, but this is a secondary objective.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

24    MainStay MAP Fund

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Equity securities and Exchange Traded Funds are valued at the latest quoted sales prices as of the close of regular trading on the Exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices normally are taken from the principal market in which each security trades. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated bid prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values determined on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price reported on the local foreign market, the Manager or Subadvisor may, pursuant to procedures adopted by the Fund’s Board, adjust the value of the local price to reflect the impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with the Fund’s policies and procedures and are generally categorized as Level 2 in the hierarchy. At October 31, 2011, certain foreign equity securities held by the Fund were fair valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Investment income received by the Fund from foreign sources may be subject to foreign income taxes. These foreign income taxes are generally withheld at the source.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

mainstayinvestments.com    25

Notes to Financial Statements (continued)

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(H) Rights and Warrants. A right is a certificate that permits the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. A warrant is an instrument that entitles the holder to buy an equity security at a specific price for a specific period of time. The Fund generally enters into rights and warrants when securities are acquired through a corporate action. With respect to warrants in international markets, the securities are only purchased when the underlying security cannot be purchased due to the many restrictions an industry and/or country might place on foreign investors. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities. There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if the warrant is not exercised by the date of its expiration. The securities are sold as soon as the opportunity becomes available. The Fund is exposed to risk until each sale is completed. At October 31, 2011, the Fund did not hold any warrants.

(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(J) Concentration of Risk. The Fund invests in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell currencies of different countries on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate

26    MainStay MAP Fund

risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund enters into foreign currency forward contracts to reduce currency risk versus the benchmark or for trade settlement.

The use of foreign currency forward contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract amount reflects the extent of the Fund’s involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund’s assets. Moreover, there may be an imperfect correlation between the Fund’s holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts reflects the Fund’s exposure at valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(L) Foreign Currency Transactions. The books and records of the Fund are kept in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling exchange rates last quoted by any major U.S. bank at the following dates:

(i) market value of investment securities, other assets and liabilities—at the valuation date, and

(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(M) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(N) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

	Statement of
	Assets and	Equity
	Liabilities	Contracts
	Location	Risk	Total

Rights	Investment in securities, at value	$77,048	$77,048

Total Fair Value		$77,048	$77,048

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Change in Unrealized Appreciation (Depreciation)

	Statement of	Equity
	Operations	Contracts
	Location	Risk	Total

Rights	Net change in unrealized appreciation (depreciation) on security transactions	$(213,278)	$(213,278)

Total Change in Unrealized Appreciation (Depreciation)		$(213,278)	$(213,278)

Number of Contracts, Notional Amounts or Shares/Units (1)

	Equity
	Contracts
	Risk	Total

Rights (2)	272,634	272,634

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount represents number of contracts or number of shares/units.

mainstayinvestments.com    27

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. Markston International LLC and Institutional Capital LLC (the “Subadvisors”), each registered investment advisers, serve as Subadvisors to the Fund and manage a portion of the Fund’s assets, as designated by New York Life Investments from time to time, subject to the oversight of New York Life Investments. Each Subadvisor is responsible for the day-to-day portfolio management of the Fund with respect to its allocated portion of the Fund’s assets. Pursuant to the terms of Amended and Restated Subadvisory Agreements (“Subadvisory Agreements”) between New York Life Investments and each Subadvisor, New York Life Investments pays for the services of the Subadvisors.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $1 billion; and 0.70% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.74% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.

The Manager had agreed to voluntarily waive or reimburse expenses so that Total Annual Fund Operating Expenses of a class did not exceed the following percentages: Class A, 1.27%; Class I, 1.02%; Class R1, 1.12%; Class R2, 1.37% and Class R3, 1.62%. This voluntary waiver was discontinued effective February 28, 2011. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $13,142,976.

State Street, 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution, Service and Shareholder Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class, Class A and Class R2 Plans, the Distributor receives a monthly distribution fee from the Investor Class, Class A and Class R2 shares, at an annual rate of 0.25% of the average daily net assets of the Investor Class, Class A and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, the Distributor receives a monthly distribution and/or service fee from the Class R3 shares at an annual rate of 0.50% of the average daily net assets of the Class R3 shares. Class I and Class R1 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and/or service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets attributable to the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under a distribution plan, where applicable.

Shareholder Service Fees incurred by the Fund for the year ended October 31, 2011, were as follows:

Class R1	$5,741

Class R2	25,031

Class R3	1,869

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $44,903 and $43,887, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares of $2,266, $142,095 and $6,056, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM

28    MainStay MAP Fund

Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$355,561

Class A	386,246

Class B	405,650

Class C	480,162

Class I	1,094,255

Class R1	6,253

Class R2	27,783

Class R3	2,071

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$1,640	0.0	%‡

Class B	1,229	0.0	‡

Class C	1,852	0.0	‡

Class I	85,325,925	7.2

Class R1	1,430	0.0	‡

Class R2	1,404	0.0	‡

Class R3	19,522	0.8

‡	Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $27,326. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$18,170,051	$(149,033,901)	$—	$70,812,834	$(60,051,016)

The difference between book-basis and tax basis unrealized depreciation is primarily due to wash sale deferrals, marking to market of foreign currency forward contracts, real estate investment trusts (“REITs”) basis adjustments and basis adjustments due to class action payments.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized
Net Investment	Gain (Loss) on	Additional
Income (Loss)	Investments	Paid-In Capital

$(315,641)	$315,641	$—

The reclassifications for the Fund are primarily due to foreign currency gain (loss), return of capital distributions from REITs and capital distributions from REITs.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $149,033,901 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2015	$10,640
2017	138,394

Total	$149,034

The Fund utilized $46,991,005 of capital loss carryforwards during the year ended October 31, 2011.

mainstayinvestments.com    29

Notes to Financial Statements (continued)

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets, was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$12,354,659	$239,954

Note 5–Foreign Currency Transactions

As of October 31, 2011, the Fund held the following foreign currencies:

	Currency		Cost			Value

Japanese Yen	JPY	8	USD	0	(a)	USD	0	(a)

Malaysian Ringgit	MYR	37,174		11,882			12,117

Pound Sterling	GBP	2		3			2

Total			USD	11,885		USD	12,119

(a)	Less than one dollar.

Note 6–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 7–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $1,091,888 and $756,166, respectively.

Note 9–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	298,100	$9,451,384
Shares issued to shareholders in reinvestment of dividends	25,049	775,600
Shares redeemed	(626,775)	(19,718,663)

Net increase (decrease) in shares outstanding before conversion	(303,626)	(9,491,679)
Shares converted into Investor Class (See Note 1)	511,953	15,408,443
Shares converted from Investor Class (See Note 1)	(253,259)	(8,025,300)

Net increase (decrease)	(44,932)	$(2,108,536)

Year ended October 31, 2010:
Shares sold	334,273	$9,342,716
Shares redeemed	(611,144)	(16,977,903)

Net increase (decrease) in shares outstanding before conversion	(276,871)	(7,635,187)
Shares converted into Investor Class (See Note 1)	478,912	13,245,592
Shares converted from Investor Class (See Note 1)	(262,644)	(7,349,186)

Net increase (decrease)	(60,603)	$(1,738,781)

30    MainStay MAP Fund

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	1,213,692	$38,406,814
Shares issued to shareholders in reinvestment of dividends	84,794	2,622,979
Shares redeemed	(3,498,006)	(111,138,669)

Net increase (decrease) in shares outstanding before conversion	(2,199,520)	(70,108,876)
Shares converted into Class A (See Note 1)	534,553	16,792,000
Shares converted from Class A (See Note 1)	(189,629)	(5,372,923)

Net increase (decrease)	(1,854,596)	$(58,689,799)

Year ended October 31, 2010:
Shares sold	1,324,661	$36,823,346
Shares redeemed	(2,930,686)	(81,173,843)

Net increase (decrease) in shares outstanding before conversion	(1,606,025)	(44,350,497)
Shares converted into Class A (See Note 1)	932,834	26,034,065
Shares converted from Class A (See Note 1)	(34,316)	(987,295)
Shares converted from Class A (a)	(341,373)	(9,353,625)

Net increase (decrease)	(1,048,880)	$(28,657,352)

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	282,720	$8,271,949
Shares issued to shareholders in reinvestment of dividends	3,636	106,064
Shares redeemed	(802,253)	(23,456,286)

Net increase (decrease) in shares outstanding before conversion	(515,897)	(15,078,273)
Shares converted from Class B (See Note 1)	(648,673)	(18,802,220)

Net increase (decrease)	(1,164,570)	$(33,880,493)

Year ended October 31, 2010:
Shares sold	393,873	$10,223,095
Shares redeemed	(1,159,562)	(30,020,659)

Net increase (decrease) in shares outstanding before conversion	(765,689)	(19,797,564)
Shares converted from Class B (See Note 1)	(1,195,830)	(30,943,176)

Net increase (decrease)	(1,961,519)	$(50,740,740)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	375,491	$10,995,499
Shares issued to shareholders in reinvestment of dividends	3,439	100,340
Shares redeemed	(1,342,987)	(39,052,558)

Net increase (decrease)	(964,057)	$(27,956,719)

Year ended October 31, 2010:
Shares sold	427,492	$11,078,115
Shares redeemed	(1,604,342)	(41,521,971)

Net increase (decrease)	(1,176,850)	$(30,443,856)

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	19,140,565	$625,643,609
Shares issued to shareholders in reinvestment of dividends	245,293	7,723,650
Shares redeemed	(6,141,707)	(194,014,353)

Net increase (decrease)	13,244,151	$439,352,906

Year ended October 31, 2010:
Shares sold	11,410,879	$318,747,033
Shares issued to shareholders in reinvestment of dividends	8,251	229,965
Shares redeemed	(8,484,606)	(245,068,050)

Net increase (decrease) in shares outstanding before conversion	2,934,524	73,908,948
Shares converted into Class I (a)	335,135	9,353,625

Net increase (decrease)	3,269,659	$83,262,573

Class R1	Shares	Amount

Year ended October 31, 2011:
Shares sold	590,426	$19,640,232
Shares issued to shareholders in reinvestment of dividends	111	3,452
Shares redeemed	(26,368)	(793,151)

Net increase (decrease)	564,169	$18,850,533

Year ended October 31, 2010:
Shares sold	52	$257,735
Shares issued to shareholders in reinvestment of dividends	9,145	1,435
Shares redeemed	(22,572)	(628,072)

Net increase (decrease)	(13,375)	$(368,902)

Class R2	Shares	Amount

Year ended October 31, 2011:
Shares sold	245,828	$7,774,234
Shares issued to shareholders in reinvestment of dividends	5,526	171,424
Shares redeemed	(402,460)	(12,413,836)

Net increase (decrease)	(151,106)	$(4,468,178)

Year ended October 31, 2010:
Shares sold	492,272	$13,488,789
Shares redeemed	(140,281)	(3,897,645)

Net increase (decrease)	351,991	$9,591,144

Class R3	Shares	Amount

Year ended October 31, 2011:
Shares sold	36,769	$1,099,817
Shares issued to shareholders in reinvestment of dividends	304	9,419
Shares redeemed	(21,016)	(635,287)

Net increase (decrease)	16,057	$473,949

Year ended October 31, 2010:
Shares sold	39,237	$1,087,829
Shares redeemed	(34,723)	(966,959)

Net increase (decrease)	4,514	$120,870

mainstayinvestments.com    31

Notes to Financial Statements (continued)

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

Note 10–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32    MainStay MAP Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay MAP Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay MAP Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    33

Board Consideration and Approval of New Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the trustees who are “not interested persons” of the fund, as defined in the 1940 Act (the “Independent Trustees”), review and approve the fund’s investment advisory agreements. At its September 27-28, 2011 meeting, the Board of Trustees of The MainStay Funds (the “Board” of the “Trust”) unanimously approved a new Subadvisory Agreement (the “Agreement”) between New York Life Investment Management LLC (“New York Life Investments”), the manager of the Trust, and Markston International LLC (“Markston”) on behalf of the MainStay MAP Fund (the “Fund”). The Board was asked to approve the Agreement in connection with a “change in control” of Markston and, accordingly, the termination by law and the express terms of the previous subadvisory agreement between New York Life Investments and Markston with respect to the Fund.

In reaching its decision to approve the continued retention of Markston and the Agreement, the Board considered information presented to it as part of its consideration and approval of the Agreement at the Board’s meeting in September 2011, as well as other relevant information furnished to it throughout the year by New York Life Investments and Markston at regular and special Board meetings. The Board also requested and received responses from Markston to a comprehensive list of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board. The Board noted that it had also requested and received responses to similar questions in connection with its approvals of the Fund’s previous subadvisory agreement with Markston during the Board’s meetings in June 2010 and December 2010 (the “Prior Contract Review Processes”). The Board considered its historical experience with Markston’s capabilities and resources, and its evaluation of Markston in connection with the Prior Contract Review Processes, which culminated with approval of the previous subadvisory agreement between New York Life Investments and Markston, on behalf of the Fund. In addition, the Board considered the “change of control” of Markston and the impact on the Fund of a related change in the Fund’s portfolio management team.

In determining to approve the continued retention of Markston and the Agreement, the members of the Board reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by Markston; (ii) the investment performance of the Fund and Markston; (iii) the costs of the services to be provided and the profits to be realized by Markston and its affiliates from its relationship with the Fund; (iv) the extent to which economies of scale may be realized as the Fund grows, and the extent to which economies of scale may benefit Fund investors; and (v) the reasonableness of the Fund’s management and subadvisory fee levels and overall total ordinary operating expenses.

While the members of the Board may have weighed certain factors differently, the Board’s decision to approve the continued retention of Markston and the Agreement was based on a comprehensive consideration of all the information provided to the Board, including information provided to the Board in connection with its review of Markston. The Board also considered that shareholders of the Fund approved the ability of New York Life Investments to act as a “manager of managers,” which allows the Board and New York Life Investments to retain unaffiliated subadvisors for the Fund without the approval of Fund shareholders. A more detailed discussion of the factors that figured prominently in the Board’s decision to approve the continued retention of Markston and the Agreement is provided below.

Nature, Extent and Quality of Services to Be Provided by Markston

In considering the approval of the continued retention of Markston and the Agreement, the Board examined the nature, extent and quality of the services that Markston historically had provided to the Fund. Based on information provided to the Board in connection with the Prior Contract Review Processes, the Board acknowledged Markston’s historical service to the Fund, and took note of the experience of Markston’s portfolio managers, the number of accounts managed by the portfolio managers and Markston’s method for compensating portfolio managers. The Board also considered the experience of senior personnel at Markston. Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund likely would continue to benefit from the nature, extent and quality of these services as a result of Markston’s experience, personnel, operations and resources.

Investment Performance

In evaluating investment performance, the Board took note of the Fund’s historical investment performance results, as presented to the Board in connection with the Prior Contract Review Processes, in light of the Fund’s investment objectives, strategies and risks, as disclosed in the Fund’s prospectus. The Board considered information about the Fund’s investment performance that is provided to the Board in connection with its regularly scheduled meetings, and also took note of information provided in connection with the Prior Contract Review Processes showing the investment performance of the Fund as compared to similar peer funds. The Board also considered the strength of Markston’s resources (including research capabilities). Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the retention of Markston as subadvisor to the Fund is likely to benefit the Fund’s long-term investment performance.

Costs of the Services Provided, and Profits to Be Realized, by Markston

The Board considered the costs of the services to be provided by Markston under the Agreement, and the profits to be realized by Markston due to its relationship with the Fund, taking into account information provided to the Board in connection with the Prior Contract Review Processes. In evaluating any costs and profits of Markston due to its relationship with the Fund in connection with the Prior Contract Review Processes, the Board considered, among other things, Markston’s investments in personnel, systems, equipment and other resources necessary to manage the Fund, and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board acknowledged that Markston must be in a position to pay and retain experienced professional personnel to provide services to the Fund, and that Markston’s ability to maintain a strong financial

34    MainStay MAP Fund

position is important in order for Markston to provide high-quality ongoing services to the Fund and its investors.

In addition, the Board considered past representations from Markston and New York Life Investments that the subadvisory fee paid by New York Life Investments to Markston for services provided to the Fund was the result of arm’s-length negotiations. In addition, because Markston is not affiliated with New York Life Investments, and Markston’s fees are paid directly by New York Life Investments, the Board historically has focused primarily on the profitability of the relationship between New York Life Investments, its affiliates and the Fund.

In considering the costs and profitability of the Fund, the Board also considered certain fall-out benefits that may be realized by Markston due to its relationship with the Fund. The Board recognized, for example, the benefits to Markston from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Markston in exchange for commissions paid by the Fund with respect to trades on the Fund’s portfolio securities.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreement, that any profits realized by Markston due to its relationship with the Fund supported the Board’s determination to approve the Agreement. The Board also concluded that any profits realized by Markston will be the result of arm’s-length negotiations between New York Life Investments and Markston, and are based on subadvisory fees paid to Markston by New York Life Investments, not the Fund.

Extent to Which Economies of Scale May Be Realized as the Fund Grow

The Board also considered whether the Fund’s expense structure permitted economies of scale to be shared with the Fund’s investors, taking into account information provided to the Board in connection with the Prior Contract Review Processes.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Fund’s expense structure appropriately reflects economies of scale for the benefit of Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Fund’s expense structure as the Fund continues to grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the existing management agreement with New York Life Investments and the Agreement, and the Fund’s expected total ordinary operating expenses. The Board considered that the fees to be paid to Markston under the Agreement are paid by New York Life Investments, not the Fund, and will result in no increase in the Fund’s expenses. In assessing the reasonableness of the Fund’s fees and expenses the Board primarily considered comparative data on the fees and expenses charged by similar mutual funds managed by other advisers, based on information provided to the Board in connection with the Prior Contract Review Processes. In addition, the Board considered information provided by New York Life Investments and Markston on fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Fund. In this regard, the Board took into account explanations from New York Life Investments and Markston about the different scope of services provided to retail mutual funds as compared with other investment advisory clients.

After considering all of the factors outlined above, the Board concluded that the Fund’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreement, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board, including the Independent Trustees, unanimously voted to approve the Agreement.

mainstayinvestments.com    35

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For the fiscal year ended October 31, 2011, the Fund designated approximately $40,608,926 under the Internal Revenue Code as qualified dividend income eligible for reduced tax rates.

The dividends paid by the Fund during the fiscal year ended October 31, 2011, should be multiplied by 100.0% to arrive at the amount eligible for the corporate dividends received deduction.

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures
and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

36    MainStay MAP Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    37

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

38    MainStay MAP Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    39

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

40    MainStay MAP Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    41

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24956 MS284-11	MSMP11-12/11
N30

MainStay Money Market Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	16

Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	25

Federal Income Tax Information	26

Proxy Voting Policies and Procedures and Proxy Voting Record	26

Shareholder Reports and Quarterly Portfolio Disclosure	26

Board Members and Officers	27

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year Ended October 31, 2011

					Gross
					Expense
Class	Sales Charge	One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3,4]	No Sales Charge	0.01%	1.46%	1.62%	0.94%

Class A Shares[3]	No Sales Charge	0.01	1.49	1.63	0.72

Class B Shares[3]	No Sales Charge	0.01	1.47	1.62	0.94

Class C Shares[3]	No Sales Charge	0.01	1.47	1.62	0.94

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of October 31, 2011, MainStay Money Market Fund had an effective 7-day yield of 0.01%, 0.01%, 0.01% and 0.01% for Investor Class, Class A, B and C shares, respectively. The 7-day current yield was 0.01%, 0.01%, 0.01% and 0.01% for Investor Class, Class A, B and C shares, respectively. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.72%, –0.28%, –0.72% and –0.72% for Investor Class, Class A, B and C shares, respectively, and the 7-day current yield would have been –0.72%, –0.28%, –0.72%, –0.72% for Investor Class, Class A, B and C shares, respectively. The current yield reflects the Fund’s earnings better than does the Fund’s total return.
4.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A Shares through February 27, 2008, adjusted for differences in certain expenses and fees. Unadjusted, the performance shown for Investor Class shares might have been lower.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Average Lipper Money Market Fund[5]	0.02%	1.51%	1.59%

5.	The average Lipper money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled ”Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$1,000.10	$0.71	$1,024.50	$0.71

Class A Shares	$1,000.00	$1,000.10	$0.71	$1,024.50	$0.71

Class B Shares	$1,000.00	$1,000.10	$0.71	$1,024.50	$0.71

Class C Shares	$1,000.00	$1,000.10	$0.71	$1,024.50	$0.71

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.14% for Investor Class, Class A, Class B and Class C) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Other Commercial
Paper	46.8
Treasury Debt	19.5
Other Notes	8.1
Government Agency Debt	7.3
Financial Company Commercial Paper	6.6
certificates of deposit	6.3
Treasury Repurchase Agreements	4.8
Asset Backed Commercial Paper	0.7
Other Assets, Less Liabilities	(0.1)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

8    MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Money Market Fund perform relative to its peers during the 12 months ended October 31, 2011?

As of October 31, 2011, MainStay Money Market Fund provided a 7-day current yield of 0.01% for Investor Class, Class A, Class B and Class C shares. As of the same date, the Fund provided a 7-day effective yield of 0.01% for all share classes. For the 12 months ended October 31, 2011, MainStay Money Market Fund returned 0.01% for all share classes. All share classes underperformed the 0.02% return of the average Lipper2 money market fund for the 12 months ended October 31, 2011.

What factors affected the Fund’s relative performance during the reporting period?

A variety of factors affected the Fund’s relative performance during the reporting period. Repurchase rates declined dramatically, which detracted from the Fund’s relative performance because we had been using repurchase agreements to help satisfy the requirement instituted by regulators last year that a money market fund must invest at least 30% of total assets in instruments that are readily convertible to cash within five business days. During the reporting period, some of the longer-dated higher-yielding floating-rate securities backed by the Federal Deposit Insurance Corporation (FDIC) that we purchased in 2009 began to mature. The maturities of the higher-yielding FDIC-backed securities detracted from performance because replacements with comparable backing and yield were difficult to find. An underweight position in European bank securities—a higher-yielding sector—detracted from relative performance. On the positive side, asset-backed securities and floating-rate agency securities added to the Fund’s relative performance.

What was the Fund’s duration3 strategy during the reporting period?

During the reporting period, we kept the Fund’s average weighted duration between 50 and 55 days. We view this as a longer duration because regulations prevent money market funds from maintaining an average weighted duration longer than 60 days. This strategy was particularly effective among LIBOR-based4 investments because of the steepness of the LIBOR yield curve5 relative to the Treasury curve.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Federal Open Market Committee (FOMC) kept the federal funds target rate in a very low range, which gave us the confidence to go out further on an upward-sloping yield curve during the first half of the reporting period. This was accomplished by using longer-dated Treasury coupon securities and asset-backed securities. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.)

We hedged this positioning by participating in the floating-rate securities market. In our opinion, the use of floating-rate securities offered two potential advantages. First, if interest rates rose, we would participate in the upward movement. Second, floating-rate securities offered what we felt were compelling yields compared to other available investments.

Later in the reporting period, negative sentiment regarding the Eurozone sovereign debt crisis was at the forefront of the market. This resulted in significant downward pressure on Treasury rates as money funds began to pare back their holdings of European bank paper in favor of Treasury securities. When the FOMC expressed its anticipation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013,” the flow of higher-yielding floating-rate assets sharply declined. This forced the Fund into the already crowded government and domestic commercial paper markets.

During the reporting period, which market segments were the strongest contributors to the Fund’s perfor-mance and which market segments were partic-ularly weak?

The strongest contributors to the Fund’s performance included floating-rate securities (corporate and agency floaters) and asset-backed securities. The weakest contributors to the Fund’s performance were repurchase agreements and the Fund’s nonparticipation in longer-maturity Yankee bank issues.

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.

2. See footnote on page 6 for more information on Lipper Inc.

3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.

4. London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.

5. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com    9

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases that added to the Fund’s return during the reporting period included the asset-backed securities of Great America Leasing Receivables and Macquarie Equipment Funding Trust. The Fund’s yield was also strengthened by investments in the floating-rate securities of Federal Farm Credit Bank, Federal Home Loan Bank, Toronto-Dominion Bank and Sanofi-Aventis S.A. There were no significant sales during the reporting period.

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in repurchase agreements, Treasury securities and asset-backed securities. The Fund decreased its weightings in FDIC-backed securities and agency securities.

 The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Money Market Fund

Portfolio of Investments October 31, 2011

	Principal	Amortized
	Amount	Cost
Short-Term Investments 100.1%†

Asset-Backed Commercial Paper 0.7%
Straight-A Funding LLC 0.16%, due 11/16/11 (a)	$3,918,000	$3,917,739

Certificates of Deposit 6.3%

Bank of Nova Scotia 0.38%, due 3/22/12 (b)	6,025,000	6,025,000
National Australia Bank, Ltd. 0.28%, due 12/8/11	6,195,000	6,195,000
0.31%, due 1/9/12	6,025,000	6,025,000
Toronto-Dominion Bank (The) 0.315%, due 9/20/12 (b)	6,080,000	6,080,000
Westpac Banking Corp. 0.32%, due 2/1/12	6,035,000	6,035,000
0.46%, due 3/23/12	6,025,000	6,025,000

		36,385,000

Financial Company Commercial Paper 6.6%
Bank of Nova Scotia 0.10%, due 11/28/11 (c)	1,225,000	1,224,908
Caterpillar Financial Services Corp. 0.10%, due 12/6/11 (c)	7,315,000	7,314,289
National Rural Utilities Cooperative Finance Corp. 0.12%, due 11/30/11 (c)	7,295,000	7,294,295
0.12%, due 12/1/11 (c)	5,905,000	5,904,409
PACCAR Financial Corp. 0.06%, due 11/3/11 (c)	4,875,000	4,874,984
0.20%, due 11/15/11 (c)	5,025,000	5,024,609
Private Export Funding Corp. 0.05%, due 11/22/11 (a)(c)	6,100,000	6,099,822

		37,737,316

Government Agency Debt 7.3%
Federal Farm Credit Bank
0.10%, due 7/5/12 (b)	5,980,000	5,976,400
0.12%, due 11/4/11 (b)	4,995,000	4,995,000
0.25%, due 1/12/12 (b)	6,420,000	6,420,000
Federal Home Loan Bank 0.17%, due 1/24/12 (b)	5,095,000	5,095,000
Federal National Mortgage Association 0.273%, due 9/17/12 (b)	6,420,000	6,424,152
0.30%, due 9/13/12 (b)	1,720,000	1,721,498
Federal National Mortgage Association (Discount Note) 0.005%, due 11/7/11 (c)	11,535,000	11,534,990

		42,167,040

Other Commercial Paper 46.8%
BHP Billiton Finance (USA), Ltd. 0.14%, due 11/15/11 (a)(c)	6,000,000	5,999,673
Campbell Soup Co. 0.301%, due 12/14/11 (a)(c)	6,330,000	6,327,732
0.401%, due 11/29/11 (a)(c)	5,070,000	5,068,423
Canadian Wheat Board 0.05%, due 11/28/11 (c)	3,825,000	3,824,857

Caterpillar, Inc. 0.09%, due 12/22/11 (a)(c)	2,430,000	2,429,690
Cisco Systems, Inc. 0.081%, due 11/8/11 (a)(c)	6,235,000	6,234,903
Coca-Cola Co. (The) 0.08%, due 11/18/11 (a)(c)	6,035,000	6,034,772
0.11%, due 11/10/11 (a)(c)	6,180,000	6,179,830
0.12%, due 11/17/11 (a)(c)	2,960,000	2,959,842
Devon Energy Corp. 0.23%, due 11/1/11 (a)(c)	2,120,000	2,120,000
Duke Energy Corp. 0.34%, due 11/21/11 (a)(c)	2,400,000	2,399,547
E.I. du Pont de Nemours & Co. 0.17%, due 12/12/11 (a)(c)	2,410,000	2,409,533
Eli Lilly & Co. 0.04%, due 11/2/11 (a)(c)	4,500,000	4,499,995
Emerson Electric Co. 0.05%, due 11/3/11 (a)(c)	2,000,000	1,999,994
0.05%, due 11/9/11 (a)(c)	4,005,000	4,004,956
0.07%, due 11/14/11 (a)(c)	6,225,000	6,224,843
Exxon Mobil Corp. 0.05%, due 11/18/11 (c)	6,250,000	6,249,852
General Electric Co. 0.07%, due 11/17/11 (c)	5,875,000	5,874,817
Google, Inc. 0.05%, due 11/21/11 (a)(c)	6,130,000	6,129,830
0.06%, due 11/21/11 (c)	7,315,000	7,314,756
Henkel of America, Inc. 0.14%, due 12/5/11 (a)(c)	1,944,000	1,943,743
Hewlett-Packard Co. 0.22%, due 1/17/12 (a)(c)	5,380,000	5,377,468
Illinois Tool Works, Inc. 0.06%, due 11/10/11 (a)(c)	5,070,000	5,069,924
0.07%, due 11/15/11 (a)(c)	7,050,000	7,049,808
International Business Machines Corp. 0.05%, due 11/7/11 (a)(c)	3,880,000	3,879,968
0.06%, due 11/16/11 (a)(c)	6,120,000	6,119,847
0.06%, due 12/13/11 (a)(c)	435,000	434,970
Johnson & Johnson 0.05%, due 11/28/11 (a)(c)	10,055,000	10,054,623
0.05%, due 12/27/11 (a)(c)	6,460,000	6,459,498

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Commercial Paper (continued)

Kellogg Co. 0.22%, due 11/10/11 (a)(c)	$2,430,000	$2,429,866
McDonald’s Corp. 0.07%, due 12/16/11 (a)(c)	2,445,000	2,444,786
0.08%, due 11/1/11 (a)(c)	4,000,000	4,000,000
Merck & Co., Inc. 0.06%, due 11/9/11 (a)(c)	7,000,000	6,999,907
Nestle Finance International, Ltd. 0.05%, due 12/1/11 (c)	7,295,000	7,294,696
Novartis Finance Corp. 0.07%, due 11/1/11 (a)(c)	6,095,000	6,095,000

0.09%, due 11/21/11 (a)(c)	6,605,000	6,604,670
Parker Hannifin Corp. 0.06%, due 11/9/11 (a)(c)	3,660,000	3,659,951
0.07%, due 11/30/11 (a)(c)	5,595,000	5,594,684
0.08%, due 11/22/11 (a)(c)	5,415,000	5,414,747
PepsiCo, Inc. 0.05%, due 12/16/11 (a)(c)	3,140,000	3,139,804
0.07%, due 12/5/11 (a)(c)	2,415,000	2,414,840
0.08%, due 11/22/11 (a)(c)	6,025,000	6,024,719
Procter & Gamble Co. (The) 0.10%, due 2/14/12 (a)(c)	6,100,000	6,098,221
Roche Holding, Inc. 0.06%, due 11/23/11 (a)(c)	6,255,000	6,254,771
Schlumberger Technology Corp. 0.12%, due 11/8/11 (a)(c)	6,080,000	6,079,858
Siemens Capital Co. LLC 0.12%, due 11/21/11 (a)(c)	6,130,000	6,129,591
0.14%, due 12/8/11 (a)(c)	6,095,000	6,094,123
0.14%, due 12/14/11 (a)(c)	1,700,000	1,699,716
South Carolina Electric & Gas Co. 0.385%, due 11/4/11 (c)	2,365,000	2,364,925
Target Corp. 0.06%, due 11/7/11 (c)	6,120,000	6,119,939
0.07%, due 11/7/11 (c)	2,920,000	2,919,966
Wal-Mart Stores, Inc. 0.05%, due 12/7/11 (a)(c)	6,120,000	6,119,694
0.09%, due 11/17/11 (a)(c)	6,025,000	6,024,759
Walt Disney Co. (The) 0.05%, due 11/29/11 (a)(c)	3,570,000	3,569,861
0.07%, due 12/6/11 (a)(c)	6,035,000	6,034,589

		268,305,377

Other Notes 8.1%
Bank of Nova Scotia 0.24%, due 11/16/11	6,145,000	6,145,000
BMW Vehicle Lease Trust Series 2011-1, Class A1 0.289%, due 4/20/12	481,559	481,559
BMW Vehicle Owner Trust Series 2011-A, Class A1 0.306%, due 9/25/12	817,297	817,297
CNH Equipment Trust
Series 2011-A, Class A1 0.336%, due 5/15/12	1,202,054	1,202,054
Series 2011-B, Class A1 0.384%, due 10/12/12	2,334,499	2,334,499
Enterprise Fleet Financing LLC Series 2011-2, Class A1 0.384%, due 7/20/12 (a)	1,321,628	1,321,628
Ford Credit Auto Lease Trust Series 2011-A, Class A1 0.261%, due 7/15/12 (a)	950,013	950,013

Ford Credit Auto Owner Trust Series 2011-B, Class A1 0.219%, due 8/15/12 (a)	486,591	486,591
GE Equipment Midticket LLC Series 2011-1, Class A1 0.429%, due 10/22/12	1,210,000	1,210,000
GE Equipment Small Ticket LLC Series 2011-1A, Class A1 0.383%, due 2/21/12 (a)	144,197	144,197
GE Equipment Transportation LLC Series 2011-1, Class A1 0.294%, due 7/20/12	612,072	612,072
Great America Leasing Receivables Series 2011-1, Class A1 0.405%, due 3/15/12 (a)	236,594	236,594
Holmes Master Issuer PLC Series 2011-3A, Class A1 0.373%, due 7/15/12 (a)(b)	7,295,000	7,295,000
Huntington Auto Trust Series 2011-1A, Class A1 0.364%, due 9/17/12 (a)	964,447	964,447
International Bank for Reconstruction & Development 0.22%, due 7/25/12 (b)	4,910,000	4,910,000
John Deere Owner Trust Series 2011-A, Class A1 0.306%, due 5/11/12	679,869	679,869
Macquarie Equipment Funding Trust Series 2011-A, Class A1 0.432%, due 3/20/12 (a)	494,713	494,713
MMAF Equipment Finance LLC Series 2011-AA, Class A1 0.323%, due 8/15/12 (a)	961,915	961,915
Nissan Auto Lease Trust Series 2011-B, Class A1 0.35%, due 10/15/12	1,479,987	1,479,987

The notes to the financial statements are an integral part of,

12 MainStay Money Market Fund	and should be read in conjunction with, the financial statements.

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Notes (continued)

Nissan Auto Receivables Owner Trust Series 2011-A, Class A1 0.261%, due 4/16/12	$511,580	$511,580
Sanofi 0.413%, due 3/28/12 (b)	6,455,000	6,455,000
SMART Trust Series 2011-2USA, Class A1 0.365%, due 7/14/12 (a)	1,220,808	1,220,808
Toronto-Dominion Bank (The) 0.323%, due 1/12/12 (b)	5,095,000	5,095,000
World Omni Auto Receivables Trust Series 2011-A, Class A1 0.294%, due 3/15/12	90,308	90,308
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A1 0.301%, due 4/16/12	232,660	232,660

		46,332,791

Treasury Debt 19.5%
United States Treasury Bill 0.01%, due 11/10/11 (c)	10,665,000	10,664,973
United States Treasury Notes
0.375%, due 8/31/12	1,750,000	1,751,838
0.375%, due 9/30/12	6,000,000	6,011,844
0.375%, due 10/31/12	4,000,000	4,008,192
0.625%, due 6/30/12	7,145,000	7,163,611
0.625%, due 7/31/12	2,555,000	2,562,817
0.75%, due 5/31/12	5,920,000	5,937,884
0.875%, due 1/31/12	13,800,000	13,827,329
0.875%, due 2/29/12	10,305,000	10,330,267
1.00%, due 12/31/11	37,185,000	37,242,289
1.00%, due 3/31/12	6,510,000	6,530,613
1.00%, due 4/30/12	5,775,000	5,796,543

		111,828,200

Treasury Repurchase Agreements 4.8%
Bank of America N.A. 0.08%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $13,741,031 (Collateralized by a United States Treasury Note, with a rate of 3.625% and a maturity date of 2/15/20, with a Principal Amount of $12,365,700 and a Market Value of $14,015,840)	13,741,000	13,741,000
Deutsche Bank Securities, Inc. 0.09%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $13,740,034 (Collateralized by a United States Treasury Note, with a rate of 1.375% and a maturity date of 9/30/18, with a Principal Amount of $14,318,100 and a Market Value of $14,014,851)	13,740,000	13,740,000

		27,481,000

Total Short-Term Investments (Amortized Cost $574,154,463) (d)	100.1%	574,154,463
Other Assets, Less Liabilities	(0.1)	(389,050)
Net Assets	100.0%	$573,765,413

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(c)	Interest rate presented is yield to maturity.
(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Asset-Backed Commercial Paper	$—	$3,917,739	$—	$3,917,739
Certificates of Deposit	—	36,385,000	—	36,385,000
Financial Company Commercial Paper	—	37,737,316	—	37,737,316
Government Agency Debt	—	42,167,040	—	42,167,040
Other Commercial Paper	—	268,305,377	—	268,305,377
Other Notes	—	46,332,791	—	46,332,791
Treasury Debt	—	111,828,200	—	111,828,200
Treasury Repurchase Agreements	—	27,481,000	—	27,481,000

Total Investments in Securities	$—	$574,154,463	$—	$574,154,463

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the Levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

14 MainStay Money Market Fund	and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Money Market Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized
	Cost	Percent †
Automobile ABS	$8,556,878	1.5%
Banks	12,464,908	2.2
Beverages	26,753,807	4.7
Certificate of Deposit	36,385,000	6.3
Chemicals	4,353,276	0.8
Computers	15,812,253	2.8
Cosmetics & Personal Care	6,098,221	1.1
Electric	4,764,472	0.8
Electrical Components & Equipment	12,229,793	2.1
Finance—Auto Loans	12,329,283	2.1
Finance—Other Services	26,612,815	4.6
Food	21,120,717	3.7
Health Care—Products	16,514,121	2.9
Health Care—Services	6,254,771	1.1
Internet	13,444,586	2.3
Media	9,604,450	1.7
Mining	5,999,673	1.0
Miscellaneous—Manufacturing	46,587,361	8.1
Multi-National	4,910,000	0.9
Oil & Gas	14,449,710	2.5
Other ABS	7,875,913	1.4
Pharmaceuticals	30,654,572	5.3
Repurchase Agreements	27,481,000	4.8
Retail	27,629,144	4.8
Sovereign	3,824,857	0.7
Special Purpose Entity	10,152,642	1.8
U.S. Government & Agency	153,995,240	26.8
Whole Loan Collateral Collateralized Mortgage Obligation	7,295,000	1.3

	574,154,463	100.1
Other Assets, Less Liabilities	(389,050)	(0.1)

Net Assets	$573,765,413	100.0%

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (amortized cost $574,154,463)	$574,154,463
Cash	216
Receivables:
Fund shares sold	2,791,264
Interest	245,818
Manager (See Note 3)	62,882
Other assets	58,966

Total assets	577,313,609

Liabilities
Payables:
Fund shares redeemed	3,221,155
Transfer agent (See Note 3)	245,052
Shareholder communication	46,688
Professional fees	19,100
Trustees	2,288
Custodian	1,455
Accrued expenses	10,323
Dividend payable	2,135

Total liabilities	3,548,196

Net assets	$573,765,413

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$5,738,139
Additional paid-in capital	568,026,961

573,765,100
Accumulated net realized gain (loss) on investments	313

Net assets	$573,765,413

Investor Class
Net assets applicable to outstanding shares	$63,169,361

Shares of beneficial interest outstanding	63,178,971

Net asset value and offering price per share outstanding	$1.00

Class A
Net assets applicable to outstanding shares	$373,790,091

Shares of beneficial interest outstanding	373,819,103

Net asset value and offering price per share outstanding	$1.00

Class B
Net assets applicable to outstanding shares	$102,907,928

Shares of beneficial interest outstanding	102,915,336

Net asset value and offering price per share outstanding	$1.00

Class C
Net assets applicable to outstanding shares	$33,898,033

Shares of beneficial interest outstanding	33,900,475

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of,

16 MainStay Money Market Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest	$985,417

Expenses
Manager (See Note 3)	2,465,535
Transfer agent (See Note 3)	1,373,426
Registration	117,355
Shareholder communication	105,461
Professional fees	82,740
Custodian	25,039
Trustees	14,862
Miscellaneous	19,150

Total expenses before waiver/reimbursement	4,203,568
Expense waiver/reimbursement from Manager (See Note 3)	(3,277,067)

Net expenses	926,501

Net investment income (loss)	58,916

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	313

Net increase (decrease) in net assets resulting from operations	$59,229

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$58,916	$50,207
Net realized gain (loss) on investments	313	1,079

Net increase (decrease) in net assets resulting from operations	59,229	51,286

Dividends to shareholders:
From net investment income:
Investor Class	(6,784)	(14,067)
Class A	(36,835)	(68,137)
Class B	(12,070)	(29,495)
Class C	(3,227)	(6,590)

Total dividends to shareholders	(58,916)	(118,289)

Capital share transactions:
Net proceeds from sale of shares	592,279,017	481,351,855
Net asset value of shares issued to shareholders in reinvestment of dividends	54,492	113,620
Cost of shares redeemed	(530,560,321)	(494,050,599)

Increase (decrease) in net assets derived from capital share transactions	61,773,188	(12,585,124)

Net increase (decrease) in net assets	61,773,501	(12,652,127)

Net Assets
Beginning of year	511,991,912	524,644,039

End of year	$573,765,413	$511,991,912

The notes to the financial statements are an integral part of,

18 MainStay Money Market Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
							February 28,
							2008**
							through
	Year ended October 31,						October 31,
	2011		2010		2009		2008
Net asset value at beginning of period	$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.01
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.01

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)
Return of capital	—		(0.00	)‡	—		—

Total dividends	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.01)

Net asset value at end of period	$1.00		$1.00		$1.00		$1.00

Total investment return	0.01%		0.02%		0.12%		1.24	%(a)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.13%		1.67	%††
Net expenses	0.18%		0.25%		0.50%		0.80	%††
Expenses (before waiver/reimbursement)	0.91%		0.94%		0.95%		0.88	%††
Net assets at end of period (in 000’s)	$63,169		$64,360		$67,220		$72,721

**	Commencement of operations.
††	Annualized.
‡	Less than one cent per share.
(a)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.03	0.05

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)
Return of capital	—		(0.00	)‡	—		—	—

Total dividends	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.01%		0.02%		0.16%		2.65%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.18%		2.65%	4.59%
Net expenses	0.17%		0.25%		0.47%		0.68%	0.70%
Expenses (before waiver/reimbursement)	0.71%		0.72%		0.73%		0.71%	0.83%
Net assets at end of year (in 000’s)	$373,790		$301,795		$279,766		$372,956	$346,960

‡	Less than one cent per share.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.03	0.05

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)
Return of capital	—		(0.00	)‡	—		—	—

Total dividends	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.01%		0.02%		0.12%		2.57%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.14%		2.54%	4.59%
Net expenses	0.18%		0.25%		0.51%		0.76%	0.70%
Expenses (before waiver/reimbursement)	0.91%		0.94%		0.95%		0.84%	0.83%
Net assets at end of year (in 000’s)	$102,908		$118,529		$144,464		$187,237	$176,753

‡	Less than one cent per share.

	Class C
	Year ended October 31,
	2011		2010		2009		2008	2007
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.03	0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.03	0.05

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)
Return of capital	—		(0.00	)‡	—		—	—

Total dividends	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.03)	(0.05)

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total investment return	0.01%		0.02%		0.12%		2.57%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.15%		2.51%	4.59%
Net expenses	0.18%		0.25%		0.52%		0.76%	0.70%
Expenses (before waiver/reimbursement)	0.91%		0.94%		0.95%		0.83%	0.83%
Net assets at end of year (in 000’s)	$33,898		$27,307		$33,194		$56,458	$36,270

‡	Less than one cent per share.

The notes to the financial statements are an integral part of,

20 MainStay Money Market Fund	and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Money Market Fund (the “Fund”), a diversified fund.

The Fund currently offers four classes of shares at net asset value (“NAV”) without the imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”). Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The four classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.

The Fund’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Valuation of Fund Shares. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) Securities Valuation. Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

(C) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund declares dividends of net investment income daily and pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares

mainstayinvestments.com    21

Notes to Financial Statements (continued)

of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) Concentration of Risk. The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% on from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursement) was 0.47% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.02% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses do not exceed the following percentages of average daily net assets: Investor Class, 0.80%; Class A, 0.70%; Class B, 0.80%; and Class C, 0.80%. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

22    MainStay Money Market Fund

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund, or a particular class of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. It may be revised or terminated by the Manager at any time without notice.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $2,465,535 and waived its fees and/or reimbursed expenses in the amount of $3,277,067.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Contingent Deferred Sales Charge. Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares were redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another Fund in the Trust. The Fund was advised that NYLIFE Distributors LLC (the “Distributor”), an indirect wholly owned subsidiary of New York Life, received from shareholders the proceeds from contingent deferred sales charges of, Class A, Class B and Class C of $35,007, $164,592 and $16,271, respectively for the year ended October 31, 2011.

(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$233,196

Class A	611,819

Class B	415,179

Class C	113,232

(D) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(E) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$611	0.0	%‡

Class C	117	0.0	‡

‡	Less than one-tenth of a percent.

(F) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $8,124. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$2,448	$—	$(2,135)	$—	$313

The other temporary differences are primarily due to dividends payable.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$58,916	$118,289

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

mainstayinvestments.com    23

Notes to Financial Statements (continued)

Note 6–Capital Share Transactions

Investor Class (at $1 per share)	Shares

Year ended October 31, 2011:
Shares sold	55,640,962
Shares issued to shareholders in reinvestment of dividends	5,556
Shares redeemed	(48,995,174)

Net increase (decrease) in shares outstanding before conversion	6,651,344
Shares converted into Investor Class (See Note 1)	5,265,892
Shares converted from Investor Class (See Note 1)	(13,105,669)

Net increase (decrease)	(1,188,433)

Year ended October 31, 2010:
Shares sold	53,744,737
Shares issued to shareholders in reinvestment of dividends	13,680
Shares redeemed	(53,422,575)

Net increase (decrease) in shares outstanding before conversion	335,842
Shares converted into Investor Class (See Note 1)	13,297,505
Shares converted from Investor Class (See Note 1)	(16,485,615)

Net increase (decrease)	(2,852,268)

Class A (at $1 per share)	Shares

Year ended October 31, 2011:
Shares sold	448,411,673
Shares issued to shareholders in reinvestment of dividends	35,048
Shares redeemed	(385,368,151)

Net increase (decrease) in shares outstanding before conversion	63,078,570
Shares converted into Class A (See Note 1)	13,866,381
Shares converted from Class A (See Note 1)	(4,955,930)

Net increase (decrease)	71,989,021

Year ended October 31, 2010:
Shares sold	352,517,198
Shares issued to shareholders in reinvestment of dividends	65,335
Shares redeemed	(334,508,432)

Net increase (decrease) in shares outstanding before conversion	18,074,101
Shares converted into Class A (See Note 1)	16,856,364
Shares converted from Class A (See Note 1)	(12,862,782)

Net increase (decrease)	22,067,683

Class B (at $1 per share)	Shares

Year ended October 31, 2011:
Shares sold	36,254,235
Shares issued to shareholders in reinvestment of dividends	10,848
Shares redeemed	(50,814,001)

Net increase (decrease) in shares outstanding before conversion	(14,548,918)
Shares converted from Class B (See Note 1)	(1,070,674)

Net increase (decrease)	(15,619,592)

Year ended October 31, 2010:
Shares sold	38,638,162
Shares issued to shareholders in reinvestment of dividends	28,319
Shares redeemed	(63,778,006)

Net increase (decrease) in shares outstanding before conversion	(25,111,525)
Shares converted from Class B (See Note 1)	(805,472)

Net increase (decrease)	(25,916,997)

Class C (at $1 per share)	Shares

Year ended October 31, 2011:
Shares sold	51,972,218
Shares issued to shareholders in reinvestment of dividends	2,888
Shares redeemed	(45,382,993)

Net increase (decrease)	6,592,113

Year ended October 31, 2010:
Shares sold	36,451,758
Shares issued to shareholders in reinvestment of dividends	6,311
Shares redeemed	(42,341,583)

Net increase (decrease)	(5,883,514)

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24    MainStay Money Market Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Money Market Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Money Market Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    25

Federal Income Tax Information (Unaudited)

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26    MainStay Money Market Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    27

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

28    MainStay Money Market Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    29

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

30    MainStay Money Market Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    31

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York , NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24854 MS284-11	MSMM11-12/11
N12

MainStay Principal Preservation Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	16

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	23

Federal Income Tax Information	24

Proxy Voting Policies and Procedures and Proxy Voting Record	24

Shareholder Reports and Quarterly Portfolio Disclosure	24

Board Members and Officers	25

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Average Annual Total Returns for the Year Ended October 31, 2011

					Gross
					Expense
Class	Sales Charge	One Year	Five Years	Ten Years	Ratio[2]

Class I Shares[3]	No Sales Charge	0.01%	1.80%	2.00%	0.43%

7-Day Current Yield: 0.01%

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on current fee waivers and/or expense limitations, please refer to the notes to the financial statements. On November 27, 2007, McMorgan Principal Preservation Fund was reorganized into MainStay Principal Preservation Fund Class I shares. Prior to November 27, 2007, performance for MainStay Principal Preservation Fund Class I shares includes the historical performance of the McMorgan Class shares of the McMorgan Principal Preservation Fund.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of October 31, 2011, MainStay Principal Preservation Fund had an effective 7-day yield of 0.01% for Class I shares. The 7-day current yield was 0.01% for Class I shares. These yields reflect certain fee waivers and/or expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been –0.15% for Class I shares and the 7-day current yield would have been –0.15% for Class I shares. The current yield reflects the Fund’s earnings better than the Fund’s total return.

The footnote on the next page is an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Average Lipper Institutional Money Market Fund[4]	0.05%	1.74%	1.92%

4.	The average Lipper institutional money market fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the institutional money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Thomson Reuters, is an Independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges, expenses or taxes. Lipper averages are not class specific. Lipper returns are unaudited.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Principal Preservation Fund

Cost in Dollars of a $1,000 Investment in MainStay Principal Preservation Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Class I Shares	$1,000.00	$1,000.10	$0.76	$1,024.40	$0.77

1.	Expenses are equal to the Fund’s Class I annualized expense ratio (0.15%) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

Portfolio Composition as of October 31, 2011 (Unaudited)

Other Commercial Paper	43.30
Treasury Debt	17.90
Treasury Repurchase Agreements	9.40
Other Notes	8.90
Government Agency Debt	7.50
Financial Company Commercial Paper	6.30
Certificates of Deposit	6.10
Asset-Backed Commercial Paper	0.60
Other Assets, Less Liabilities	0.00

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

8    MainStay Principal Preservation Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers David E. Clement, CFA, and Thomas J. Girard of New York Life Investments,1 the Fund’s Manager.

How did MainStay Principal Preservation Fund perform relative to its peers during the 12 months ended October 31, 2011?

As of October 31, 2011, MainStay Principal Preservation Fund Class I shares provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended October 31, 2011, MainStay Principal Preservation Fund Class I shares returned 0.01%. The Fund underperformed the 0.05% return of the average Lipper2 institutional money market fund for the 12 months ended October 31, 2011.

What factors affected the Fund’s relative performance during the reporting period?

A variety of factors affected the Fund’s relative performance during the reporting period. Repurchase rates declined dramatically, which detracted from the Fund’s relative performance because we had been using repurchase agreements to help satisfy the requirement instituted by regulators last year that a money market fund must invest at least 30% of total assets in instruments that are readily convertible to cash within five business days. During the reporting period, some of the longer-dated higher-yielding floating-rate securities backed by the Federal Deposit Insurance Corporation (FDIC) that we purchased in 2009 began to mature. The maturities of the higher-yielding FDIC-backed securities detracted from performance because replacements with comparable backing and yield were difficult to find. An underweight position in European bank securities—a higher-yielding sector—detracted from relative performance. On the positive side, asset-backed securities and floating-rate agency securities added to the Fund’s relative performance.

What was the Fund’s duration3 strategy during the reporting period?

During the reporting period, we kept the Fund’s average weighted duration between 50 and 55 days. We view this as a longer duration because regulations prevent money market funds from maintaining an average weighted duration longer than 60 days. This strategy was particularly effective among LIBOR-based4 investments because of the steepness of the LIBOR yield curve5 relative to the Treasury curve.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Federal Open Market Committee (FOMC) kept the federal funds target rate in a very low range, which gave us the confidence to go out further on an upward-sloping yield curve during the first half of the reporting period. This was accomplished by using longer-dated Treasury coupon securities and asset-backed securities. (Asset-backed securities must be recorded as though they will mature on their legal maturity date even though their average lives are typically much shorter.)

We hedged this positioning by participating in the floating-rate securities market. In our opinion, the use of floating-rate securities offered two potential advantages. First, if interest rates rose, we would participate in the upward movement. Second, floating-rate securities offered what we felt were compelling yields compared to other available investments.

Later in the reporting period, negative sentiment regarding the Eurozone sovereign debt crisis was at the forefront of the market. This resulted in significant downward pressure on Treasury rates as money funds began to pare back their holdings of European bank paper in favor of Treasury securities. When the FOMC expressed its anticipation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013,” the flow of higher-yielding floating-rate assets sharply declined. This forced the Fund into the already crowded government and domestic commercial paper markets.

During the reporting period, which market segments were the strongest contributors to the Fund’s perfor-mance and which market segments were partic-
ularly weak?

The strongest contributors to the Fund’s performance included floating-rate securities (corporate and agency floaters) and asset-backed securities. The weakest contributors to the Fund’s performance were repurchase agreements and the Fund’s nonparticipation in longer-maturity Yankee bank issues.

Did the Fund make any significant purchases or sales during the reporting period?

Significant purchases that added to the Fund’s return during the reporting period included the asset-backed securities of Great America Leasing Receivables and Macquarie Equipment Funding Trust. The Fund’s yield was also strengthened by investments in the floating-rate securities of Federal Farm Credit Bank, Federal Home Loan Bank, Toronto-Dominion Bank and Sanofi-Aventis S.A. There were no significant sales during the reporting period.

1. New York Life Investments is a service mark used by New York Life Investment Management LLC.
2. See footnote on page 6 for more information on Lipper Inc.
3. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days and is considered a more accurate sensitivity gauge than average maturity.
4. London InterBank Offered Rate (LIBOR) is an interest rate that is widely used as a reference rate in bank, corporate and government lending agreements.
5. The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

mainstayinvestments.com    9

How did the Fund’s sector weightings change during the reporting period?

During the reporting period, we increased the Fund’s weightings in repurchase agreements, Treasury securities and asset-backed securities. The Fund decreased its weightings in FDIC-backed securities and agency securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Principal Preservation Fund

Portfolio of Investments October 31, 2011

	Principal	Amortized
	Amount	Cost
Short-Term Investments 100.0%†

Asset-Backed Commercial Paper 0.6%
Straight-A Funding LLC 0.16%, due 11/16/11 (a)(b)	$614,000	$613,959

Certificates of Deposit 6.1%
Bank of Nova Scotia 0.38%, due 3/22/12 (c)	945,000	945,000
National Australia Bank, Ltd. 0.28%, due 12/8/11	1,000,000	1,000,000
0.31%, due 1/9/12	945,000	945,000
Toronto-Dominion Bank (The) 0.315%, due 9/20/12 (c)	980,000	980,000
Westpac Banking Corp. 0.32%, due 2/1/12	940,000	940,000
0.46%, due 3/23/12	945,000	945,000

		5,755,000

Financial Company Commercial Paper 6.3%
Bank of Nova Scotia 0.10%, due 11/28/11 (a)	190,000	189,986
Caterpillar Financial Services Corp. 0.10%, due 12/6/11 (a)	1,135,000	1,134,890
National Rural Utilities Cooperative Finance Corp. 0.12%, due 11/30/11 (a)	1,135,000	1,134,890
0.12%, due 12/1/11 (a)	945,000	944,906
PACCAR Financial Corp. 0.06%, due 11/3/11 (a)	765,000	764,997
0.20%, due 11/15/11 (a)	805,000	804,937
Private Export Funding Corp. 0.05%, due 11/22/11 (a)(b)	935,000	934,973

		5,909,579

Government Agency Debt 7.5%
Federal Farm Credit Bank
0.10%, due 7/5/12 (c)	1,015,000	1,014,389
0.12%, due 11/4/11 (c)	1,205,000	1,205,000
0.25%, due 1/12/12 (c)	1,420,000	1,420,000
Federal Home Loan Bank 0.17%, due 1/24/12 (c)	1,130,000	1,130,000
Federal National Mortgage Association
0.273%, due 9/17/12 (c)	250,000	250,162
0.30%, due 9/13/12 (c)	270,000	270,235
Federal National Mortgage Association (Discount Note) 0.005%, due 11/7/11 (a)	1,795,000	1,794,999

		7,084,785

Other Commercial Paper 43.3%
BHP Billiton Finance (USA), Ltd. 0.14%, due 11/15/11 (a)(b)	250,000	249,986
Campbell Soup Co. 0.301%, due 12/14/11 (a)(b)	1,330,000	1,329,523
Canadian Wheat Board 0.05%, due 11/28/11 (a)	615,000	614,977
Caterpillar, Inc. 0.09%, due 12/22/11 (a)(b)	380,000	379,952
Cisco Systems, Inc. 0.081%, due 11/8/11 (a)(b)	950,000	949,985
Coca-Cola Co. (The)
0.08%, due 11/18/11 (a)(b)	940,000	939,964
0.11%, due 11/10/11 (a)(b)	975,000	974,973
0.12%, due 11/17/11 (a)(b)	465,000	464,975
Devon Energy Corp. 0.23%, due 11/1/11 (a)(b)	345,000	345,000
Duke Energy Corp. 0.34%, due 11/21/11 (a)(b)	384,000	383,927
E.I. du Pont de Nemours & Co. 0.17%, due 12/12/11 (a)(b)	380,000	379,927
Eli Lilly & Co. 0.04%, due 11/2/11 (a)(b)	665,000	664,999
Emerson Electric Co. 0.05%, due 11/3/11 (a)(b)	500,000	499,999
0.05%, due 11/9/11 (a)(b)	610,000	609,993
0.07%, due 11/14/11 (a)(b)	955,000	954,976
Exxon Mobil Corp. 0.05%, due 11/18/11 (a)	1,000,000	999,976
General Electric Co. 0.07%, due 11/17/11 (a)	940,000	939,971
Google, Inc. 0.05%, due 11/21/11 (a)(b)	940,000	939,974
0.06%, due 11/21/11 (a)(b)	1,135,000	1,134,962
Henkel of America, Inc. 0.14%, due 12/5/11 (a)(b)	315,000	314,958
Hewlett-Packard Co. 0.22%, due 1/17/12 (a)(b)	850,000	849,600
Illinois Tool Works, Inc. 0.06%, due 11/10/11 (a)(b)	790,000	789,988
0.07%, due 11/15/11 (a)(b)	1,130,000	1,129,969
International Business Machines Corp. 0.05%, due 11/7/11 (a)(b)	620,000	619,995
0.06%, due 11/16/11 (a)(b)	945,000	944,976
0.06%, due 12/13/11 (a)(b)	250,000	249,983
Johnson & Johnson
0.05%, due 11/28/11 (a)(b)	1,555,000	1,554,942
0.05%, due 12/27/11 (a)(b)	1,015,000	1,014,921
Kellogg Co. 0.22%, due 11/10/11 (a)(b)	370,000	369,980

†	Percentages indicated are based on Fund net assets.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments October 31, 2011 (continued)

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Commercial Paper (continued)

McDonald’s Corp. 0.07%, due 12/16/11 (a)(b)	$375,000	$374,967
0.08%, due 11/1/11 (a)(b)	650,000	650,000
Merck & Co., Inc. 0.06%, due 11/9/11 (a)(b)	950,000	949,987
Nestle Finance International, Ltd. 0.05%, due 12/1/11 (a)	1,135,000	1,134,953
Novartis Finance Corp. 0.07%, due 11/1/11 (a)(b)	960,000	960,000
0.09%, due 11/21/11 (a)(b)	1,020,000	1,019,949
Parker Hannifin Corp. 0.06%, due 11/9/11 (a)(b)	560,000	559,993
0.07%, due 11/30/11 (a)(b)	870,000	869,951
0.08%, due 11/22/11 (a)(b)	840,000	839,961
PepsiCo, Inc. 0.05%, due 12/16/11 (a)(b)	490,000	489,969
0.07%, due 12/5/11 (a)(b)	375,000	374,975
0.08%, due 11/22/11 (a)(b)	900,000	899,958
Procter & Gamble Co. (The) 0.10%, due 2/14/12 (a)(b)	935,000	934,727
Roche Holding, Inc. 0.06%, due 11/23/11 (a)(b)	955,000	954,965
Schlumberger Technology Corp. 0.12%, due 11/8/11 (a)(b)	980,000	979,977
Siemens Capital Co. LLC
0.12%, due 11/21/11 (a)(b)	940,000	939,937
0.14%, due 12/8/11 (a)(b)	960,000	959,862
0.14%, due 12/14/11 (a)(b)	265,000	264,956
South Carolina Electric & Gas Co. 0.385%, due 11/4/11 (a)	370,000	369,988
Target Corp. 0.06%, due 11/7/11 (a)	945,000	944,991
0.07%, due 11/7/11 (a)	450,000	449,995
Wal-Mart Stores, Inc. 0.05%, due 12/7/11 (a)(b)	945,000	944,953
0.09%, due 11/17/11 (a)(b)	900,000	899,964
Walt Disney Co. (The)
0.05%, due 11/29/11 (a)(b)	545,000	544,979
0.07%, due 12/6/11 (a)(b)	940,000	939,936

		40,851,244

Other Notes 8.9%
Bank of Nova Scotia 0.24%, due 11/16/11	970,000	970,000
BMW Vehicle Lease Trust Series 2011-1, Class A1 0.289%, due 4/20/12	101,318	101,318
BMW Vehicle Owner Trust Series 2011-A, Class A1 0.306%, due 9/25/12	169,564	169,564
CNH Equipment Trust
Series 2011-A, Class A1 0.336%, due 5/15/12	256,120	256,120
Series 2011-B, Class A1 0.384%, due 10/12/12	376,682	376,682
Enterprise Fleet Financing LLC Series 2011-2, Class A1 0.384%, due 7/20/12 (b)	277,246	277,246
Ford Credit Auto Owner Trust Series 2011-B, Class A1 0.219%, due 8/15/12 (b)	87,777	87,777
GE Equipment Midticket LLC Series 2011-1, Class A1 0.429%, due 10/22/12	250,000	250,000
GE Equipment Small Ticket LLC Series 2011-1A, Class A1 0.383%, due 2/21/12 (b)	30,458	30,458
GE Equipment Transportation LLC Series 2011-1, Class A1 0.294%, due 7/20/12	129,909	129,909
Great America Leasing Receivables Series 2011-1, Class A1 0.405%, due 3/15/12 (b)	50,562	50,562
Holmes Master Issuer PLC Series 2011-3A, Class A1 0.373%, due 7/15/12 (b)(c)	1,175,000	1,175,000
Huntington Auto Trust Series 2011-1A, Class A1 0.364%, due 9/17/12 (b)	215,278	215,278
International Bank for Reconstruction & Development 0.22%, due 7/25/12 (c)	875,000	875,000
John Deere Owner Trust Series 2011-A, Class A1 0.306%, due 5/11/12	143,042	143,042
Macquarie Equipment Funding Trust Series 2011-A, Class A1 0.432%, due 3/20/12 (b)	105,938	105,938
MMAF Equipment Finance LLC Series 2011-AA, Class A1 0.323%, due 8/15/12 (b)	133,599	133,599
Nissan Auto Lease Trust Series 2011-B, Class A1 0.35%, due 10/15/12	232,758	232,758
Nissan Auto Receivables Owner Trust Series 2011-A, Class A1 0.261%, due 4/16/12	107,635	107,635
Sanofi 0.413%, due 3/28/12 (c)	1,335,000	1,335,000

The notes to the financial statements are an integral part of,

12 MainStay Principal Preservation Fund	and should be read in conjunction with, the financial statements.

	Principal	Amortized
	Amount	Cost
Short-Term Investments (continued)

Other Notes (continued)

SMART Trust Series 2011-2USA, Class A1 0.365%, due 7/14/12 (b)	$215,615	$215,615
Toronto-Dominion Bank (The) 0.323%, due 1/12/12 (c)	1,130,000	1,130,000
World Omni Auto Receivables Trust Series 2011-A, Class A1 0.294%, due 3/15/12	18,975	18,975
World Omni Automobile Lease Securitization Trust Series 2011-A, Class A1 0.301%, due 4/16/12	48,841	48,841

		8,436,317

Treasury Debt 17.9%
United States Treasury Bill 0.01%, due 11/10/11 (a)	1,735,000	1,734,996
United States Treasury Notes
0.375%, due 8/31/12	250,000	250,263
0.375%, due 9/30/12	100,000	100,197
0.625%, due 6/30/12	1,455,000	1,458,791
0.625%, due 7/31/12	135,000	135,413
0.75%, due 5/31/12	1,265,000	1,268,821
0.875%, due 1/31/12	1,300,000	1,302,418
0.875%, due 2/29/12	1,830,000	1,834,384
1.00%, due 12/31/11	6,200,000	6,209,441
1.00%, due 3/31/12	1,375,000	1,379,356
1.00%, due 4/30/12	1,225,000	1,229,574

		16,903,654

Treasury Repurchase Agreements 9.4%
Bank of America N.A. 0.08%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $4,443,010 (Collateralized by a United States Treasury Bond with a rate of 4.50% and a maturity date of 8/15/39, with a Principal Amount of $3,698,000 and a Market Value of $4,531,920)	4,443,000	4,443,000
Deutsche Bank Securities, Inc. 0.09%, dated 10/31/11 due 11/1/11 Proceeds at Maturity $4,442,011 (Collateralized by a United States Treasury Note with a rate of 1.375% and a maturity date of 9/30/18, with a Principal Amount of $4,628,900 and a Market Value of $4,530,863)	4,442,000	4,442,000

		8,885,000

Total Short-Term Investments (Amortized Cost $94,439,538) (d)	100.0%	94,439,538
Other Assets, Less Liabilities	0.0 ‡	11,478
Net Assets	100.0%	$94,451,016

‡	Less than one-tenth of a percent.
(a)	Interest rate presented is yield to maturity.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.
(c)	Floating rate—Rate shown is the rate in effect at October 31, 2011.
(d)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments October 31, 2011 (continued)

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Asset-Backed Commercial Paper	$—	$613,959	$—	$613,959
Certificates of Deposit	—	5,755,000	—	5,755,000
Financial Company Commercial Paper	—	5,909,579	—	5,909,579
Government Agency Debt	—	7,084,785	—	7,084,785
Other Commercial Paper	—	40,851,244	—	40,851,244
Other Notes	—	8,436,317	—	8,436,317
Treasury Debt	—	16,903,654	—	16,903,654
Treasury Repurchase Agreements	—	8,885,000	—	8,885,000

Total Investments in Securities	$—	$94,439,538	$—	$94,439,538

(a)	For a complete listing of investments, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

14 MainStay Principal Preservation Fund	and should be read in conjunction with, the financial statements.

The table below sets forth the diversification of MainStay Principal Preservation Fund investments by industry.

Industry Diversification (Unaudited)

	Amortized
	Cost	Percent †
Automobile ABS	$1,475,007	1.6%
Banks	2,289,986	2.4
Beverages	4,144,814	4.4
Certificate of Deposit	5,755,000	6.1
Chemicals	694,885	0.7
Computers	2,664,554	2.8
Cosmetics & Personal Care	934,727	1.0
Electric	753,915	0.8
Electrical Components & Equipment	2,064,968	2.2
Finance—Auto Loans	1,949,886	2.1
Finance—Other Services	4,149,659	4.4
Food	2,834,456	3.0
Health Care—Products	2,569,863	2.7
Health Care—Services	954,965	1.0
Internet	2,074,936	2.2
Media	1,484,915	1.6
Mining	249,986	0.3
Miscellaneous—Manufacturing	7,294,588	7.7
Multi-National	875,000	0.9
Oil & Gas	2,324,953	2.5
Other ABS	1,476,310	1.6
Pharmaceuticals	4,929,935	5.2
Repurchase Agreements	8,885,000	9.4
Retail	4,264,870	4.5
Sovereign	614,977	0.6
Special Purpose Entity	1,563,944	1.7
U.S. Government & Agency	23,988,439	25.4
Whole Loan Collateral Collateralized Mortgage Obligation	1,175,000	1.2

	94,439,538	100.0
Other Assets, Less Liabilities	11,478	0.0 ‡

Net Assets	$94,451,016	100.0%

†	Percentages indicated are based on Fund net assets.
‡	Less than one-tenth of a percent.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (amortized cost $94,439,538)	$94,439,538
Cash	895
Receivables:
Interest	39,975
Fund shares sold	12,177
Other assets	15,166

Total assets	94,507,751

Liabilities
Payables:
Fund shares redeemed	22,050
Shareholder communication	11,750
Professional fees	11,154
Manager (See Note 3)	4,137
Transfer agent (See Note 3)	2,475
Custodian	1,663
Trustees	394
Accrued expenses	3,112

Total liabilities	56,735

Net assets	$94,451,016

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$944,677
Additional paid-in capital	93,505,736

94,450,413
Accumulated net realized gain (loss) on investments	603

Net assets	$94,451,016

Class I
Net assets applicable to outstanding shares	$94,451,016

Shares of beneficial interest outstanding	94,467,659

Net asset value and offering price per share outstanding	$1.00

The notes to the financial statements are an integral part of,

16 MainStay Principal Preservation Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest	$199,160

Expenses
Manager (See Note 3)	299,708
Professional fees	47,644
Registration	29,930
Shareholder communication	25,489
Custodian	25,078
Transfer agent (See Note 3)	19,632
Trustees	2,808
Miscellaneous	8,332

Total expenses before waiver/reimbursement	458,621
Expense waiver/reimbursement from Manager (See Note 3)	(271,169)

Net expenses	187,452

Net investment income (loss)	11,708

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	603

Net increase (decrease) in net assets resulting from operations	$12,311

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,708	$14,498
Net realized gain (loss) on investments	603	3,165

Net increase (decrease) in net assets resulting from operations	12,311	17,663

Dividends and distributions to shareholders:
From net investment income:
Class I	(14,884)	(14,459)
From net realized gain on investments:
Class I	—	(63,057)

Total dividends and distributions to shareholders	(14,884)	(77,516)

Capital share transactions:
Net proceeds from sale of shares	41,273,258	55,452,389
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	14,678	77,180
Cost of shares redeemed	(70,824,072)	(99,861,840)

Increase (decrease) in net assets derived from capital share transactions	(29,536,136)	(44,332,271)

Net increase (decrease) in net assets	(29,538,709)	(44,392,124)

Net Assets
Beginning of year	123,989,725	168,381,849

End of year	$94,451,016	$123,989,725

Undistributed net investment income at end of year	$—	$3,176

The notes to the financial statements are an integral part of,

18 MainStay Principal Preservation Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
							July 1,
							2007***
							through		Year ended
	Year ended October 31,						October 31,		June 30,
	2011		2010		2009	2008 (a)	2007		2007
Net asset value at beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.01	0.03	0.02		0.05
Net realized and unrealized gain (loss) on investments	0.00	‡	0.00	‡	—	0.00 ‡	(0.00	)‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.01	0.03	0.02		0.05

Less dividends and distributions:
From net investment income	(0.00	)‡	(0.00	)‡	(0.01)	(0.03)	(0.02)		(0.05)
From net realized gain on investments	—		(0.00	)‡	—	—	—		—
Return of capital	—		—		—	—	(0.00	)‡	—

Total dividends and distributions	(0.00	)‡	(0.00	)‡	(0.01)	(0.03)	(0.02)		(0.05)

Net asset value at end of period	$1.00		$1.00		$1.00	$1.00	$1.00		$1.00

Total investment return	0.01%		0.05%		0.93%	2.94%	1.69	%(b)	5.20	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.01%		0.01%		0.92%	2.91%	4.97	%††	5.08%
Net expenses	0.18%		0.25%		0.34%	0.30%	0.30	%††	0.30%
Expenses (before reimbursement/waiver)	0.44%		0.43%		0.49%	0.39%	0.49	%††	0.46%
Net assets at end of period (in 000’s)	$94,451		$123,990		$168,382	$199,284	$198,672		$182,080

††	Annualized.
‡	Less than one cent per share.
***	The McMorgan Principal Preservation Fund changed its fiscal year end from June 30 to October 31.
(a)	Effective November 27, 2007, shareholders of the McMorgan Principal Preservation Fund Class McMorgan shares became owners of Class I shares of the MainStay Principal Preservation Fund. Additionally, the accounting and performance history of the McMorgan Principal Preservation Fund was redesignated as that of Class I shares of MainStay Principal Preservation Fund.
(b)	Total investment return is not annualized.
(c)	The loss resulting from a compliance violation did not have an effect on total return.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Notes to Financial Statements

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Principal Preservation Fund (the “Fund”), a diversified fund.

The Fund currently offers one class of shares, Class I shares, which commenced operations (under a former designation known as “McMorgan Class” shares) on July 13, 1994. The Fund’s McMorgan Class shares were redesignated as Class I shares on November 27, 2007. Class I shares are offered at net asset value (“NAV”) without imposition of a front-end sales charge or a contingent deferred sales charge (“CDSC”).

The Fund’s investment objective is to seek to maximize current income consistent with maintaining liquidity and preserving capital.

The financial statements of the Fund reflect the historical information of McMorgan Principal Preservation Fund, a series of McMorgan Funds (the “McMorgan Trust”), prior to its reorganization. Upon the completion of the reorganization on November 27, 2007, the Class I shares of the Fund assumed the performance, financial and other historical information of the McMorgan Principal Preservation Fund.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Valuation of Fund Shares. The Fund seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis, and it has adopted certain investment, portfolio and dividend and distribution policies designed to enable it to do as such. The Fund’s NAV is generally calculated as of the close of regular trading (usually 4:00 pm Eastern time) on the New York Stock Exchange (“Exchange”) every day the Exchange is open. The Fund also calculates its NAV at 1:00 pm Eastern time every day the Exchange is open. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

(B) Securities Valuation. Securities are valued at their amortized cost per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

(C) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund declares

20    MainStay Principal Preservation Fund

dividends of net investment income daily and pays them monthly and declares and pays distribution of net realized capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued daily and discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the straight-line method.

(F) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(G) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H) Repurchase Agreements. The Fund may enter into repurchase agreements to earn income. The Fund may enter into repurchase agreements only with financial institutions that are deemed by the Manager (as defined in Note 3(A)) to be creditworthy, pursuant to guidelines established by the Fund’s Board. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to the seller secured by the securities transferred to the Fund.

When the Fund invests in repurchase agreements, the Fund’s custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Fund.

(I) Concentration of Risk. The Fund’s investments may include securities such as variable rate master demand notes, floating-rate notes and mortgage-related and asset-backed securities. If expectations about changes in interest rates, or assessments of an issuer’s credit worthiness or market conditions are incorrect, these types of investments could lose money.

The Fund may also invest in U.S. dollar denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

Note 3–Fees and Related Party Transactions

(A) Manager. New York Life Investment Management LLC (“New York Life Investments” or “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. New York Life Investments is responsible for the day-to-day portfolio management of the Fund directly, without a subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.25% of the Fund’s average daily net assets, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.29% for the year ended October 31, 2011, inclusive of a fee for fund accounting services of 0.04% of the Fund’s average daily net assets.

The Manager has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class I shares do not exceed 0.30% of its average daily net assets. This agreement expires on February 28, 2012 and may only be amended or terminated prior to that date by action of the Board. Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

From time to time, the Manager may limit expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund, or a particular class of the Fund, during periods when expenses have a significant impact on the yield of the Fund because of low interest rates. This expense limitation policy is voluntary and in addition to any

mainstayinvestments.com    21

Notes to Financial Statements (continued)

contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus. It may be revised or terminated by the Manager at any time without notice.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $299,708 and waived its fees and/or reimbursed expenses in the amount of $271,169.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s NAV, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Class I	$19,632

(C) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $1,719. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Capital	Other	Unrealized	Total
Ordinary	and Other	Temporary	Appreciation	Accumulated
Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$603	$—	$—	$—	$603

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized income (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$14,884	$77,516

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Capital Share Transactions

Class I (at $1 per share)	Shares

Year ended October 31, 2011:
Shares sold	41,273,258
Shares issued to shareholders in reinvestment of dividends	14,678
Shares redeemed	(70,824,072)

Net increase (decrease)	(29,536,136)

Year ended October 31, 2010:
Shares sold	55,452,389
Shares issued to shareholders in reinvestment of dividends and distributions	77,180
Shares redeemed	(99,861,840)

Net increase (decrease)	(44,332,271)

Note 7–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22    MainStay Principal Preservation Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Principal Preservation Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the four-year period ended October 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods presented through October 31, 2007, were audited by other auditors, whose report dated December 17, 2007, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Principal Preservation Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period ended October 31, 2011, in conformity with U.S. generally accepted accounting principles.

-s- KPMG LLP

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    23

Federal Income Tax Information (Unaudited)

In February 2012, shareholders will receive an IRS Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q and every month on Form N-MFP. In addition, the Fund will make available its complete schedule of portfolio holdings on its website at www.mainstayinvestments.com, five days after month-end. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). Form N-MFP will be made available to the public by the SEC 60 days after the month to which the information pertains, and a link to each of the most recent 12 months of filings on Form N-MFP will be provided on the Fund’s website. You can also obtain and review copies of Forms N-Q and N-MFP by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

24    MainStay Principal Preservation Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    25

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

26    MainStay Principal Preservation Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    27

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

28    MainStay Principal Preservation Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    29

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24855 MS284-11	MSPP11-12/11
ND2

MainStay Tax Free Bond Fund

Message from the President and Annual Report

October 31, 2011

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Message from the President

Volatility was the keynote of the 12 months ended October 31, 2011. U.S. stocks generally advanced, but a variety of domestic and international forces influenced the market.

Early in November 2010, the Federal Open Market Committee (FOMC) announced its intention to extend quantitative easing by purchasing additional longer-term Treasury securities. The stock market reacted positively to this news—and to the midterm elections—and stocks generally advanced through mid-February.

Beginning in December 2010, a wave of protests and civil unrest across North Africa and the Middle East led to a substantial rise in the price of oil. By mid-February, stock prices started to decline. In March, a major earthquake and tsunami in Japan caused manufacturing supply-line interruptions and further setbacks for equity investors. After a sharp decline and a rapid recovery, stocks reached their high point for the 12-month period at the end of April 2011.

Pressed by a weak economy, lackluster employment and widespread concerns about European sovereign debt, the stock market faced wide fluctuations in the coming months. The volatility included a precipitous decline at the end of July into early August. Shortly thereafter, the FOMC expressed its expectation that economic conditions were “likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

After several unsuccessful attempts to recover from their dramatic drop, U.S. stocks reached their low point for the reporting period in early October. Then, buoyed by positive economic data and progress in the European debt situation, the U.S. stock market advanced rapidly in October, to close the reporting period with its best monthly performance in nearly a decade.

International stocks suffered from the turmoil in the Middle East and North Africa, the natural disasters in Japan, the sovereign debt concerns in Europe and the added threat of an economic slowdown in China. For the 12-month period, international stocks declined overall, with particular weakness in Europe.

The bond markets felt the impact of the European debt crisis, and several European nations suffered downgrades. In July, the United States faced a congressional deadlock on raising the debt ceiling and reducing deficit spending. In early August, Standard & Poor’s downgraded the debt of the United States of America to AA+.

Slow progress in resolving the European debt situation led to a flight to quality (or a movement toward securities perceived to carry lower risk). Amid strong demand, U.S. Treasury securities saw prices rise and yields decline, despite the downgrade by Standard & Poor’s. High-grade corporate bonds also benefited; and among high-yield credits, higher-rated issues advanced relative to lower-rated issues, which generally carry higher levels of risk. Toward the end of the reporting period, the high-yield market as a whole recovered as the stock market rose.

Throughout the 12-month reporting period, our portfolio managers took note of shifting market forces. But their primary focus was on the investment objectives of their respective Funds and the long-term strategies they were pursuing to achieve them. Some may have sought to capitalize on day-to-day market inefficiencies, but all remained focused on the long-term interests of our shareholders. They sought to apply time-tested investment principles consistently throughout the reporting period.

The information that follows provides specifics about the securities, decisions and market forces that affected your MainStay Fund(s) during the 12 months ended October 31, 2011. Behind the details, we hope you’ll recognize the professionalism and discipline that guided our portfolio managers during this volatile period.

We thank you for investing with MainStay and look forward to serving you for many years to come.

Sincerely,

Stephen P. Fisher
President

Not part of the Annual Report

Annual Report

Investment and Performance Comparison	5

Portfolio Management Discussion and Analysis	9

Portfolio of Investments	11

Financial Statements	18

Notes to Financial Statements	24

Report of Independent Registered Public Accounting Firm	31

Federal Income Tax Information	32

Proxy Voting Policies and Procedures and Proxy Voting Record	32

Shareholder Reports and Quarterly Portfolio Disclosure	32

Board Members and Officers	33

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read the Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class B shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

(With sales charges)

Average Annual Total Returns for the Year Ended October 31, 2011

						Gross
						Expense
Class	Sales Charge		One Year	Five Years	Ten Years	Ratio[2]

Investor Class Shares[3]	Maximum 4.5% Initial Sales Charge	With sales charges	–1.70%	2.35%	3.03%	1.03%
		Excluding sales charges	2.93	3.30	3.51	1.03

Class A Shares	Maximum 4.5% Initial Sales Charge	With sales charges	–1.71	2.40	3.06	0.92
		Excluding sales charges	2.93	3.35	3.54	0.92

Class B Shares	Maximum 5% CDSC	With sales charges	–2.32	2.68	3.24	1.28
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges	2.58	3.02	3.24	1.28

Class C Shares	Maximum 1% CDSC	With sales charges	1.71	3.04	3.25	1.28
	if Redeemed Within One Year of Purchase	Excluding sales charges	2.69	3.04	3.25	1.28

Class I Shares[4]	No Sales Charge		3.29	3.59	3.78	0.67

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund-share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, change in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations, please refer to the notes to the financial statements.

2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	Performance figures for Investor Class shares, first offered on February 28, 2008, include the historical performance of Class A shares through February 27, 2008, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Investor Class shares might have been lower.
4.	Performance figures for Class I shares, first offered on December 21, 2009, include the historical performance of Class B shares through December 20, 2009, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for Class I shares might have been lower.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

mainstayinvestments.com    5

	One	Five	Ten
Benchmark Performance	Year	Years	Years

Barclays Capital Municipal Bond Index[5]	3.78%	4.80%	4.93%

Average Lipper General Municipal Debt Fund[6]	2.83	3.31	3.90

5.	The Barclays Capital Municipal Bond Index includes approximately 15,000 municipal bonds, rated Baa or better by Moody’s, with a maturity of at least two years. Bonds subject to the Alternative Minimum Tax or with floating or zero coupons are excluded. The Barclays Capital Municipal Bond Index is the Fund’s broad-based securities market index for comparison purposes. Total returns assume the reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.	The average Lipper general municipal debt fund is representative of funds that invest primarily in municipal debt issues in the top four credit ratings. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6    MainStay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay Tax Free Bond Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from May 1, 2011, to October 31, 2011, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from May 1, 2011, to October 31, 2011.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended October 31, 2011. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

				Ending Account
		Ending Account		Value (Based
		Value (Based		on Hypothetical
	Beginning	on Actual	Expenses	5% Annualized	Expenses
	Account	Returns and	Paid	Return and	Paid
	Value	Expenses)	During	Actual Expenses)	During
Share Class	5/1/11	10/31/11	Period[1]	10/31/11	Period[1]
Investor Class Shares	$1,000.00	$1,065.50	$4.69	$1,020.70	$4.58

Class A Shares	$1,000.00	$1,065.00	$4.27	$1,021.10	$4.18

Class B Shares	$1,000.00	$1,063.30	$5.98	$1,019.40	$5.85

Class C Shares	$1,000.00	$1,063.20	$5.98	$1,019.40	$5.85

Class I Shares	$1,000.00	$1,066.30	$2.97	$1,022.30	$2.91

1.	Expenses are equal to the Fund’s annualized expense ratio of each class (0.90% for Investor Class, 0.82% for Class A, 1.15% for Class B and Class C and 0.57% for Class I) multiplied by the average account value over the period, divided by 365 and multiplied by 184 (to reflect the one-half year period). The table above represents the actual expenses incurred during the one-half year period.

mainstayinvestments.com    7

State Composition as of October 31, 2011 (Unaudited)

California	19.3%
New Jersey	9.7
Texas	9.7
Louisiana	7.3
Michigan	5.5
Massachusetts	4.4
Illinois	4.3
Florida	4.0
Puerto Rico	4.0
Ohio	3.4
Pennsylvania	3.4
New York	3.2
Colorado	2.4
Georgia	2.4
Tennessee	1.9
Indiana	1.6
South Carolina	1.6
U.S. Virgin Islands	1.6
Alabama	1.2
Nevada	1.2
North Carolina	1.1
Arizona	1.0
Mississippi	1.0
Wisconsin	1.0
Hawaii	0.8
North Dakota	0.7
Rhode Island	0.5
Washington	0.5
Utah	0.3
Wyoming	0.3
Vermont	0.2
Other Assets, Less Liabilities	0.5

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Issuers Held as of October 31, 2011 (excluding short-term investment)

1.	Texas Private Activity Bond Surface Transportation Corp. Revenue, 6.875%–7.50%, due 6/30/32–6/30/40
2.	California State, 6.00%–6.50%, due 4/1/33–11/1/35
3.	Detroit, Michigan Sewer Disposal System Revenue, 5.25%–7.50%, due 7/1/20–7/1/33
4.	Massachusetts State Health & Educational Facilities Authority Revenue, Suffolk University, 6.00%–6.25%, due 7/1/24–7/1/30
5.	Louisiana State Citizens Property Insurance Corp. Revenue, 6.125%, due 6/1/25
6.	Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center Revenue, 6.00%, due 1/1/39
7.	Houston Higher Education Finance Corp., 6.50%–6.875%, due 5/15/31–5/15/41
8.	New Jersey Economic Development Authority Revenue, Cigarette Tax, 5.50%–5.75%, due 6/15/29–6/15/31
9.	Puerto Rico Industrial Tourist Educational Medical & Environmental, Control Facility Financing Authority, 6.00%, due 7/1/33
10.	E-470 Public Highway Authority Colorado Revenue, 0.00%–5.50%, due 9/1/24–9/1/27

8    MainStay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, and Michael Petty of MacKay Shields LLC, the Fund’s Subadvisor.

How did MainStay Tax Free Bond Fund perform relative to its peers and its benchmark during the 12 months ended October 31, 2011?

Excluding all sales charges, MainStay Tax Free Bond Fund returned 2.93% for Investor Class shares and Class A shares, 2.58% for Class B shares and 2.69% for Class C shares for the 12 months ended October 31, 2011. Over the same period, Class I shares returned 3.29%. Investor Class, Class A and Class I shares outperformed—and Class B and Class C shares underperformed—the 2.83% return of the average Lipper1 general municipal debt fund. All share classes underperformed the 3.78% return of the Barclays Capital Municipal Bond Index2 for the 12 months ended October 31, 2011. The Barclays Capital Municipal Bond Index is the Fund’s broad-based securities-market index. See page 5 for Fund returns with sales charges.

What factors affected the Fund’s relative performance during the reporting period?

The Fund underperformed the Barclays Capital Municipal Bond Index during the reporting period because of an overweight position in securities with maturities greater than 15 years and an overweight position in securities rated BBB.3 These securities underperformed intermediate (10 year) bonds and higher- grade (AAA and AA)4 bonds as investors sought the perceived safety of stronger credit quality and shorter maturities in a period marked by uncertainty over municipal finances and increased interest-rate volatility.

During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?

During the reporting period, we utilized U.S. Treasury futures to shorten the duration of the Fund and mute price volatility. This strategy enabled the Fund to maintain its exposure to what we felt were the most attractive segments of the municipal market, specifically municipal bonds with maturities of 15 years or more and municipal bonds rated A5 and BBB.

What was the Fund’s duration6 strategy during the reporting period?

Overall, our strategy is to keep the Fund’s duration close to that of the Barclays Capital Municipal Bond Index. At times, depending on conditions in the municipal market, seasonal technicals (supply & demand) and our outlook for what lies ahead, we may adjust the Fund’s duration modestly shorter or longer. During the reporting period, the Fund’s duration was longer than that of the benchmark because of our views regarding the attractiveness of the market in general as well as the relative value of securities with maturities of 15 years or more.

What specific factors, risks or market forces prompted significant decisions for the Fund during the reporting period?

The Fund benefited from the volatility in the municipal market during the reporting period. Unlike most of the Morningstar7 Muni National Long peer funds, the Fund was cash-flow positive during the majority of the 12 months ended October 31, 2011. This allowed the Fund to continue purchasing securities that we felt were attractively priced in a volatile rate environment, which helped increase the Fund’s distribution rate. In addition, during the first half of the reporting period, concerns about the ability of municipalities to meet their obligations caused certain municipal market sectors to trade at significantly wide spreads.8 As new cash flowed into the Fund, we concentrated investments in those sectors on the belief that these investments might benefit shareholders in the future.

1. See footnote on page 6 for more information on Lipper Inc.
2. See footnote on page 6 for more information on the Barclays Capital Municipal Bond Index.
3. An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. It is the opinion of S&P, however, that adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4. An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (‘‘S&P’’), and, in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
5. An obligation rated ‘A’ by Standard & Poor’s (“S&P”) is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor’s capacity to meet its financial commitment on the obligation is still strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
6. Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
7. Morningstar Muni National Long portfolios invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. To lower risk, these portfolios spread their assets across many states and sectors. These portfolios have durations of more than seven years (or, if duration is unavailable, average maturities of more than 12 years).
8. The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

mainstayinvestments.com    9

During the reporting period, which market segments were the strongest positive contributors to the Fund’s performance and which market segments were particularly weak?

On an absolute basis, the most significant positive contribution to the Fund’s performance came from an increase in general obligation debt, specifically state of California bonds. (Contributions take weightings and total returns into account.) California bonds started trading at wide spreads in January 2011, at which time the Fund increased its exposure to those securities. They were subsequently some of the best-performing bonds in the market, and we took advantage of the spread tightening by selling those bonds into that market strength. The Fund’s exposure to shorter duration (or currently callable) bonds also made a positive contribution. These securities held up very well despite the market volatility during the reporting period.

During the reporting period, the Fund’s exposure to longer-dated securities detracted from absolute performance as concerns over the direction of interest rates and the threat of higher inflation weighed on this part of the municipal market. Also detracting from performance were a few of the Fund’s legacy tobacco positions. Although they are short-average-life bonds, they came under pressure from increased selling during the reporting period.

Did the Fund make any significant purchases or sales during the reporting period?

Because the Fund was cash flow positive during most of the reporting period, we were consistently buying securities on behalf of the Fund. In addition to the increase in California general obligation debt, the Fund took advantage of new issues that came into the primary market. Most of the deals that came to market were, in our opinion, priced at attractive levels, with considerable concessions because of market concerns about municipal credits and the general direction of interest rates.

How did the Fund’s sector weightings change during the reporting period?

As previously mentioned, we increased the Fund’s exposure to general obligation debt, specifically state of California debt, during the reporting period. We also increased the Fund’s exposure to the health care sector as spreads for hospital bonds began trading at extremely wide levels by historical measures. We reduced the Fund’s overweight position in water/sewer bonds as their spreads tightened during the reporting period.

How was the Fund positioned at the end of the report-ing period?

As of October 31, 2011, the Fund was overweight relative to the Barclays Capital Municipal Bond Index in bonds with maturities of 15 years or longer. The Fund was also overweight relative to the benchmark in credits rated A and BBB and in the health care sector.

On the same date, the Fund held an underweight position relative to the benchmark in securities rated AA and higher and in bonds with maturities of less than 10 years. We felt that these sectors could have a higher correlation to inflation and potentially higher interest rates than the rest of the municipal market. As of October 31, 2011, the Fund continued to have a longer duration than the Barclays Capital Municipal Bond Index.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10    MainStay Tax Free Bond Fund

Portfolio of Investments††† October 31, 2011

	Principal
	Amount	Value
Municipal Bonds 97.7%†

Alabama 1.2%
Alabama Water Pollution Control Authority Refunding, Revolving Fund Loan Series B, Insured: AMBAC 4.125%, due 2/15/14	$1,550,000	$1,436,183
Bessemer, Alabama Medical Clinic Board Revenue, Bessemer Carraway Medical Center Series A, Insured: NATL-RE 5.875%, due 5/15/26	1,000,000	1,000,280
Jefferson County, Alabama Limited Obligation School Warrant Insured: AGM 5.50%, due 1/1/21	2,380,000	2,361,246

		4,797,709

Arizona 1.0%
Pima County Industrial Development Authority Lease Revenue, Metro Police Facility Series A 6.00%, due 7/1/41	4,000,000	4,263,640

California 19.3%
Abag, California Finance Authority for Nonprofit Corporations 0.26%, due 7/1/38 (a)	4,000,000	4,000,000
Anaheim, California, School District, General Obligation Insured: AGM 6.25%, due 8/1/40	2,700,000	3,095,793
California Educational Facilities Authority Revenue 6.125%, due 10/1/30	1,375,000	1,530,554
California Health Facilities Financing Authority Revenue
Series A 5.50%, due 11/15/40	2,800,000	2,974,132
Series A 6.25%, due 2/1/26	500,000	538,685
California Health Facilities Financing Authority Revenue, Catholic Healthcare Series A 6.00%, due 7/1/34	3,000,000	3,235,380
California Infrastructure & Economic Development Bank Revenue, California Independent System Operator Corp. Series A 5.50%, due 2/1/30	5,400,000	5,682,042
X California State
6.00%, due 11/1/35	2,500,000	2,795,000
6.25%, due 11/1/34	5,000,000	5,677,650
6.50%, due 4/1/33	2,530,000	2,957,115
California State Public Works Revenue, Various Capital Project Series G1 5.75%, due 10/1/30	1,400,000	1,473,024
California Statewide Communities Development Authority Revenue 5.25%, due 11/1/30	1,475,000	1,515,990
California Statewide Communities Development Authority Revenue, Aspire Public School 6.375%, due 7/1/45	3,000,000	3,011,640
Dublin-San Ramon Services District, California, Refunding Water Revenue 5.50%, due 8/1/36	4,035,000	4,307,362
Fresno, California Unified School District Election, General Obligation Series G (zero coupon), due 8/1/28	1,025,000	352,477
Golden State Tobacco Securitization Corp. Series A-1 4.50%, due 6/1/27	4,595,000	3,718,274
Hayward, California Unified School District, Capital Appreciation Election Series A, Insured: AGM (zero coupon), due 8/1/36	12,500,000	2,278,250
Series A, Insured: AGM (zero coupon), due 8/1/37	7,000,000	1,187,340
March Joint Powers Redevelopment Agency Tax Allocation, Air Force Base Redevelopment Project Series B 7.50%, due 8/1/41	3,000,000	3,302,520
Morongo, California Unified School District Election Series B, Insured: GTY 5.25%, due 8/1/38	3,600,000	3,724,164

†	Percentages indicated are based on Fund net assets.

X	Among the Fund’s 10 largest issuers held, as of October 31, 2011, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 11

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

California (continued)

Mountain House Public Financing Authority, California Utility System Revenue 5.75%, due 12/1/35	$1,750,000	$1,797,233
National City Community Development Commission Tax Allocation, National City Redevelopment Project 7.00%, due 8/1/32	3,500,000	3,821,265
Perris Union High School District Insured: AGM 3.85%, due 9/1/33 (a)	3,500,000	3,500,000
Sacramento, California Unified School District Election Series C, Insured: NATL-RE 5.125%, due 7/1/31	1,945,000	1,994,442
San Jose, California Airport Revenue Series A 6.25%, due 3/1/34 (b)	4,250,000	4,600,837
San Ysidro, California School District, General Obligation Series F, Insured: AGM (zero coupon), due 8/1/47	24,860,000	1,815,774
Series F, Insured AGM (zero coupon), due 8/1/48	26,105,000	1,759,738
Series F, Insured AGM (zero coupon), due 8/1/50	26,780,000	1,525,389

		78,172,070

Colorado 2.4%
X E-470 Public Highway Authority Colorado Revenue Series A, Insured: NATL-RE (zero coupon), due 9/1/27	6,250,000	2,216,687
Series B-1, Insured: NATL-RE 5.50%, due 9/1/24	4,145,000	4,122,037
Series D-1, Insured: NATL-RE 5.50%, due 9/1/24	1,500,000	1,491,690
Park Creek Metropolitan District Revenue Series A, Insured: AGM 6.125%, due 12/1/41	1,850,000	2,012,338

		9,842,752

Florida 4.0%
Bay County Florida Educational Facilities Revenue Series A 6.00%, due 9/1/40	1,150,000	1,068,373
Citizens Property Insurance Corp. Revenue Series A-1 5.25%, due 6/1/17	3,500,000	3,830,925
Lee County Florida School Board Series A, Insured: AGM 4.75%, due 8/1/18	4,000,000	4,197,560
Miami-Dade County Florida Solid Waste System Revenue Insured: NATL-RE 5.00%, due 10/1/19	1,735,000	1,861,082
Miami-Dade County Florida Special Obligation Revenue Series A, Insured: NATL-RE (zero coupon), due 10/1/38	245,000	40,555
Orlando & Orange County Florida Expressway Authority Revenue Series B, Insured: AMBAC 5.00%, due 7/1/30	5,000,000	5,059,050

		16,057,545

Georgia 2.4%
Atlanta, Georgia Airport Passenger Facility Charge Revenue Series J, Insured: AGM 5.00%, due 1/1/34	3,500,000	3,579,415
Atlanta, Georgia Water & Wastewater Revenue Series A 6.25%, due 11/1/39	4,125,000	4,586,464
Fulton County Georgia Development Authority Revenue, Piedmont Healthcare, Inc. Series A 5.00%, due 6/15/32	1,700,000	1,736,091

		9,901,970

Hawaii 0.8%
Hawaii State Department of Budget and Finance Revenue, Hawaiian Electric Co. 6.50%, due 7/1/39	3,000,000	3,209,910

Illinois 4.3%
Chicago, Illinois Board of Education, General Obligation Series A 5.50%, due 12/1/39	5,000,000	5,307,750
Chicago, Illinois Housing Authority Capital Program Revenue Insured: AGM 5.00%, due 7/1/23	4,000,000	4,204,160
Gilberts, Illinois Special Service Area No. 9 Special Tax Insured: GTY 4.75%, due 3/1/30	3,865,000	3,676,118
Illinois Finance Authority Revenue, Chicago Charter School Project 5.00%, due 12/1/36	2,500,000	2,204,250

The notes to the financial statements are an integral part of,

12 MainStay Tax Free Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

Illinois (continued)

Knox & Warren Counties, Illinois Community Unit School District No. 205 Galesburg General Obligation
Series A 4.25%, due 1/1/19	$240,000	$256,253
Series A 5.00%, due 1/1/20	205,000	228,132
Series A
5.00%, due 1/1/21	100,000	110,474
Series A 5.00%, due 1/1/22	360,000	392,720
Series A 5.125%, due 1/1/23	250,000	272,695
Series A 5.50%, due 1/1/24	380,000	418,912
Series A 5.50%, due 1/1/25	455,000	495,076

		17,566,540

Indiana 1.6%
Indiana Finance Authority Hospital Revenue, King’s Daughter Hospital 5.50%, due 8/15/40	5,590,000	5,169,073
Indianapolis, Indiana Public Improvement Bond Bank Series A, Insured: GTY 5.50%, due 1/1/38	1,100,000	1,185,877

		6,354,950

Louisiana 7.3%
X Jefferson Parish, Louisiana Hospital Service District No. 1, West Jefferson Medical Center Revenue Series A, Insured: AGM 6.00%, due 1/1/39	7,800,000	8,188,830
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Series A, Insured: AMBAC 5.625%, due 10/1/16	1,425,000	1,425,869
Louisiana Public Facilities Authority Hospital Revenue, Franciscan Mission Aries 6.75%, due 7/1/39	3,000,000	3,285,690
Louisiana Public Facilities Authority Revenue, Ochsner Clinic 6.25%, due 5/15/31	5,690,000	6,057,631
Louisiana State Citizens Property Insurance Corp. Assessment Revenue Series B, Insured: AMBAC 5.00%, due 6/1/20	2,340,000	2,410,060
X Louisiana State Citizens Property Insurance Corp. Revenue Series C-3, Insured: GTY 6.125%, due 6/1/25	7,455,000	8,314,785

		29,682,865

Massachusetts 4.4%
Massachusetts Educational Financing Authority Revenue
Series B 5.70%, due 1/1/31 (b)	2,740,000	2,794,389
Series I 6.00%, due 1/1/28	3,655,000	3,998,533
X Massachusetts State Health & Educational Facilities Authority Revenue, Suffolk University
Series A 6.00%, due 7/1/24	2,000,000	2,164,260
Series A 6.25%, due 7/1/30	6,450,000	6,927,945
Metropolitan Boston Transit Parking Corp. 5.25%, due 7/1/36	2,000,000	2,117,200

		18,002,327

Michigan 3.7%
X Detroit, Michigan Sewer Disposal System Revenue
Series A, Insured: NATL-RE 5.25%, due 7/1/20	2,000,000	2,119,280
Series C-1, Insured: AGM 7.00%, due 7/1/27	2,500,000	2,930,450
Series B, Insured: AGM 7.50%, due 7/1/33	3,900,000	4,630,353
Michigan Finance Authority Revenue 5.50%, due 6/1/21	5,000,000	5,246,550
Michigan Tobacco Settlement Finance Authority Series A 6.00%, due 6/1/34	250,000	188,473

		15,115,106

Mississippi 1.0%
Mississippi Business Finance Corp. Pollution Control Revenue, System Energy Resources 5.875%, due 4/1/22	4,000,000	4,020,000

Nevada 1.2%
Clark County Nevada Passenger Facility Charge Revenue, Las Vegas-McCarran International Airport Series A-2, Insured: AMBAC 5.00%, due 7/1/26	2,000,000	2,098,860

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 13

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

Nevada (continued)

Las Vegas Convention and Visitors Authority Revenue Series E, Insured: AGM 5.50%, due 7/1/40	$2,450,000	$2,590,728

		4,689,588

New Jersey 9.7%
Camden County, New Jersey Improvement Authority Revenue Series A 5.75%, due 2/15/34	3,500,000	3,365,845
X New Jersey Economic Development Authority Revenue, Cigarette Tax
5.50%, due 6/15/31	3,420,000	3,190,518
5.75%, due 6/15/29	4,925,000	4,817,980
New Jersey Economic Development Authority Revenue, MSU Student Housing Project 5.875%, due 6/1/42	1,000,000	1,010,340
New Jersey Economic Development Authority Revenue, MSU Student Housing Project-Provident Group-Montclair LLC 5.375%, due 6/1/25	4,500,000	4,547,565
New Jersey Health Care Facilities Financing Authority Revenue 6.00%, due 7/1/26	7,050,000	7,207,497
New Jersey Health Care Facilities Financing Authority Revenue, Hackensack University Medical Center Insured: GTY 5.25%, due 1/1/31	2,760,000	2,863,445
New Jersey State Higher Education Assistance Authority Revenue, Student Loan Series A, Insured: GTY 6.125%, due 6/1/30 (b)	4,000,000	4,175,520
Newark, New Jersey Housing Authority Revenue, South Ward Police Facility Insured: GTY 6.75%, due 12/1/38	4,000,000	4,670,440
Tobacco Settlement Financing Corp., New Jersey Series 1A 4.50%, due 6/1/23	3,745,000	3,412,107

		39,261,257

New York 3.2%
New York Liberty Development Corp. Revenue Refunding, Second Priority Bank of America 6.375%, due 7/15/49	5,000,000	5,201,600
New York State Dormitory Authority Revenue 5.50%, due 7/1/40	540,000	572,989
New York State Mortgage Agency
Series 150 3.50%, due 10/1/37 (a)(b)	700,000	700,000
Series 142 3.50%, due 10/1/37 (a)(b)	6,150,000	6,150,000
New York, General Obligation 0.55%, due 1/1/36 (a)	500,000	500,000

		13,124,589

North Carolina 1.1%
North Carolina Turnpike Authority Series A, Insured: GTY 5.75%, due 1/1/39	4,000,000	4,309,480

North Dakota 0.7%
Mclean County North Dakota Solid Waste Facilities Revenue Series A 4.875%, due 7/1/26	2,700,000	2,777,706

Ohio 3.4%
Cleveland-Cuyahoga County Ohio Port Authority Revenue 6.00%, due 11/15/25	1,980,000	2,190,019
Lucas County Ohio Hospital Revenue, Promedica Healthcare Obligated Group Insured: AMBAC 5.375%, due 11/15/29	2,830,000	2,831,557
Toledo-Lucas County Port Authority Development Revenue
Series A 5.10%, due 5/15/12	220,000	219,575
Series B 6.25%, due 5/15/24 (b)	1,030,000	1,031,009
Toledo-Lucas County Port Authority Special Assessment Revenue, Crocker Park Public Improvement Project 5.375%, due 12/1/35	3,830,000	3,389,358
University of Cincinnati, Ohio, Receipts Series A, Insured: AMBAC 5.00%, due 6/1/31	4,090,000	4,243,048

		13,904,566

Pennsylvania 3.4%
Montgomery County Industrial Development Authority 5.25%, due 8/1/33	175,000	181,129

The notes to the financial statements are an integral part of,

14 MainStay Tax Free Bond Fund	and should be read in conjunction with, the financial statements.

	Principal
	Amount	Value
Municipal Bonds (continued)

Pennsylvania (continued)

Montgomery County, Pennsylvania, Industrial Development Authority Revenue, Acts Retirement Communities Series A 4.50%, due 11/15/36	$2,500,000	$2,021,325
Pennsylvania State Turnpike Commission Revenue Series B 5.75%, due 6/1/39	4,000,000	4,269,080
Philadelphia, PA 6.50%, due 8/1/41	5,125,000	5,829,380
W. Shore Pennsylvania Area Authority Hospital Revenue Series B 5.625%, due 1/1/32	1,500,000	1,490,925

		13,791,839

Puerto Rico 4.0%
Puerto Rico Commonwealth Series C 6.50%, due 7/1/40	2,500,000	2,766,300
Puerto Rico Commonwealth, Refunding, Public Improvement Series B 6.50%, due 7/1/37	3,500,000	3,814,370
X Puerto Rico Industrial Tourist Educational Medical & Environmental, Control Facility Financing Authority Series A 6.00%, due 7/1/33	7,545,000	7,977,857
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series A 6.375%, due 8/1/39	1,500,000	1,666,635

		16,225,162

Rhode Island 0.5%
Providence Public Buildings Authority Revenue Series A, Insured: AGM 5.875%, due 6/15/26	2,000,000	2,128,320

South Carolina 1.6%
Piedmont Municipal Power Agency Electric Revenue Series C, Insured: GTY 5.75%, due 1/1/34	5,895,000	6,435,630

Tennessee 1.9%
Chattanooga Health Educational & Housing Facility Board Revenue Series A 5.125%, due 10/1/35	1,000,000	896,580
Johnson City Tennessee Health And Educational Facilities Board Hospital Revenue Series A 6.50%, due 7/1/38	6,500,000	6,982,105

		7,878,685

Texas 9.7%
Central Texas Regional Mobility Authority Revenue 5.75%, due 1/1/31	4,100,000	4,143,255
Clifton Texas Higher Education Finance Corp. Revenue Series A 6.125%, due 12/1/40	2,250,000	2,286,653
Dallas-Fort Worth, Texas International Airport Facilities Improvement Revenue Series A, Insured: NATL-RE 6.00%, due 11/1/28 (b)	1,370,000	1,372,151
Harris County-Houston, Texas Sports Authority Revenue Series G, Insured: NATL-RE 5.25%, due 11/15/30	500,000	467,990
X Houston Higher Education Finance Corp.
Series A 6.50%, due 5/15/31	1,050,000	1,118,271
Series A 6.875%, due 5/15/41	6,450,000	6,927,880
Houston Texas Hotel Occupancy Tax & Special Revenue Series B 5.00%, due 9/1/31	2,000,000	2,014,800
North Texas Throughway Authority Revenue Series F 5.75%, due 1/1/38	1,800,000	1,855,818
San Juan, Texas Higher Education Finance Authority Revenue, Idea Public Schools Series A 6.70%, due 8/15/40	1,275,000	1,337,258
X Texas Private Activity Bond Surface Transportation Corp. Revenue
6.875%, due 12/31/39	2,000,000	2,139,420
7.00%, due 6/30/40	2,640,000	2,845,682
Series Lien-LBG 7.50%, due 6/30/32	4,095,000	4,620,020
7.50%, due 6/30/33	6,500,000	7,274,215

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 15

Portfolio of Investments††† October 31, 2011 (continued)

	Principal
	Amount	Value
Municipal Bonds (continued)

Texas (continued)

Texas State, Public Finance Authority, Charter School Finance Corp. Revenue Series A 6.20%, due 2/15/40	$1,000,000	$1,019,990

		39,423,403

U.S. Virgin Islands 1.6%
Virgin Islands Public Finance Authority Series A 6.75%, due 10/1/37	6,000,000	6,441,960

Utah 0.3%
Herriman Utah Special Assessment 5.00%, due 11/1/24	575,000	596,148
5.00%, due 11/1/29	425,000	436,097

		1,032,245

Vermont 0.2%
Burlington, Vermont Electric Revenue Series A 5.375%, due 7/1/27	610,000	615,905

Washington 0.5%
Everett Public Facilities District Project Revenue 3.00%, due 4/1/36 (a)	500,000	500,000
FYI Properties Wash Lease Revenue 5.50%, due 6/1/39	1,500,000	1,599,870

		2,099,870

Wisconsin 1.0%
Wisconsin State Health & Educational Facilities Authority Revenue 5.00%, due 7/1/20	1,785,000	1,821,700
5.00%, due 7/1/25	2,270,000	2,275,879

		4,097,579

Wyoming 0.3%
West Park Hospital District Revenue Series A 6.375%, due 6/1/26	1,000,000	1,066,360

Total Municipal Bonds (Cost $383,202,282)		396,291,528

Short-Term Investment 1.8%

Municipal Bond 1.8%
Michigan 1.8%
Michigan Finance Authority Revenue Series A-1 6.45%, due 2/20/12	7,400,000	7,494,202

Total Short-Term Investment (Cost $7,400,000)		7,494,202

Total Investments (Cost $390,602,282) (e)	99.5%	403,785,730
Other Assets, Less Liabilities	0.5	1,883,112
Net Assets	100.0%	$405,668,842

		Unrealized
	Contracts	Appreciation
	Short	(Depreciation) (c)
Futures Contracts 0.1%

United States Treasury Notes December 2011 (10 Year) (d)	(450)	$590,513

Total Futures Contracts (Settlement Value $58,078,125)		$590,513

†††	On a daily basis New York Life Investments confirms that the value of the Fund’s liquid assets (liquid portfolio securities and cash) is sufficient to cover its potential senior securities (e.g., futures, swaps, options).
(a)	Variable rate securities that may be tendered back to the issuer at any time prior to maturity at par. Rate shown is the rate in effect at October 31, 2011.
(b)	Interest on these securities is subject to alternative minimum tax.
(c)	Represents the difference between the value of the contracts at the time they were opened and the value at October 31, 2011.
(d)	At October 31, 2011, cash in the amount of $720,000 is on deposit with the broker for futures transactions.
(e)	At October 31, 2011, cost is $390,602,282 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$13,820,078
Gross unrealized depreciation	(636,630)

Net unrealized appreciation	$13,183,448

The following abbreviations are used in the above portfolio:

AGM—Assured Guaranty Municipal Corp.

AMBAC—Ambac Assurance Corp.

GTY—Assured Guaranty Corp.

NATL-RE—National Public Finance Guarantee Corp.

The notes to the financial statements are an integral part of,

16 MainStay Tax Free Bond Fund	and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of October 31, 2011, for valuing the Fund’s assets.

Asset Valuation Inputs

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investments in Securities (a)
Municipal Bonds	$—	$396,291,528	$—	$396,291,528
Short-Term Investment
Municipal Bond	—	7,494,202	—	7,494,202

Total Investments in Securities	—	403,785,730	—	403,785,730

Other Financial Instruments
Futures Contracts Short (b)	590,513	—	—	590,513

Total Investments in Securities and Other Financial Instruments	$590,513	$403,785,730	$—	$404,376,243

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the year ended October 31, 2011, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

At October 31, 2011, the Fund did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 17

Statement of Assets and Liabilities as of October 31, 2011

Assets
Investment in securities, at value (identified cost $390,602,282)	$403,785,730
Cash collateral on deposit at broker	720,000
Cash	249,366
Receivables:
Interest	6,849,240
Investment securities sold	3,556,870
Fund shares sold	2,153,710
Other assets	41,955

Total assets	417,356,871

Liabilities
Payables:
Investment securities purchased	10,113,928
Variation margin on futures contracts	435,938
Manager (See Note 3)	160,632
Fund shares redeemed	144,559
NYLIFE Distributors (See Note 3)	96,646
Transfer agent (See Note 3)	40,251
Shareholder communication	26,944
Professional fees	16,642
Trustees	1,367
Custodian	945
Accrued expenses	4,884
Dividend payable	645,293

Total liabilities	11,688,029

Net assets	$405,668,842

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$437,705
Additional paid-in capital	409,155,301

409,593,006
Distributions in excess of net investment income	(524,675)
Accumulated net realized gain (loss) on investments and futures transactions	(17,173,450)
Net unrealized appreciation (depreciation) on investments and futures contracts	13,773,961

Net assets	$405,668,842

Investor Class
Net assets applicable to outstanding shares	$21,546,732

Shares of beneficial interest outstanding	2,314,912

Net asset value per share outstanding	$9.31
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.75

Class A
Net assets applicable to outstanding shares	$258,891,918

Shares of beneficial interest outstanding	27,944,108

Net asset value per share outstanding	$9.26
Maximum sales charge (4.50% of offering price)	0.44

Maximum offering price per share outstanding	$9.70

Class B
Net assets applicable to outstanding shares	$9,462,513

Shares of beneficial interest outstanding	1,021,607

Net asset value and offering price per share outstanding	$9.26

Class C
Net assets applicable to outstanding shares	$81,880,105

Shares of beneficial interest outstanding	8,833,605

Net asset value and offering price per share outstanding	$9.27

Class I
Net assets applicable to outstanding shares	$33,887,574

Shares of beneficial interest outstanding	3,656,298

Net asset value and offering price per share outstanding	$9.27

The notes to the financial statements are an integral part of,

18 MainStay Tax Free Bond Fund	and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended October 31, 2011

Investment Income (Loss)
Income
Interest	$19,941,925

Expenses
Manager (See Note 3)	1,851,607
Distribution/Service—Investor Class (See Note 3)	52,457
Distribution/Service—Class A (See Note 3)	594,170
Distribution/Service—Class B (See Note 3)	52,690
Distribution/Service—Class C (See Note 3)	342,300
Transfer agent (See Note 3)	236,434
Registration	126,902
Professional fees	65,226
Shareholder communication	51,745
Custodian	15,694
Trustees	9,815
Miscellaneous	16,694

Total expenses before waiver/reimbursement	3,415,734
Expense waiver/reimbursement from Manager (See Note 3)	(265,594)

Net expenses	3,150,140

Net investment income (loss)	16,791,785

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Security transactions	4,745,973
Futures transactions	(7,472,225)

Net realized gain (loss) on investments and futures transactions	(2,726,252)

Net change in unrealized appreciation (depreciation) on:
Investments	(4,015,196)
Futures contracts	590,513

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,424,683)

Net realized and unrealized gain (loss) on investments and futures transactions	(6,150,935)

Net increase (decrease) in net assets resulting from operations	$10,640,850

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 19

Statements of Changes in Net Assets
for the years ended October 31, 2011 and October 31, 2010

	2011	2010
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$16,791,785	$12,313,940
Net realized gain (loss) on investments and futures transactions	(2,726,252)	4,970,773
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,424,683)	8,204,118

Net increase (decrease) in net assets resulting from operations	10,640,850	25,488,831

Dividends to shareholders:
From net investment income:
Investor Class	(986,044)	(966,893)
Class A	(11,463,796)	(9,075,767)
Class B	(465,160)	(653,552)
Class C	(3,080,412)	(1,804,556)
Class I	(1,034,192)	(376,448)

Total dividends to shareholders	(17,029,604)	(12,877,216)

Capital share transactions:
Net proceeds from sale of shares	140,346,273	156,464,595
Net asset value of shares issued to shareholders in reinvestment of dividends	9,884,672	7,665,296
Cost of shares redeemed	(100,280,148)	(40,000,749)

Increase (decrease) in net assets derived from capital share transactions	49,950,797	124,129,142

Net increase (decrease) in net assets	43,562,043	136,740,757

Net Assets
Beginning of year	362,106,799	225,366,042

End of year	$405,668,842	$362,106,799

Distributions in excess of net investment income at end of year	$(524,675)	$(286,856)

The notes to the financial statements are an integral part of,

20 MainStay Tax Free Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Investor Class
				February 28,
				2008**
				through
	Year ended October 31,			October 31,
	2011	2010	2009	2008
Net asset value at beginning of period	$9.48	$9.08	$8.48	$9.07

Net investment income (loss)	0.42 (a)	0.39 (a)	0.34 (a)	0.25
Net realized and unrealized gain (loss) on investments	(0.16)	0.41	0.63	(0.60)

Total from investment operations	0.26	0.80	0.97	(0.35)

Less dividends:
From net investment income	(0.43)	(0.40)	(0.37)	(0.24)

Net asset value at end of period	$9.31	$9.48	$9.08	$8.48

Total investment return (b)	2.93%	9.08%	11.67%	(4.03	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.67%	4.24%	3.93%	3.92	% ††
Net expenses	0.90%	0.93%	1.02%	0.99	% ††
Expenses (before waiver/reimbursement)	0.98%	1.03%	1.25%	1.21	% ††
Portfolio turnover rate	138%	97%	94%	90%
Net assets at end of period (in 000’s)	$21,547	$22,220	$21,683	$21,450

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.
(c)	Total investment return is not annualized.

	Class A
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.44	$9.04	$8.45	$9.48	$9.75

Net investment income (loss)	0.43 (a)	0.40 (a)	0.35 (a)	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.18)	0.42	0.62	(1.02)	(0.27)

Total from investment operations	0.25	0.82	0.97	(0.66)	0.11

Less dividends:
From net investment income	(0.43)	(0.42)	(0.38)	(0.37)	(0.38)

Net asset value at end of year	$9.26	$9.44	$9.04	$8.45	$9.48

Total investment return (b)	2.93%	9.25%	11.72%	(7.17%)	1.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.76%	4.36%	4.04%	3.94%	3.88%
Net expenses	0.81%	0.82%	0.90%	0.88%	0.89%
Expenses (before waiver/reimbursement)	0.89%	0.92%	1.08%	1.04%	1.06%
Portfolio turnover rate	138%	97%	94%	90%	59%
Net assets at end of year (in 000’s)	$258,892	$242,891	$162,921	$136,781	$189,210

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 21

Financial Highlights selected per share data and ratios

	Class B
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.44	$9.04	$8.44	$9.48	$9.75

Net investment income (loss)	0.40 (a)	0.37 (a)	0.32 (a)	0.33	0.34
Net realized and unrealized gain (loss) on investments	(0.18)	0.41	0.63	(1.03)	(0.26)

Total from investment operations	0.22	0.78	0.95	(0.70)	0.08

Less dividends:
From net investment income	(0.40)	(0.38)	(0.35)	(0.34)	(0.35)

Net asset value at end of year	$9.26	$9.44	$9.04	$8.44	$9.48

Total investment return (b)	2.58%	8.85%	11.32%	(7.46%)	0.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.42%	3.99%	3.68%	3.63%	3.63%
Net expenses	1.15%	1.18%	1.26%	1.20%	1.14%
Expenses (before waiver/reimbursement)	1.23%	1.28%	1.50%	1.40%	1.31%
Portfolio turnover rate	138%	97%	94%	90%	59%
Net assets at end of year (in 000’s)	$9,463	$13,907	$18,219	$23,935	$31,921

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

	Class C
	Year ended October 31,
	2011	2010	2009	2008	2007
Net asset value at beginning of year	$9.44	$9.04	$8.45	$9.48	$9.75

Net investment income (loss)	0.40 (a)	0.37 (a)	0.32 (a)	0.34	0.35
Net realized and unrealized gain (loss) on investments	(0.17)	0.41	0.61	(1.03)	(0.27)

Total from investment operations	0.23	0.78	0.93	(0.69)	0.08

Less dividends:
From net investment income	(0.40)	(0.38)	(0.34)	(0.34)	(0.35)

Net asset value at end of year	$9.27	$9.44	$9.04	$8.45	$9.48

Total investment return (b)	2.69%	8.85%	11.31%	(7.46%)	0.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.42%	3.99%	3.68%	3.64%	3.63%
Net expenses	1.15%	1.18%	1.28%	1.20%	1.14%
Expenses (before waiver/reimbursement)	1.23%	1.28%	1.51%	1.40%	1.31%
Portfolio turnover rate	138%	97%	94%	90%	59%
Net assets at end of year (in 000’s)	$81,880	$65,695	$22,544	$7,425	$6,752

(a)	Per share data based on average shares outstanding during the year.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions.

The notes to the financial statements are an integral part of,

22 MainStay Tax Free Bond Fund	and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Class I
		December 21,
	Year	2009**
	ended	through
	October 31,	October 31,
	2011	2010
Net asset value at beginning of period	$9.44	$9.07

Net investment income (loss) (a)	0.45	0.38
Net realized and unrealized gain (loss) on investments	(0.16)	0.35

Total from investment operations	0.29	0.73

Less dividends:
From net investment income	(0.46)	(0.36)

Net asset value at end of period	$9.27	$9.44

Total investment return (b)	3.29%	8.25	% (c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.99%	4.64	%††
Net expenses	0.56%	0.57	%††
Expenses (before reimbursement/waiver)	0.64%	0.67	%††
Portfolio turnover rate	138%	97%
Net assets at end of period (in 000’s)	$33,888	$17,394

**	Commencement of operations.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges.
(c)	Total investment return is not annualized.

The notes to the financial statements are an integral part of,

and should be read in conjunction with, the financial statements.	mainstayinvestments.com 23

Notes to Financial Statements (unaudited)

Note 1–Organization and Business

The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of fourteen funds (collectively referred to as the “Funds”). These financial statements and notes relate only to the MainStay Tax Free Bond Fund (the “Fund”), a diversified fund.

The Fund currently offers five classes of shares. Class A shares commenced operations on January 3, 1995. Class B shares commenced operations on May 1, 1986. Class C shares commenced operations on September 1, 1998. Investor Class shares commenced operations on February 28, 2008. Class I shares commenced operations on December 21, 2009. Investor Class and Class A shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No sales charge applies on investments of $500,000 or more (and certain other qualified purchases) in Investor Class and Class A shares, but a contingent deferred sales charge (“CDSC”) is imposed on certain redemptions made within one year of the date of purchase. Class B and Class C shares are offered at NAV without an initial sales charge, although a declining CDSC may be imposed on redemptions made within six years of the date of purchase of Class B shares and a 1.00% CDSC may be imposed on redemptions made within one year of the date of purchase of Class C shares. Class I shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class B shares convert to either Investor Class or Class A shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, depending upon eligibility, Investor Class shares may convert to Class A shares and Class A shares may convert to Investor Class shares. The five classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that Class B and Class C shares are subject to higher distribution and/or service fee rates than Investor Class and Class A shares under a distribution plan pursuant to Rule 12b-1 under the 1940 Act. Class I shares are not subject to a distribution and/or service fee.

The Fund’s investment objective is to seek to provide a high level of current income free from regular federal income tax, consistent with the preservation of capital.

Note 2–Significant Accounting Policies

The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A) Securities Valuation. Investments are valued as of the close of regular trading on the New York Stock Exchange (“Exchange”) (usually 4:00 p.m. Eastern time) on each day the Fund is open for business (“valuation date”).

“Fair value” is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. Fair value measurements are determined within a framework that has established a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the information available in the circumstances. The inputs or methodology used for valuing securities may not be an indication of the risks associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1—quoted prices in active markets for identical investments

•	Level 2—other significant observable inputs (including quoted prices for similar investments in active markets, interest rates and yield curves, prepayment speeds, credit risks, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions about the assumptions that market participants would use in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs. The Fund may utilize some of the following fair value techniques: multi-dimensional relational pricing models, option adjusted spread pricing and estimating the price that would have prevailed in a liquid market for an international equity security given information available at the time of evaluation, when there are significant events after the close of local foreign markets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. For the year ended October 31, 2011, there have been no changes to the fair value methodologies.

The aggregate value by input level, as of October 31, 2011, for the Fund’s investments is included at the end of the Fund’s Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in other mutual funds are valued at their NAVs as of the close of the Exchange

24    MainStay Tax Free Bond Fund

on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities are valued at the evaluated mean prices supplied by a pricing agent or brokers selected by the Fund’s Manager (as defined in Note 3(A)) in consultation with the Fund’s Subadvisor (as defined in Note 3(A)) whose prices reflect broker/dealer supplied valuations and electronic data processing techniques, if such prices are deemed by the Fund’s Manager, in consultation with the Fund’s Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, Yankee bonds, convertible bonds, asset-backed securities, and mortgage-backed securities, are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired over 60 days prior to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less (“Short-Term Investments”) are valued at amortized cost. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not obtained from a quoted price in an active market. These securities are all generally categorized as Level 2 in the hierarchy.

Securities for which market quotations are not readily available are valued by methods deemed in good faith by the Fund’s Board to represent fair value. Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security the trading for which has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security the market price of which is not available from an independent pricing source or, if so provided, does not, in the opinion of the Fund’s Manager or Subadvisor reflect the security’s market value; and (vi) a security where the trading on that security’s principal market is temporarily closed at a time when, under normal conditions, it would be open. These securities are generally categorized as Level 3 in the hierarchy. At October 31, 2011, the Fund did not hold any securities that were fair valued in such a manner.

(B) Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state and local income tax provision is required. Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provision for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends of net investment income monthly and distributions of net realized capital and currency gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D) Security Transactions and Investment Income. The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Fund are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method.

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E) Expenses. Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.

(F) Use of Estimates. In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G) Futures Contracts. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Fund is subject to equity price risk and interest rate risk in the normal course of investing in these transactions. During the period the futures contract is open,

mainstayinvestments.com    25

Notes to Financial Statements (unaudited) (continued)

changes in the value of the contract are recognized as unrealized gains or losses by “marking to market” such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund’s involvement in open futures positions. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a broker that holds margin on behalf of the Fund, the Fund may not be entitled to the return of all of the margin owed to the Fund, potentially resulting in a loss. The Fund’s investment in futures contracts and other derivatives may increase the volatility of the Fund’s NAV and may result in a loss to the Fund.

(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act, and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Fund does engage in securities lending, the Fund will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Fund’s cash collateral in accordance with the Lending Agreement between the Fund and State Street, and indemnify the Fund’s portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund will receive compensation for lending its securities in the form of fees or the retention of a portion of the interest on the investment of any cash received as collateral. The Fund also will continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

Although the Fund and New York Life Investments (as defined in Note 3(A)) have temporarily suspended securities lending, the Fund and New York Life Investments reserve the right to reinstitute lending when deemed appropriate. The Fund had no portfolio securities on loan as of October 31, 2011.

(I) Concentration of Risk. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(J) Indemnifications. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial positions, performance and cash flows. These derivatives are not accounted for as hedging instruments.

Fair value of derivatives as of October 31, 2011:

Asset Derivatives

		Interest
	Statement of	Rate
	Assets and	Contracts
	Liabilities	Risk	Total

Futures Contracts (a)	Net Assets— Net unrealized appreciation (depreciation) on investments and futures contracts	$590,513	$590,513

Total Fair Value		$590,513	$590,513

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets & Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2011:

Realized Gain (Loss)

		Interest
	Statement of	Rate
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net realized gain (loss) on futures transactions	$(7,472,225)	$(7,472,225)

Total Realized Gain (Loss)		$(7,472,225)	$(7,472,225)

26    MainStay Tax Free Bond Fund

Change in Unrealized Appreciation (Depreciation)

		Interest
	Statement of	Rate
	Operations	Contracts
	Location	Risk	Total

Futures Contracts	Net change in unrealized appreciation (depreciation) on investments and futures transactions	$590,513	$590,513

Total Change in Appreciation (Depreciation)		$590,513	$590,513

Number of Contracts, Notional Amounts or Shares/Units (1)

	Interest
	Rate
	Contracts
	Risk	Total

Futures Contracts Short (2)	(559)	(559)

(1)	Amount disclosed represents the weighted average held during the year ended October 31, 2011.

(2)	Amount(s) represent(s) number of contracts or number of shares/units.

Note 3–Fees and Related Party Transactions

(A) Manager and Subadvisor. New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, including a portion of the total compensation of the Chief Compliance Officer (“CCO”) of the Fund which is the responsibility of all investment companies for which the CCO serves, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. MacKay Shields LLC (“MacKay Shields” or the “Subadvisor”), a registered investment advisor and an indirect, wholly owned subsidiary of New York Life, serves as Subadvisor and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.

The Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows; 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion, plus a fee for fund accounting services, previously provided by New York Life Investments under a separate fund accounting agreement, furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. The Manager has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.45% up to $500 million; 0.425% from $500 million to $1 billion; and 0.40% in excess of $1 billion. This agreement may only be amended or terminated by action of the Board. The effective management fee rate (exclusive of any applicable waivers/reimbursements) was 0.52% for the year ended October 31, 2011, inclusive of a fee for fund accounting service of 0.02% of the Fund’s average daily net assets.

Prior to March 1, 2011, the Manager had contractually agreed to waive a portion of its management fee so that the management fee did not exceed 0.40% up to $500 million; 0.375% from $500 million to $1 billion; and 0.35% in excess of $1 billion. This agreement expired on February 28, 2011.

The Manager has contractually agreed to waive fees and/or reimburse expenses on Class A shares so that Total Annual Fund Operating Expenses do not exceed 0.82% of its average daily net assets. The Manager will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement expires on February 28, 2012, and may only be amended or terminated prior to that date by action of the Board. Total Annual operating expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses.

Prior to March 1, 2011, the Manager had contractually agreed to waive fees and/or reimburse expenses so that total ordinary operating expenses for the Fund’s Class A shares did not exceed 0.94% of its average daily net assets. The Manager agreed to apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes of the Fund. This agreement expired on February 28, 2011.

For the year ended October 31, 2011, New York Life Investments earned fees from the Fund in the amount of $1,851,607 and waived its fees and/or reimbursed expenses in the amount of $265,594.

State Street Bank and Trust Company (“State Street”), 1 Lincoln Street, Boston, Massachusetts 02111, provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Fund’s administrative operations. For providing these services to the Fund, State Street is compensated by New York Life Investments.

(B) Distribution and Service Fees. The Trust, on behalf of the Fund, has entered into a Distribution Agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Investor Class and Class A Plans, the Distributor receives a monthly distribution fee from the Investor Class and Class A shares at an annual rate of 0.25% of the average daily net assets of the Investor Class and Class A shares for distribution or service activities as designated by the Distributor. Pursuant to the Class B and

mainstayinvestments.com    27

Notes to Financial Statements (unaudited) (continued)

Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Class I shares are not subject to a distribution or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund’s shares and service activities.

(C) Sales Charges. The Fund was advised by the Distributor that the amount of sales charges retained on sales of Investor Class and Class A shares were $7,589 and $87,827, respectively, for the year ended October 31, 2011. The Fund was also advised that the Distributor retained CDSCs on redemptions of Investor Class, Class A, Class B and Class C shares of $3, $7,499, $15,754 and $20,977, respectively, for the year ended October 31, 2011.

(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent. NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund’s transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the Fund for the year ended October 31, 2011, were as follows:

Investor Class	$27,224

Class A	98,401

Class B	13,731

Class C	88,667

Class I	8,411

(E) Small Account Fee. Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

(F) Capital. At October 31, 2011, New York Life and its affiliates beneficially held shares of the Fund with the following values and percentages of net assets as follows:

Class A	$61,596	0.0	%‡

Class C	123	0.0	‡

Class I	27,841	0.1

‡ Less than one-tenth of a percent.

(G) Other. Pursuant to a Legal Services Agreement, a portion of the cost of legal services provided to the Fund by the Office of the General Counsel of New York Life Investments was payable directly by the Fund through March 17, 2011. For the year ended October 31, 2011, these fees, which are included in professional fees shown on the Statement of Operations, were $5,281. Effective March 18, 2011, the Legal Services Agreement expired and was not renewed. Therefore, the Fund is no longer directly responsible for any portion of the cost of legal services.

Note 4–Federal Income Tax

As of October 31, 2011, the components of accumulated gain (loss) on a tax basis were as follows:

Accumulated
	Undistributed	Capital	Other	Unrealized	Total
Ordinary	Tax Exempt	and Other	Temporary	Appreciation	Accumulated
Income	Income	Gain (Loss)	Differences	(Depreciation)	Gain (Loss)

$—	$120,618	$(16,582,937)	$(645,293)	$13,183,448	$(3,924,164)

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to marking to market of futures contracts.

The other temporary differences are primarily due to dividends payable.

The following table discloses the current year reclassifications between undistributed net investment income, accumulated net realized gain (loss) on investments, and additional paid-in capital arising from permanent differences; net assets at October 31, 2011 were not affected.

Accumulated
Undistributed	Net Realized	Additional
Net Investment	Gain (Loss)	Paid-In
Income Loss)	on Investments	Capital

$—	$3,146,182	$(3,146,182)

The reclassifications for the Fund are primarily due to the expiration of a portion of the capital loss carryforward.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

28    MainStay Tax Free Bond Fund

At October 31, 2011, for federal income tax purposes, capital loss carryforwards of $16,582,937 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

Capital Loss	Capital Loss
Available Through	Amounts (000’s)

2012	$478
2016	1,647
2017	12,322
2019	2,136

Total	$16,583

The Fund had $3,146,182 of capital loss carryforwards that expired during the year ended October 31, 2011.

The tax character of distributions paid during the years ended October 31, 2011 and October 31, 2010 shown in the Statements of Changes in Net Assets was as follows:

	2011	2010

Distributions paid from:
Ordinary Income	$336,245	$50,732
Exempt Interest Dividends	16,693,359	12,826,484

Total	$17,029,604	$12,877,216

Note 5–Custodian

State Street is the custodian of the cash and the securities of the Fund. Custodial fees are charged to the Fund based on the market value of securities in the Fund and the number of certain cash transactions incurred by the Fund.

Note 6–Line of Credit

The Fund and certain affiliated funds maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 31, 2011, under an amended credit agreement, the aggregate commitment amount is $125,000,000 with an optional maximum amount of $175,000,000. The commitment rate is an annual rate of 0.08% of the average commitment amount, payable quarterly, regardless of usage, to The Bank of New York Mellon, which serves as the agent to the syndicate. The commitment fee is allocated among certain MainStay Funds based upon net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances rate or the one month London InterBank Offered Rate, whichever is higher. The amended credit agreement expires on August 29, 2012, although the MainStay Funds and the syndicate of banks may renew the amended credit agreement for an additional year on the same or different terms. Prior to August 31, 2011, the commitment rate was an annual rate of 0.10% of the average commitment amount, plus a 0.02% up-front payment. There were no borrowings made or outstanding with respect to the Fund on the amended credit agreement during the year ended October 31, 2011.

Note 7–Purchases and Sales of Securities
(in 000’s)

During the year ended October 31, 2011, purchases and sales of securities, other than short-term securities, were $521,858 and $488,676, respectively.

Note 8–Capital Share Transactions

Investor Class	Shares	Amount

Year ended October 31, 2011:
Shares sold	207,728	$1,893,698
Shares issued to shareholders in reinvestment of dividends	93,473	847,262
Shares redeemed	(305,859)	(2,772,636)

Net increase (decrease) in shares outstanding before conversion	(4,658)	(31,676)
Shares converted into Investor Class (See Note 1)	191,814	1,747,687
Shares converted from Investor Class (See Note 1)	(215,776)	(1,962,032)

Net increase (decrease)	(28,620)	$(246,021)

Year ended October 31, 2010:
Shares sold	220,062	$2,042,969
Shares issued to shareholders in reinvestment of dividends	88,874	822,591
Shares redeemed	(282,871)	(2,622,286)

Net increase (decrease) in shares outstanding before conversion	26,065	243,274
Shares converted into Investor Class (See Note 1)	170,508	1,585,079
Shares converted from Investor Class (See Note 1)	(241,144)	(2,255,419)

Net increase (decrease)	(44,571)	$(427,066)

Class A	Shares	Amount

Year ended October 31, 2011:
Shares sold	7,914,265	$71,592,911
Shares issued to shareholders in reinvestment of dividends	766,360	6,915,977
Shares redeemed	(6,967,809)	(62,785,852)

Net increase (decrease) in shares outstanding before conversion	1,712,816	15,723,036
Shares converted into Class A (See Note 1)	599,952	5,411,743
Shares converted from Class A (See Note 1)	(99,626)	(904,882)

Net increase (decrease)	2,213,142	$20,229,897

Year ended October 31, 2010:
Shares sold	10,196,940	$94,144,661
Shares issued to shareholders in reinvestment of dividends	598,616	5,525,110
Shares redeemed	(3,026,006)	(27,960,275)

Net increase (decrease) in shares outstanding before conversion	7,769,550	71,709,496
Shares converted into Class A (See Note 1)	759,834	7,030,745
Shares converted from Class A (See Note 1)	(78,133)	(726,760)
Shares converted from Class A (a)	(739,946)	(6,763,103)

Net increase (decrease)	7,711,305	$71,250,378

mainstayinvestments.com    29

Notes to Financial Statements (unaudited) (continued)

Class B	Shares	Amount

Year ended October 31, 2011:
Shares sold	256,367	$2,333,781
Shares issued to shareholders in reinvestment of dividends	39,803	358,511
Shares redeemed	(271,830)	(2,439,328)

Net increase (decrease) in shares outstanding before conversion	24,340	252,964
Shares converted from Class B (See Note 1)	(476,368)	(4,292,516)

Net increase (decrease)	(452,028)	$(4,039,552)

Year ended October 31, 2010:
Shares sold	295,839	$2,740,723
Shares issued to shareholders in reinvestment of dividends	51,171	470,784
Shares redeemed	(277,988)	(2,554,239)

Net increase (decrease) in shares outstanding before conversion	69,022	657,268
Shares converted from Class B (See Note 1)	(610,842)	(5,633,645)

Net increase (decrease)	(541,820)	$(4,976,377)

Class C	Shares	Amount

Year ended October 31, 2011:
Shares sold	3,781,769	$34,308,352
Shares issued to shareholders in reinvestment of dividends	164,851	1,489,950
Shares redeemed	(2,070,656)	(18,568,999)

Net increase (decrease)	1,875,964	$17,229,303

Year ended October 31, 2010:
Shares sold	4,778,747	$44,173,733
Shares issued to shareholders in reinvestment of dividends	88,900	822,965
Shares redeemed	(402,689)	(3,753,300)

Net increase (decrease)	4,464,958	$41,243,398

Class I	Shares	Amount

Year ended October 31, 2011:
Shares sold	3,315,807	$30,217,531
Shares issued to shareholders in reinvestment of dividends	29,900	272,972
Shares redeemed	(1,531,533)	(13,713,333)

Net increase (decrease)	1,814,174	$16,777,170

Period ended October 31, 2010 (b):
Shares sold	1,434,882	$13,362,509
Shares issued to shareholders in reinvestment of dividends	2,548	23,846
Shares redeemed	(335,252)	(3,110,649)

Net increase (decrease) in shares outstanding before conversion	1,102,178	10,275,706
Shares converted into Class I (a)	739,946	6,763,103

Net increase (decrease)	1,842,124	$17,038,809

(a)	In addition to any automatic conversion features described above in Note 1 with respect to Investor Class, Class A and Class B shares, investors generally may also elect to convert their shares on a voluntary basis into another share class of the same MainStay Fund subject to satisfying the eligibility requirements of the new share class, if any. However, the following limitations apply:

•	Investor Class, Class A and Class C shares that remain subject to a CDSC are ineligible for a voluntary conversion; and

•	All Class B shares are ineligible for a voluntary conversion.

These limitations do not impact any automatic conversion features described elsewhere in Note 1 with respect to Investor Class, Class A and Class B shares.

An investor or an investor’s financial intermediary may contact the MainStay Funds to request a voluntary conversion between share classes of the same MainStay Fund. Investors may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, fee or other charge. If an investor fails to remain eligible for the new share class, they may be converted automatically back to their original share class, or into another share class, if appropriate. Although the MainStay Funds expect that a conversion between share classes of the same MainStay Fund should not result in the recognition of a gain or loss for tax purposes, shareholders should consult with their own tax adviser with respect to the tax treatment of their investment in a MainStay Fund. The MainStay Funds may change, suspend or terminate this conversion feature at any time.

(b)	Class I shares were first offered on December 21, 2009.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2011, events and transactions subsequent to October 31, 2011 through the date the financial statements were issued have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

30    MainStay Tax Free Bond Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
The MainStay Funds:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MainStay Tax Free Bond Fund (“the Fund”), one of the funds constituting The MainStay Funds, as of October 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MainStay Tax Free Bond Fund of The MainStay Funds as of October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
December 22, 2011

mainstayinvestments.com    31

Federal Income Tax Information (Unaudited)

The Fund is required under the Internal Revenue Code to advise shareholders within 60 days of the Fund’s fiscal year end (October 31, 2011) as to the federal tax status of dividends paid by the Fund during such fiscal years.

For individual federal income tax purposes, the Fund designated 98.0% of the ordinary income dividends paid during the fiscal year ended October 31, 2011 as attributable to interest income from tax exempt municipal bonds. Such dividends are currently exempt from federal income taxes under Section 103 (a) of the Internal Revenue Code.

In February 2012, shareholders will receive an IRS. Form 1099-DIV or substitute Form 1099 which will show the federal tax status of the distributions received by shareholders in calendar year 2011. The amounts that will be reported on such 1099-DIV or substitute Form 1099 will be the amounts you are to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended October 31, 2011.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Fund’s securities is available without charge, upon request, (i) by visiting the Fund’s website at mainstayinvestments.com; or (ii) on the SEC’s website at www.sec.gov.

The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Fund’s most recent Form N-PX is available free of charge upon request (i) by calling 800-MAINSTAY (624-6782); (ii) by visiting the Fund’s website at mainstayinvestments.com; or (iii) on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Fund’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32    MainStay Tax Free Bond Fund

Board Members and Officers (Unaudited)

The Board Members oversee the MainStay Group of Funds (which is comprised of Funds that are series of The MainStay Funds, Eclipse Funds, Eclipse Funds Inc., MainStay Funds Trust, and MainStay VP Funds Trust) (collectively, the “Fund Complex”), the Manager and, when applicable, the Subadvisor(s). Each Board Member serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The Retirement Policy provides that a Board Member shall tender his or her resignation upon reaching age 72. A Board Member reaching the age of 72 may continue for additional one-year periods with the approval of the Board’s Nominating and Governance Committee.

Officers serve a term of one year and are elected annually by the Board Members. The business address of each Board Member and officer listed below is 51 Madison Avenue, New York, New York 10010.

The Statement of Additional Information applicable to the Fund includes additional information about the Board Members and is available without charge, upon request, by calling 800-MAINSTAY (624-6782) or by going online to mainstayinvestments.com.

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Interested Board Member*

John Y. Kim 9/24/60	Indefinite; Eclipse Funds: Trustee since 2008 (2 funds); Eclipse Funds Inc.: Director since 2008 (1 fund); The MainStay Funds: Trustee since 2008 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc. since 2008 (21 portfolios).	Member of the Board of Managers (since 2011) of New York Life Enterprises LLC; Chairman (since 2011), Member of the Board of Managers, Chief Executive Officer and President (since 2008) of New York Life Investment Management LLC and New York Life Investment Management Holdings LLC; Executive Vice President (since 2011) of New York Life Foundation; Member of the Board of Managers and Chairman of the Board of Private Advisors, L.L.C. (since 2010); Executive Vice President, New York Life Insurance Company (since 2008); Chairman of the Board (2008-2010) and Member of the Boards of Managers (since 2008) of MacKay Shields LLC, Institutional Capital LLC, Madison Capital Funding LLC, Madison Square Investors LLC, NYLCAP Manager LLC and McMorgan & Company LLC; Chairman of the Board and Chief Executive Officer, NYLIFE Distributors LLC (2008-2010); Executive Vice President of NYLIFE Insurance Company of Arizona and New York Life Insurance and Annuity Corporation (since 2008); President, Prudential Retirement, a business unit of Prudential Financial, Inc. (2002 to 2007)	66	None

*	This Board Member is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During the Past Five Years.”

mainstayinvestments.com    33

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Susan B. Kerley 8/12/51	Indefinite; Eclipse Funds: Chairman since 2005, and Trustee since 2000 (2 funds); Eclipse Funds Inc.: Chairman since 2005 and Director since 1990 (1 fund); The MainStay Funds: Chairman and Board Member since 2007 (14 funds); MainStay Funds Trust: Chairman and Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Chairman and Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	President, Strategic Management Advisors LLC (since 1990)	66	Trustee, Legg Mason Partners Funds, since 1991 (58 portfolios)

Alan R. Latshaw 3/27/51	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 (14 funds); MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	66	Trustee, State Farm Associates Funds Trusts since 2005 (4 portfolios); Trustee, State Farm Mutual Fund Trust since 2005 (15 portfolios); Trustee, State Farm Variable Product Trust since 2005 (9 portfolios)

34    MainStay Tax Free Bond Fund

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Peter Meenan 12/5/41	Indefinite; Eclipse Funds: Trustee since 2002 (2 funds); Eclipse Funds Inc.: Director since 2002 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Independent Consultant; President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	66	None

Richard H. Nolan, Jr. 11/16/46	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2006 (21 portfolios).	Managing Director, ICC Capital Management; President—Shields/Alliance, Alliance Capital Management (1994 to 2004)	66	None

Richard S. Trutanic 2/13/52	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 1994 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 2007 (21 portfolios).	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	66	None

mainstayinvestments.com    35

	Term of Office,		Number of
	Position(s) Held		Funds in Fund	Other
	with the Fund		Complex	Directorships
Name and	Complex and	Principal Occupation(s)	Overseen by	Held by
Date of Birth	Length of Service	During Past Five Years	Board Member	Board Member

Non-Interested Board Members

Roman L. Weil 5/22/40	Indefinite; Eclipse Funds: Trustee and Audit Committee Financial Expert since 2007 (2 funds); Eclipse Funds Inc.: Director and Audit Committee Financial Expert since 2007 (1 fund); The MainStay Funds: Trustee and Audit Committee Financial Expert since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director and Audit Committee Financial Expert since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1994 and Audit Committee Financial Expert since 2003 (21 portfolios).	Visiting Professor, NYU Stem School of Business, New York University (since 2011); President, Roman L. Weil Associates, Inc. (consulting firm) (since 1981); V. Duane Rath Professor Emeritus of Accounting, Chicago Booth School of Business, University of Chicago (1965-2008)	66	None

John A. Weisser 10/22/41	Indefinite; Eclipse Funds: Trustee since 2007 (2 funds); Eclipse Funds Inc.: Director since 2007 (1 fund); The MainStay Funds: Trustee since 2007 (14 funds); MainStay Funds Trust: Trustee since 2009 (28 funds); and MainStay VP Funds Trust: Director since 2011 and its predecessor, MainStay VP Series Fund, Inc., since 1997 (21 portfolios).	Retired. Managing Director of Salomon Brothers, Inc. (1971 to 1995)	66	Trustee, Direxion Funds since 2007 (27 portfolios); Direxion Insurance Trust since 2007 (1 portfolio); Trustee, Direxion Shares ETF Trust, since 2008 (50 portfolios)

36    MainStay Tax Free Bond Fund

The following individuals have been appointed by the Board Members to serve as Officers of the MainStay Group of Funds.

Positions(s) Held
Name and	with the Funds	Principal Occupation(s)
Date of Birth	and Length of Service	During Past Five Years

Officers

Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Assistant Treasurer, New York Life Investment Management Holdings LLC (since 2008); Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007); Vice President, Prudential Investments (2000 to 2007); Assistant Treasurer, JennisonDryden Family of Funds, Target Portfolio Trust, The Prudential Series Fund and American Skandia Trust (2006 to 2007); Treasurer and Principal Financial Officer, The Greater China Fund (2007)

Jeffrey A. Engelsman 9/28/67	Vice President and Chief Compliance Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2009)	Managing Director, Compliance (since 2009), Director and Associate General Counsel, New York Life Investment Management LLC (2005 to 2008); Assistant Secretary, NYLIFE Distributors LLC (2006 to 2008); Assistant Secretary NYLIFE Distributors LLC (2006 to 2008); Vice President and Chief Compliance Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2009); Assistant Secretary, The MainStay Funds and ICAP Funds, Inc. (2006 to 2008); Assistant Secretary, Eclipse Funds, Eclipse Funds, Inc. and MainStay VP Series Fund, Inc. (2005 to 2008)

Stephen P. Fisher 2/22/59	President, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2007), MainStay Funds Trust (since 2009)	Director, Senior Vice President, New York Life Insurance and Annuity Corporation (since 2011); Manager, President and Chief Operating Officer, NYLIFE Distributors LLC (since 2007); Chairman of the Board, NYLIM Service Company LLC (since 2008); Senior Managing Director and Chief Marketing Officer, New York Life Investment Management LLC (since 2005); President, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2007)

J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, Eclipse Funds, Eclipse Funds, Inc., The MainStay Funds and MainStay Funds Trust (since 2010)	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2010); Director and Counsel of Credit Suisse, Chief Legal Officer and Secretary of Credit Suisse Asset Management, LLC and Credit Suisse Funds (2003 to 2010)

Scott T. Harrington 2/8/59	Vice President — Administration, Eclipse Funds, Eclipse Funds, Inc. and The MainStay Funds (since 2005), MainStay Funds Trust (since 2009)	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Director (since 2009), New York Life Trust Company FSB; Vice President—Administration, MainStay VP Funds Trust and its predecessor, MainStay VP Series Fund, Inc. (since 2005)

*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Madison Square Investors LLC, MacKay Shields LLC, Institutional Capital LLC, Epoch Investment Partners, Inc., Markston International, LLC, Winslow Capital Management, Inc., NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one-year term.

mainstayinvestments.com    37

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MainStay Funds

MainStay offers a wide range of Funds for virtually any investment need. The full array of MainStay offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Funds
MainStay 130/30 Core Fund
MainStay Common Stock Fund
MainStay Epoch U.S. All Cap Fund
MainStay Epoch U.S. Equity Fund
MainStay Equity Index Fund1
MainStay Growth Equity Fund
MainStay ICAP Equity Fund
MainStay ICAP Select Equity Fund
MainStay Large Cap Growth Fund
MainStay MAP Fund
MainStay S&P 500 Index Fund
MainStay U.S. Small Cap Fund

Income Funds
MainStay Flexible Bond Opportunities Fund
MainStay Floating Rate Fund
MainStay Government Fund
MainStay High Yield Corporate Bond Fund
MainStay High Yield Municipal Bond Fund
MainStay High Yield Opportunities Fund
MainStay Indexed Bond Fund
MainStay Intermediate Term Bond Fund
MainStay Money Market Fund
MainStay Principal Preservation Fund
MainStay Short Term Bond Fund
MainStay Tax Free Bond Fund

Blended Funds
MainStay Balanced Fund
MainStay Convertible Fund
MainStay Income Builder Fund

International Funds
MainStay 130/30 International Fund
MainStay Epoch Global Choice Fund
MainStay Epoch Global Equity Yield Fund
MainStay Epoch International Small Cap Fund
MainStay Global High Income Fund
MainStay ICAP Global Fund
MainStay ICAP International Fund
MainStay International Equity Fund

Asset Allocation Funds
MainStay Conservative Allocation Fund
MainStay Growth Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate Growth Allocation Fund

Retirement Funds
MainStay Retirement 2010 Fund
MainStay Retirement 2020 Fund
MainStay Retirement 2030 Fund
MainStay Retirement 2040 Fund
MainStay Retirement 2050 Fund

Manager
New York Life Investment Management LLC
New York, New York

Subadvisors
Epoch Investment Partners, Inc.
New York, New York

Institutional Capital LLC2
Chicago, Illinois

MacKay Shields LLC2
New York, New York

Madison Square Investors LLC2
New York, New York

Markston International LLC
White Plains, New York

Winslow Capital Management, Inc.
Minneapolis, Minnesota

Legal Counsel
Dechert LLP

Independent Registered Public Accounting Firm
KPMG LLP

1.	Closed to new investors and new purchases as of January 1, 2002.
2.	An affiliate of New York Life Investment Management LLC.

Not part of the Annual Report

mainstayinvestments.com

The MainStay Funds are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC,
169 Lackawanna Avenue, Parsippany, NJ 07054, a wholly owned subsidiary of New York Life Insurance Company.
NYLIFE Distributors is a Member FINRA/SIPC.

MainStay Investments is a registered service mark and name under which New York Life Investment Management LLC does business.
MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services.

This report may be distributed only when preceded or accompanied by a current Fund prospectus.

© 2012 by NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

NYLIM-24994 MS284-11	MST11-12/11
N13

Item 2. Code of Ethics.
As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
Item 3. Audit Committee Financial Expert.
The Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee. The Audit Committee financial experts are Alan R. Latshaw and Roman L. Weil. Messrs. Latshaw and Weil are “independent” within the meaning of that term under the Investment Company Act of 1940.
Item 4. Principal Accountant Fees and Services.
(a) Audit Fees
The aggregate fees billed for the fiscal year ended October 31, 2011 for professional services rendered by KPMG LLP (“KPMG”) for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $613,305.
The aggregate fees billed for the fiscal year ended October 31, 2010 for professional services rendered by KPMG for the audit of the Registrant’s annual financial statements or services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for that fiscal year were $578,705.
(b) Audit-Related Fees
The aggregate fees billed for assurance and related services by KPMG that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended October 31, 2011, and (ii) $11,500 for the fiscal year ended October 31, 2010. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.
(c) Tax Fees
The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were: (i) $63,810 during the fiscal year ended October 31, 2011, and (ii) $90,800 during the fiscal year ended October 31, 2010. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.
(d) All Other Fees
The aggregate fees billed for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended October 31, 2011, and (ii) $0 during the fiscal year ended October 31, 2010.

(e) Pre-Approval Policies and Procedures
(1)	The Registrant’s Audit and Compliance Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit and Compliance Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit and Compliance Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit and Compliance Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit and Compliance Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit and Compliance Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit and Compliance Committee, subject to the ratification by the full Audit and Compliance Committee no later than its next scheduled meeting. To date, the Audit and Compliance Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit and Compliance Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) There were no hours expended on KPMG’s engagement to audit the Registrant’s financial statements for the most recent fiscal year attributable to work performed by persons other than KPMG’s full-time, permanent employees.
(g) All non-audit fees billed by KPMG for services rendered to the Registrant for the fiscal years ended October 31, 2011 and October 31, 2010 are disclosed in 4(b)-(d) above.
The aggregate non-audit fees billed by KPMG for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $0 for the fiscal year ended October 31, 2011, and (ii) $0 for the fiscal year ended October 31, 2010.
(h) The Registrant’s Audit and Compliance Committee has determined that the non-audit services rendered by KPMG for the fiscal year ended October 31, 2011 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit and Compliance Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of KPMG during the relevant time period.

Item 5. Audit Committee of Listed Registrants
Not applicable.
Item 6. Schedule of Investments
The Schedule of Investments is included as part of Item 1 of this report.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not Applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.
Item 11. Controls and Procedures.
(a) Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.
(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics
(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.
THE MAINSTAY FUNDS

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	January 9, 2012
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher
President and Principal Executive Officer

Date:	January 9, 2012

By:	/s/ Jack R. Benintende
Jack R. Benintende
Treasurer and Principal Financial and Accounting Officer

Date:	January 9, 2012

EXHIBIT INDEX
(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.